UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity® Conservative Income Municipal Bond Fund Fidelity® Conservative Income Municipal Bond Fund and Institutional Class Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Life of fundA
Fidelity® Conservative Income Municipal Bond Fund	1.00%	0.50%
Institutional Class	1.11%	0.60%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,213	Fidelity® Conservative Income Municipal Bond Fund
$10,260	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Doug McGinley and Elizah McLaughlin:  For the year, the fund’s share classes gained about 1%, slightly topping, net of fees, the 0.90% return of its composite benchmark, an equal-weighted blend of the Bloomberg Barclays Municipal Bond 1 Year (1-2Y) Index and the iMoney Net All Tax-Free National Retail Money Market Fund Average™. Duration positioning, a measure of the fund’s sensitivity to changes in interest rates, added value for the year. Although our shorter duration hurt throughout much of the period, it aided the fund’s performance in November and December. Owning floating-rate notes, securities whose interest payments reset periodically with rates tied to a representative index, boosted the fund’s performance, as they typically produced stronger returns than comparable fixed-rate securities. Elsewhere, the fund’s larger-than-index exposure to hospital securities worked to our advantage. These bonds, typically rated A, posted better-than-average total returns. Our overweightings in general obligation securities issued by the states of Connecticut and Illinois also benefited our performance

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Effective Maturity Diversification as of December 31, 2017

% of fund's investments
1 - 7	41.0
8 - 30	0.0
31 - 60	1.7
61 - 90	0.8
91 - 180	13.0
> 180	43.5

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2017

% of fund's net assets
Illinois	11.8
New York	10.3
Texas	10.2
Louisiana	9.8
New Jersey	8.4

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	30.9
Synthetics	19.9
Industrial Development	17.0
Health Care	8.8
Electric Utilities	8.0

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	1.8%
AA,A	40.6%
BBB	4.3%
BB and Below	0.1%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	52.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 47.8%
	Principal Amount	Value
Alabama - 0.5%
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
2% 3/1/18	500,000	500,370
3% 3/1/19	550,000	558,432
Series 2016 B, 5% 3/1/19	900,000	934,407
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 1.625%, tender 10/2/18 (a)	4,425,000	4,407,831
Series 2009 E, 1.85%, tender 3/24/20 (a)	2,110,000	2,099,935
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/18	1,000,000	1,004,390

TOTAL ALABAMA		9,505,365

Arizona - 0.8%
Arizona Board of Regents Arizona State Univ. Rev. Series 2016 A, 5% 7/1/19	500,000	524,930
Arizona School Facilities Board Ctfs. of Prtn. Series 2015 A, 5% 9/1/19	700,000	738,017
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.):
Series 2017 A, 1.8%, tender 5/21/20 (a)(b)	8,500,000	8,425,285
Series 2017 B, 1.6%, tender 5/21/20 (a)	1,100,000	1,090,309
Glendale Gen. Oblig. Series 2015, 4% 7/1/18 (FSA Insured)	370,000	374,484
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A, 5% 1/1/20	3,175,000	3,377,660
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. (Arizona Salt River Proj.) Series 2009 B, 4% 1/1/18	40,000	40,000

TOTAL ARIZONA		14,570,685

California - 0.2%
Encinitas Union School District Series 1996, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,500,000	3,346,280
Colorado - 1.6%
Colorado Health Facilities Auth. Rev. Series 2011 A, 5% 2/1/18	205,000	205,488
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	250,000	269,283
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-1, 4%, tender 3/1/20 (a)	3,155,000	3,272,051
Denver City & County Arpt. Rev. Series 2017 A, 5% 11/15/19 (b)	1,425,000	1,506,681
E-470 Pub. Hwy. Auth. Rev.:
Series 1997 B, 0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,495,000	10,384,278
Series 2000 B:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,945,000	6,871,730
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,680,000	4,536,043
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745,000	1,651,067
Series 2015 A:
2.35% 9/1/20	400,000	403,916
5% 9/1/20	1,000,000	1,078,150

TOTAL COLORADO		30,178,687

Connecticut - 5.2%
Connecticut Gen. Oblig.:
Series 2005 B, 5.25% 6/1/19	1,000,000	1,048,270
Series 2011 C, SIFMA Municipal Swap Index + 1.100% 2.81% 5/15/19 (a)(c)	5,000,000	5,041,650
Series 2011 D:
5% 11/1/18	330,000	338,989
5% 11/1/19	1,125,000	1,189,001
Series 2012 A:
SIFMA Municipal Swap Index + 1.100% 2.81% 4/15/19 (a)(c)	2,025,000	2,042,071
SIFMA Municipal Swap Index + 1.250% 2.96% 4/15/20 (a)(c)	6,900,000	6,979,971
Series 2012 C:
5% 6/1/19	500,000	522,400
5% 6/1/20	2,610,000	2,789,542
Series 2012 D:
SIFMA Municipal Swap Index + 0.770% 2.48% 9/15/18 (a)(c)	3,015,000	3,022,417
SIFMA Municipal Swap Index + 0.920% 2.63% 9/15/19 (a)(c)	2,515,000	2,532,228
Series 2013 A:
SIFMA Municipal Swap Index + 0.550% 2.26% 3/1/19 (a)(c)	900,000	901,296
5% 10/15/19	1,400,000	1,477,980
Series 2013 D:
SIFMA Municipal Swap Index + 0.880% 2.59% 8/15/19 (a)(c)	1,000,000	1,006,200
2.59% 8/15/18 (a)	3,000,000	3,008,700
5% 8/15/20	750,000	805,673
Series 2014 B, SIFMA Municipal Swap Index + 0.490% 2.2% 3/1/19 (a)(c)	420,000	420,311
Series 2014 C:
5% 6/15/18	945,000	959,251
5% 6/15/20	1,555,000	1,663,663
Series 2014 E, 5% 9/1/19	1,675,000	1,762,284
Series 2014 H, 5% 11/15/18	315,000	323,981
Series 2015 A, 5% 3/15/18	580,000	583,915
Series 2015 C, SIFMA Municipal Swap Index + 0.750% 2.46% 6/15/18 (a)(c)	795,000	796,240
Series 2015 F:
5% 11/15/18	2,400,000	2,468,424
5% 11/15/20	615,000	664,710
Series 2016 B:
5% 5/15/19	2,865,000	2,990,143
5% 5/15/20	1,200,000	1,281,060
5% 5/15/21	6,905,000	7,528,936
Series 2016 E:
4% 10/15/19	3,450,000	3,581,928
5% 10/15/20	4,220,000	4,552,620
Series 2016 G:
5% 11/1/18	2,150,000	2,208,566
5% 11/1/19	2,000,000	2,113,780
Series 2017 A, 5% 4/15/20	10,000,000	10,654,500
Series 2017 B:
5% 4/15/19	2,525,000	2,628,954
5% 4/15/20	400,000	426,180
Series A:
5% 4/15/20	520,000	524,753
5% 2/15/21	400,000	413,224
Series B, 5% 4/15/21	1,120,000	1,130,170
Series D, SIFMA Municipal Swap Index + 1.020% 2.73% 8/15/20 (a)(c)	825,000	830,759
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series 1999 B, 1.65%, tender 3/1/19 (a)	2,160,000	2,157,754
(Yale New Haven Hosp. Proj.) Series B, 1 month U.S. LIBOR + 0.550% 1.462%, tender 7/1/19 (a)(c)	4,200,000	4,200,420
Series 2010 A2, 1.2%, tender 2/1/19 (a)	1,940,000	1,932,977
Series 2011F, 5% 7/1/18	2,705,000	2,749,308
Series 2016 CT, 3% 12/1/19	600,000	613,572
Series A, 5% 7/1/20	1,880,000	2,024,064
Naugatuck Ctfs. of Prtn. (Naugatuck Incineration Facilities Proj.) Series 2014 A, 5% 6/15/19 (b)	975,000	1,018,017
New Britain Gen. Oblig. Series 2017 A:
5% 3/1/19 (FSA Insured)	385,000	400,354
5% 3/1/20 (FSA Insured)	250,000	266,383
5% 3/1/21 (FSA Insured)	345,000	377,320
Stratford Gen. Oblig. Series 2017, 4% 7/1/19 (FSA Insured)	645,000	666,124
Univ. of Connecticut Gen. Oblig. (Connecticut Gen. Oblig. proj.) Series 2016 A, 4% 3/15/18	760,000	763,420

TOTAL CONNECTICUT		100,384,453

District Of Columbia - 0.0%
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18(a)	375,000	377,989
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2012 A, 5% 10/1/18 (b)	200,000	205,008

TOTAL DISTRICT OF COLUMBIA		582,997

Florida - 3.5%
Broward County Arpt. Sys. Rev. Series 2012 P1, 4% 10/1/19 (b)	725,000	752,891
Broward County Port Facilities Rev. Series 2011 B, 5% 9/1/18 (b)	310,000	316,919
Broward County School Board Ctfs. of Prtn. Series 2011 A, 5% 7/1/19	770,000	807,106
Citizens Property Ins. Corp.:
Series 2011 A1:
5% 6/1/18	10,350,000	10,497,695
5% 6/1/19	2,335,000	2,440,612
Series 2012 A1:
5% 6/1/18	1,530,000	1,551,833
5% 6/1/19	7,010,000	7,327,062
5% 6/1/21	10,600,000	11,672,826
Escambia County Poll. Cont. Rev. Bonds (Gulf Pwr. Co. Proj.) Series 2003, 1.15%, tender 6/21/18 (a)	3,500,000	3,489,150
Florida Mid-Bay Bridge Auth. Rev. Series 2015 C, 5% 10/1/18	275,000	282,260
Florida Muni. Pwr. Agcy. Rev. Series 2008, 5% 10/1/18	500,000	512,780
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2010 B, 4.25% 10/1/18 (b)	165,000	168,307
Series 2016, 5% 10/1/20 (b)	200,000	216,778
Halifax Hosp. Med. Ctr. Rev. Series 2016:
4% 6/1/18	500,000	504,850
5% 6/1/19	250,000	260,165
Lake County School Board Ctfs. of Prtn. Series 2014 A, 4% 6/1/18 (FSA Insured)	95,000	95,925
Lakeland Hosp. Sys. Rev. Series 2016:
4% 11/15/18	500,000	510,235
5% 11/15/19	265,000	280,291
Miami-Dade County Aviation Rev.:
Series 2010 B, 5% 10/1/18	710,000	728,581
Series 2012 A, 5% 10/1/21 (b)	955,000	1,059,658
Miami-Dade County Expressway Auth. Series 2014 B, 5% 7/1/18	590,000	599,989
Miami-Dade County Pub. Facilities Rev. Series 2015 A, 5% 6/1/19	1,625,000	1,697,573
Miami-Dade County School Board Ctfs. of Prtn.:
(Miami-Dade County School District proj.) Series 2012 B-1, 5% 10/1/19	465,000	490,017
(Miami-Dade County School District) Series 2012 B-2, 4% 4/1/20	540,000	565,882
Series 2008 B, 5% 5/1/18 (Assured Guaranty Corp. Insured)	320,000	323,587
Series 2014 D:
5% 11/1/19	1,170,000	1,235,696
5% 11/1/20	650,000	706,329
Series 2015 A:
5% 5/1/19	4,380,000	4,563,566
5% 5/1/20	1,745,000	1,870,867
5% 5/1/21	565,000	621,590
Series 2016 C, 5% 2/1/20	1,830,000	1,948,877
Miami-Dade County School District Series 2015, 5% 3/15/18	500,000	503,610
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/18	715,000	729,543
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/18	675,000	686,698
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B, 4% 8/1/19	350,000	362,310
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds:
(Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (a)	2,600,000	2,632,708
Series 2008, 5.35%, tender 5/1/18 (AMBAC Insured) (a)	1,645,000	1,665,694
Tampa Solid Waste Sys. Rev.:
Series 2010, 5% 10/1/19 (FSA Insured) (b)	1,000,000	1,053,800
Series 2013, 5% 10/1/20 (b)	660,000	710,582
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016 A:
5% 9/1/18	350,000	357,998
5% 9/1/19	505,000	531,911
5% 9/1/20	585,000	630,437

TOTAL FLORIDA		67,965,188

Georgia - 1.9%
Atlanta Arpt. Rev. Series 2014 C, 5% 1/1/18 (b)	350,000	350,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 1994, 1.8%, tender 4/3/18 (a)	13,600,000	13,595,648
Clarke County Hosp. Auth. Series 2016:
5% 7/1/18	900,000	915,012
5% 7/1/19	1,150,000	1,204,890
5% 7/1/20	750,000	809,198
Cobb County Kennestone Hosp. Auth. Rev.:
(Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/19	125,000	129,945
5% 4/1/20	175,000	187,178
(Wellstar Health Sys., Inc. proj.) Series 2017 A, 5% 4/1/21	400,000	438,668
Fulton County Dev. Auth. Hosp. R (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/19	150,000	152,259
5% 4/1/20	150,000	160,439
5% 4/1/21	330,000	361,901
Fulton County Dev. Auth. (Piedmont Healthcare, Inc. Proj.) Series 2016, 5% 7/1/20	500,000	539,465
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	475,000	487,702
(Proj. One) Series 2008 A, 5.25% 1/1/18	350,000	350,000
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19	185,000	188,850
Series 2008 A:
5.25% 1/1/18	1,600,000	1,600,000
5.25% 1/1/19	555,000	573,620
5.25% 1/1/21	540,000	589,610
Series 2009 B, 4% 1/1/18	600,000	600,000
Series 2011 A:
5% 1/1/18	1,270,000	1,270,000
5% 1/1/19	2,920,000	3,010,812
5% 1/1/20	485,000	513,993
5% 1/1/21	115,000	124,735
Series 2015 A:
5% 1/1/20	390,000	413,314
5% 1/1/21	1,000,000	1,084,650
Series 2016 A:
4% 1/1/19	825,000	842,564
4% 1/1/21	1,100,000	1,161,985
5% 1/1/19	1,500,000	1,546,650
Series GG:
5% 1/1/20	475,000	503,780
5% 1/1/21	855,000	931,018
4.25% 1/1/18	100,000	100,000
5% 1/1/18	80,000	80,000
Griffin-Spalding County Hosp.:
( Wellstar Health Sys., Inc. Proj.) Series 2017 A, 3% 4/1/20	150,000	153,873
(Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/19	200,000	203,012
3% 4/1/21	135,000	139,606
Lagrange-Troup County Hosp. Re (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/20	125,000	133,699
5% 4/1/21	325,000	356,418

TOTAL GEORGIA		35,804,494

Hawaii - 0.0%
Hawaii Arpts. Sys. Rev. Series 2010 B, 5% 7/1/18 (b)	655,000	666,449
Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/20	595,000	642,713
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/21	890,000	985,782

TOTAL IDAHO		1,628,495

Illinois - 5.0%
Champaign County Ill Cmnty. Unit Series 2017, 5% 1/1/21	1,000,000	1,088,300
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2014 D, 5% 12/1/19	2,175,000	2,304,304
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 B, 5% 1/1/18 (b)	60,000	60,000
Series 2013 A, 5% 1/1/18 (b)	900,000	900,000
Chicago Park District Gen. Oblig.:
Series 2008 B, 4.25% 1/1/18	715,000	715,000
Series 2010 C, 5% 1/1/18	255,000	255,000
Series 2011 D, 4% 1/1/18	425,000	425,000
Series 2013 B, 4% 1/1/18	115,000	115,000
Series 2014 D, 4% 1/1/18	500,000	500,000
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
2% 6/1/18	200,000	200,176
4% 6/1/19	1,435,000	1,476,141
5% 6/1/20	2,585,000	2,769,130
5% 6/1/21	1,310,000	1,434,398
Chicago Wastewtr. Transmission Rev.:
Series 2008 C, 5% 1/1/18	600,000	600,000
Series 2010 A, 3% 1/1/18	60,000	60,000
Series 2012, 5% 1/1/18	500,000	500,000
Cook County Gen. Oblig. Series 2014 A, 5% 11/15/18	1,605,000	1,648,929
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B1, 1.1%, tender 2/15/18 (a)	2,695,000	2,693,491
Illinois Fin. Auth. Rev.:
(Hosp. Sisters Svcs., Inc. Proj.) Series 2012 C, 5% 8/15/20	2,695,000	2,906,989
(IL Wtr. State Rev. Fund Proj.) Series 2016 4% 7/1/18	965,000	976,889
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/19	1,000,000	1,056,570
Bonds (Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	2,820,000	2,797,919
Series 2008 B, 5.5% 8/15/19 (Pre-Refunded to 8/15/18 @ 100)	250,000	256,268
Series 2008 D, 5.5% 11/1/18	400,000	412,836
Series 2011 A, 5% 8/15/18	2,500,000	2,550,500
Series 2012 A:
5% 5/15/18	1,690,000	1,710,635
5% 5/15/19	650,000	676,325
Series 2015 A, 5% 11/15/18	500,000	513,905
Series 2016 A:
5% 8/15/18	500,000	507,620
5% 7/1/19	600,000	627,186
5% 8/15/19	500,000	518,300
Series 2016 D, 5% 2/15/20	1,980,000	2,111,650
Series 2016:
4% 11/15/18	375,000	382,384
5% 11/15/19	350,000	370,129
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/18	5,185,000	5,185,000
Series 2007 A, 5% 6/1/18 (FSA Insured)	435,000	435,957
Series 2007 B, 5.25% 1/1/18	1,815,000	1,815,000
Series 2008, 4.5% 4/1/18	375,000	375,600
Series 2010, 5% 1/1/18	4,320,000	4,320,000
Series 2014, 4% 2/1/18	1,035,000	1,036,387
Series 2016, 5% 2/1/18	14,630,000	14,660,869
3% 1/1/18	550,000	550,000
Illinois Muni. Elec. Agcy. Pwr. Supply:
Series 2007 C, 5.25% 2/1/20	445,000	475,598
Series 2015 A, 5% 2/1/19	6,915,000	7,165,116
Illinois Reg'l. Trans. Auth.:
Series 2010A, 5% 7/1/20	1,755,000	1,855,667
Series 2014 A:
4% 6/1/18	400,000	404,028
5% 6/1/19	785,000	820,286
Series 2016 A, 5% 6/1/18	1,520,000	1,541,508
Series 2017 A:
5% 7/1/20	700,000	754,754
5% 7/1/21	700,000	772,534
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2013 B-1, 5% 12/1/18	2,150,000	2,216,414
Series 2014 D, 5% 1/1/18	1,075,000	1,075,000
Metropolitan Pier & Exposition Series 1993, 0% 6/15/18 (Escrowed to Maturity)	105,000	104,282
Railsplitter Tobacco Settlement Auth. Rev. Series 2010:
5% 6/1/18	11,650,000	11,820,207
5.25% 6/1/20	795,000	859,419
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 A, 5% 10/1/18	500,000	511,465
Univ. of Illinois Rev.:
Series 2001 B, 5.5% 4/1/19	425,000	442,268
Series A, 0% 4/1/18	800,000	796,536
Will County Illinois Series 2016, 4% 11/15/18	870,000	887,357

TOTAL ILLINOIS		97,002,226

Indiana - 0.6%
Indiana Fin. Auth. (Citizens Energy Group Wtr. Proj.) Series 2014 A, 5% 10/1/19	455,000	480,771
Indiana Fin. Auth. Hosp. Rev. Series 2017 A, 5% 11/1/18	900,000	925,722
Indiana Fin. Auth. Rev. Series 2016:
3% 9/1/18	150,000	151,097
3% 9/1/19	250,000	253,938
4% 9/1/20	500,000	526,045
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2012 A, 5% 10/1/18	875,000	897,435
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 4%, tender 3/1/19 (a)	1,325,000	1,359,861
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2016 A1, 5% 1/1/19 (b)	735,000	759,042
Series 2016, 5% 1/1/20 (b)	2,685,000	2,851,497
Whiting Envir. Facilities Rev. (BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	2,220,000	2,431,411

TOTAL INDIANA		10,636,819

Iowa - 0.1%
Iowa Fin. Auth. Health Facilities Rev. Series 2005 A, 4.5% 2/15/18 (Assured Guaranty Corp. Insured)	1,850,000	1,856,087
Kansas - 0.1%
Johnson County Unified School District # 233 Series 2016 A:
2% 9/1/18	1,250,000	1,253,763
5% 9/1/20	1,250,000	1,358,213

TOTAL KANSAS		2,611,976

Kentucky - 2.0%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
4% 2/1/18	325,000	325,458
4% 2/1/20	800,000	825,448
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.05%, tender 9/1/19 (a)	16,000,000	15,745,120
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/20	215,000	228,115
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.):
Series 2009, 5.25% 2/1/19 (Assured Guaranty Corp. Insured)	625,000	649,000
Series D:
5% 5/1/20	3,100,000	3,305,282
5% 5/1/21	595,000	651,769
(Kentucky St Proj.):
Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,157,079
Series 2005:
5% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,035,000	1,055,628
5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,410,000	1,512,789
(Proj. No. 117) Series B, 3% 5/1/20	2,110,000	2,154,331
(Proj. No. 98) Series 2010, 4% 8/1/19	910,000	942,150
(Rev. Rfdg. Bonds Proj.) Series A, 5% 8/1/18	1,130,000	1,152,521
Series 2009 A, 5% 8/1/18	1,900,000	1,937,867
Series 2016 B, 5% 11/1/19	2,000,000	2,116,380
Louisville & Jefferson County Series 2016 A, 5% 10/1/18	1,995,000	2,041,344
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds:
(Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	2,720,000	2,710,317
(Louisville Gas and Elec. Co. Proj.) Series 2001 B, 1.35%, tender 5/1/18 (a)(b)	500,000	499,065

TOTAL KENTUCKY		39,009,663

Louisiana - 2.0%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/18	1,900,000	1,926,486
5% 6/1/19	1,125,000	1,175,243
5% 6/1/20	5,980,000	6,414,746
5% 6/1/21 (FSA Insured)	2,150,000	2,366,097
Louisiana Gen. Oblig. Series 2016 A:
4% 9/1/19	1,500,000	1,557,750
5% 9/1/20	2,185,000	2,367,622
Louisiana Local Govt. Envir. Facilities Bonds Series 2013, 1 month U.S. LIBOR + 0.700% 1.666%, tender 1/2/18 (a)(c)	8,270,000	8,271,985
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A, 5% 12/15/19	1,000,000	1,061,630
Series 2009 A:
5% 7/1/19	1,855,000	1,943,261
5.25% 7/1/20	3,200,000	3,460,640
Series 2015, 5% 7/1/18	2,600,000	2,643,238
New Orleans Aviation Board Rev.:
Series 2017 D1:
5% 1/1/19	600,000	620,106
5% 1/1/20	1,000,000	1,064,240
Series 2017 D2:
5% 1/1/19 (b)	750,000	774,833
5% 1/1/20 (b)	200,000	212,564
5% 1/1/21 (b)	500,000	545,520
Tobacco Settlement Fing. Corp.:
Series 2013 A:
5% 5/15/18	1,200,000	1,215,720
5% 5/15/21	275,000	303,047
Series 2013A, 5% 5/15/19	1,000,000	1,045,070

TOTAL LOUISIANA		38,969,798

Maine - 0.0%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2017 B, 4% 7/1/21	335,000	358,440
Maryland - 0.0%
Maryland Health & Higher Edl. Facilities Auth. Rev. Bonds Series 2013 A, 1 month U.S. LIBOR + 0.580% 1.492%, tender 1/2/18 (a)(c)	200,000	200,040
Massachusetts - 2.5%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B, 5% 1/1/20	500,000	531,510
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/20	1,025,000	1,101,537
Bonds SIFMA Municipal Swap Index + 0.550% 2.26%, tender 1/4/18 (a)(c)	7,435,000	7,437,528
Series 2013 F, 4% 7/1/18	555,000	561,338
Massachusetts Edl. Fing. Auth. Rev. Series 2017 A:
3% 7/1/19 (b)	250,000	254,145
4% 7/1/20 (b)	375,000	391,946
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	5,000,000	4,909,800
Series 1998 C, 0% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	180,000	178,380
Series 2007 A, 3 month U.S. LIBOR + 0.460% 1.382% 11/1/18 (a)(c)	1,375,000	1,375,206
Series 2012 D, SIFMA Municipal Swap Index + 0.430% 2.14% 1/1/18 (a)(c)	5,000,000	5,000,000
Series 2017 A, 0.005% x SIFMA Municipal Swap Index 2.18% 2/1/19 (a)(c)	7,500,000	7,511,925
Series 2017 B, SIFMA Municipal Swap Index + 0.600% 2.31% 2/1/20 (a)(c)	17,500,000	17,579,975
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners HealthCare Sys., Inc. Proj.) Series 2007 G, 5% 7/1/18	100,000	100,262
(Partners Healthcare Sys., Inc. Proj.) Series 2010, 5% 7/1/21	565,000	593,945
Series 2009 D, 5% 7/1/18	500,000	508,165

TOTAL MASSACHUSETTS		48,035,662

Michigan - 3.0%
Battle Creek School District Series 2016, 5% 5/1/18	1,155,000	1,167,520
Chippewa Valley Schools Series 2016, 5% 5/1/19	1,730,000	1,806,466
Clarkston Cmnty. Schools:
Series 2016 I, 4% 5/1/20	345,000	362,219
Series 2016, 5% 5/1/18	900,000	910,179
Fenton Area Pub. Schools Gen. Oblig. Series 2017, 2% 5/1/18	500,000	500,625
Ferris State Univ. Rev. Series 2016:
5% 10/1/19	385,000	406,394
5% 10/1/20	540,000	586,813
Grand Rapids Pub. Schools:
Series 2016, 5% 5/1/19 (FSA Insured)	2,100,000	2,188,578
5% 5/1/19 (FSA Insured)	450,000	468,981
Grand Valley Michigan State Univ. Rev. Series 2011, 5% 2/1/20	1,310,000	1,392,058
Huron Valley School District Series 2011, 5% 5/1/21	1,985,000	2,180,443
Ingham, Eaton and Clinton Counties Lansing School District Series 2016 I, 5% 5/1/19	765,000	797,268
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. (Bronson Methodist Hsp, MI. Proj.) Series 2006, 5% 5/15/19 (FSA Insured)	1,000,000	1,040,640
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/20	635,000	690,213
Lake Orion Cmnty. School District 5% 5/1/19	900,000	938,565
Lapeer Cmnty. Schools Series 2016:
4% 5/1/19	555,000	571,012
4% 5/1/20	1,215,000	1,275,641
Lincoln Consolidated School District Series 2016 A, 5% 5/1/19	1,000,000	1,041,510
Michigan Fin. Auth. Rev.:
Bonds:
Series 2015 D1, 1 month U.S. LIBOR + 0.680% 1.663%, tender 1/4/18 (a)(c)	1,850,000	1,850,629
1.1%, tender 8/15/19 (a)	1,310,000	1,295,040
Series 2010 A, 5% 12/1/18	600,000	618,312
Series 2014, 4% 6/1/18	450,000	454,455
Series 2015 A, 5% 5/15/19	480,000	501,101
Series 2016:
2% 1/1/18	125,000	125,000
3% 1/1/19	100,000	101,059
3% 1/1/20	150,000	153,213
5% 11/15/18	1,030,000	1,059,098
5% 11/15/19	500,000	528,755
Michigan Gen. Oblig. Series 2016:
3% 3/15/20	5,000,000	5,133,150
5% 3/15/20	1,095,000	1,171,453
Michigan Hosp. Fin. Auth. Rev. Bonds:
Series 2010 F1, 2%, tender 5/30/18 (a)	1,815,000	1,818,957
Series 2010 F4, 1.95%, tender 4/1/20 (a)	3,935,000	3,941,847
Mount Clemens Cmnty. School District Series 2017 A:
5% 5/1/19	715,000	747,475
5% 5/1/20	850,000	911,311
Oakland Univ. Rev.:
Series 2012, 4% 3/1/18	130,000	130,510
Series 2013 A, 4% 3/1/18	425,000	426,666
Portage Pub. Schools Series 2016:
5% 5/1/19	625,000	652,625
5% 11/1/19	740,000	783,882
5% 5/1/20	675,000	724,167
Rochester Cmnty. School District 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	770,000	789,812
Roseville Cmnty. Schools Series 2014, 5% 5/1/18	410,000	414,444
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/18	565,000	577,571
Warren Consolidated School District Series 2016:
4% 5/1/18	885,000	892,098
4% 5/1/19	1,000,000	1,027,650
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/18	1,170,000	1,206,364
5% 12/1/19	1,250,000	1,327,225
5% 12/1/20	600,000	651,714
Series 2017 B:
5% 12/1/18 (b)	400,000	411,472
5% 12/1/19 (b)	660,000	697,442
5% 12/1/20 (b)	720,000	780,350
Wayne-Westland Cmnty. Schools Series 2014, 5% 5/1/18	1,130,000	1,142,475
Western Michigan Univ. Rev.:
Series 2011, 5% 11/15/18	700,000	720,636
Series 2013, 5% 11/15/19	500,000	530,085
Ypsilanti School District Series A:
4% 5/1/18	350,000	352,601
4% 5/1/19	1,845,000	1,892,822
Zeeland Pub. Schools:
Series 2015, 5% 5/1/21	1,730,000	1,891,565
4% 5/1/18	360,000	363,031
4% 5/1/18 (FSA Insured)	290,000	292,250

TOTAL MICHIGAN		57,415,437

Minnesota - 0.1%
Duluth Gen. Oblig. Series 2015 B, 2% 2/1/18	500,000	500,250
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2014 B, 5% 1/1/18 (b)	600,000	600,000
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2008 A, 5% 1/1/19	150,000	150,000
Rochester Health Care Facilities Rev. Bonds (Mayo Clinic Proj.) Series B, 4%, tender 11/15/18 (a)	700,000	714,329
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. 0% 1/1/18 (AMBAC Insured)	600,000	600,000

TOTAL MINNESOTA		2,564,579

Missouri - 0.0%
Missouri Health & Edl. Facilities Rev. Series 2016, 5% 5/15/20	790,000	848,112
Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/19	1,050,000	1,087,202
5% 2/15/20	1,735,000	1,847,150

TOTAL MONTANA		2,934,352

Nevada - 0.7%
Clark County Arpt. Rev. Series 2017 C, 5% 7/1/21 (b)	3,025,000	3,315,884
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017, 1.6%, tender 5/21/20 (a)	4,140,000	4,101,622
Clark County School District:
Series 2007 A, 4.5% 6/15/19	335,000	345,797
Series 2008 A, 5% 6/15/19 (Pre-Refunded to 6/15/18 @ 100)	365,000	370,822
Series 2012 A, 5% 6/15/19	1,250,000	1,308,638
Series 2015 A, 5% 6/15/18	225,000	228,578
Series 2016 F, 5% 6/15/18	1,250,000	1,269,875
Series 2017 B, 5% 6/15/19	800,000	837,528
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2012 B, 5% 6/1/18	70,000	71,019
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	1,400,000	1,387,358

TOTAL NEVADA		13,237,121

New Hampshire - 0.2%
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern Med. Ctr. Proj.) Series 2016, 3% 10/1/21	765,000	785,754
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/19	620,000	629,815
Series 2016:
3% 10/1/18	1,120,000	1,129,878
3% 10/1/20	1,100,000	1,124,475

TOTAL NEW HAMPSHIRE		3,669,922

New Jersey - 4.3%
Garden State Preservation Trust Open Space & Farmland Preservation Series 2012 A, 5% 11/1/19	9,050,000	9,474,626
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2009 AA, 5.25% 12/15/20	1,000,000	1,047,380
Series 2013 NN, 2% 3/1/18	500,000	500,045
Series 2017 B, 5% 11/1/19	3,330,000	3,481,382
Series 2008, 5% 5/1/18	1,415,000	1,428,980
Series 2010 DD, 5% 12/15/18	1,925,000	1,977,764
Series 2011 EE, 5% 9/1/18	1,530,000	1,559,651
Series 2013, 5% 3/1/20	1,405,000	1,478,102
Series 2014 PP, 5% 6/15/19	1,325,000	1,373,985
Series 2015 XX, 5% 6/15/19	1,130,000	1,171,776
Series 2016 AAA, 5% 6/15/18	300,000	304,008
Series 2017 DDD:
5% 6/15/19	500,000	518,485
5% 6/15/20	500,000	528,910
Series EE, 5.25% 9/1/19	1,840,000	1,924,217
Series PP, 5% 6/15/20	200,000	211,564
New Jersey Edl. Facilities Auth. Rev. Series 2010 H, 5% 7/1/18 (Escrowed to Maturity)	125,000	127,185
New Jersey Edl. Facility:
( William Paterson College Proj.) Series 2017 B, 5% 7/1/20	480,000	514,262
Series 2014, 5% 6/1/18	265,000	268,233
New Jersey Gen. Oblig.:
Series 2005 L, 5.25% 7/15/19	600,000	631,446
Series 2014, 5% 6/1/19	625,000	653,094
Series 2016 T, 5% 6/1/20	685,000	732,621
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series 2016, 5% 7/1/18	3,265,000	3,320,113
Series 2008:
5% 7/1/18	3,915,000	3,981,477
5% 7/1/18	180,000	183,038
Series 2010, 5% 1/1/19	220,000	227,416
Series 2013 A, 5% 7/1/18	180,000	183,065
Series 2016 A, 5% 7/1/19	400,000	418,792
Series 2016:
5% 7/1/19	1,015,000	1,064,065
5% 7/1/20	2,000,000	2,156,960
4% 7/1/19 (Escrowed to Maturity)	245,000	253,538
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011, 5% 12/1/18 (b)	1,455,000	1,494,460
Series 2017 1B:
5% 12/1/19 (b)	1,425,000	1,498,416
5% 12/1/20 (b)	2,790,000	3,000,059
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2013 C, 2.26% 1/1/18 (a)	8,000,000	8,000,000
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.293% 1/1/21 (a)(c)	655,000	652,812
New Jersey Trans. Trust Fund Auth.:
(New Jersey Gen. Oblig. Proj.):
Series 2011 A, 5% 6/15/18	675,000	684,018
Series 2015 AA, 4% 6/15/18	520,000	524,628
(New Jersey St Grant Anticipati Proj.) Series 2016 A-1, 5% 6/15/21	500,000	507,835
Series 1999 A:
5.75% 6/15/18	545,000	554,102
5.75% 6/15/20	275,000	291,803
Series 2010 D, 5% 12/15/18	200,000	205,482
Series 2011 B, 5% 6/15/18	1,065,000	1,079,228
Series 2012 AA, 4% 6/15/18	1,175,000	1,185,458
Series 2013 A:
5% 6/15/18	1,775,000	1,798,714
5% 12/15/19	260,000	272,545
5% 6/15/20	465,000	492,342
Series 2013 AA, 5% 6/15/19	475,000	492,561
Series 2016 A, 5% 6/15/20	8,725,000	9,238,030
Series AA:
5% 6/15/19	6,300,000	6,532,911
5% 6/15/20	100,000	105,880
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/19	2,075,000	2,162,150

TOTAL NEW JERSEY		82,469,614

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 A, 1.875%, tender 4/1/20 (a)	2,000,000	1,992,780
Series 2005 B, 1.875%, tender 4/1/20 (a)	1,750,000	1,743,683

TOTAL NEW MEXICO		3,736,463

New York - 0.9%
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2000 A, 0% 6/1/19 (FSA Insured)	535,000	521,860
New York City Gen. Oblig. Series 2015 F, SIFMA Municipal Swap Index + 0.650% 2.36% 2/15/19 (a)(c)	1,000,000	1,002,350
New York Metropolitan Trans. Auth. Rev. Series 2017 C:
4% 2/15/19	2,000,000	2,051,160
4% 2/15/19	5,000,000	5,127,900
4% 5/15/19	5,800,000	5,977,538
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/18 (b)	2,000,000	2,000,000

TOTAL NEW YORK		16,680,808

North Carolina - 0.2%
Charlotte Int'l. Arpt. Rev. Series 2010 B, 5.25% 7/1/18 (b)	750,000	763,725
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1991 A, 6.5% 1/1/18 (Escrowed to Maturity)	50,000	50,000
Series 2009 A, 5% 1/1/18 (Escrowed to Maturity)	125,000	125,000
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/18	745,000	764,497
5% 10/1/19	985,000	1,040,958
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2010 A, 5% 1/1/20	445,000	473,858
Series 2012 A, 5% 1/1/19	655,000	677,545
Series C, 5% 1/1/21	480,000	496,522

TOTAL NORTH CAROLINA		4,392,105

Ohio - 2.5%
Allen County Hosp. Facilities Rev.:
(Mercy Health Proj.) Series 2010B, 5% 9/1/18	1,000,000	1,021,850
Bonds (Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 2.46%, tender 5/1/20 (a)(c)	13,000,000	13,003,380
Cleveland Ctfs. of Prtn. Series 2010 A, 5% 11/15/19	2,240,000	2,362,058
Cleveland Pub. Pwr. Sys. Rev. Series 2016 A, 5% 11/15/19	1,890,000	1,992,627
Hamilton County HealthCare Facilities Rev.:
(Christ Hosp. Proj.) Series 2012, 5% 6/1/18	425,000	430,874
(Christ Hosp., OH. Proj.) Series 2012, 5% 6/1/20	865,000	924,927
Kent State Univ. Revs. Series 2009 B, 5% 5/1/18 (Assured Guaranty Corp. Insured)	310,000	313,618
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/19	200,000	206,700
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/20	200,000	210,436
Series 2010 A, 5% 1/15/18	935,000	936,075
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Series 2017 B, SIFMA Municipal Swap Index + 0.220% 1.93% 12/1/20 (a)(c)	25,250,000	25,240,405
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/20	1,180,000	1,256,547
Univ. of Akron Gen. Receipts Series 2010 A, 5% 1/1/19 (FSA Insured)	745,000	769,965

TOTAL OHIO		48,669,462

Oregon - 0.1%
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2011 A, 5.25% 5/1/19	350,000	366,142
Series 2011 C, 5% 10/1/20	420,000	456,057
Port of Portland Arpt. Rev. 5% 7/1/18 (b)	350,000	356,013

TOTAL OREGON		1,178,212

Pennsylvania - 2.9%
Allegheny County Arpt. Auth. Rev.:
Series 2006 B, 5% 1/1/19 (b)	1,950,000	2,010,450
Series 2007 B, 5% 1/1/18 (FSA Insured)	1,770,000	1,770,000
Series B, 5% 1/1/19 (FSA Insured)	590,000	590,000
5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	280,000	280,000
Allegheny County Hosp. Dev. Auth. Rev. Series 2010 A:
5% 5/15/18	1,970,000	1,995,433
5% 5/15/19	1,050,000	1,096,305
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B, 5% 7/1/20	580,000	613,553
Lycoming County Auth. College Rev. Series 2016:
4% 10/1/18	500,000	508,835
4% 10/1/19	1,000,000	1,037,420
Monroeville Fin. Auth. UPMC Rev.:
Series 2012, 4% 2/15/18	355,000	356,058
Series 2014 B, 3% 2/1/19	195,000	197,736
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. Series 2009 A, 5% 6/1/18	3,495,000	3,542,847
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
Series 2014 A:
4% 2/1/18	500,000	500,995
4% 2/1/19	175,000	179,317
Series 2016, 4% 3/15/19	3,115,000	3,200,071
Pennsylvania Gen. Oblig.:
Series 2008, 5% 2/15/18 (Escrowed to Maturity)	165,000	165,688
Series 2009 1, 5% 3/15/18	120,000	120,838
Series 2010 A, 5% 5/1/20	740,000	791,978
Series 2011, 5% 7/1/18	875,000	889,945
Series 2012, 5% 6/1/18	910,000	922,949
Series 2014, 5% 7/1/18	625,000	635,675
Series 2015, 5% 3/15/18	840,000	845,863
Series 2016:
5% 1/15/19	325,000	336,346
5% 9/15/19	8,075,000	8,520,821
5% 9/15/20	385,000	416,150
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2010 1, 5% 4/1/18	660,000	665,762
Series 2010 E:
5% 5/15/18	1,940,000	1,964,910
5% 5/15/19	1,110,000	1,158,951
Series 2012, 4% 4/1/18	200,000	201,260
Pennsylvania Tpk. Commission Tpk. Rev. series 2015 A-2, SIFMA Municipal Swap Index + 0.650% 2.36% 12/1/18 (a)(c)	2,700,000	2,704,617
Philadelphia Arpt. Rev.:
Series 2010 C, 5% 6/15/18 (b)	445,000	451,693
Series 2011 A:
5% 6/15/18 (b)	1,350,000	1,370,304
5% 6/15/21 (b)	685,000	752,452
Series 2015 A, 5% 6/15/19 (b)	1,195,000	1,249,480
Philadelphia Gas Works Rev.:
Series 15, 4% 8/1/20	500,000	526,805
Series 2015, 5% 8/1/19	1,000,000	1,050,020
Series 2016, 5% 10/1/20	1,335,000	1,446,619
5% 10/1/19	4,995,000	5,269,026
Philadelphia School District:
Series 2016 D, 5% 9/1/18	750,000	764,588
Series 2016 F, 5% 9/1/19	1,000,000	1,047,910
Pittsburgh & Alleg County Parkin Series 2017:
3% 12/15/18	615,000	622,731
4% 12/15/19	330,000	343,784
Reading School District Series 2017, 5% 3/1/21 (FSA Insured)	200,000	217,964
Saint Mary Hosp. Auth. Health Sys. Rev. (Catholic Health East Proj.) Series 2010B:
5% 11/15/18	565,000	581,458
5% 11/15/19	805,000	852,825
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/19	375,000	390,461

TOTAL PENNSYLVANIA		55,158,893

Rhode Island - 0.1%
Rhode Island Comm Corp. Rev. Series 2016 A, 5% 6/15/19	2,135,000	2,237,352
South Carolina - 1.2%
Piedmont Muni. Pwr. Agcy. Elec. Rev.:
Series 2009 A, 5% 1/1/20	6,240,000	6,626,942
Series 2017 A, 5% 1/1/19	550,000	568,766
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/18	1,575,000	1,621,620
South Carolina Jobs-Econ. Dev. Auth. (Anmed Health Proj.) Series 2016, 5% 2/1/20	750,000	798,630
South Carolina Pub. Svc. Auth. Rev.:
Series 2010 B:
4% 1/1/20	300,000	312,093
5% 1/1/19 (Escrowed to Maturity)	610,000	630,258
Series 2011 B:
4% 12/1/20	2,860,000	3,021,762
5% 12/1/18 (Escrowed to Maturity)	650,000	670,625
Series 2012 D, 4% 12/1/19	260,000	270,496
Series 2015 C, 5% 12/1/19	4,865,000	5,152,327
5% 1/1/19 (Escrowed to Maturity)	2,655,000	2,743,173

TOTAL SOUTH CAROLINA		22,416,692

Tennessee - 0.3%
Knox County Health Edl. & Hsg. Facilities Series 2016 A, 3% 1/1/19	500,000	504,305
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2010 B, 5.5% 7/1/19 (b)	2,620,000	2,757,524
Series 2011 C, 5% 7/1/19 (b)	280,000	292,645
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. Bonds Series 2001 B, 1.55%, tender 11/3/20 (a)	3,195,000	3,161,644

TOTAL TENNESSEE		6,716,118

Texas - 2.1%
Austin-Bergstrom Landhost Ente Series 2017:
5% 10/1/19	530,000	557,671
5% 10/1/20	910,000	982,527
5% 10/1/21	1,090,000	1,204,461
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/18	1,075,000	1,098,059
Corpus Christi Util. Sys. Rev. Series 2015, 4% 7/15/19	675,000	698,396
Dallas County Util. and Reclamation District Series 2016:
5% 2/15/19	2,165,000	2,244,889
5% 2/15/20	1,320,000	1,406,460
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2014 B, 2.29%, tender 12/1/19 (a)	3,000,000	3,001,290
Series 2015 3, 1 month U.S. LIBOR + 0.850% 1.917%, tender 6/1/20 (a)(c)	2,000,000	2,009,160
Series 2013 A, 4% 12/1/18	420,000	428,690
Houston Arpt. Sys. Rev.:
Series 2007 B, 5% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,500,000	5,513,860
Series 2009A, 5% 7/1/20	2,130,000	2,166,913
Series 2011 A:
5% 7/1/18 (b)	100,000	101,683
5% 7/1/19 (b)	1,080,000	1,129,594
Series 2012 A, 5% 7/1/18 (b)	145,000	147,440
Houston Cmnty. College Sys. Rev. Series 2011, 5% 2/15/18	80,000	80,338
Houston Gen. Oblig. Series 2017 A, 5% 3/1/20	2,750,000	2,948,385
Houston Util. Sys. Rev. Series 2016 B, 5% 11/15/18	860,000	886,110
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/20	500,000	538,285
5% 10/15/21	250,000	274,888
Los Fresnos Independent School District Series 2015, 5% 8/15/19	450,000	474,314
Lower Colorado River Auth. Rev.:
(LCRA Transmission Corp. Proj.) Series 2011 A, 5% 5/15/19	355,000	370,656
Series 2008:
5% 5/15/18	470,000	475,983
5.5% 5/15/19	160,000	162,214
Series 2010 4% 5/15/18	405,000	408,681
Series 2010 A:
5% 5/15/20	3,685,000	3,956,069
5% 5/15/20	3,130,000	3,360,243
Series 2010, 5% 5/15/20	270,000	289,861
Series 2014, 5% 5/15/18	380,000	384,837
5% 5/15/19	595,000	621,240
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B, 5% 7/1/19	950,000	997,795
Royse City Independent School District Series 2014, 0% 2/15/20	555,000	535,464
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. 5.75% 7/1/18	170,000	173,453

TOTAL TEXAS		39,629,909

Virginia - 1.2%
Fairfax County Indl. Dev. Auth. (Inova Health Sys. Proj.) Series 2009 C, 5% 5/15/18	620,000	627,986
Halifax County Indl. Dev. Auth. Bonds 2.15%, tender 9/1/20 (a)	2,830,000	2,845,310
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
Series 2008 A, 1.75%, tender 5/16/19 (a)	1,865,000	1,871,024
Series 2008 B, 2.15%, tender 9/1/20 (a)	935,000	941,517
Lynchburg Econ. Dev. (Centra Health Proj.) Series A:
5% 1/1/19	345,000	356,319
5% 1/1/20	500,000	531,225
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	11,075,000	11,058,055
Series 2009 A, 2.15%, tender 9/1/20 (a)	2,475,000	2,488,390
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	1,870,000	1,879,200

TOTAL VIRGINIA		22,599,026

Washington - 0.7%
Chelan County Pub. Util. District #1 Rev. Series 2011 B, 5% 7/1/18 (b)	310,000	315,279
Port of Seattle Rev. Series 2010 C, 5% 2/1/18 (b)	875,000	877,354
Tobacco Settlement Auth. Rev. Series 2013:
5% 6/1/18	1,000,000	1,014,690
5% 6/1/20	4,575,000	4,922,243
Washington Gen. Oblig.:
Series 2000 S-5, 0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310,000	1,289,145
Series 2004 C, 0% 6/1/18	210,000	208,688
Washington Health Care Facilities Auth. Rev.:
( Multicare Med. Ctr.,Tacom,WA Proj.) Series 2015 B, 4% 8/15/18	1,000,000	1,015,090
(MultiCare Health Sys. Proj.) Series 2010 A, 5.25% 8/15/19	1,280,000	1,352,550
(Providence Health Systems Proj.) Series 2011 B, 5% 10/1/19	1,000,000	1,056,640
Bonds Series 2012 B, 5%, tender 10/1/21 (a)	470,000	522,245
Series 2014, 5% 3/1/18	610,000	613,367
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series 1993 C, 0% 7/1/18	575,000	570,458

TOTAL WASHINGTON		13,757,749

West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Poll. Cont. Rev. (Appalacian Pwr. Co. - Amos Proj.) Series 2008 D, 3.25% 5/1/19	250,000	252,693
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	3,115,000	3,063,821
1.9%, tender 4/1/19 (a)	530,000	528,505

TOTAL WEST VIRGINIA		3,845,019

Wisconsin - 0.6%
Milwaukee County Arpt. Rev. Series 2016 A:
5% 12/1/18 (b)	700,000	720,853
5% 12/1/19 (b)	2,435,000	2,578,811
Wisconsin Health & Edl. Facilities:
( Agnesian Healthcare Proj.) Series 2017, 5% 7/1/21	400,000	438,620
(Agnesian Healthcare Proj.) Series 2017:
3% 7/1/18	225,000	226,478
4% 7/1/19	400,000	412,140
Bonds:
Series 2013 B, 4%, tender 5/30/19 (a)	5,050,000	5,205,187
Series 2013:
4%, tender 3/1/18 (a)	5,000	5,020
4%, tender 3/1/18 (a)	1,275,000	1,280,228
Series 2013 A, 5% 11/15/18	475,000	488,794
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012 B, 5% 8/15/18	675,000	689,607

TOTAL WISCONSIN		12,045,738

TOTAL MUNICIPAL BONDS
(Cost $923,425,437)		919,516,487

Municipal Notes - 52.3%
Alabama - 0.6%
Alabama Fed. Aid Hwy. Fin. Auth. Participating VRDN Series 16 XL 0024, 1.86% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	8,000,000	$8,000,000
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.83% 1/5/18, VRDN (a)(b)	2,903,000	2,903,000

TOTAL ALABAMA		10,903,000

Arkansas - 0.2%
Lowell Ark Indl. dev Series 2006, 2.02% 1/5/18, LOC JPMorgan Chase Bank, VRDN (a)(b)	3,730,000	3,730,000
California - 1.5%
California St Enterprise Dev. Auth. (Var Evapco Proj.) Series 2008, 2.01% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	3,995,000	3,995,000
California Statewide Cmntys. Dev. Auth. Participating VRDN Series ZF 01 99, 1.91% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	2,695,000	2,695,000
San Francisco Calif. City & Cnty. Arpts. Commn. Int'l. Arpt. Rev. Participating VRDN Series 15 ZF 01 64, 1.96% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)	6,665,000	6,665,000
San Francisco City & County Arpt. Commission Participating VRDN Series Floaters 16 ZF0516, 1.96% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)	12,500,000	12,500,000
San Jose Int'l. Arpt. Rev. Participating VRDN Series 2017, 1.91% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	1,400,000	1,400,000
Shafter Indl. Dev. Auth. Indl. Dev. Rev. 2.38% 1/5/18, LOC Deutsche Bank AG, VRDN (a)(b)	1,400,000	1,400,000

TOTAL CALIFORNIA		28,655,000

Colorado - 0.2%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 2.06% 1/5/18, LOC Deutsche Bank AG, VRDN (a)	3,475,000	3,475,000
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.95% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	880,000	880,000

TOTAL COLORADO		4,355,000

Connecticut - 1.2%
Reg'l. School District # 14 Woodbuty & Bethleham BAN Series 2017, 2.25% 7/25/18	7,815,000	7,837,351
Stratford Gen. Oblig. BAN Series 2017, 2.5% 1/3/18	1,200,000	1,200,000
Tolland Gen. Oblig. BAN Series 2017, 2% 5/24/18	700,000	701,316
Windham Gen. Oblig. BAN Series 2017, 2.25% 4/12/18	14,100,000	14,126,226

TOTAL CONNECTICUT		23,864,893

Florida - 1.0%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series Floaters XL 00 51, 1.89% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	12,800,000	12,800,000
Hillsborough County Indl. Dev. Auth. Rev. (Var-Independent Day School Proj.) Series 2000, 1.88% 1/5/18, LOC Bank of America NA, VRDN (a)	900,000	900,000
Miami-Dade County Transit Sales Surtax Rev. Participating VRDN Series Floaters ZF 20 83, 1.86% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)	5,000,000	5,000,000

TOTAL FLORIDA		18,700,000

Georgia - 0.0%
Valdosta-Lowndes County Indl. (VAR-DEV STEEDA Autosports Proj.) Series 2008, 1.9% 1/5/18, LOC Bank of America NA, VRDN (a)(b)	700,000	700,000
Idaho - 0.1%
Eagle Indl. Dev. Corp. Rev. (Camille Beckman Proj.) 1.95% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,060,000	1,060,000
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 1.96% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	1,500,000	1,500,000

TOTAL IDAHO		2,560,000

Illinois - 6.8%
Centegra Health Sys. Participating VRDN Series Floaters XF 23 39, 1.89% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	17,050,000	17,050,000
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	12,100,000	12,100,000
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XL 00 49, 1.91% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	3,730,000	3,730,000
Series Floaters YX 10 35, 1.86% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	10,180,000	10,180,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 2.21% 1/5/18 (Liquidity Facility Citibank NA) (a)(d)	9,375,000	9,375,000
Chicago Transit Auth. Participating VRDN Series 2017, 1.86% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)	32,795,000	32,795,000
Chicago Transit Auth. Rev. Bonds Participating VRDN Series XM 00 53, 1.96% 1/5/18 (Liquidity Facility Citibank NA) (a)(d)	12,205,000	12,205,000
Cook County Gen. Oblig. Participating VRDN:
Series 2015 XF0124, 2.01% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000
Series XX 10 11, 1.86% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	6,660,000	6,660,000
Illinois Fin. Auth. Rev. Participating VRDN Series XF 01 04, 1.86% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000
Illinois Gen. Oblig. Participating VRDN Series 15 XF 1006, 1.96% 1/5/18 (Liquidity Facility Deutsche Bank AG) (a)(d)	8,900,000	8,900,000
Metropolitan Wtr. Reclamation District of Greater Chicago Participating VRDN Series Floaters XM 03 78, 1.89% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	7,500,000	7,500,000

TOTAL ILLINOIS		130,495,000

Indiana - 0.2%
Indiana Fin. Auth. Econ. Dev. Rev. (ADJ-YMCA Portage TWP, Inc. Proj.) Series 2006, 1.87% 1/5/18, LOC Fifth Third Bank, Cincinnati, VRDN (a)	2,985,000	2,985,000
Kentucky - 0.3%
Kentucky State Property & Buildings Commission Rev. Participating VRDN Series XG 0113, 1.91% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	5,600,000	5,600,000
Lexington-Fayette Urban County K Series 1998, 1.91% 1/4/18, LOC PNC Bank NA, VRDN (a)	115,000	115,000

TOTAL KENTUCKY		5,715,000

Louisiana - 7.8%
New Orleans Aviation Board Rev. Participating VRDN:
Series Floater ZF 24 97, 1.91% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	1,200,000	1,200,000
Series Floaters XL 00 46, 1.91% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	15,240,000	15,240,000
Series Floaters ZM 05 58, 1.91% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	1,100,000	1,100,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.78% 1/5/18, VRDN (a)	67,000,000	66,999,974
Series 2010 B1, 1.84% 1/5/18, VRDN (a)	65,710,000	65,710,000

TOTAL LOUISIANA		150,249,974

Maine - 0.0%
Auburn Rev. Oblig. Secs Series 2001, 1.93% 1/5/18, LOC TD Banknorth, NA, VRDN (a)(b)	680,000	680,000
Maryland - 0.2%
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 1995, 1.94% 1/5/18 (Liquidity Facility Manufacturers & Traders Trust Co.), VRDN (a)	2,755,000	2,755,000
Massachusetts - 0.7%
Haverhill Gen. Oblig. BAN Series A, 2.5% 6/8/18	4,089,768	4,106,618
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN Series Floaters XF 23 65, 1.91% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)	6,665,000	6,665,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 39, 1.91% 1/5/18 (Liquidity Facility Citibank NA) (a)(b)(d)	1,800,000	1,800,000
Webster Gen. Oblig. BAN Series 2017 B, 2.25% 10/12/18	1,200,000	1,205,916

TOTAL MASSACHUSETTS		13,777,534

Michigan - 0.2%
Lowell Mich Ltd. Oblig. Indl. Dev. (Litehouse, Inc. Proj.) Series 2003, 2.15% 1/5/18, LOC Fifth Third Bank, Cincinnati, VRDN (a)(b)	770,000	770,000
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2007, 1.87% 1/5/18, LOC Fifth Third Bank, Cincinnati, VRDN (a)	3,200,000	3,200,000

TOTAL MICHIGAN		3,970,000

Mississippi - 0.0%
Mississippi Bus. Fin. Corp. Rev. (Utils. Optimization LLC Proj.) Series 2002 A, 1.95% 1/5/18, LOC Cap. One Bank, VRDN (a)(b)	750,000	750,000
Missouri - 0.1%
Saint Louis Arpt. Rev. RAN Series 2017 B, 5% 7/1/18 (b)	2,365,000	2,402,438
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. Series 1998, 1.83% 1/5/18, VRDN (a)(b)	1,200,000	1,200,000
Nevada - 1.2%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.86% 1/5/18 (Liquidity Facility Citibank NA) (a)(d)	21,840,000	21,840,000
Sparks Econ. Dev. Rev. (RIX Industries Proj.) Series 2002, 1.95% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	460,000	460,000

TOTAL NEVADA		22,300,000

New Jersey - 4.1%
Belmar Gen. Oblig. BAN Series 2017, 3% 2/9/18	3,700,000	3,705,143
Carteret Gen. Oblig. BAN Series 2017:
2.5% 6/1/18	7,200,000	7,224,768
2.5% 10/25/18	1,500,000	1,510,755
Collingswood BAN Series 2017 A, 2.5% 3/22/18	1,900,000	1,903,534
East Orange BAN Series 2017 A, 2.5% 3/26/18	4,400,000	4,411,000
Hackensack City Tax Appeal Nts BAN Series 2017, 1.5% 4/18/18	3,000,000	2,998,740
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	1,100,000	1,108,360
Howell Township Gen. Oblig. BAN Series 2017 A, 3% 10/17/18	3,900,000	3,944,538
Maple Shade Township BAN Series 2017, 2.25% 9/7/18	1,200,000	1,203,612
Millstone Township Gen. Oblig. BAN Series 2017, 2.25% 9/12/18	1,200,000	1,204,932
New Brunswick Gen. Oblig. BAN Series 2017, 2% 6/4/18	4,400,000	4,407,172
New Jersey Health Care Facilities Fing. Auth. Rev. Participating VRDN:
Series 16 XG 00 47, 2.05% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	8,753,627	8,753,627
Series Floaters ZM 05 45, 1.86% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	4,485,000	4,485,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN Series Floaters XF 05 74, 1.86% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (a)(d)	3,330,000	3,330,000
Plainfield Gen. Oblig. BAN Series 2017, 2% 8/28/18	1,100,000	1,103,135
Roselle County of Union BAN Series 2017, 2.25% 9/14/18	1,300,000	1,304,849
South Brunswick Township BAN Series 2017, 2.25% 10/2/18	1,400,000	1,407,070
South Orange Village Township Rev. BAN Series 2017, 3% 7/12/18	10,198,250	10,275,553
Vineland Gen. Oblig. BAN Series 2017, 2.5% 11/15/18	4,400,000	4,432,604
Wood-Ridge Gen. Oblig. BAN Series 2017, 2.25% 9/14/18	9,812,320	9,848,233

TOTAL NEW JERSEY		78,562,625

New York - 9.4%
Binghamton Gen. Oblig. BAN:
Series 2017 B, 2.5% 4/20/18	9,600,000	9,626,496
Series 2017:
2.25% 6/29/18	10,905,000	10,941,314
2.5% 11/16/18	9,000,000	9,071,640
Broome County Gen. Oblig. BAN 2.5% 5/4/18	7,600,000	7,620,520
Canastota Central School District BAN Series 2017, 2.5% 7/20/18	1,500,000	1,506,885
Canton Cent School District BAN Series 2017, 2.25% 6/29/18	1,400,000	1,403,766
Central Valley Central School District BAN Series 2017, 2.5% 6/29/18	2,700,000	2,709,612
Chautauqua Lake Central School District BAN Series 2017, 2.25% 6/28/18	10,250,000	10,275,625
Copiague Union Free School District:
BAN 2.25% 3/30/18	5,900,000	5,909,971
TAN Series 2017, 2% 6/21/18	2,800,000	2,805,768
Corning School District Gen. Oblig. BAN:
Series 2017 A, 2% 6/21/18	595,000	596,428
Series 2017 B, 2.25% 6/21/18	2,105,000	2,112,241
East Aurora Union Free School District BAN Series A, 2.25% 8/1/18	1,100,000	1,103,058
Elmira City School District BAN Series B, 2.25% 6/28/18	1,500,000	1,503,900
Gloversville School District BAN Series 2017, 2.25% 10/19/18	2,000,000	2,010,280
Lansingburgh Central School District BAN Series 2017, 2.5% 7/20/18	1,700,000	1,707,803
Lyons Cent School District BAN Series 2017, 2.25% 6/29/18	1,199,259	1,202,305
Marcellus Central School District BAN Series 2017, 2.25% 6/29/18	1,200,000	1,203,396
Nassau County Indl. Dev. Agcy. Indl. Dev. Rev. (Rubies Costume Co. Proj.) Series 1999, 2% 1/5/18, LOC Bank of America NA, VRDN (a)	380,000	380,000
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	2,800,000	2,810,864
Ogdensburg Enlrg Cty School District BAN Series 2017, 2.5% 6/20/18	44,430,000	44,610,830
Oneida County Indl. Dev. Agcy. Rev. (Champion Home Builders Co. Proj.) 1.92% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	6,820,000	6,820,000
Onondaga County Indl. Dev. Agcy. Indl. Dev. Rev. (Var G A Braun, Inc. Proj.) Series 2007, 2.01% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	6,050,000	6,050,000
Queensbury Union Free School District BAN Series 2017, 2.5% 7/13/18	2,700,000	2,711,664
Red Creek Central School District BAN Series 2017, 2.25% 6/29/18	1,900,000	1,904,541
Rome City School District BAN Series 2017, 2.25% 8/3/18	3,700,000	3,710,804
Schoharie County BAN Series 2017, 2.5% 11/8/18	3,215,000	3,240,463
South Glens Falls Central School District BAN Series 2017 A, 2.25% 7/27/18	3,400,000	3,410,608
Stillwater N Y BAN Series 2017, 2.25% 6/7/18	5,500,000	5,513,365
Syracuse Gen. Oblig. RAN:
Series 2017, 2.25% 6/29/18	7,805,000	7,830,600
Series B, 2.25% 7/10/18	6,600,000	6,622,242
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A:
2.09% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	275,000	275,000
2.09% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	355,000	355,000
Whitney Point Central School District BAN Series 2017, 2.25% 8/17/18	10,709,014	10,737,821

TOTAL NEW YORK		180,294,810

North Carolina - 0.2%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 1.92% 1/5/18, VRDN (a)(b)	4,400,000	4,400,000
Ohio - 1.2%
American Muni. Pwr. BAN Series 2017:
2.25% 4/26/18	790,000	792,038
2.25% 5/1/18	1,004,950	1,007,523
Avon Lake BAN Series 2017, 2.5% 7/11/18	2,346,000	2,356,275
Belmont County BAN 2% 4/19/18	7,954,000	7,958,852
Brunswick Ohio City School District BAN Series 2017, 2.5% 5/31/18	1,500,000	1,505,085
Lakewood Ohio Income Tax Rev. BAN Series 2017, 2% 4/2/18	3,550,000	3,554,225
Lorain County Gen. Oblig. BAN Series 2017, 2% 11/7/18	1,750,000	1,755,495
Newark Gen. Oblig. BAN Series 2017, 2.05% 10/30/18	4,950,000	4,960,643

TOTAL OHIO		23,890,136

Pennsylvania - 0.5%
Berks County Indl. Dev. Auth. Rev. (KTB Real Estate Partnership Proj.) 1.95% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	450,000	450,000
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XF 10 60, 1.92% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	1,700,000	1,700,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN Series Floaters ZF 05 92, 1.86% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (a)(d)	7,425,000	7,425,000
Montgomery County Indl. Dev. Auth. Rev. (Var-FXD-Big Little Assoc. Proj.) Series 1999, 1.95% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)	200,000	200,000
Northampton County Indl. Dev. Auth. Rev. Series 1998, 1.87% 1/4/18, LOC Wells Fargo Bank NA, VRDN (a)	250,000	250,000

TOTAL PENNSYLVANIA		10,025,000

South Carolina - 1.2%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 1.83% 1/5/18, VRDN (a)(b)	11,000,000	11,000,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series Floaters XM 02 91, 1.86% 1/5/18 (Liquidity Facility Royal Bank of Canada) (a)(d)	3,600,000	3,600,000
Series Floaters XM 03 84, 1.91% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	2,200,000	2,200,000
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 1.65% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (a)(d)	5,635,000	5,635,000

TOTAL SOUTH CAROLINA		22,435,000

Tennessee - 1.9%
Memphis-Shelby County Indl. Dev. Board Facilities Rev. Series 2007, 1.83% 1/5/18, VRDN (a)(b)	3,000,000	3,000,000
Vanderbilt Hosp. Participating VRDN 1.86% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	33,655,000	33,655,000

TOTAL TENNESSEE		36,655,000

Texas - 8.1%
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series Floaters XF 10 61, 1.93% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(d)	11,250,000	11,250,000
Mission Econ. Dev. Corp. Idr (CMI Proj.) Series 2007, 1.9% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	500,000	500,000
North Texas Tollway Auth. Rev. Participating VRDN:
Series Floaters XF 25 05, 1.86% 1/5/18 (Liquidity Facility Citibank NA) (a)(d)	1,400,000	1,400,000
Series Floaters XM 05 60, 1.96% 1/5/18 (Liquidity Facility Bank of America NA) (a)(d)	2,700,000	2,700,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 1.83% 1/2/18, VRDN (a)	300,000	300,000
Series 2004, 2% 1/5/18, VRDN (a)(b)	51,300,000	51,300,000
Series 2010 B, 1.83% 1/2/18, VRDN (a)	9,100,000	9,100,000
Series 2010 C, 1.83% 1/2/18, VRDN (a)	24,850,000	24,850,000
Series 2010 D:
1.83% 1/2/18, VRDN (a)	45,650,000	45,650,000
1.83% 1/2/18, VRDN (a)	7,030,000	7,030,000
San Antonio Arpt. Sys. Rev. 1.9% 1/5/18, LOC Bank of America NA, VRDN (a)(b)	1,600,000	1,600,000

TOTAL TEXAS		155,680,000

Utah - 1.5%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 1.96% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(d)	20,500,000	20,500,000
Series 17 ZF 0540, 1.91% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	2,300,000	2,300,000
Series Floaters XM 05 06, 1.96% 1/5/18 (Liquidity Facility Cr. Suisse AG) (a)(b)(d)	5,200,000	5,200,000

TOTAL UTAH		28,000,000

Washington - 1.8%
Catholic Health Initiatives Participating VRDN Series XF 1017, 1.88% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	17,200,000	17,200,000
Fyi Properties Leas Rev. Participating VRDN Series Floaters XL 00 07, 1.86% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(d)	11,820,000	11,820,000
Port Chehalis Indl. Dev. Rev. (JLT Holding, LLC Proj.) Series 2003, 1.9% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,200,000	1,200,000
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) 1.9% 1/5/18, LOC KeyBank NA, VRDN (a)	730,000	730,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series Floaters XG 00 51, 1.86% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	3,375,000	3,375,000

TOTAL WASHINGTON		34,325,000

Wisconsin - 0.0%
River Falls Indl. Dev. Rev. 1.93% 1/5/18, LOC U.S. Bank NA, Cincinnati, VRDN (a)(b)	345,000	345,000
TOTAL MUNICIPAL NOTES
(Cost $1,005,937,792)		1,005,360,410
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,929,363,229)		1,924,876,897
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,043,549)
NET ASSETS - 100%		$1,923,833,348

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$185,138
Total	$185,138

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	30.9%
Synthetics	19.9%
Industrial Development	17.0%
Health Care	8.8%
Electric Utilities	8.0%
Transportation	7.2%
Others* (Individually Less Than 5%)	8.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,929,363,229)		$1,924,876,897
Cash		20,277
Receivable for fund shares sold		14,598,317
Interest receivable		12,556,633
Distributions receivable from Fidelity Central Funds		5,229
Receivable from investment adviser for expense reductions		140,990
Other receivables		126
Total assets		1,952,198,469
Liabilities
Payable for investments purchased	$20,331,670
Payable for fund shares redeemed	6,781,682
Distributions payable	683,572
Accrued management fee	478,524
Other affiliated payables	89,673
Total liabilities		28,365,121
Net Assets		$1,923,833,348
Net Assets consist of:
Paid in capital		$1,928,446,606
Undistributed net investment income		22,782
Accumulated undistributed net realized gain (loss) on investments		(149,708)
Net unrealized appreciation (depreciation) on investments		(4,486,332)
Net Assets		$1,923,833,348
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($234,598,919 ÷ 23,435,136 shares)		$10.01
Institutional Class:
Net Asset Value, offering price and redemption price per share ($1,689,234,429 ÷ 168,740,713 shares)		$10.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$19,779,432
Income from Fidelity Central Funds		184,031
Total income		19,963,463
Expenses
Management fee	$4,802,412
Transfer agent fees	903,675
Independent trustees' fees and expenses	5,635
Miscellaneous	4,199
Total expenses before reductions	5,715,921
Expense reductions	(1,496,943)	4,218,978
Net investment income (loss)		15,744,485
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,285
Fidelity Central Funds	(3,349)
Capital gain distributions from Fidelity Central Funds	1,107
Total net realized gain (loss)		38,043
Change in net unrealized appreciation (depreciation) on investment securities		(930,541)
Net gain (loss)		(892,498)
Net increase (decrease) in net assets resulting from operations		$14,851,987

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,744,485	$4,174,072
Net realized gain (loss)	38,043	131,010
Change in net unrealized appreciation (depreciation)	(930,541)	(3,621,050)
Net increase (decrease) in net assets resulting from operations	14,851,987	684,032
Distributions to shareholders from net investment income	(15,720,425)	(4,160,006)
Distributions to shareholders from net realized gain	(379,460)	(182,699)
Total distributions	(16,099,885)	(4,342,705)
Share transactions - net increase (decrease)	916,349,984	647,653,266
Total increase (decrease) in net assets	915,102,086	643,994,593
Net Assets
Beginning of period	1,008,731,262	364,736,669
End of period	$1,923,833,348	$1,008,731,262
Other Information
Undistributed net investment income end of period	$22,782	$12,665

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00	$10.04	$10.04	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.090	.062	.032	.015	.002
Net realized and unrealized gain (loss)	.010	(.041)	–C	.021	.020
Total from investment operations	.100	.021	.032	.036	.022
Distributions from net investment income	(.088)	(.059)	(.031)	(.015)	(.002)
Distributions from net realized gain	(.002)	(.002)	(.001)	(.001)	–
Total distributions	(.090)	(.061)	(.032)	(.016)	(.002)
Net asset value, end of period	$10.01	$10.00	$10.04	$10.04	$10.02
Total ReturnD,E	1.00%	.21%	.32%	.36%	.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	.40%	.40%	.40%	.40%	.40%H
Expenses net of fee waivers, if any	.35%	.35%	.39%	.40%	.40%H
Expenses net of all reductions	.35%	.35%	.39%	.40%	.40%H
Net investment income (loss)	.90%	.62%	.32%	.15%	.11%H
Supplemental Data
Net assets, end of period (000 omitted)	$234,599	$164,586	$73,914	$45,107	$22,205
Portfolio turnover rateI	33%	36%	32%	51%	- %J,K

 A For the period October 15, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount represents less than .005%.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00	$10.04	$10.04	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.099	.071	.042	.025	.004
Net realized and unrealized gain (loss)	.011	(.040)	–C	.021	.020
Total from investment operations	.110	.031	.042	.046	.024
Distributions from net investment income	(.098)	(.069)	(.041)	(.025)	(.004)
Distributions from net realized gain	(.002)	(.002)	(.001)	(.001)	–
Total distributions	(.100)	(.071)	(.042)	(.026)	(.004)
Net asset value, end of period	$10.01	$10.00	$10.04	$10.04	$10.02
Total ReturnD,E	1.11%	.31%	.42%	.46%	.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%H
Expenses net of fee waivers, if any	.25%	.25%	.29%	.30%	.30%H
Expenses net of all reductions	.25%	.25%	.29%	.30%	.30%H
Net investment income (loss)	1.00%	.72%	.42%	.25%	.22%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,689,234	$844,145	$290,823	$143,491	$27,963
Portfolio turnover rateI	33%	36%	32%	51%	- %J,K

 A For the period October 15, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount represents less than .005%.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, market discount and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$429,546
Gross unrealized depreciation	(4,903,972)
Net unrealized appreciation (depreciation)	$(4,474,426)
Tax Cost	$1,929,351,323

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$8,549
Net unrealized appreciation (depreciation) on securities and other investments	$(4,474,426)

The fund intends to elect to defer to its next fiscal year $147,380 of capital losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$15,720,425	$4,160,007
Ordinary Income	379,460	91,349
Long-term Capital Gains	–	91,349
Total	$16,099,885	$ 4,342,705

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $779,443,555 and $255,021,154, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$206,547
Institutional Class	697,128
$903,675

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $131,089.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,199 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$103,478
Institutional Class	.25%	1,392,934
		$1,496,412

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $531.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Conservative Income Municipal Bond	$1,835,306	$692,647
Institutional Class	13,885,119	3,467,359
Total	$15,720,425	$4,160,006
From net realized gain
Conservative Income Municipal Bond	$48,134	$31,575
Institutional Class	331,326	151,124
Total	$379,460	$182,699

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Conservative Income Municipal Bond
Shares sold	21,955,447	17,659,660	$220,293,518	$177,328,065
Reinvestment of distributions	147,067	55,220	1,475,009	554,207
Shares redeemed	(15,119,985)	(8,627,040)	(151,688,958)	(86,547,233)
Net increase (decrease)	6,982,529	9,087,840	$70,079,569	$91,335,039
Institutional Class
Shares sold	150,371,751	92,920,987	$1,508,502,028	$932,815,363
Reinvestment of distributions	917,401	262,905	9,201,705	2,638,502
Shares redeemed	(66,929,721)	(37,779,698)	(671,433,318)	(379,135,638)
Net increase (decrease)	84,359,431	55,404,194	$846,270,415	$556,318,227

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period October 15, 2013(commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period October 15, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Conservative Income Municipal Bond	.35%
Actual		$1,000.00	$1,003.00	$1.77
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,003.50	$1.26
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $12,890, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends were free from federal income tax, and 15.12% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract.

Fidelity Conservative Income Municipal Bond Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.25% and 0.35% through February 28, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Flex℠ Funds Fidelity Flex℠ Conservative Income Municipal Bond Fund Annual Report December 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2017

% of fund's investments
1 - 7	41.1
31 - 60	3.5
91 - 180	7.9
> 180	47.5

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2017

% of fund's net assets
Pennsylvania	16.0
Illinois	12.4
Florida	10.7
Texas	10.7
Michigan	10.1

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	24.5
Industrial Development	19.3
Electric Utilities	14.9
Health Care	10.6
Synthetics	8.5

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AA,A	50.4%
BBB	4.5%
Not Rated	5.4%
Short-Term Investments and Net Other Assets	39.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 60.3%
	Principal Amount	Value
Arizona - 1.7%
Arizona Board of Regents Ctfs. of Prtn. (Univ. of Arizona Projs.) Series 2015 A, 5% 6/1/19	60,000	62,791
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017 A, 1.8%, tender 5/21/20 (a)(b)	50,000	49,561
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2009, 6.5% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	50,000	53,542

TOTAL ARIZONA		165,894

Connecticut - 2.0%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	$100,000	$100,544
Series 2015 F, 5% 11/15/18	50,000	51,426
Series 2017 B, 5% 4/15/19	50,000	52,059

TOTAL CONNECTICUT		204,029

Florida - 10.7%
Broward County School Board Ctfs. of Prtn.:
Series 2011 A, 5% 7/1/18	250,000	254,333
Series 2015 A, 5% 7/1/19	50,000	52,410
Citizens Property Ins. Corp. Series 2012 A1, 5% 6/1/18	25,000	25,357
Orange County Health Facilities Auth. (Orlando Health Proj.) Series 2009, 5% 10/1/18	275,000	281,886
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	55,000	56,883
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	145,000	148,641
5% 10/1/19	75,000	79,035
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds:
(Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (a)	125,000	126,573
Series 2008, 5.35%, tender 5/1/18 (AMBAC Insured) (a)	50,000	50,629

TOTAL FLORIDA		1,075,747

Georgia - 3.5%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 1994, 1.8%, tender 4/3/18 (a)	100,000	99,968
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2011 B, 4% 1/1/18	250,000	250,000

TOTAL GEORGIA		349,968

Illinois - 12.4%
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago:
Series 2011 B, 5% 12/1/19	65,000	68,864
Series 2014 D, 5% 12/1/19	50,000	52,973
Chicago Midway Arpt. Rev. Series 2014 B, 5% 1/1/19	300,000	310,296
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 B, 5% 1/1/19	150,000	155,148
Series 2013 A, 5% 1/1/18 (b)	50,000	50,000
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	250,000	250,620
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/18	50,000	50,000
Series 2014, 4% 2/1/18	250,000	250,335
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5% 6/1/18	50,000	50,731

TOTAL ILLINOIS		1,238,967

Indiana - 2.3%
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A, 5% 1/1/18	235,000	235,000
Kentucky - 1.6%
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series 2010, 5% 8/1/20	100,000	107,656
Series 2009 A, 5% 8/1/18	50,000	50,997

TOTAL KENTUCKY		158,653

Louisiana - 1.6%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/19	150,000	156,699
Michigan - 6.1%
Michigan Fin. Auth. Rev. (Beaumont Health Proj.) Series 2012, 5% 11/1/18	250,000	256,853
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 1.9%, tender 4/1/21 (a)	120,000	119,623
Wayne County Arpt. Auth. Rev. Series 2011 A, 5% 12/1/19 (b)	225,000	237,764

TOTAL MICHIGAN		614,240

Nebraska - 0.7%
Nebraska Pub. Pwr. District Rev. Series 2014, 5% 1/1/19	70,000	72,381
Nevada - 2.0%
Clark County School District Series 2017 A, 5% 6/15/18	200,000	203,180
New Jersey - 2.0%
New Jersey Edl. Facilities Auth. Rev. Series 2012 A, 5% 7/1/19	50,000	52,334
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	90,000	94,769
Series 2012 AA, 5% 6/15/19	50,000	51,849

TOTAL NEW JERSEY		198,952

Pennsylvania - 4.8%
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/19 (b)	50,000	51,550
Monroeville Fin. Auth. UPMC Rev. (UPMC Health Sys. Proj.) Series 2013 B, 5% 7/1/18	250,000	254,333
Pennsylvania Gen. Oblig. Series 2011, 5% 11/15/20	60,000	65,129
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Thomas Jefferson Univ. Proj.) Series 2012, 5% 3/1/20	50,000	53,321
First Series 2012, 5% 4/1/21	50,000	54,887

TOTAL PENNSYLVANIA		479,220

South Carolina - 1.2%
South Carolina Pub. Svc. Auth. Rev. Series 2015 C, 5% 12/1/18 (Escrowed to Maturity)	120,000	123,808
Texas - 5.7%
Corpus Christi Util. Sys. Rev. Series 2015 C, 4% 7/15/18	200,000	202,592
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	120,000	121,528
Series 2012 B, 5% 5/15/21	220,000	242,438

TOTAL TEXAS		566,558

Virginia - 0.8%
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	25,000	24,962
Series 2009 A, 2.15%, tender 9/1/20 (a)	50,000	50,271

TOTAL VIRGINIA		75,233

Washington - 0.7%
Energy Northwest Elec. Rev. Series 2014 A, 4% 7/1/18	70,000	70,887
Wisconsin - 0.5%
Wisconsin Health & Edl. Facilities Auth. (Unitypoint Health Proj.) Series 2014 A, 5% 12/1/19	50,000	52,895
TOTAL MUNICIPAL BONDS
(Cost $6,058,922)		6,042,311

Municipal Notes - 38.3%
Arkansas - 1.0%
Lowell Ark Indl. dev Series 2006, 2.02% 1/5/18, LOC JPMorgan Chase Bank, VRDN (a)(b)	100,000	$100,000
Colorado - 1.6%
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.95% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	165,000	165,000
Connecticut - 0.5%
Reg'l. School District # 14 Woodbuty & Bethleham BAN Series 2017, 2.25% 7/25/18	50,000	50,143
Georgia - 1.0%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Second Series 1995, 1.84% 1/2/18, VRDN (a)	100,000	100,000
Michigan - 4.0%
Michigan Bldg. Auth. Rev. Participating VRDN Series Floaters XM 01 23, 1.91% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (a)(c)	400,000	400,000
New Jersey - 1.5%
Carteret Gen. Oblig. BAN Series 2017, 2.5% 10/25/18	50,000	50,359
Hackensack City Tax Appeal Nts BAN Series 2017, 1.5% 4/18/18	50,000	49,979
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	50,000	50,380

TOTAL NEW JERSEY		150,718

New York - 1.0%
Corning School District Gen. Oblig. BAN Series 2017 B, 2.25% 6/21/18	50,000	50,172
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	50,000	50,194

TOTAL NEW YORK		100,366

North Carolina - 6.0%
Alamance County Idnl Facilities Poll Fing. Auth. Series 2001, 1.9% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	600,000	599,990
Ohio - 0.5%
Newark Gen. Oblig. BAN Series 2017, 2.05% 10/30/18	50,000	50,108
Pennsylvania - 11.2%
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XF 10 60, 1.92% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)	450,000	450,000
Luzerne County Indl. Dev. Auth. Rev. (VAR-Cornell Iron Works Proj.) Series 2000, 1.95% 1/5/18, LOC Bank of America NA, VRDN (a)(b)	370,000	370,000
Pennsylvania Eco Dev. Fing. Auth. Series A3, 1.94% 1/5/18, LOC PNC Bank NA, VRDN (a)(b)	200,000	200,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series A1, 1.94% 1/5/18, LOC PNC Bank NA, VRDN (a)(b)	100,000	100,000

TOTAL PENNSYLVANIA		1,120,000

South Carolina - 5.0%
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2001, 1.9% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	500,000	500,000
Texas - 5.0%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.) Series 2010 D, 1.83% 1/2/18, VRDN (a)	500,000	500,000
TOTAL MUNICIPAL NOTES
(Cost $3,837,156)		3,836,325
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $9,896,078)		9,878,636
NET OTHER ASSETS (LIABILITIES) - 1.4%		141,935
NET ASSETS - 100%		$10,020,571

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$2,772
Total	$2,772

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	24.5%
Industrial Development	19.3%
Electric Utilities	14.9%
Health Care	10.6%
Synthetics	8.5%
Transportation	8.1%
Others* (Individually Less Than 5%)	14.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,896,078)		$9,878,636
Cash		52,817
Interest receivable		89,198
Distributions receivable from Fidelity Central Funds		50
Total assets		10,020,701
Liabilities
Other payables and accrued expenses	$130
Total liabilities		130
Net Assets		$10,020,571
Net Assets consist of:
Paid in capital		$10,038,096
Undistributed net investment income		39
Accumulated undistributed net realized gain (loss) on investments		(122)
Net unrealized appreciation (depreciation) on investments		(17,442)
Net Assets, for 1,003,814 shares outstanding		$10,020,571
Net Asset Value, offering price and redemption price per share ($10,020,571 ÷ 1,003,814 shares)		$9.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 12, 2017 (commencement of operations) to December 31, 2017
Investment Income
Interest		$25,400
Income from Fidelity Central Funds		2,738
Total income		28,138
Expenses
Independent trustees' fees and expenses	$6
Total expenses		6
Net investment income (loss)		28,132
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28)
Fidelity Central Funds	(128)
Capital gain distributions from Fidelity Central Funds	34
Total net realized gain (loss)		(122)
Change in net unrealized appreciation (depreciation) on investment securities		(17,442)
Net gain (loss)		(17,564)
Net increase (decrease) in net assets resulting from operations		$10,568

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 12, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,132
Net realized gain (loss)	(122)
Change in net unrealized appreciation (depreciation)	(17,442)
Net increase (decrease) in net assets resulting from operations	10,568
Distributions to shareholders from net investment income	(28,094)
Share transactions
Proceeds from sales of shares	10,010,000
Reinvestment of distributions	28,097
Net increase (decrease) in net assets resulting from share transactions	10,038,097
Total increase (decrease) in net assets	10,020,571
Net Assets
Beginning of period	–
End of period	$10,020,571
Other Information
Undistributed net investment income end of period	$39
Shares
Sold	1,001,000
Issued in reinvestment of distributions	2,814
Net increase (decrease)	1,003,814

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Municipal Bond Fund

Years ended December 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.028
Net realized and unrealized gain (loss)	(.020)
Total from investment operations	.008
Distributions from net investment income	(.028)
Total distributions	(.028)
Net asset value, end of period	$9.98
Total ReturnC	.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	1.27%F
Supplemental Data
Net assets, end of period (000 omitted)	$10,021
Portfolio turnover rateH	- %I

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$897
Gross unrealized depreciation	(18,339)
Net unrealized appreciation (depreciation)	$(17,442)
Tax Cost	$9,896,078

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$38
Undistributed ordinary income	$27
Capital loss carryforward	$(149)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,442)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(149)

The tax character of distributions paid was as follows:

December 31, 2017(a)
Tax-exempt Income	$28,094

 (a) For the period October 12, 2017 (commencement of operations) to December 31, 2017.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,563,798 and $0, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 12, 2017 to December 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period
Actual	- %-B	$1,000.00	$1,000.80	$--C
Hypothetical-D		$1,000.00	$1,025.21	$--E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 81/365 (to reflect the period October 12, 2017 to December 31, 2017).

 D 5% return per year before expenses

 E Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

During fiscal year ended 2017, 100% of the fund's income dividends was free from federal income tax, and 26.54% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Municipal Bond Fund

On July 20, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds investing in similar securities as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to accounts offered through certain Fidelity fee-based programs. The Board considered that while the fund does not pay a management fee, FMR is indirectly compensated for its services out of the account-based fee and that its compensation for advisory services will be the same regardless of variations in the account-based fee paid by investing accounts. The Board noted that FMR pays all operating expenses, with certain limited exceptions, on behalf of the fund. Based on its review, the Board concluded that the fund's fee structure was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted, however, that because the fund pays no advisory fees and FMR bears most expenses of the fund, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

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Fidelity Flex℠ Funds Fidelity Flex℠ Municipal Income Fund Annual Report December 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Five States as of December 31, 2017

% of fund's net assets
Florida	19.2
Illinois	9.3
Texas	9.1
Arizona	4.8
South Carolina	4.2

Top Five Sectors as of December 31, 2017

% of fund's net assets
Transportation	25.4
Health Care	18.8
General Obligations	13.6
Electric Utilities	9.5
Education	7.5

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	4.7%
AA,A	59.2%
BBB	13.3%
BB and Below	1.6%
Not Rated	0.1%
Short-Term Investments and Net Other Assets	21.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 78.9%
	Principal Amount	Value
Alaska - 0.3%
Alaska Int'l. Arpts. Revs. Series 2010 A, 5% 10/1/23 (a)	30,000	32,333
Arizona - 4.8%
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A, 5% 7/1/31 (a)	400,000	479,192
Univ. of Arizona Univ. Revs. Series 2015 A, 5% 6/1/22	10,000	11,360

TOTAL ARIZONA		490,552

Colorado - 0.9%
Denver City & County Arpt. Rev. Series 2017 A:
5% 11/15/23 (a)	$25,000	$28,907
5% 11/15/26 (a)	50,000	60,415

TOTAL COLORADO		89,322

Connecticut - 2.2%
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT Proj.) Series 2017 I-1, 5% 7/1/42	100,000	116,508
Series 2012 J, 4% 7/1/19	100,000	102,915

TOTAL CONNECTICUT		219,423

Florida - 19.2%
Broward County Arpt. Sys. Rev. Series 2017, 5% 10/1/42 (a)	750,000	880,050
Broward County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/23	50,000	57,572
Gainesville Utils. Sys. Rev. Series 2017 A, 5% 10/1/31	400,000	487,928
Miami-Dade County Aviation Rev. Series 2015 A, 5% 10/1/27 (a)	200,000	236,698
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (b)	100,000	117,941
Series 2015 D, 5% 2/1/26	10,000	11,988
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/26	100,000	118,079
Tampa Hosp. Rev. (H Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/29	25,000	29,194

TOTAL FLORIDA		1,939,450

Georgia - 0.2%
Glynn-Brunswick Memorial Hosp. Auth. Rev.:
(Southeast Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	5,118
5% 8/1/39	5,000	5,612
(Southeast GA. Health Sys. Proj.) Series 2017, 5% 8/1/43	5,000	5,658

TOTAL GEORGIA		16,388

Illinois - 9.3%
Chicago Midway Arpt. Rev. Series 2016 B, 4% 1/1/35	200,000	213,390
Chicago O'Hare Int'l. Arpt. Rev. Series 2017 B, 5% 1/1/37	50,000	58,650
Cook County Gen. Oblig.:
Series 2011 A, 5.25% 11/15/23	50,000	55,544
Series 2016 A, 5% 11/15/23	10,000	11,426
Illinois Fin. Auth. Rev.:
(Depaul Univ., IL Proj.) Series 2016, 5% 10/1/29	30,000	35,702
(Depaul Univ., IL Proj.) Series 2016 A, 5% 10/1/28	10,000	11,952
(Silver Cross Health Sys. IL Proj.) Series 2015 C, 5% 8/15/26	35,000	40,118
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	5,000	5,610
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	30,000	32,416
Series 2013, 5% 7/1/23	10,000	10,739
Series 2016, 5% 2/1/21	30,000	31,543
Series 2017 D, 5% 11/1/27	250,000	274,185
Series 2017, 4% 2/1/24	15,000	15,210
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/22	100,000	112,344
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1, 0% 6/15/43 (FSA Insured)	10,000	3,650
Series 2012 B, 5% 6/15/23	10,000	11,007
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	17,144

TOTAL ILLINOIS		940,630

Indiana - 3.4%
Indiana Fin. Auth. Rev. Series 2012, 5% 3/1/23	35,000	39,116
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/32	250,000	300,073

TOTAL INDIANA		339,189

Kentucky - 0.3%
Ashland Med. Ctr. Rev. (King's Daugthers Med. Ctr. Proj.) Series 2010 B, 4.5% 2/1/25	25,000	25,790
Louisiana - 2.1%
Louisiana Pub. Facilities Auth. (Tulane Univ., LA Proj.) Series 2017 A, 5% 12/15/32	165,000	197,281
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A, 5% 12/15/28	15,000	17,911

TOTAL LOUISIANA		215,192

Maine - 0.0%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2016 A, 4% 7/1/46	5,000	4,631
Maryland - 1.7%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	150,000	171,567
Massachusetts - 1.4%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp. MA Proj.) Series 2014 A, 5.25% 7/1/34	30,000	33,339
(Lawrence Gen. Hosp. MA. Proj.) Series 2017, 5% 7/1/47	100,000	108,990

TOTAL MASSACHUSETTS		142,329

Michigan - 3.5%
Great Lakes Wtr. Auth. Mich Wtr. Series 2016 D, 5% 7/1/27	100,000	118,187
Michigan Hosp. Fin. Auth. Rev. (Trinity Health Proj.) Series 2008 C, 5% 12/1/32	10,000	11,940
Wayne County Arpt. Auth. Rev.:
Series 2017 A, 5% 12/1/29	45,000	54,601
Series 2017 B, 5% 12/1/42 (a)	150,000	174,434

TOTAL MICHIGAN		359,162

Montana - 0.3%
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	34,916
New Hampshire - 2.7%
New Hampshire Health & Ed. Facilities Auth. Rev. (Southern Med. Ctr. Proj.) Series 2016, 3% 10/1/21	50,000	51,357
New Hampshire Health&Ed. Facilities Rev. (Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	205,000	220,102

TOTAL NEW HAMPSHIRE		271,459

New Jersey - 0.8%
New Jersey Econ. Dev. Auth. Rev. (New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/23	25,000	27,966
New Jersey Trans. Trust Fund Auth. Series 2009 A, 0% 12/15/36	115,000	50,784

TOTAL NEW JERSEY		78,750

New York - 3.6%
Dorm. Auth. New York Univ. Rev. (Memorial Sloan-Kettring Cancer Ctr.):
Series 2017 1, 5% 7/1/42	5,000	5,958
Series 2017, 4% 7/1/35	25,000	27,182
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	334,754

TOTAL NEW YORK		367,894

Ohio - 0.8%
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A, 5% 8/1/26	10,000	11,988
(Mercy Health) Series 2017 A:
5% 8/1/25	10,000	11,845
5% 8/1/27	10,000	12,108
5% 8/1/28	10,000	12,096
5% 8/1/29	10,000	12,017
5% 8/1/30	10,000	11,949
Bonds Series 2017 B, 5%, tender 5/5/22 (b)	10,000	11,174

TOTAL OHIO		83,177

Oregon - 0.2%
Deschutes & Jefferson Counties School District #2J Redmond Series 2008, 0% 6/15/29	5,000	3,686
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/33	10,000	12,121

TOTAL OREGON		15,807

Pennsylvania - 0.6%
Pennsylvania Higher Edl. Facilities Auth. Rev. (Drexel Univ.) Series 2017, 5% 5/1/35	10,000	11,654
Southcentral Pennsylvania Gen. Auth. Rev. (Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	51,397

TOTAL PENNSYLVANIA		63,051

South Carolina - 4.2%
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28	175,000	197,664
South Carolina Pub. Svc. Auth. Rev.:
Series 2010 B, 5% 1/1/21	5,000	5,367
Series 2014 C, 5% 12/1/46	20,000	22,493
Series 2016 A:
5% 12/1/26	25,000	29,693
5% 12/1/33	15,000	17,275
5% 12/1/38	75,000	85,538
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	31,049
4% 4/15/48	20,000	20,595
5% 4/15/48	15,000	17,123

TOTAL SOUTH CAROLINA		426,797

Tennessee - 2.7%
Tennessee Engy Acq Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	250,000	273,818
Texas - 9.1%
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/22	115,000	129,704
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 B, 5% 11/1/22 (a)	115,000	129,837
Grand Parkway Trans. Corp. Series 2013 B, 5.25% 10/1/51	30,000	34,181
Houston Gen. Oblig. Series 2017 A, 5% 3/1/32	25,000	29,750
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
4% 8/15/33	10,000	10,598
4% 8/15/40	10,000	10,455
5% 8/15/27	10,000	12,144
5% 8/15/47	10,000	11,587
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	6,018
San Antonio Independent School District Series 2014 A, 5% 8/1/30	395,000	478,270
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/21	60,000	66,514

TOTAL TEXAS		919,058

Utah - 0.1%
Salt Lake City Arpt. Rev. Series 2017 A, 5% 7/1/24 (a)	10,000	11,752
Virginia - 0.4%
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. proj.) Series 2016, 5% 5/15/26	5,000	6,133
(Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	25,000	30,557

TOTAL VIRGINIA		36,690

Washington - 0.9%
Port of Seattle Rev. Series 2015 C, 5% 4/1/24 (a)	50,000	57,621
Washington Gen. Oblig. Series 2013 A, 5% 7/1/23	5,000	5,692
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	5,000	5,150
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,872
5% 7/1/30	5,000	5,929
5% 7/1/31	10,000	11,801

TOTAL WASHINGTON		92,065

Wisconsin - 3.2%
Wisconsin Health & Edl. Facilities Series 2016 A, 5% 11/15/39	280,000	325,654
TOTAL MUNICIPAL BONDS
(Cost $7,946,462)		7,986,846
	Shares	Value

Money Market Funds - 14.8%
Fidelity Municipal Cash Central Fund, 1.75% (c)(d)
(Cost $1,500,000)	1,499,850	1,499,993
TOTAL INVESTMENT IN SECURITIES - 93.7%
(Cost $9,446,462)		9,486,839
NET OTHER ASSETS (LIABILITIES) - 6.3%		641,459
NET ASSETS - 100%		$10,128,298

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$6,019
Total	$6,019

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$7,986,846	$--	$7,986,846	$--
Money Market Funds	1,499,993	1,499,993	--	--
Total Investments in Securities:	$9,486,839	$1,499,993	$7,986,846	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Transportation	25.4%
Money Market Funds	14.8%
Health Care	18.8%
General Obligations	13.6%
Electric Utilities	9.5%
Education	7.5%
Others* (Individually Less Than 5%)	10.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,946,462)	$7,986,846
Fidelity Central Funds (cost $1,500,000)	1,499,993
Total Investment in Securities (cost $9,446,462)		$9,486,839
Cash		565,983
Interest receivable		73,527
Distributions receivable from Fidelity Central Funds		1,916
Other receivables		131
Total assets		10,128,396
Liabilities
Distributions payable	$98
Total liabilities		98
Net Assets		$10,128,298
Net Assets consist of:
Paid in capital		$10,091,114
Distributions in excess of net investment income		(849)
Accumulated undistributed net realized gain (loss) on investments		(2,344)
Net unrealized appreciation (depreciation) on investments		40,377
Net Assets, for 1,009,108 shares outstanding		$10,128,298
Net Asset Value, offering price and redemption price per share ($10,128,298 ÷ 1,009,108 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 12, 2017 (commencement of operations) to December 31, 2017
Investment Income
Interest		$34,473
Income from Fidelity Central Funds		5,919
Total income		40,392
Expenses
Independent trustees' fees and expenses	$6
Total expenses		6
Net investment income (loss)		40,386
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,364)
Capital gain distributions from Fidelity Central Funds	100
Total net realized gain (loss)		(2,264)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	40,384
Fidelity Central Funds	(7)
Total change in net unrealized appreciation (depreciation)		40,377
Net gain (loss)		38,113
Net increase (decrease) in net assets resulting from operations		$78,499

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 12, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,386
Net realized gain (loss)	(2,264)
Change in net unrealized appreciation (depreciation)	40,377
Net increase (decrease) in net assets resulting from operations	78,499
Distributions to shareholders from net investment income	(40,309)
Distributions to shareholders from net realized gain	(1,007)
Total distributions	(41,316)
Share transactions
Proceeds from sales of shares	10,050,000
Reinvestment of distributions	41,115
Net increase (decrease) in net assets resulting from share transactions	10,091,115
Total increase (decrease) in net assets	10,128,298
Net Assets
Beginning of period	–
End of period	$10,128,298
Other Information
Distributions in excess of net investment income end of period	$(849)
Shares
Sold	1,004,995
Issued in reinvestment of distributions	4,113
Net increase (decrease)	1,009,108

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Municipal Income Fund

Years ended December 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.040
Net realized and unrealized gain (loss)	.041
Total from investment operations	.081
Distributions from net investment income	(.040)
Distributions from net realized gain	(.001)
Total distributions	(.041)
Net asset value, end of period	$10.04
Total ReturnC	.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	1.81%F
Supplemental Data
Net assets, end of period (000 omitted)	$10,128
Portfolio turnover rateH	35%I

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,965
Gross unrealized depreciation	(12,587)
Net unrealized appreciation (depreciation)	$40,378
Tax Cost	$9,446,461

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,344)
Net unrealized appreciation (depreciation) on securities and other investments	$40,378

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,344)

The tax character of distributions paid was as follows:

December 31, 2017(a)
Tax-exempt Income	$40,309
Ordinary Income	1,007
Total	$41,316

 (a) For the period October 12, 2017 (commencement of operations) to December 31, 2017.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,201,697 and $2,233,641, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 12, 2017 to December 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period
Actual	- %-B	$1,000.00	$1,008.10	$--C
Hypothetical-D		$1,000.00	$1,025.21	$--E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 81/365 (to reflect the period October 12, 2017 to December 31, 2017).

 D 5% return per year before expenses

 E Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

During fiscal year ended 2017, 100% of the fund's income dividends were free from federal income tax, and 26.87% of the fund's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Municipal Income Fund

On July 20, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds investing in similar securities as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to accounts offered through certain Fidelity fee-based programs. The Board considered that while the fund does not pay a management fee, FMR is indirectly compensated for its services out of the account-based fee and that its compensation for advisory services will be the same regardless of variations in the account-based fee paid by investing accounts. The Board noted that FMR pays all operating expenses, with certain limited exceptions, on behalf of the fund. Based on its review, the Board concluded that the fund's fee structure was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted, however, that because the fund pays no advisory fees and FMR bears most expenses of the fund, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XLI-ANN-0218
1.9884856.100

Fidelity Advisor® Limited Term Municipal Income Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

December 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Limited Term Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(0.81)%	0.20%	1.70%
Class M (incl. 2.75% sales charge)	(0.76)%	0.22%	1.73%
Class C (incl. contingent deferred sales charge)	0.24%	0.01%	1.23%
Class I	2.17%	1.00%	2.23%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Municipal Income Fund - Class A on December 31, 2007, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$11,836	Fidelity Advisor® Limited Term Municipal Income Fund - Class A
$15,464	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Mark Sommer, Cormac Cullen and Kevin Ramundo:  For calendar year 2017, most of the fund’s share classes gained slightly more than 2%, outpacing, net of fees, the 1.90% return of the Bloomberg Barclays 1-6 Year Municipal Bond Index. Overweighting bonds issued by Chicago Public Schools and the state of Illinois added value, as these were among the best performers in the muni market in 2017. Our yield curve positioning also helped relative performance. We ventured outside the benchmark's maturity range into bonds seven years and longer, while underweighting bonds in the two-year range. As we expected, bonds longer than seven years outperformed and two-year securities, whose yields rose the most on a relative basis. Our larger-than-benchmark exposure to lower-rated investment-grade securities added value as well. Disappointments were limited to our underweighting in general obligation bonds backed by California, a decision that modestly detracted. These bonds, which we felt we expensive to begin with, only became more so as they continued to appreciate in response to the state’s extraordinary financial performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2017

% of fund's net assets
New York	12.8
Illinois	11.1
Texas	10.6
Florida	9.4
New Jersey	8.2

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	46.8
Transportation	16.1
Health Care	10.0
Electric Utilities	7.2
Escrowed/Pre-Refunded	3.8

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	8.0%
AA,A	55.0%
BBB	14.6%
BB and Below	0.9%
Not Rated	4.3%
Short-Term Investments and Net Other Assets	17.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 82.8%
	Principal Amount (000s)	Value (000s)
Alabama - 0.7%
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	600	672
5% 3/1/23	850	971
5% 3/1/24	1,250	1,455
5% 3/1/25	1,250	1,479
Series 2016 B:
5% 3/1/22	1,000	1,120
5% 3/1/24	1,000	1,164
5% 3/1/25	1,500	1,775
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	4,510	4,488
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/20	2,890	3,050
5% 3/1/21	500	540
5% 3/1/22	3,215	3,543
5% 3/1/25	1,500	1,730

TOTAL ALABAMA		21,987

Alaska - 0.7%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,183
5% 9/1/22	1,200	1,363
Series B:
5% 9/1/18	3,685	3,770
5% 9/1/20	2,000	2,170
5% 9/1/22	1,425	1,618
Series C:
5% 9/1/18	1,000	1,023
5% 9/1/19	2,150	2,267
5% 9/1/20	1,260	1,367
5% 9/1/22	1,000	1,136
Series D:
5% 9/1/19	3,895	4,107
5% 9/1/20	2,000	2,170

TOTAL ALASKA		22,174

Arizona - 3.0%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	515
5% 12/1/19	615	651
5% 12/1/20	820	891
5% 12/1/21	1,105	1,229
5% 12/1/22	800	910
5% 12/1/23	1,000	1,159
5% 12/1/24	1,500	1,770
Arizona State Trans. Board Series 2016:
5% 7/1/24	5,000	5,950
5% 7/1/25	5,000	6,047
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18 (Escrowed to Maturity)	1,000	1,026
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,481
Glendale Gen. Oblig.:
Series 2015:
4% 7/1/19 (FSA Insured)	600	620
5% 7/1/22 (FSA Insured)	1,000	1,133
Series 2017:
5% 7/1/21	2,965	3,281
5% 7/1/22	3,395	3,834
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	829
5% 7/1/22 (FSA Insured)	1,170	1,323
5% 7/1/23 (FSA Insured)	1,395	1,613
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/25	4,780	5,681
5% 1/1/26	10,720	12,909
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	1,325	1,342
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	932
4% 7/1/20	1,360	1,436
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 1.22%, tender 2/1/18 (a)(b)	18,400	18,399
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,460
5% 12/1/22	2,470	2,809
5% 12/1/23	3,425	3,976
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,389
Series 2012 A:
5% 7/1/18	825	840
5% 7/1/19	1,550	1,629
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.) Series 2017 B, 4% 10/1/23(c)	4,000	4,020
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011, 5% 7/1/18 (Escrowed to Maturity)	3,365	3,422

TOTAL ARIZONA		101,506

California - 3.7%
Alameda Corridor Trans. Auth. Rev.:
Series 2004:
0% 10/1/19	3,335	3,245
0% 10/1/19	265	254
Series 2013 A, 5% 10/1/22	2,190	2,519
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	5,190	5,439
Series B, 2.85%, tender 4/1/25 (a)	4,245	4,441
Series C, 2.1%, tender 4/1/22 (a)	3,960	3,984
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (a)	15,600	15,908
5.25% 9/1/22	1,570	1,813
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 1.22%, tender 8/1/23 (a)(b)(c)	14,900	14,893
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,797
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,129
(Univ. Proj.) Series 2011 B, 5% 10/1/19 (Escrowed to Maturity)	1,490	1,579
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/19	5,000	5,296
5% 10/1/20	2,525	2,747
Series 2012 A, 5% 4/1/21	3,245	3,575
Series 2012 G, 5% 11/1/22	1,250	1,431
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/19	4,100	4,364
Series 2012 C, 5% 6/1/21	1,820	2,014
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 4% 6/1/21	3,500	3,766
Series 2017 A1:
5% 6/1/21	1,230	1,343
5% 6/1/22	1,725	1,919
5% 6/1/23	1,970	2,227
5% 6/1/24	1,110	1,273
Series A, 0% 6/1/24 (AMBAC Insured)	3,465	2,987
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 4.625% 3/1/18	1,500	1,508
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,034
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,171
Palomar Health Rev. Series 2016:
5% 11/1/23	2,000	2,259
5% 11/1/24	2,000	2,292
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (b)	2,500	2,756
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,574
5% 9/1/24 (FSA Insured)	2,300	2,735
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A, 5% 6/1/18	6,470	6,565
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5% 8/1/18	8,000	8,160
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,631
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,053

TOTAL CALIFORNIA		123,681

Colorado - 1.0%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,285	5,797
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,500	5,197
Series 2014 A, 5% 6/1/23	3,860	4,457
Denver City & County Arpt. Rev. Series 2017 A, 5% 11/15/19 (b)	2,575	2,723
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,420	1,405
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,320	8,064
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,835	2,682
Series 2015 A:
5% 9/1/19	1,000	1,052
5% 9/1/20	1,000	1,078

TOTAL COLORADO		32,455

Connecticut - 1.7%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	3,470	3,489
Series 2012 C, 5% 6/1/21	23,420	25,563
Series 2016 A:
4% 3/15/18	13,900	13,966
5% 3/15/26	1,970	2,314
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	4,990	5,211
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	5,740
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/23 (FSA Insured)	900	1,021
5% 8/15/25 (FSA Insured)	1,000	1,169

TOTAL CONNECTICUT		58,473

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,657
5% 1/1/21	2,000	2,182

TOTAL DELAWARE, NEW JERSEY		4,839

District Of Columbia - 0.7%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	2,260	2,513
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (b)	6,325	7,198
Series 2014 A, 5% 10/1/23 (b)	445	516
Series 2017 A:
5% 10/1/26 (b)	6,700	8,131
5% 10/1/27 (b)	5,000	6,133

TOTAL DISTRICT OF COLUMBIA		24,491

Florida - 9.4%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,109
Series 2015 C:
5% 7/1/21	650	721
5% 7/1/22	3,725	4,224
5% 7/1/23	3,000	3,480
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,115
Series A:
5% 10/1/22 (b)	3,000	3,394
5% 10/1/23 (b)	4,020	4,652
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,250	3,672
Series 2012 A, 5% 7/1/19	7,000	7,337
Series 2015 A:
5% 7/1/19	2,100	2,201
5% 7/1/20	4,000	4,318
5% 7/1/21	4,500	4,986
5% 7/1/22	3,500	3,951
5% 7/1/23	2,750	3,166
5% 7/1/24	1,320	1,545
Series 2015 B:
5% 7/1/19	2,000	2,096
5% 7/1/20	3,000	3,239
5% 7/1/21	6,255	6,930
5% 7/1/22	4,590	5,181
5% 7/1/23	2,750	3,166
5% 7/1/24	1,145	1,340
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/18	2,540	2,576
Series 2012 A1, 5% 6/1/18	1,550	1,572
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/18	685	707
5% 12/1/19	1,820	1,936
5% 12/1/20	1,000	1,094
Florida Board of Ed. Lottery Rev. Series 2016 B, 5% 7/1/24	10,020	11,943
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/18	1,790	1,793
5% 2/1/19	1,450	1,483
5% 2/1/20	2,025	2,111
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,156
5% 10/1/22	2,000	2,295
5% 10/1/23	1,270	1,486
5% 10/1/24	2,000	2,373
5% 10/1/25	1,750	2,097
5% 10/1/26	2,000	2,372
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	2,924
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 C:
5% 10/1/19	1,705	1,804
5% 10/1/20	1,000	1,088
Series 2017 A:
5% 10/1/25 (b)	1,000	1,188
5% 10/1/26 (b)	2,000	2,396
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,512
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	2,020	2,300
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,008
5% 7/1/22	2,000	2,254
5% 7/1/23	2,000	2,304
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,088
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,323
5% 10/1/20	2,000	2,175
5% 10/1/21	2,000	2,231
5% 10/1/22	1,000	1,143
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,300	1,549
Miami-Dade County Aviation Rev.:
Series 2010, 5% 10/1/22	1,740	1,888
Series 2017 B, 5% 10/1/20 (b)	2,120	2,298
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,097
5% 7/1/20	1,000	1,079
5% 7/1/21	2,000	2,216
5% 7/1/22	2,000	2,263
5% 7/1/23	2,000	2,285
Series 2014 A, 5% 7/1/24	625	737
Series 2014 B:
5% 7/1/22	1,500	1,697
5% 7/1/23	3,250	3,760
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,450
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,297
5% 11/1/21	6,275	6,990
5% 11/1/22	2,915	3,318
5% 11/1/23	7,650	8,861
Series 2015 A:
5% 5/1/19	1,000	1,042
5% 5/1/20	2,095	2,246
5% 5/1/21	4,000	4,401
5% 5/1/22	3,720	4,189
5% 5/1/23	6,500	7,449
Series 2015 B, 5% 5/1/24	29,560	34,480
Series 2016 A, 5% 8/1/27	5,560	6,675
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,312
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	1,245	1,318
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/18	1,500	1,531
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,050
Orlando Utils. Commission Util. Sys. Rev. Series 2011 B:
5% 10/1/18	2,250	2,309
5% 10/1/19	2,325	2,462
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,033
5% 12/1/20	1,425	1,535
5% 12/1/21	1,500	1,652
5% 12/1/23	195	222
5% 12/1/24	390	451
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,625	4,788
4% 8/1/21	4,040	4,339
5% 8/1/19	3,000	3,152
5% 8/1/21	5,300	5,875
5% 8/1/22	1,000	1,136
Series 2015 B:
5% 8/1/19	2,735	2,874
5% 8/1/20	1,750	1,892
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,281
5% 10/1/19	1,100	1,159
5% 10/1/20	1,000	1,085
5% 10/1/21	1,000	1,111
5% 10/1/22	1,000	1,136
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011, 5% 10/1/19 (b)	2,025	2,139
5% 10/1/18 (b)	2,745	2,815
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	1,000	1,195
5% 7/1/26	1,140	1,382
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,000	1,103
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,503
5% 10/1/18 (Escrowed to Maturity)	2,260	2,319
Series 2011, 5% 10/1/19	5,590	5,919
Tampa Bay Wtr. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,370	1,602
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	1,945
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	500	510
5% 8/1/19	310	326

TOTAL FLORIDA		316,283

Georgia - 2.1%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,123
5% 1/1/23	1,000	1,150
5% 1/1/24	1,150	1,352
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	10,000	9,892
2.2%, tender 4/2/19 (a)	9,700	9,694
Fulton County Wtr. & Swr. Rev. Series 2011, 5% 1/1/19	4,000	4,140
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,053
(Prerefunded Proj.) Series 2008 D:
5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	11,020	11,248
5.75% 1/1/20 (Pre-Refunded to 7/1/18 @ 100)	2,630	2,684
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19	3,870	3,951
5.75% 1/1/20	925	945
Series GG:
5% 1/1/20	675	716
5% 1/1/21	1,670	1,818
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,584
5% 10/1/22	1,000	1,128
5% 10/1/23	2,420	2,779
Series R, 5% 10/1/21	5,000	5,529
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,715	4,700
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,335	3,622
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5% 1/1/18 (Escrowed to Maturity)	1,530	1,530

TOTAL GEORGIA		71,638

Hawaii - 0.6%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (b)	4,000	4,201
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/24	1,225	1,458
5% 9/1/25	3,000	3,639
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (b)	1,400	1,474
5% 8/1/20 (b)	3,050	3,292
5% 8/1/21 (b)	550	609
5% 8/1/22 (b)	2,075	2,343
5% 8/1/23 (b)	1,470	1,696

TOTAL HAWAII		18,712

Illinois - 10.7%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000	8,768
Series 2008 C:
5.25% 12/1/23	7,665	7,747
5.25% 12/1/24	955	965
Series 2009 D, 5% 12/1/18 (Escrowed to Maturity)	2,335	2,409
Series 2010 F, 5% 12/1/20	760	793
Series 2017 C:
5% 12/1/26	485	518
5% 12/1/27	2,830	3,019
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999:
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	3,000
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	9,577
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	13,967
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	664
5% 1/1/21	400	436
5% 1/1/23	2,500	2,852
5% 1/1/22	5,000	5,577
5% 1/1/23	5,900	6,731
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	255
5% 1/1/20	300	312
5% 1/1/21	400	423
5% 1/1/22	300	321
5% 1/1/23	535	580
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/21	1,400	1,527
Series 2012 B, 5% 1/1/21 (b)	4,605	5,007
Series 2013 A, 5% 1/1/18 (b)	1,600	1,600
Series 2013 B, 5% 1/1/22	4,000	4,475
Series 2013 D, 5% 1/1/22	3,220	3,602
Series 2017 D, 5% 1/1/27 (b)	1,505	1,816
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
4% 6/1/19	2,815	2,896
5% 6/1/20	2,485	2,662
5% 6/1/21	2,355	2,579
5% 6/1/25	1,250	1,457
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,351
5% 1/1/23	1,200	1,327
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,032
Series 2010 A, 5.25% 11/15/22	4,960	5,391
Series 2011 A, 5.25% 11/15/22	1,000	1,112
Series 2012 C:
5% 11/15/19	3,200	3,378
5% 11/15/20	7,210	7,822
5% 11/15/21	5,585	6,183
5% 11/15/22	1,290	1,450
Series 2014 A:
5% 11/15/20	1,000	1,085
5% 11/15/21	500	554
5% 11/15/22	1,355	1,523
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	10,000	10,025
Illinois Fin. Auth. Rev.:
( Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,685	1,973
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	2,650	2,790
(Trinity Health Proj.) Series 2011, 5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	495	555
Bonds:
Series 2017 B, 5%, tender 12/15/22 (a)	2,890	3,294
Series E, 2.25%, tender 4/29/22 (a)	22,930	23,118
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	2,065	2,143
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,135	1,273
Series 2012 A, 5% 5/15/23	1,300	1,456
Series 2012:
5% 9/1/18	1,160	1,178
5% 9/1/19	1,115	1,156
5% 9/1/20	1,470	1,554
5% 9/1/21	2,045	2,200
5% 9/1/22	3,530	3,861
Series 2015 A:
5% 11/15/22	500	566
5% 11/15/24	1,525	1,772
5% 11/15/25	1,950	2,299
5% 11/15/26	2,000	2,342
Series 2015 B:
5% 11/15/20	1,650	1,786
5% 11/15/24	1,955	2,287
Series 2016 A:
5% 8/15/20	500	529
5% 2/15/21	750	819
5% 8/15/21	700	754
5% 2/15/23	1,000	1,137
5% 8/15/23	1,500	1,667
5% 8/15/24	2,185	2,459
Series 2016 C:
5% 2/15/20	5,080	5,352
5% 2/15/22	2,640	2,893
5% 2/15/23	4,500	5,014
5% 2/15/24	5,335	6,032
Series 2016:
5% 7/1/22	2,960	3,360
5% 5/15/25	500	585
5% 5/15/26	1,000	1,185
5% 5/15/27	1,250	1,451
Series 2017:
5% 1/1/23	1,500	1,722
5% 1/1/25	2,310	2,764
5% 1/1/27	2,000	2,471
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	1,600	1,691
Series 2012 A, 4% 1/1/23	1,275	1,292
Series 2012:
5% 3/1/19	5,500	5,643
5% 8/1/19	2,660	2,750
5% 8/1/20	6,900	7,236
5% 8/1/21	2,415	2,556
5% 8/1/22	5,800	6,190
Series 2013:
5% 7/1/21	6,500	6,873
5% 7/1/22	10,780	11,498
Series 2014:
5% 4/1/18	10,000	10,064
5% 2/1/22	3,000	3,185
5% 4/1/23	2,215	2,373
5% 2/1/25	2,325	2,501
Series 2016:
5% 11/1/20	2,360	2,485
5% 1/1/26	2,200	2,404
5% 2/1/26	10,760	11,760
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,205	1,377
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	1,350	1,456
5% 7/1/21	1,350	1,490
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,820	4,105
0% 1/15/25	5,025	4,150
0% 1/15/26	3,775	3,019
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/19	2,285	2,367
5% 2/1/20	2,275	2,427
5% 2/1/23	2,225	2,546
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/22	10,000	11,064

TOTAL ILLINOIS		359,067

Indiana - 2.2%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	793
5% 8/15/23	1,000	1,157
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/20	650	691
5% 3/1/21	1,225	1,336
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	898
5% 10/1/22	1,600	1,819
Series 2014 A:
5% 10/1/20	375	406
5% 10/1/21	380	422
5% 10/1/22	675	767
Series 2015 A:
5% 10/1/24	1,495	1,758
5% 10/1/25	1,625	1,933
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,519
5% 1/1/20	1,250	1,330
Indianapolis Local Pub. Impt. Series 2016:
5% 1/1/21 (b)	2,750	3,000
5% 1/1/23 (b)	1,985	2,252
5% 1/1/24 (b)	2,775	3,189
5% 1/1/25 (b)	2,910	3,401
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,024
4% 1/15/20	1,345	1,401
4% 1/15/21	1,250	1,325
5% 7/15/19	1,680	1,762
5% 7/15/20	1,170	1,259
5% 7/15/21	1,000	1,103
Purdue Univ. Rev. Series Z-1, 5% 7/1/18	1,500	1,527
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (a)	8,500	8,494
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,255	4,660
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(b)	21,985	24,962

TOTAL INDIANA		74,188

Kansas - 0.3%
Johnson City Usd # 232 Series 2015 A, 5% 9/1/22	1,560	1,781
Johnson County Unified School District # 233 Series 2016 B, 5% 9/1/23	1,460	1,698
Wichita Hosp. Facilities Rev. Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,317
5% 11/15/20 (Escrowed to Maturity)	2,745	2,994
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	500	568
5% 9/1/23	725	841
5% 9/1/25	800	955

TOTAL KANSAS		11,154

Kentucky - 0.8%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	1,360	1,541
5% 2/1/25	1,000	1,149
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	9,000	9,112
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,410	1,491
5% 6/1/22	1,560	1,712
5% 6/1/24	1,690	1,907
Kentucky State Property & Buildings Commission Rev. (Kentucky St Proj.) Series D, 5% 5/1/21	1,000	1,095
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	7,510	7,483

TOTAL KENTUCKY		25,490

Louisiana - 2.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	9,768
5% 6/1/21 (FSA Insured)	5,000	5,503
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,515	1,722
Series 2014 D1, 5% 12/1/22	1,305	1,495
Series 2015, 5% 5/1/18	1,075	1,088
Series 2016 B:
5% 8/1/22	14,095	16,022
5% 8/1/23	6,250	7,267
Series 2016 D:
5% 9/1/22	6,360	7,244
5% 9/1/24	7,030	8,329
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,660
5% 7/1/22	1,000	1,134
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (b)	305	347
5% 1/1/24 (b)	200	232
5% 1/1/25 (b)	200	236
5% 1/1/26 (b)	500	597
Series 2017 D2:
5% 1/1/23 (b)	400	455
5% 1/1/24 (b)	750	870
5% 1/1/25 (b)	500	589
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,047
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/18	2,275	2,305
5% 5/15/23	4,500	5,171

TOTAL LOUISIANA		75,081

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,668
5% 7/1/22	1,850	2,110
5% 7/1/24	2,350	2,792

TOTAL MAINE		7,570

Maryland - 3.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/23	3,135	3,647
5% 7/1/24	3,290	3,906
5% 7/1/25	3,455	4,168
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
4% 6/1/19	2,400	2,462
4% 6/1/20	2,960	3,078
5% 6/1/21	1,640	1,773
5% 6/1/22	1,750	1,918
Maryland Gen. Oblig.:
Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	5,605
Series 2017 B, 5% 8/1/25	33,300	40,684
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds Series 2013 A, 1 month U.S. LIBOR + 0.600% 1.512%, tender 1/2/18 (a)(d)	7,100	7,101
Series 2015:
5% 7/1/19	400	417
5% 7/1/22	900	1,008
5% 7/1/23	1,000	1,140
5% 7/1/24	2,000	2,316
5% 7/1/25	1,770	2,077
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20 (Pre-Refunded to 7/1/19 @ 100)	16,000	16,793
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	870	873
3% 11/1/25	640	643

TOTAL MARYLAND		99,609

Massachusetts - 1.8%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,343
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2016 A, 5% 7/15/22	1,270	1,453
Series 2016 I:
5% 7/1/21	500	550
5% 7/1/22	600	675
5% 7/1/23	675	775
5% 7/1/24	550	642
5% 7/1/25	500	592
5% 7/1/26	1,000	1,194
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (b)	4,725	4,943
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	32,000	31,423
Series 2016 B, 5% 7/1/22	1,725	1,967
Series C, 5.5% 12/1/22	4,255	5,001
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (b)	3,070	3,594
5% 7/1/25 (b)	1,140	1,352
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,669

TOTAL MASSACHUSETTS		60,173

Michigan - 3.6%
Clarkston Cmnty. Schools 5% 5/1/22	1,670	1,886
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 1.495% 7/1/32 (a)(d)	4,070	3,808
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,277
5% 5/1/20	2,635	2,827
5% 5/1/21	2,150	2,370
5% 5/1/22	1,850	2,089
Grand Rapids Pub. Schools:
Series 2016, 4% 5/1/18 (FSA Insured)	1,950	1,965
5% 5/1/23 (FSA Insured)	1,305	1,503
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	1,000	1,117
5% 5/15/24	550	636
5% 5/15/25	650	761
5% 5/15/26	625	741
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,287
5% 11/15/19	1,000	1,061
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	1,000	1,129
5% 4/15/23	1,350	1,559
5% 4/15/24	1,480	1,744
Michigan Fin. Auth. Rev.:
Bonds 1.1%, tender 8/15/19 (a)	4,250	4,201
Series 2012 A, 5% 6/1/18 (Escrowed to Maturity)	2,430	2,465
Series 2015 A:
5% 8/1/22	2,400	2,720
5% 8/1/23	3,800	4,390
Michigan Gen. Oblig. Series 2016:
5% 3/15/20	3,330	3,563
5% 3/15/21	1,000	1,098
5% 3/15/22	2,330	2,619
5% 3/15/23	4,000	4,594
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,190	1,209
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,615	3,672
Series 1999:
0.95%, tender 2/1/18 (a)	130	130
0.95%, tender 2/1/18 (a)	3,865	3,863
Series 2005 A4, 1.625%, tender 11/1/19 (a)	7,405	7,376
Series 2010 F3, 1.4%, tender 6/29/18 (a)	1,900	1,899
Series 2010 F4, 1.95%, tender 4/1/20 (a)	6,545	6,556
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	7,195	7,121
Portage Pub. Schools Series 2016:
5% 5/1/23	2,035	2,343
5% 11/1/23	1,365	1,589
5% 5/1/24	1,920	2,258
5% 11/1/24	2,000	2,371
5% 5/1/25	1,125	1,342
5% 11/1/25	1,220	1,467
5% 5/1/26	1,700	2,056
5% 11/1/26	1,180	1,435
5% 11/1/28	1,005	1,206
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,664
5% 9/1/23	500	579
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,399
5% 11/1/19	2,775	2,934
5% 5/1/20	3,630	3,894
5% 11/1/20	1,745	1,898
5% 5/1/21	4,110	4,530

TOTAL MICHIGAN		119,201

Minnesota - 0.6%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,125
5% 1/1/23	1,000	1,148
Series 2014 B:
5% 1/1/21 (b)	2,290	2,491
5% 1/1/22 (b)	2,000	2,233
5% 1/1/23 (b)	1,000	1,137
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	3,015	3,465
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,185	1,324
5% 1/1/23	1,140	1,299
5% 1/1/24	1,595	1,850
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,124
5% 1/1/23	1,500	1,721
5% 1/1/24	1,000	1,175

TOTAL MINNESOTA		20,092

Mississippi - 0.0%
Mississippi Hosp. Equip. & Facilities Auth. Bonds (Baptist Memorial Health Care Proj.) Series 2004 B2, 1.55%, tender 1/9/18 (a)(c)	1,000	1,000
Missouri - 0.2%
Cape Girardeau County Indl. Dev. Auth.:
( Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/19	300	310
5% 3/1/20	325	343
5% 3/1/21	400	430
5% 3/1/24	700	788
5% 3/1/25	725	827
5% 3/1/26	1,000	1,151
(Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/22	600	656
5% 3/1/23	1,000	1,110
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	778

TOTAL MISSOURI		6,393

Nebraska - 0.0%
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,100
Nevada - 1.6%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (b)	4,000	4,506
Series 2017 C, 5% 7/1/21 (b)	7,960	8,725
Clark County School District Series 2016 A:
5% 6/15/21	1,505	1,661
5% 6/15/23	1,315	1,516
Humboldt County Nev Poll. Cont. Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.25%, tender 6/3/19 (a)	2,000	1,981
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 3% 6/1/18	1,020	1,027
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	12,717
Series 2012 B, 5% 8/1/20	2,230	2,415
Series 2013 D1:
5% 3/1/23	4,500	5,204
5% 3/1/24	2,700	3,125
Washoe County Gas & Wtr. Facilities Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 B, 3%, tender 6/1/22 (a)	5,300	5,471
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	6,125	6,070

TOTAL NEVADA		54,418

New Hampshire - 0.4%
New Hampshire Health & Ed. Facilities Auth.:
Series 2017 A, 5.25% 7/1/27 (c)	200	206
Series 2017 B, 4.125% 7/1/24 (c)	1,010	1,021
Series 2017 C, 3.5% 7/1/22 (c)	335	337
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern Med. Ctr. Proj.) Series 2016, 3% 10/1/21	1,405	1,443
Series 2012:
4% 7/1/20	2,705	2,828
4% 7/1/21	1,520	1,615
Series 2016:
5% 10/1/21	1,250	1,369
5% 10/1/23	1,675	1,896
New Hampshire Tpk. Sys. Rev. Series 2012 B, 5% 2/1/18	2,500	2,507

TOTAL NEW HAMPSHIRE		13,222

New Jersey - 6.3%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,100	3,286
5% 2/15/21	2,500	2,717
5% 2/15/22	2,500	2,779
5% 2/15/23	2,830	3,204
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	1,000	1,078
5% 6/1/23 (FSA Insured)	1,255	1,427
5% 6/1/24 (FSA Insured)	1,000	1,152
Series 2005 K, 5.5% 12/15/19	8,030	8,514
Series 2011 EE:
5% 9/1/20	1,350	1,433
5% 9/1/20 (Escrowed to Maturity)	3,650	3,958
Series 2012 II:
5% 3/1/21	6,800	7,268
5% 3/1/22	6,290	6,835
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	8,487
Series 2013, 5% 3/1/23	6,000	6,624
Series 2014 PP, 5% 6/15/19	17,000	17,628
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017 5% 10/1/26 (b)	2,130	2,386
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	11,000	11,647
5% 6/15/21	11,000	11,828
Series 2016 A:
4% 7/1/18	3,585	3,617
5% 7/1/21	2,200	2,388
5% 7/1/22	6,300	6,971
5% 7/1/23	3,390	3,819
5% 7/1/24	7,915	9,054
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/19	1,500	1,562
5% 7/1/21	175	191
5% 7/1/22	175	196
5% 7/1/23	610	693
5% 7/1/24	1,225	1,423
5% 7/1/24	1,005	1,158
5% 7/1/24	485	559
5% 7/1/25	525	612
5% 7/1/26	175	206
5% 7/1/27	260	303
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011, 5% 12/1/18 (b)	2,690	2,763
Series 2013:
5% 12/1/18 (b)	6,000	6,163
5% 12/1/19 (b)	3,850	4,048
Series 2017 1A:
5% 12/1/22 (b)	765	852
5% 12/1/23 (b)	1,975	2,237
Series 2017 1B, 5% 12/1/21 (b)	815	892
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C, 0.007% x 1 month U.S. LIBOR 1.413%, tender 1/1/21 (a)(d)	10,720	10,706
Series 2013 A:
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	3,980	4,533
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	365	415
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.293% 1/1/21 (a)(d)	1,195	1,191
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	3,870	4,075
Series 2012 AA, 5% 6/15/19	1,500	1,555
Series 2013 A:
5% 6/15/18	755	765
5% 12/15/19	6,455	6,766
5% 6/15/20	18,000	19,058
Series 2016 A, 5% 6/15/27	4,050	4,644
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,309

TOTAL NEW JERSEY		210,975

New Mexico - 0.5%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	11,025	10,985
Series 2011, 1.875%, tender 4/1/20 (a)	6,290	6,267

TOTAL NEW MEXICO		17,252

New York - 5.8%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	500	566
5% 7/1/24	1,850	2,177
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,118
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	669
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2016 B:
5% 9/1/25	2,800	3,352
5% 9/1/26	1,245	1,510
New York City Gen. Oblig. Series 2015 C, 5% 8/1/25	1,700	2,049
New York City Transitional Fin. Auth. Rev.:
Series 2012 A, 5% 11/1/20	4,500	4,912
Series B:
5% 11/1/20	4,255	4,517
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	1,695	1,797
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 4% 5/15/20	8,000	8,444
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,539
Series 2008 B2:
5% 11/15/19	6,185	6,560
5% 11/15/20	5,500	5,998
5% 11/15/21	4,000	4,474
Series 2012 B, 5% 11/15/22	2,000	2,290
Series 2012 D, 5% 11/15/18	2,515	2,590
Series 2012 E:
4% 11/15/19	1,750	1,824
4% 11/15/19 (Escrowed to Maturity)	2,250	2,347
5% 11/15/21	2,435	2,724
Series 2012 F, 5% 11/15/19	5,000	5,303
Series 2014 C, 5% 11/15/21	2,800	3,132
Series 2016 B, 5% 11/15/21	2,200	2,461
Series 2017 C, 4% 2/15/19	54,280	55,668
Series 2017 C-1, 4% 2/15/19	23,265	23,860
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	33,000	34,419
New York Urban Dev. Corp. Rev. Series 2017 A, 5% 3/15/22	1,295	1,465
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,545	2,900

TOTAL NEW YORK		194,665

North Carolina - 1.2%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/18	1,280	1,293
4% 6/1/20	1,000	1,051
5% 6/1/19	1,305	1,367
Mecklenburg County Pub. Facilities Corp.:
Series 2009, 5% 3/1/18	1,500	1,509
Series 2017, 5% 2/1/23	7,765	8,966
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/21	5,000	5,493
5% 3/1/22	3,660	4,124
5% 3/1/23	3,660	4,213
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010, 5% 6/1/18	3,820	3,873
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,610
5% 1/1/23	1,500	1,722

TOTAL NORTH CAROLINA		39,221

Ohio - 2.9%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	2,000	2,291
Allen County Hosp. Facilities Rev. Bonds Series 2017 B, 5%, tender 5/5/22 (a)	5,400	6,034
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 2/15/36 (e)	35,000	37,343
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,676
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	500	585
5% 1/1/20 (FSA Insured)	425	452
5% 1/1/22 (FSA Insured)	1,325	1,479
5% 1/1/24 (FSA Insured)	1,200	1,397
5% 1/1/25 (FSA Insured)	1,250	1,480
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,368
5% 6/15/23	1,855	2,077
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,860	3,343
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,024
5% 12/1/20	2,205	2,389
5% 12/1/21	2,045	2,266
Ohio Gen. Oblig. Series 2012 C, 5% 9/15/21	4,350	4,861
Ohio Hosp. Facilities Rev. Series 2017 A:
4% 1/1/20	2,420	2,528
5% 1/1/21	2,700	2,954
5% 1/1/22	1,700	1,907
5% 1/1/23	2,000	2,300
5% 1/1/24	1,730	2,031
5% 1/1/25	2,080	2,485
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/21	650	710
5% 2/15/22	1,100	1,231
5% 2/15/23	2,120	2,418
5% 2/15/24	1,640	1,909
5% 2/15/25	1,710	2,018
5% 2/15/26	1,250	1,496

TOTAL OHIO		98,052

Oklahoma - 0.4%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/27	1,740	2,089
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,600	2,926
Series 2004 A, 2.375% 12/1/21 (a)	1,350	1,385
Series 2012, 5% 2/15/21 (Escrowed to Maturity)	1,600	1,759
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,353

TOTAL OKLAHOMA		13,512

Oregon - 0.0%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	400	398
Pennsylvania - 1.8%
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,500	2,458
Series B, 1.8%, tender 8/15/22 (a)	3,320	3,266
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,014
4% 10/1/19	660	680
5% 10/1/20	1,260	1,350
5% 10/1/23	195	221
Mount Lebanon School District Series 2015, 4% 2/15/18	865	868
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,469
5% 3/1/19	2,310	2,397
5% 3/1/20	2,140	2,275
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 1/1/22	2,590	2,590
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 1.2%, tender 2/1/18 (a)(b)	5,300	5,299
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(b)	3,290	3,290
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	1,900	2,094
Series 2012, 5% 6/1/18	3,410	3,459
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	361
5% 12/1/21	275	309
5% 12/1/22	855	982
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	5,000	5,536
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/24	500	590
Series 2017 B, 5% 7/1/24 (b)	2,500	2,907
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	1,250	1,381
Philadelphia Gen. Oblig. Series 2011, 5.25% 8/1/18	5,515	5,630
Philadelphia Muni. Auth. Rev. Series 2013 A, 5% 11/15/18	3,430	3,530
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	325	382
5% 3/1/26 (FSA Insured)	265	315
5% 3/1/27 (FSA Insured)	255	306
5% 3/1/28 (FSA Insured)	250	299
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,014
5% 6/1/19	200	209
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,247

TOTAL PENNSYLVANIA		58,728

Rhode Island - 1.0%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A:
5% 5/15/18	1,000	1,011
5% 5/15/19	1,500	1,557
Series 2016:
5% 5/15/20	660	700
5% 5/15/22	2,000	2,211
5% 5/15/23	1,205	1,355
5% 5/15/24	2,350	2,680
5% 5/15/25	5,505	6,357
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev.:
(Providence Proj.) Series 2015 A, 3% 5/15/19	6,415	6,524
Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,144
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	4,040
5% 6/1/27	1,000	1,143

TOTAL RHODE ISLAND		34,722

South Carolina - 1.2%
Horry County School District (South Carolina Gen. Oblig. Proj.) Series 2016, 5% 3/1/23	3,965	4,594
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,065	2,336
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,257
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,620	3,031
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,128
5% 12/1/26	1,100	1,289
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	1,000	1,085
Series 2014 C:
5% 12/1/22	1,100	1,249
5% 12/1/23	5,000	5,784
Series 2015 C, 5% 12/1/18 (Escrowed to Maturity)	15,000	15,476

TOTAL SOUTH CAROLINA		41,229

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2011:
5% 9/1/18 (Escrowed to Maturity)	1,200	1,227
5% 9/1/19 (Escrowed to Maturity)	1,255	1,323
Series 2014 B:
4% 11/1/19	400	415
4% 11/1/20	625	661
4% 11/1/21	500	537
5% 11/1/22	375	426

TOTAL SOUTH DAKOTA		4,589

Tennessee - 0.1%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	1,670	1,943
5% 9/1/26	1,835	2,156

TOTAL TENNESSEE		4,099

Texas - 6.9%
Aledo Independent School District Series 2015, 0% 2/15/24	1,220	1,077
Allen Independent School District Series 2013, 4% 2/15/18	1,290	1,294
Austin Elec. Util. Sys. Rev. 0% 5/15/18	4,500	4,476
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,042
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	500	544
5% 1/1/22	1,500	1,669
5% 1/1/23	2,450	2,783
5% 1/1/24	3,370	3,895
5% 1/1/26	2,865	3,404
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	3,290	3,274
Series 2014 B3, 1.4%, tender 8/17/20 (a)	3,565	3,550
Series 2017 A1, 2%, tender 8/15/18 (a)	10,800	10,822
Dallas County Gen. Oblig. Series 2016:
5% 8/15/22	3,520	4,018
5% 8/15/23	3,000	3,504
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/19	2,000	2,119
5% 11/1/20	1,500	1,634
5% 11/1/21	3,000	3,350
5% 11/1/22	5,000	5,712
Series 2014 D, 5% 11/1/23 (b)	1,950	2,241
Dallas Independent School District Bonds:
Series 2016 B2, 4%, tender 2/15/18 (a)	3,970	3,981
Series 2016 B3, 5%, tender 2/15/19 (a)	6,000	6,213
Series 2016 B4, 5%, tender 2/15/20 (a)	7,000	7,498
Series 2016 B5, 5%, tender 2/15/21 (a)	8,000	8,788
Series 2016 B6, 5%, tender 2/15/22 (a)	10,000	11,184
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,643
Denton Independent School District Series 2016, 0% 8/15/25	1,645	1,399
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	2,695	2,754
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	1,815	1,811
Series D, 1.5%, tender 8/1/21 (a)	3,270	3,261
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	1,705	1,967
Fort Worth Independent School District Series 2015, 5% 2/15/22	1,615	1,818
Houston Arpt. Sys. Rev. Series 2012 A, 5% 7/1/23 (b)	2,000	2,236
Humble Independent School District Series 2016 B, 5% 2/15/22	4,060	4,571
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,180
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B, 5% 7/1/18	3,030	3,083
Mansfield Independent School District Series 2016, 5% 2/15/24	4,280	5,029
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,480	2,927
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	2,845	2,827
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,734
North Texas Tollway Auth. Rev. Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	8,500	8,500
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	6,080	6,100
2%, tender 6/1/21 (a)	12,130	12,154
Plano Independent School District:
Series 2016 A, 5% 2/15/22	7,430	8,375
5% 2/15/18	2,500	2,510
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,090
San Antonio Elec. & Gas Sys. Rev. Bonds Series 2015 B, 2%, tender 12/1/21 (a)	4,055	4,107
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,083
5% 9/15/21	1,000	1,111
5% 9/15/22	3,440	3,902
San Antonio Wtr. Sys. Rev. Series 2012, 4% 5/15/19	1,500	1,549
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	3,480	3,784
5% 10/1/21	3,000	3,339
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	831
5% 8/15/23	1,000	1,160
Series 2013:
4% 9/1/18	400	406
5% 9/1/19	655	689
5% 9/1/20	915	985
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,385	2,471
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,500	1,821
Series 2017 A, 5% 2/15/24	2,000	2,351
5.75% 7/1/18	945	964
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	12,885	13,717
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,585	1,857
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010 B, 5% 8/15/21	1,800	2,007
Series 2010, 5% 8/15/22	2,730	3,120
Series 2016 E, 5% 8/15/22	1,530	1,749

TOTAL TEXAS		230,044

Virginia - 1.2%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	641
5% 7/15/21	400	445
Commonwealth Trans. Board Grant Anticipation Rev. Series 2012 A, 5% 9/15/22 (Pre-Refunded to 3/15/22 @ 100)	2,200	2,482
Fairfax County Gen. Oblig. 5% 10/1/21	3,000	3,363
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,688
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,210	1,390
5% 6/15/25	1,000	1,167
5% 6/15/26	1,715	2,023
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2013 A, 5% 8/1/22	3,775	4,305
Series 2016 A, 5% 8/1/22	5,345	6,096
Virginia Pub. School Auth. School Fing. Series 2015 A, 5% 8/1/22	11,780	13,429
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	2,500	2,512

TOTAL VIRGINIA		40,541

Washington - 1.0%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,464
5% 1/1/21	1,865	2,040
Port of Seattle Rev. Series 2016 B:
5% 10/1/20 (b)	2,935	3,180
5% 10/1/21 (b)	2,780	3,079
5% 10/1/22 (b)	2,500	2,827
5% 10/1/23 (b)	3,030	3,489
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	1,800	1,917
4% 1/1/21	200	213
5% 1/1/21	1,770	1,936
Series 2017:
5% 1/1/22	800	900
5% 1/1/25	675	809
5% 1/1/26	400	488
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,088
Washington Health Care Facilities Auth. Rev. (Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,000	1,164
5% 8/15/26	2,000	2,353
5% 8/15/27	2,175	2,566

TOTAL WASHINGTON		33,513

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	6,760	6,649
1.9%, tender 4/1/19 (a)	6,285	6,267

TOTAL WEST VIRGINIA		12,916

Wisconsin - 0.7%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,598
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (b)	1,330	1,445
5% 12/1/22 (b)	1,470	1,662
5.25% 12/1/23 (b)	1,540	1,794
Pub. Fin. Auth. Sr Liv Rev.:
( Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A, 5% 5/15/19 (c)	340	353
(Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A, 5% 5/15/23 (c)	365	404
Series 2017 B-1 3.95% 11/15/24 (c)	215	219
Series 2017 B-2, 3.5% 11/15/23 (c)	280	283
Series 2017 B-3, 3% 11/15/22 (c)	380	381
Pub. Fin. Auth. Solid Waste (Waste Mgmt., Inc. Proj.) Series 2017 A-2, 1.25% 10/1/25 (b)	7,000	6,989
Wisconsin Health & Edl. Facilities:
Bonds Series 2013, 4%, tender 3/1/18 (a)	2,090	2,099
Series 2014:
4% 5/1/18	375	377
4% 5/1/19	285	291
5% 5/1/20	410	434
5% 5/1/21	640	692
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 10/1/21	1,400	1,555

TOTAL WISCONSIN		22,576

TOTAL MUNICIPAL BONDS
(Cost $2,771,763)		2,781,029

Municipal Notes - 14.3%
Connecticut - 0.5%
Reg'l. School District # 14 Woodbuty & Bethleham BAN Series 2017, 2.25% 7/25/18	14,200	$14,241
Tolland Gen. Oblig. BAN Series 2017, 2% 5/24/18	1,310	1,312

TOTAL CONNECTICUT		15,553

Illinois - 0.4%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(f)	14,300	14,300
Massachusetts - 0.1%
Webster Gen. Oblig. BAN Series 2017 B, 2.25% 10/12/18	2,300	2,311
Worcester Gen. Oblig. BAN 2.25% 1/23/18	2,687	2,689

TOTAL MASSACHUSETTS		5,000

New Jersey - 1.9%
Carteret Gen. Oblig. BAN Series 2017, 2.5% 10/25/18	2,800	2,820
Collingswood BAN Series 2017 A, 2.5% 3/22/18	5,035	5,044
East Orange BAN Series 2017 A, 2.5% 3/26/18	11,600	11,629
Hackensack City Tax Appeal Nts BAN Series 2017, 1.5% 4/18/18	5,400	5,398
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	2,100	2,116
Howell Township Gen. Oblig. BAN Series 2017 A, 3% 10/17/18	7,100	7,181
Maple Shade Township BAN Series 2017, 2.25% 9/7/18	2,300	2,307
Millstone Township Gen. Oblig. BAN Series 2017, 2.25% 9/12/18	2,300	2,309
New Brunswick Gen. Oblig. BAN Series 2017, 2% 6/4/18	9,800	9,816
Plainfield Gen. Oblig. BAN Series 2017, 2% 8/28/18	2,100	2,106
Roselle County of Union BAN Series 2017, 2.25% 9/14/18	2,500	2,509
South Brunswick Township BAN Series 2017, 2.25% 10/2/18	2,534	2,547
Vineland Gen. Oblig. BAN Series 2017, 2.5% 11/15/18	8,100	8,160

TOTAL NEW JERSEY		63,942

New York - 7.0%
Binghamton Gen. Oblig. BAN:
Series 2017 B, 2.5% 4/20/18	24,100	24,167
Series 2017, 2.5% 11/16/18	16,490	16,621
Broome County Gen. Oblig. BAN 2.5% 5/4/18	19,094	19,146
Canastota Central School District BAN Series 2017, 2.5% 7/20/18	3,200	3,215
Canton Cent School District BAN Series 2017, 2.25% 6/29/18	2,900	2,908
Central Valley Central School District BAN Series 2017, 2.5% 6/29/18	5,300	5,319
Copiague Union Free School District:
BAN 2.25% 3/30/18	15,500	15,526
TAN Series 2017, 2% 6/21/18	5,200	5,211
Corning School District Gen. Oblig. BAN Series 2017 B, 2.25% 6/21/18	4,100	4,114
East Aurora Union Free School District BAN Series A, 2.25% 8/1/18	2,100	2,106
Elmira City School District BAN Series B, 2.25% 6/28/18	2,800	2,807
Gloversville School District BAN Series 2017, 2.25% 10/19/18	3,700	3,719
Jamestown City School District BAN Series 2017, 2.5% 6/21/18	11,800	11,838
Lansingburgh Central School District BAN Series 2017, 2.5% 7/20/18	3,500	3,516
Lyons Cent School District BAN Series 2017, 2.25% 6/29/18	2,400	2,406
Marcellus Central School District BAN Series 2017, 2.25% 6/29/18	2,400	2,407
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	5,187	5,208
Queensbury Union Free School District BAN Series 2017, 2.5% 7/13/18	5,600	5,624
Red Creek Central School District BAN Series 2017, 2.25% 6/29/18	3,750	3,759
Rockland County Gen. Oblig. TAN Series 2017, 2.5% 3/22/18	2,800	2,805
Rome City School District BAN Series 2017, 2.25% 8/3/18	7,300	7,321
Schoharie County BAN Series 2017, 2.5% 11/8/18	6,000	6,048
South Glens Falls Central School District BAN Series 2017 A, 2.25% 7/27/18	6,610	6,631
Suffolk County Gen. Oblig. TAN:
Series 2017 I, 2.25% 9/27/18	30,400	30,500
Series 2017, 2.5% 7/25/18	15,600	15,661
Syracuse Gen. Oblig. RAN:
Series 2017, 2.25% 6/29/18	14,500	14,548
Series B, 2.25% 7/10/18	12,300	12,341

TOTAL NEW YORK		235,472

Ohio - 0.5%
Avon Lake BAN Series 2017, 2.5% 7/11/18	4,900	4,921
Brunswick Ohio City School District BAN Series 2017, 2.5% 5/31/18	2,600	2,609
Lakewood Ohio Income Tax Rev. BAN Series 2017, 2% 4/2/18	8,050	8,060

TOTAL OHIO		15,590

South Carolina - 0.2%
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series Floaters XM 02 91, 1.86% 1/5/18 (Liquidity Facility Royal Bank of Canada) (a)(f)	6,700	6,700
Texas - 3.7%
Texas Gen. Oblig. TRAN Series 2017, 4% 8/30/18	121,900	123,910
TOTAL MUNICIPAL NOTES
(Cost $481,422)		480,467
TOTAL INVESTMENT IN SECURITIES - 97.1%
(Cost $3,253,185)		3,261,496
NET OTHER ASSETS (LIABILITIES) - 2.9%		95,890
NET ASSETS - 100%		$3,357,386

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,117,000 or 0.7% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$1,455
Total	$1,455

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	46.8%
Transportation	16.1%
Health Care	10.0%
Electric Utilities	7.2%
Others* (Individually Less Than 5%)	19.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,253,185)		$3,261,496
Cash		35,456
Receivable for investments sold		29,616
Receivable for fund shares sold		5,940
Interest receivable		36,859
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		6
Other receivables		3
Total assets		3,369,383
Liabilities
Payable for fund shares redeemed	$9,509
Distributions payable	1,009
Accrued management fee	1,010
Distribution and service plan fees payable	88
Other affiliated payables	333
Other payables and accrued expenses	48
Total liabilities		11,997
Net Assets		$3,357,386
Net Assets consist of:
Paid in capital		$3,348,631
Undistributed net investment income		12
Accumulated undistributed net realized gain (loss) on investments		432
Net unrealized appreciation (depreciation) on investments		8,311
Net Assets		$3,357,386
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($233,980 ÷ 22,226 shares)		$10.53
Maximum offering price per share (100/97.25 of $10.53)		$10.83
Class M:
Net Asset Value and redemption price per share ($17,045 ÷ 1,622 shares)		$10.51
Maximum offering price per share (100/97.25 of $10.51)		$10.81
Class C:
Net Asset Value and offering price per share ($40,005 ÷ 3,807 shares)(a)		$10.51
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,739,542 ÷ 260,695 shares)		$10.51
Class I:
Net Asset Value, offering price and redemption price per share ($326,814 ÷ 31,083 shares)		$10.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Interest		$66,196
Income from Fidelity Central Funds		1,454
Total income		67,650
Expenses
Management fee	$12,373
Transfer agent fees	3,412
Distribution and service plan fees	1,191
Accounting fees and expenses	591
Custodian fees and expenses	24
Independent trustees' fees and expenses	13
Registration fees	159
Audit	56
Legal	9
Miscellaneous	30
Total expenses before reductions	17,858
Expense reductions	(46)	17,812
Net investment income (loss)		49,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,247
Fidelity Central Funds	18
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		3,266
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,602
Fidelity Central Funds	3
Total change in net unrealized appreciation (depreciation)		24,605
Net gain (loss)		27,871
Net increase (decrease) in net assets resulting from operations		$77,709

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,838	$53,980
Net realized gain (loss)	3,266	312
Change in net unrealized appreciation (depreciation)	24,605	(72,267)
Net increase (decrease) in net assets resulting from operations	77,709	(17,975)
Distributions to shareholders from net investment income	(49,775)	(53,929)
Distributions to shareholders from net realized gain	(2,284)	(727)
Total distributions	(52,059)	(54,656)
Share transactions - net increase (decrease)	(133,264)	(259,868)
Redemption fees	–	58
Total increase (decrease) in net assets	(107,614)	(332,441)
Net Assets
Beginning of period	3,465,000	3,797,441
End of period	$3,357,386	$3,465,000
Other Information
Undistributed net investment income end of period	$12	$–
Distributions in excess of net investment income end of period	$–	$(47)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.45	$10.64	$10.71	$10.68	$10.86
Income from Investment Operations
Net investment income (loss)A	.122	.118	.129	.153	.158
Net realized and unrealized gain (loss)	.086	(.188)	(.048)	.046	(.170)
Total from investment operations	.208	(.070)	.081	.199	(.012)
Distributions from net investment income	(.121)	(.118)	(.130)	(.153)	(.158)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.128)	(.120)	(.151)	(.169)	(.168)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.53	$10.45	$10.64	$10.71	$10.68
Total ReturnC,D	2.00%	(.68)%	.76%	1.87%	(.11)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.80%	.81%	.79%	.78%
Expenses net of fee waivers, if any	.81%	.80%	.81%	.79%	.78%
Expenses net of all reductions	.81%	.80%	.81%	.79%	.78%
Net investment income (loss)	1.15%	1.10%	1.21%	1.42%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$234	$317	$377	$397	$318
Portfolio turnover rateG	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.62	$10.69	$10.66	$10.85
Income from Investment Operations
Net investment income (loss)A	.126	.121	.134	.157	.162
Net realized and unrealized gain (loss)	.087	(.188)	(.049)	.046	(.180)
Total from investment operations	.213	(.067)	.085	.203	(.018)
Distributions from net investment income	(.126)	(.121)	(.134)	(.157)	(.162)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.133)	(.123)	(.155)	(.173)	(.172)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.43	$10.62	$10.69	$10.66
Total ReturnC,D	2.04%	(.65)%	.80%	1.91%	(.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.77%	.76%	.75%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.76%	.75%
Expenses net of all reductions	.76%	.77%	.77%	.75%	.75%
Net investment income (loss)	1.19%	1.14%	1.25%	1.46%	1.50%
Supplemental Data
Net assets, end of period (in millions)	$17	$20	$22	$25	$24
Portfolio turnover rateG	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.62	$10.69	$10.66	$10.84
Income from Investment Operations
Net investment income (loss)A	.043	.038	.050	.072	.077
Net realized and unrealized gain (loss)	.087	(.188)	(.049)	.046	(.169)
Total from investment operations	.130	(.150)	.001	.118	(.092)
Distributions from net investment income	(.043)	(.038)	(.050)	(.072)	(.078)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.050)	(.040)	(.071)	(.088)	(.088)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.43	$10.62	$10.69	$10.66
Total ReturnC,D	1.24%	(1.42)%	.01%	1.11%	(.86)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.55%	1.55%	1.54%	1.54%
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.54%	1.54%
Expenses net of all reductions	1.55%	1.55%	1.55%	1.54%	1.53%
Net investment income (loss)	.41%	.35%	.47%	.67%	.72%
Supplemental Data
Net assets, end of period (in millions)	$40	$53	$63	$65	$71
Portfolio turnover rateG	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.63	$10.69	$10.66	$10.85
Income from Investment Operations
Net investment income (loss)A	.157	.152	.164	.186	.191
Net realized and unrealized gain (loss)	.087	(.198)	(.039)	.046	(.180)
Total from investment operations	.244	(.046)	.125	.232	.011
Distributions from net investment income	(.157)	(.152)	(.164)	(.186)	(.191)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.164)	(.154)	(.185)	(.202)	(.201)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.43	$10.63	$10.69	$10.66
Total ReturnC	2.35%	(.45)%	1.18%	2.19%	.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	.47%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.47%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.47%	.48%	.48%	.48%	.48%
Net investment income (loss)	1.49%	1.43%	1.54%	1.73%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$2,740	$2,779	$3,058	$3,225	$3,168
Portfolio turnover rateF	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.44	$10.63	$10.70	$10.67	$10.85
Income from Investment Operations
Net investment income (loss)A	.149	.145	.156	.179	.184
Net realized and unrealized gain (loss)	.077	(.188)	(.048)	.046	(.169)
Total from investment operations	.226	(.043)	.108	.225	.015
Distributions from net investment income	(.149)	(.145)	(.157)	(.179)	(.185)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.156)	(.147)	(.178)	(.195)	(.195)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.44	$10.63	$10.70	$10.67
Total ReturnC	2.17%	(.42)%	1.02%	2.12%	.14%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.55%	.55%	.55%	.54%
Expenses net of fee waivers, if any	.54%	.55%	.55%	.55%	.54%
Expenses net of all reductions	.54%	.54%	.55%	.54%	.54%
Net investment income (loss)	1.42%	1.36%	1.47%	1.67%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$327	$297	$276	$263	$207
Portfolio turnover rateF	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Limited Term Municipal Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, market discount, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,218
Gross unrealized depreciation	(15,789)
Net unrealized appreciation (depreciation)	$8,429
Tax Cost	$3,253,067

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$432
Net unrealized appreciation (depreciation) on securities and other investments	$8,429

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$49,775	$53,929
Long-term Capital Gains	2,284	727
Total	$52,059	$ 54,656

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,019,018 and $1,327,158, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$681	$108
Class M	-%	.25%	46	–
Class C	.75%	.25%	464	24
			$1,191	$132

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$56
Class M	3
Class C(a)	3
$62

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$475.17
Class M	24.13
Class C	78.17
Limited Term Municipal Income	2,326.08
Class I	509.16
	$3,412

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$3,137	$4,046
Class M	217	246
Class B	–	1
Class C	188	217
Limited Term Municipal Income	41,725	45,375
Class I	4,508	4,044
Total	$49,775	$53,929
From net realized gain
Class A	$164	$65
Class M	12	4
Class C	28	11
Limited Term Municipal Income	1,861	588
Class I	219	59
Total	$2,284	$727

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	6,469	13,917	$68,276	$148,531
Reinvestment of distributions	291	351	3,075	3,741
Shares redeemed	(14,837)	(19,410)	(156,574)	(206,381)
Net increase (decrease)	(8,077)	(5,142)	$(85,223)	$(54,109)
Class M
Shares sold	265	682	$2,798	$7,226
Reinvestment of distributions	21	22	219	235
Shares redeemed	(553)	(874)	(5,829)	(9,260)
Net increase (decrease)	(267)	(170)	$(2,812)	$(1,799)
Class B
Shares sold	–	3	$–	$28
Reinvestment of distributions	–	–(a)	–	1
Shares redeemed	–	(30)	–	(317)
Net increase (decrease)	–	(27)	$–	$(288)
Class C
Shares sold	368	961	$3,894	$10,252
Reinvestment of distributions	18	18	187	188
Shares redeemed	(1,645)	(1,887)	(17,354)	(20,039)
Net increase (decrease)	(1,259)	(908)	$(13,273)	$(9,599)
Limited Term Municipal Income
Shares sold	69,026	91,180	$727,315	$970,470
Reinvestment of distributions	3,031	3,156	31,978	33,582
Shares redeemed	(77,778)	(115,740)	(819,524)	(1,224,234)
Net increase (decrease)	(5,721)	(21,404)	$(60,231)	$(220,182)
Class I
Shares sold	15,546	15,767	$164,081	$167,805
Reinvestment of distributions	383	311	4,047	3,311
Shares redeemed	(13,255)	(13,673)	(139,853)	(145,007)
Net increase (decrease)	2,674	2,405	$28,275	$26,109

 (a) In the amount of less than five-hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	.80%
Actual		$1,000.00	$1,001.70	$4.04
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class M	.75%
Actual		$1,000.00	$1,001.90	$3.78
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class C	1.53%
Actual		$1,000.00	$998.00	$7.71
Hypothetical-C		$1,000.00	$1,017.49	$7.78
Limited Term Municipal Income	.46%
Actual		$1,000.00	$1,003.40	$2.32
Hypothetical-C		$1,000.00	$1,022.89	$2.35
Class I	.54%
Actual		$1,000.00	$1,002.10	$2.73
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Limited Term Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Limited Term Municipal Income Fund
Class A	02/12/18	02/09/18	$0.002
Class M	02/12/18	02/09/18	$0.002
Class C	02/12/18	02/09/18	$0.002
Fidelity Limited Term Municipal Income Fund	02/12/18	02/09/18	$0.002
Class I	02/12/18	02/09/18	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2017, $2,718,202, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends were free from federal income tax, and 8.40% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because these classes are primarily comprised of omnibus assets, which are charged a flat asset-based transfer agent fee that is generally higher than the effective transfer agent fee rate for the retail class, which has a lower percentage of omnibus assets. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASTM-ANN-0218
1.796592.114

Fidelity® Limited Term Municipal Income Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Limited Term Municipal Income Fund	2.35%	1.07%	2.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,550	Fidelity® Limited Term Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Mark Sommer, Cormac Cullen and Kevin Ramundo:  For calendar year 2017, most of the fund’s share classes gained slightly more than 2%, outpacing, net of fees, the 1.90% return of the Bloomberg Barclays 1-6 Year Municipal Bond Index. Overweighting bonds issued by Chicago Public Schools and the state of Illinois added value, as these were among the best performers in the muni market in 2017. Our yield curve positioning also helped relative performance. We ventured outside the benchmark's maturity range into bonds seven years and longer, while underweighting bonds in the two-year range. As we expected, bonds longer than seven years outperformed and two-year securities, whose yields rose the most on a relative basis. Our larger-than-benchmark exposure to lower-rated investment-grade securities added value as well. Disappointments were limited to our underweighting in general obligation bonds backed by California, a decision that modestly detracted. These bonds, which we felt we expensive to begin with, only became more so as they continued to appreciate in response to the state’s extraordinary financial performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2017

% of fund's net assets
New York	12.8
Illinois	11.1
Texas	10.6
Florida	9.4
New Jersey	8.2

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	46.8
Transportation	16.1
Health Care	10.0
Electric Utilities	7.2
Escrowed/Pre-Refunded	3.8

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	8.0%
AA,A	55.0%
BBB	14.6%
BB and Below	0.9%
Not Rated	4.3%
Short-Term Investments and Net Other Assets	17.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 82.8%
	Principal Amount (000s)	Value (000s)
Alabama - 0.7%
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	600	672
5% 3/1/23	850	971
5% 3/1/24	1,250	1,455
5% 3/1/25	1,250	1,479
Series 2016 B:
5% 3/1/22	1,000	1,120
5% 3/1/24	1,000	1,164
5% 3/1/25	1,500	1,775
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	4,510	4,488
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/20	2,890	3,050
5% 3/1/21	500	540
5% 3/1/22	3,215	3,543
5% 3/1/25	1,500	1,730

TOTAL ALABAMA		21,987

Alaska - 0.7%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,183
5% 9/1/22	1,200	1,363
Series B:
5% 9/1/18	3,685	3,770
5% 9/1/20	2,000	2,170
5% 9/1/22	1,425	1,618
Series C:
5% 9/1/18	1,000	1,023
5% 9/1/19	2,150	2,267
5% 9/1/20	1,260	1,367
5% 9/1/22	1,000	1,136
Series D:
5% 9/1/19	3,895	4,107
5% 9/1/20	2,000	2,170

TOTAL ALASKA		22,174

Arizona - 3.0%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	515
5% 12/1/19	615	651
5% 12/1/20	820	891
5% 12/1/21	1,105	1,229
5% 12/1/22	800	910
5% 12/1/23	1,000	1,159
5% 12/1/24	1,500	1,770
Arizona State Trans. Board Series 2016:
5% 7/1/24	5,000	5,950
5% 7/1/25	5,000	6,047
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18 (Escrowed to Maturity)	1,000	1,026
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,481
Glendale Gen. Oblig.:
Series 2015:
4% 7/1/19 (FSA Insured)	600	620
5% 7/1/22 (FSA Insured)	1,000	1,133
Series 2017:
5% 7/1/21	2,965	3,281
5% 7/1/22	3,395	3,834
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	829
5% 7/1/22 (FSA Insured)	1,170	1,323
5% 7/1/23 (FSA Insured)	1,395	1,613
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/25	4,780	5,681
5% 1/1/26	10,720	12,909
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	1,325	1,342
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	932
4% 7/1/20	1,360	1,436
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 1.22%, tender 2/1/18 (a)(b)	18,400	18,399
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,460
5% 12/1/22	2,470	2,809
5% 12/1/23	3,425	3,976
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,389
Series 2012 A:
5% 7/1/18	825	840
5% 7/1/19	1,550	1,629
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.) Series 2017 B, 4% 10/1/23(c)	4,000	4,020
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011, 5% 7/1/18 (Escrowed to Maturity)	3,365	3,422

TOTAL ARIZONA		101,506

California - 3.7%
Alameda Corridor Trans. Auth. Rev.:
Series 2004:
0% 10/1/19	3,335	3,245
0% 10/1/19	265	254
Series 2013 A, 5% 10/1/22	2,190	2,519
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	5,190	5,439
Series B, 2.85%, tender 4/1/25 (a)	4,245	4,441
Series C, 2.1%, tender 4/1/22 (a)	3,960	3,984
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (a)	15,600	15,908
5.25% 9/1/22	1,570	1,813
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 1.22%, tender 8/1/23 (a)(b)(c)	14,900	14,893
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,797
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,129
(Univ. Proj.) Series 2011 B, 5% 10/1/19 (Escrowed to Maturity)	1,490	1,579
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/19	5,000	5,296
5% 10/1/20	2,525	2,747
Series 2012 A, 5% 4/1/21	3,245	3,575
Series 2012 G, 5% 11/1/22	1,250	1,431
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/19	4,100	4,364
Series 2012 C, 5% 6/1/21	1,820	2,014
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 4% 6/1/21	3,500	3,766
Series 2017 A1:
5% 6/1/21	1,230	1,343
5% 6/1/22	1,725	1,919
5% 6/1/23	1,970	2,227
5% 6/1/24	1,110	1,273
Series A, 0% 6/1/24 (AMBAC Insured)	3,465	2,987
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 4.625% 3/1/18	1,500	1,508
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,034
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,171
Palomar Health Rev. Series 2016:
5% 11/1/23	2,000	2,259
5% 11/1/24	2,000	2,292
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (b)	2,500	2,756
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,574
5% 9/1/24 (FSA Insured)	2,300	2,735
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A, 5% 6/1/18	6,470	6,565
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5% 8/1/18	8,000	8,160
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,631
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,053

TOTAL CALIFORNIA		123,681

Colorado - 1.0%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,285	5,797
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,500	5,197
Series 2014 A, 5% 6/1/23	3,860	4,457
Denver City & County Arpt. Rev. Series 2017 A, 5% 11/15/19 (b)	2,575	2,723
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,420	1,405
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,320	8,064
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,835	2,682
Series 2015 A:
5% 9/1/19	1,000	1,052
5% 9/1/20	1,000	1,078

TOTAL COLORADO		32,455

Connecticut - 1.7%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	3,470	3,489
Series 2012 C, 5% 6/1/21	23,420	25,563
Series 2016 A:
4% 3/15/18	13,900	13,966
5% 3/15/26	1,970	2,314
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	4,990	5,211
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	5,740
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/23 (FSA Insured)	900	1,021
5% 8/15/25 (FSA Insured)	1,000	1,169

TOTAL CONNECTICUT		58,473

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,657
5% 1/1/21	2,000	2,182

TOTAL DELAWARE, NEW JERSEY		4,839

District Of Columbia - 0.7%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	2,260	2,513
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (b)	6,325	7,198
Series 2014 A, 5% 10/1/23 (b)	445	516
Series 2017 A:
5% 10/1/26 (b)	6,700	8,131
5% 10/1/27 (b)	5,000	6,133

TOTAL DISTRICT OF COLUMBIA		24,491

Florida - 9.4%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,109
Series 2015 C:
5% 7/1/21	650	721
5% 7/1/22	3,725	4,224
5% 7/1/23	3,000	3,480
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,115
Series A:
5% 10/1/22 (b)	3,000	3,394
5% 10/1/23 (b)	4,020	4,652
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,250	3,672
Series 2012 A, 5% 7/1/19	7,000	7,337
Series 2015 A:
5% 7/1/19	2,100	2,201
5% 7/1/20	4,000	4,318
5% 7/1/21	4,500	4,986
5% 7/1/22	3,500	3,951
5% 7/1/23	2,750	3,166
5% 7/1/24	1,320	1,545
Series 2015 B:
5% 7/1/19	2,000	2,096
5% 7/1/20	3,000	3,239
5% 7/1/21	6,255	6,930
5% 7/1/22	4,590	5,181
5% 7/1/23	2,750	3,166
5% 7/1/24	1,145	1,340
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/18	2,540	2,576
Series 2012 A1, 5% 6/1/18	1,550	1,572
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/18	685	707
5% 12/1/19	1,820	1,936
5% 12/1/20	1,000	1,094
Florida Board of Ed. Lottery Rev. Series 2016 B, 5% 7/1/24	10,020	11,943
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/18	1,790	1,793
5% 2/1/19	1,450	1,483
5% 2/1/20	2,025	2,111
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,156
5% 10/1/22	2,000	2,295
5% 10/1/23	1,270	1,486
5% 10/1/24	2,000	2,373
5% 10/1/25	1,750	2,097
5% 10/1/26	2,000	2,372
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	2,924
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 C:
5% 10/1/19	1,705	1,804
5% 10/1/20	1,000	1,088
Series 2017 A:
5% 10/1/25 (b)	1,000	1,188
5% 10/1/26 (b)	2,000	2,396
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,512
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	2,020	2,300
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,008
5% 7/1/22	2,000	2,254
5% 7/1/23	2,000	2,304
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,088
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,323
5% 10/1/20	2,000	2,175
5% 10/1/21	2,000	2,231
5% 10/1/22	1,000	1,143
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,300	1,549
Miami-Dade County Aviation Rev.:
Series 2010, 5% 10/1/22	1,740	1,888
Series 2017 B, 5% 10/1/20 (b)	2,120	2,298
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,097
5% 7/1/20	1,000	1,079
5% 7/1/21	2,000	2,216
5% 7/1/22	2,000	2,263
5% 7/1/23	2,000	2,285
Series 2014 A, 5% 7/1/24	625	737
Series 2014 B:
5% 7/1/22	1,500	1,697
5% 7/1/23	3,250	3,760
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,450
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,297
5% 11/1/21	6,275	6,990
5% 11/1/22	2,915	3,318
5% 11/1/23	7,650	8,861
Series 2015 A:
5% 5/1/19	1,000	1,042
5% 5/1/20	2,095	2,246
5% 5/1/21	4,000	4,401
5% 5/1/22	3,720	4,189
5% 5/1/23	6,500	7,449
Series 2015 B, 5% 5/1/24	29,560	34,480
Series 2016 A, 5% 8/1/27	5,560	6,675
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,312
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	1,245	1,318
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/18	1,500	1,531
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,050
Orlando Utils. Commission Util. Sys. Rev. Series 2011 B:
5% 10/1/18	2,250	2,309
5% 10/1/19	2,325	2,462
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,033
5% 12/1/20	1,425	1,535
5% 12/1/21	1,500	1,652
5% 12/1/23	195	222
5% 12/1/24	390	451
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,625	4,788
4% 8/1/21	4,040	4,339
5% 8/1/19	3,000	3,152
5% 8/1/21	5,300	5,875
5% 8/1/22	1,000	1,136
Series 2015 B:
5% 8/1/19	2,735	2,874
5% 8/1/20	1,750	1,892
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,281
5% 10/1/19	1,100	1,159
5% 10/1/20	1,000	1,085
5% 10/1/21	1,000	1,111
5% 10/1/22	1,000	1,136
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011, 5% 10/1/19 (b)	2,025	2,139
5% 10/1/18 (b)	2,745	2,815
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	1,000	1,195
5% 7/1/26	1,140	1,382
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,000	1,103
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,503
5% 10/1/18 (Escrowed to Maturity)	2,260	2,319
Series 2011, 5% 10/1/19	5,590	5,919
Tampa Bay Wtr. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,370	1,602
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	1,945
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	500	510
5% 8/1/19	310	326

TOTAL FLORIDA		316,283

Georgia - 2.1%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,123
5% 1/1/23	1,000	1,150
5% 1/1/24	1,150	1,352
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	10,000	9,892
2.2%, tender 4/2/19 (a)	9,700	9,694
Fulton County Wtr. & Swr. Rev. Series 2011, 5% 1/1/19	4,000	4,140
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,053
(Prerefunded Proj.) Series 2008 D:
5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	11,020	11,248
5.75% 1/1/20 (Pre-Refunded to 7/1/18 @ 100)	2,630	2,684
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19	3,870	3,951
5.75% 1/1/20	925	945
Series GG:
5% 1/1/20	675	716
5% 1/1/21	1,670	1,818
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,584
5% 10/1/22	1,000	1,128
5% 10/1/23	2,420	2,779
Series R, 5% 10/1/21	5,000	5,529
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,715	4,700
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,335	3,622
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5% 1/1/18 (Escrowed to Maturity)	1,530	1,530

TOTAL GEORGIA		71,638

Hawaii - 0.6%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (b)	4,000	4,201
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/24	1,225	1,458
5% 9/1/25	3,000	3,639
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (b)	1,400	1,474
5% 8/1/20 (b)	3,050	3,292
5% 8/1/21 (b)	550	609
5% 8/1/22 (b)	2,075	2,343
5% 8/1/23 (b)	1,470	1,696

TOTAL HAWAII		18,712

Illinois - 10.7%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000	8,768
Series 2008 C:
5.25% 12/1/23	7,665	7,747
5.25% 12/1/24	955	965
Series 2009 D, 5% 12/1/18 (Escrowed to Maturity)	2,335	2,409
Series 2010 F, 5% 12/1/20	760	793
Series 2017 C:
5% 12/1/26	485	518
5% 12/1/27	2,830	3,019
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999:
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	3,000
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	9,577
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	13,967
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	664
5% 1/1/21	400	436
5% 1/1/23	2,500	2,852
5% 1/1/22	5,000	5,577
5% 1/1/23	5,900	6,731
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	255
5% 1/1/20	300	312
5% 1/1/21	400	423
5% 1/1/22	300	321
5% 1/1/23	535	580
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/21	1,400	1,527
Series 2012 B, 5% 1/1/21 (b)	4,605	5,007
Series 2013 A, 5% 1/1/18 (b)	1,600	1,600
Series 2013 B, 5% 1/1/22	4,000	4,475
Series 2013 D, 5% 1/1/22	3,220	3,602
Series 2017 D, 5% 1/1/27 (b)	1,505	1,816
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
4% 6/1/19	2,815	2,896
5% 6/1/20	2,485	2,662
5% 6/1/21	2,355	2,579
5% 6/1/25	1,250	1,457
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,351
5% 1/1/23	1,200	1,327
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,032
Series 2010 A, 5.25% 11/15/22	4,960	5,391
Series 2011 A, 5.25% 11/15/22	1,000	1,112
Series 2012 C:
5% 11/15/19	3,200	3,378
5% 11/15/20	7,210	7,822
5% 11/15/21	5,585	6,183
5% 11/15/22	1,290	1,450
Series 2014 A:
5% 11/15/20	1,000	1,085
5% 11/15/21	500	554
5% 11/15/22	1,355	1,523
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	10,000	10,025
Illinois Fin. Auth. Rev.:
( Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,685	1,973
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	2,650	2,790
(Trinity Health Proj.) Series 2011, 5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	495	555
Bonds:
Series 2017 B, 5%, tender 12/15/22 (a)	2,890	3,294
Series E, 2.25%, tender 4/29/22 (a)	22,930	23,118
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	2,065	2,143
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,135	1,273
Series 2012 A, 5% 5/15/23	1,300	1,456
Series 2012:
5% 9/1/18	1,160	1,178
5% 9/1/19	1,115	1,156
5% 9/1/20	1,470	1,554
5% 9/1/21	2,045	2,200
5% 9/1/22	3,530	3,861
Series 2015 A:
5% 11/15/22	500	566
5% 11/15/24	1,525	1,772
5% 11/15/25	1,950	2,299
5% 11/15/26	2,000	2,342
Series 2015 B:
5% 11/15/20	1,650	1,786
5% 11/15/24	1,955	2,287
Series 2016 A:
5% 8/15/20	500	529
5% 2/15/21	750	819
5% 8/15/21	700	754
5% 2/15/23	1,000	1,137
5% 8/15/23	1,500	1,667
5% 8/15/24	2,185	2,459
Series 2016 C:
5% 2/15/20	5,080	5,352
5% 2/15/22	2,640	2,893
5% 2/15/23	4,500	5,014
5% 2/15/24	5,335	6,032
Series 2016:
5% 7/1/22	2,960	3,360
5% 5/15/25	500	585
5% 5/15/26	1,000	1,185
5% 5/15/27	1,250	1,451
Series 2017:
5% 1/1/23	1,500	1,722
5% 1/1/25	2,310	2,764
5% 1/1/27	2,000	2,471
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	1,600	1,691
Series 2012 A, 4% 1/1/23	1,275	1,292
Series 2012:
5% 3/1/19	5,500	5,643
5% 8/1/19	2,660	2,750
5% 8/1/20	6,900	7,236
5% 8/1/21	2,415	2,556
5% 8/1/22	5,800	6,190
Series 2013:
5% 7/1/21	6,500	6,873
5% 7/1/22	10,780	11,498
Series 2014:
5% 4/1/18	10,000	10,064
5% 2/1/22	3,000	3,185
5% 4/1/23	2,215	2,373
5% 2/1/25	2,325	2,501
Series 2016:
5% 11/1/20	2,360	2,485
5% 1/1/26	2,200	2,404
5% 2/1/26	10,760	11,760
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,205	1,377
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	1,350	1,456
5% 7/1/21	1,350	1,490
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,820	4,105
0% 1/15/25	5,025	4,150
0% 1/15/26	3,775	3,019
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/19	2,285	2,367
5% 2/1/20	2,275	2,427
5% 2/1/23	2,225	2,546
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/22	10,000	11,064

TOTAL ILLINOIS		359,067

Indiana - 2.2%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	793
5% 8/15/23	1,000	1,157
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/20	650	691
5% 3/1/21	1,225	1,336
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	898
5% 10/1/22	1,600	1,819
Series 2014 A:
5% 10/1/20	375	406
5% 10/1/21	380	422
5% 10/1/22	675	767
Series 2015 A:
5% 10/1/24	1,495	1,758
5% 10/1/25	1,625	1,933
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,519
5% 1/1/20	1,250	1,330
Indianapolis Local Pub. Impt. Series 2016:
5% 1/1/21 (b)	2,750	3,000
5% 1/1/23 (b)	1,985	2,252
5% 1/1/24 (b)	2,775	3,189
5% 1/1/25 (b)	2,910	3,401
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,024
4% 1/15/20	1,345	1,401
4% 1/15/21	1,250	1,325
5% 7/15/19	1,680	1,762
5% 7/15/20	1,170	1,259
5% 7/15/21	1,000	1,103
Purdue Univ. Rev. Series Z-1, 5% 7/1/18	1,500	1,527
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (a)	8,500	8,494
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,255	4,660
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(b)	21,985	24,962

TOTAL INDIANA		74,188

Kansas - 0.3%
Johnson City Usd # 232 Series 2015 A, 5% 9/1/22	1,560	1,781
Johnson County Unified School District # 233 Series 2016 B, 5% 9/1/23	1,460	1,698
Wichita Hosp. Facilities Rev. Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,317
5% 11/15/20 (Escrowed to Maturity)	2,745	2,994
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	500	568
5% 9/1/23	725	841
5% 9/1/25	800	955

TOTAL KANSAS		11,154

Kentucky - 0.8%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	1,360	1,541
5% 2/1/25	1,000	1,149
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	9,000	9,112
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,410	1,491
5% 6/1/22	1,560	1,712
5% 6/1/24	1,690	1,907
Kentucky State Property & Buildings Commission Rev. (Kentucky St Proj.) Series D, 5% 5/1/21	1,000	1,095
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	7,510	7,483

TOTAL KENTUCKY		25,490

Louisiana - 2.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	9,768
5% 6/1/21 (FSA Insured)	5,000	5,503
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,515	1,722
Series 2014 D1, 5% 12/1/22	1,305	1,495
Series 2015, 5% 5/1/18	1,075	1,088
Series 2016 B:
5% 8/1/22	14,095	16,022
5% 8/1/23	6,250	7,267
Series 2016 D:
5% 9/1/22	6,360	7,244
5% 9/1/24	7,030	8,329
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,660
5% 7/1/22	1,000	1,134
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (b)	305	347
5% 1/1/24 (b)	200	232
5% 1/1/25 (b)	200	236
5% 1/1/26 (b)	500	597
Series 2017 D2:
5% 1/1/23 (b)	400	455
5% 1/1/24 (b)	750	870
5% 1/1/25 (b)	500	589
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,047
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/18	2,275	2,305
5% 5/15/23	4,500	5,171

TOTAL LOUISIANA		75,081

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,668
5% 7/1/22	1,850	2,110
5% 7/1/24	2,350	2,792

TOTAL MAINE		7,570

Maryland - 3.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/23	3,135	3,647
5% 7/1/24	3,290	3,906
5% 7/1/25	3,455	4,168
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
4% 6/1/19	2,400	2,462
4% 6/1/20	2,960	3,078
5% 6/1/21	1,640	1,773
5% 6/1/22	1,750	1,918
Maryland Gen. Oblig.:
Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	5,605
Series 2017 B, 5% 8/1/25	33,300	40,684
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds Series 2013 A, 1 month U.S. LIBOR + 0.600% 1.512%, tender 1/2/18 (a)(d)	7,100	7,101
Series 2015:
5% 7/1/19	400	417
5% 7/1/22	900	1,008
5% 7/1/23	1,000	1,140
5% 7/1/24	2,000	2,316
5% 7/1/25	1,770	2,077
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20 (Pre-Refunded to 7/1/19 @ 100)	16,000	16,793
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	870	873
3% 11/1/25	640	643

TOTAL MARYLAND		99,609

Massachusetts - 1.8%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,343
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2016 A, 5% 7/15/22	1,270	1,453
Series 2016 I:
5% 7/1/21	500	550
5% 7/1/22	600	675
5% 7/1/23	675	775
5% 7/1/24	550	642
5% 7/1/25	500	592
5% 7/1/26	1,000	1,194
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (b)	4,725	4,943
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	32,000	31,423
Series 2016 B, 5% 7/1/22	1,725	1,967
Series C, 5.5% 12/1/22	4,255	5,001
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (b)	3,070	3,594
5% 7/1/25 (b)	1,140	1,352
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,669

TOTAL MASSACHUSETTS		60,173

Michigan - 3.6%
Clarkston Cmnty. Schools 5% 5/1/22	1,670	1,886
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 1.495% 7/1/32 (a)(d)	4,070	3,808
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,277
5% 5/1/20	2,635	2,827
5% 5/1/21	2,150	2,370
5% 5/1/22	1,850	2,089
Grand Rapids Pub. Schools:
Series 2016, 4% 5/1/18 (FSA Insured)	1,950	1,965
5% 5/1/23 (FSA Insured)	1,305	1,503
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	1,000	1,117
5% 5/15/24	550	636
5% 5/15/25	650	761
5% 5/15/26	625	741
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,287
5% 11/15/19	1,000	1,061
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	1,000	1,129
5% 4/15/23	1,350	1,559
5% 4/15/24	1,480	1,744
Michigan Fin. Auth. Rev.:
Bonds 1.1%, tender 8/15/19 (a)	4,250	4,201
Series 2012 A, 5% 6/1/18 (Escrowed to Maturity)	2,430	2,465
Series 2015 A:
5% 8/1/22	2,400	2,720
5% 8/1/23	3,800	4,390
Michigan Gen. Oblig. Series 2016:
5% 3/15/20	3,330	3,563
5% 3/15/21	1,000	1,098
5% 3/15/22	2,330	2,619
5% 3/15/23	4,000	4,594
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,190	1,209
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,615	3,672
Series 1999:
0.95%, tender 2/1/18 (a)	130	130
0.95%, tender 2/1/18 (a)	3,865	3,863
Series 2005 A4, 1.625%, tender 11/1/19 (a)	7,405	7,376
Series 2010 F3, 1.4%, tender 6/29/18 (a)	1,900	1,899
Series 2010 F4, 1.95%, tender 4/1/20 (a)	6,545	6,556
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	7,195	7,121
Portage Pub. Schools Series 2016:
5% 5/1/23	2,035	2,343
5% 11/1/23	1,365	1,589
5% 5/1/24	1,920	2,258
5% 11/1/24	2,000	2,371
5% 5/1/25	1,125	1,342
5% 11/1/25	1,220	1,467
5% 5/1/26	1,700	2,056
5% 11/1/26	1,180	1,435
5% 11/1/28	1,005	1,206
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,664
5% 9/1/23	500	579
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,399
5% 11/1/19	2,775	2,934
5% 5/1/20	3,630	3,894
5% 11/1/20	1,745	1,898
5% 5/1/21	4,110	4,530

TOTAL MICHIGAN		119,201

Minnesota - 0.6%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,125
5% 1/1/23	1,000	1,148
Series 2014 B:
5% 1/1/21 (b)	2,290	2,491
5% 1/1/22 (b)	2,000	2,233
5% 1/1/23 (b)	1,000	1,137
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	3,015	3,465
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,185	1,324
5% 1/1/23	1,140	1,299
5% 1/1/24	1,595	1,850
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,124
5% 1/1/23	1,500	1,721
5% 1/1/24	1,000	1,175

TOTAL MINNESOTA		20,092

Mississippi - 0.0%
Mississippi Hosp. Equip. & Facilities Auth. Bonds (Baptist Memorial Health Care Proj.) Series 2004 B2, 1.55%, tender 1/9/18 (a)(c)	1,000	1,000
Missouri - 0.2%
Cape Girardeau County Indl. Dev. Auth.:
( Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/19	300	310
5% 3/1/20	325	343
5% 3/1/21	400	430
5% 3/1/24	700	788
5% 3/1/25	725	827
5% 3/1/26	1,000	1,151
(Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/22	600	656
5% 3/1/23	1,000	1,110
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	778

TOTAL MISSOURI		6,393

Nebraska - 0.0%
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,100
Nevada - 1.6%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (b)	4,000	4,506
Series 2017 C, 5% 7/1/21 (b)	7,960	8,725
Clark County School District Series 2016 A:
5% 6/15/21	1,505	1,661
5% 6/15/23	1,315	1,516
Humboldt County Nev Poll. Cont. Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.25%, tender 6/3/19 (a)	2,000	1,981
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 3% 6/1/18	1,020	1,027
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	12,717
Series 2012 B, 5% 8/1/20	2,230	2,415
Series 2013 D1:
5% 3/1/23	4,500	5,204
5% 3/1/24	2,700	3,125
Washoe County Gas & Wtr. Facilities Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 B, 3%, tender 6/1/22 (a)	5,300	5,471
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	6,125	6,070

TOTAL NEVADA		54,418

New Hampshire - 0.4%
New Hampshire Health & Ed. Facilities Auth.:
Series 2017 A, 5.25% 7/1/27 (c)	200	206
Series 2017 B, 4.125% 7/1/24 (c)	1,010	1,021
Series 2017 C, 3.5% 7/1/22 (c)	335	337
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern Med. Ctr. Proj.) Series 2016, 3% 10/1/21	1,405	1,443
Series 2012:
4% 7/1/20	2,705	2,828
4% 7/1/21	1,520	1,615
Series 2016:
5% 10/1/21	1,250	1,369
5% 10/1/23	1,675	1,896
New Hampshire Tpk. Sys. Rev. Series 2012 B, 5% 2/1/18	2,500	2,507

TOTAL NEW HAMPSHIRE		13,222

New Jersey - 6.3%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,100	3,286
5% 2/15/21	2,500	2,717
5% 2/15/22	2,500	2,779
5% 2/15/23	2,830	3,204
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	1,000	1,078
5% 6/1/23 (FSA Insured)	1,255	1,427
5% 6/1/24 (FSA Insured)	1,000	1,152
Series 2005 K, 5.5% 12/15/19	8,030	8,514
Series 2011 EE:
5% 9/1/20	1,350	1,433
5% 9/1/20 (Escrowed to Maturity)	3,650	3,958
Series 2012 II:
5% 3/1/21	6,800	7,268
5% 3/1/22	6,290	6,835
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	8,487
Series 2013, 5% 3/1/23	6,000	6,624
Series 2014 PP, 5% 6/15/19	17,000	17,628
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017 5% 10/1/26 (b)	2,130	2,386
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	11,000	11,647
5% 6/15/21	11,000	11,828
Series 2016 A:
4% 7/1/18	3,585	3,617
5% 7/1/21	2,200	2,388
5% 7/1/22	6,300	6,971
5% 7/1/23	3,390	3,819
5% 7/1/24	7,915	9,054
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/19	1,500	1,562
5% 7/1/21	175	191
5% 7/1/22	175	196
5% 7/1/23	610	693
5% 7/1/24	1,225	1,423
5% 7/1/24	1,005	1,158
5% 7/1/24	485	559
5% 7/1/25	525	612
5% 7/1/26	175	206
5% 7/1/27	260	303
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011, 5% 12/1/18 (b)	2,690	2,763
Series 2013:
5% 12/1/18 (b)	6,000	6,163
5% 12/1/19 (b)	3,850	4,048
Series 2017 1A:
5% 12/1/22 (b)	765	852
5% 12/1/23 (b)	1,975	2,237
Series 2017 1B, 5% 12/1/21 (b)	815	892
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C, 0.007% x 1 month U.S. LIBOR 1.413%, tender 1/1/21 (a)(d)	10,720	10,706
Series 2013 A:
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	3,980	4,533
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	365	415
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.293% 1/1/21 (a)(d)	1,195	1,191
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	3,870	4,075
Series 2012 AA, 5% 6/15/19	1,500	1,555
Series 2013 A:
5% 6/15/18	755	765
5% 12/15/19	6,455	6,766
5% 6/15/20	18,000	19,058
Series 2016 A, 5% 6/15/27	4,050	4,644
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,309

TOTAL NEW JERSEY		210,975

New Mexico - 0.5%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	11,025	10,985
Series 2011, 1.875%, tender 4/1/20 (a)	6,290	6,267

TOTAL NEW MEXICO		17,252

New York - 5.8%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	500	566
5% 7/1/24	1,850	2,177
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,118
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	669
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2016 B:
5% 9/1/25	2,800	3,352
5% 9/1/26	1,245	1,510
New York City Gen. Oblig. Series 2015 C, 5% 8/1/25	1,700	2,049
New York City Transitional Fin. Auth. Rev.:
Series 2012 A, 5% 11/1/20	4,500	4,912
Series B:
5% 11/1/20	4,255	4,517
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	1,695	1,797
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 4% 5/15/20	8,000	8,444
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,539
Series 2008 B2:
5% 11/15/19	6,185	6,560
5% 11/15/20	5,500	5,998
5% 11/15/21	4,000	4,474
Series 2012 B, 5% 11/15/22	2,000	2,290
Series 2012 D, 5% 11/15/18	2,515	2,590
Series 2012 E:
4% 11/15/19	1,750	1,824
4% 11/15/19 (Escrowed to Maturity)	2,250	2,347
5% 11/15/21	2,435	2,724
Series 2012 F, 5% 11/15/19	5,000	5,303
Series 2014 C, 5% 11/15/21	2,800	3,132
Series 2016 B, 5% 11/15/21	2,200	2,461
Series 2017 C, 4% 2/15/19	54,280	55,668
Series 2017 C-1, 4% 2/15/19	23,265	23,860
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	33,000	34,419
New York Urban Dev. Corp. Rev. Series 2017 A, 5% 3/15/22	1,295	1,465
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,545	2,900

TOTAL NEW YORK		194,665

North Carolina - 1.2%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/18	1,280	1,293
4% 6/1/20	1,000	1,051
5% 6/1/19	1,305	1,367
Mecklenburg County Pub. Facilities Corp.:
Series 2009, 5% 3/1/18	1,500	1,509
Series 2017, 5% 2/1/23	7,765	8,966
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/21	5,000	5,493
5% 3/1/22	3,660	4,124
5% 3/1/23	3,660	4,213
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010, 5% 6/1/18	3,820	3,873
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,610
5% 1/1/23	1,500	1,722

TOTAL NORTH CAROLINA		39,221

Ohio - 2.9%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	2,000	2,291
Allen County Hosp. Facilities Rev. Bonds Series 2017 B, 5%, tender 5/5/22 (a)	5,400	6,034
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 2/15/36 (e)	35,000	37,343
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,676
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	500	585
5% 1/1/20 (FSA Insured)	425	452
5% 1/1/22 (FSA Insured)	1,325	1,479
5% 1/1/24 (FSA Insured)	1,200	1,397
5% 1/1/25 (FSA Insured)	1,250	1,480
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,368
5% 6/15/23	1,855	2,077
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,860	3,343
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,024
5% 12/1/20	2,205	2,389
5% 12/1/21	2,045	2,266
Ohio Gen. Oblig. Series 2012 C, 5% 9/15/21	4,350	4,861
Ohio Hosp. Facilities Rev. Series 2017 A:
4% 1/1/20	2,420	2,528
5% 1/1/21	2,700	2,954
5% 1/1/22	1,700	1,907
5% 1/1/23	2,000	2,300
5% 1/1/24	1,730	2,031
5% 1/1/25	2,080	2,485
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/21	650	710
5% 2/15/22	1,100	1,231
5% 2/15/23	2,120	2,418
5% 2/15/24	1,640	1,909
5% 2/15/25	1,710	2,018
5% 2/15/26	1,250	1,496

TOTAL OHIO		98,052

Oklahoma - 0.4%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/27	1,740	2,089
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,600	2,926
Series 2004 A, 2.375% 12/1/21 (a)	1,350	1,385
Series 2012, 5% 2/15/21 (Escrowed to Maturity)	1,600	1,759
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,353

TOTAL OKLAHOMA		13,512

Oregon - 0.0%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	400	398
Pennsylvania - 1.8%
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,500	2,458
Series B, 1.8%, tender 8/15/22 (a)	3,320	3,266
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,014
4% 10/1/19	660	680
5% 10/1/20	1,260	1,350
5% 10/1/23	195	221
Mount Lebanon School District Series 2015, 4% 2/15/18	865	868
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,469
5% 3/1/19	2,310	2,397
5% 3/1/20	2,140	2,275
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 1/1/22	2,590	2,590
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 1.2%, tender 2/1/18 (a)(b)	5,300	5,299
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(b)	3,290	3,290
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	1,900	2,094
Series 2012, 5% 6/1/18	3,410	3,459
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	361
5% 12/1/21	275	309
5% 12/1/22	855	982
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	5,000	5,536
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/24	500	590
Series 2017 B, 5% 7/1/24 (b)	2,500	2,907
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	1,250	1,381
Philadelphia Gen. Oblig. Series 2011, 5.25% 8/1/18	5,515	5,630
Philadelphia Muni. Auth. Rev. Series 2013 A, 5% 11/15/18	3,430	3,530
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	325	382
5% 3/1/26 (FSA Insured)	265	315
5% 3/1/27 (FSA Insured)	255	306
5% 3/1/28 (FSA Insured)	250	299
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,014
5% 6/1/19	200	209
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,247

TOTAL PENNSYLVANIA		58,728

Rhode Island - 1.0%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A:
5% 5/15/18	1,000	1,011
5% 5/15/19	1,500	1,557
Series 2016:
5% 5/15/20	660	700
5% 5/15/22	2,000	2,211
5% 5/15/23	1,205	1,355
5% 5/15/24	2,350	2,680
5% 5/15/25	5,505	6,357
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev.:
(Providence Proj.) Series 2015 A, 3% 5/15/19	6,415	6,524
Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,144
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	4,040
5% 6/1/27	1,000	1,143

TOTAL RHODE ISLAND		34,722

South Carolina - 1.2%
Horry County School District (South Carolina Gen. Oblig. Proj.) Series 2016, 5% 3/1/23	3,965	4,594
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,065	2,336
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,257
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,620	3,031
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,128
5% 12/1/26	1,100	1,289
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	1,000	1,085
Series 2014 C:
5% 12/1/22	1,100	1,249
5% 12/1/23	5,000	5,784
Series 2015 C, 5% 12/1/18 (Escrowed to Maturity)	15,000	15,476

TOTAL SOUTH CAROLINA		41,229

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2011:
5% 9/1/18 (Escrowed to Maturity)	1,200	1,227
5% 9/1/19 (Escrowed to Maturity)	1,255	1,323
Series 2014 B:
4% 11/1/19	400	415
4% 11/1/20	625	661
4% 11/1/21	500	537
5% 11/1/22	375	426

TOTAL SOUTH DAKOTA		4,589

Tennessee - 0.1%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	1,670	1,943
5% 9/1/26	1,835	2,156

TOTAL TENNESSEE		4,099

Texas - 6.9%
Aledo Independent School District Series 2015, 0% 2/15/24	1,220	1,077
Allen Independent School District Series 2013, 4% 2/15/18	1,290	1,294
Austin Elec. Util. Sys. Rev. 0% 5/15/18	4,500	4,476
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,042
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	500	544
5% 1/1/22	1,500	1,669
5% 1/1/23	2,450	2,783
5% 1/1/24	3,370	3,895
5% 1/1/26	2,865	3,404
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	3,290	3,274
Series 2014 B3, 1.4%, tender 8/17/20 (a)	3,565	3,550
Series 2017 A1, 2%, tender 8/15/18 (a)	10,800	10,822
Dallas County Gen. Oblig. Series 2016:
5% 8/15/22	3,520	4,018
5% 8/15/23	3,000	3,504
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/19	2,000	2,119
5% 11/1/20	1,500	1,634
5% 11/1/21	3,000	3,350
5% 11/1/22	5,000	5,712
Series 2014 D, 5% 11/1/23 (b)	1,950	2,241
Dallas Independent School District Bonds:
Series 2016 B2, 4%, tender 2/15/18 (a)	3,970	3,981
Series 2016 B3, 5%, tender 2/15/19 (a)	6,000	6,213
Series 2016 B4, 5%, tender 2/15/20 (a)	7,000	7,498
Series 2016 B5, 5%, tender 2/15/21 (a)	8,000	8,788
Series 2016 B6, 5%, tender 2/15/22 (a)	10,000	11,184
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,643
Denton Independent School District Series 2016, 0% 8/15/25	1,645	1,399
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	2,695	2,754
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	1,815	1,811
Series D, 1.5%, tender 8/1/21 (a)	3,270	3,261
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	1,705	1,967
Fort Worth Independent School District Series 2015, 5% 2/15/22	1,615	1,818
Houston Arpt. Sys. Rev. Series 2012 A, 5% 7/1/23 (b)	2,000	2,236
Humble Independent School District Series 2016 B, 5% 2/15/22	4,060	4,571
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,180
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B, 5% 7/1/18	3,030	3,083
Mansfield Independent School District Series 2016, 5% 2/15/24	4,280	5,029
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,480	2,927
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	2,845	2,827
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,734
North Texas Tollway Auth. Rev. Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	8,500	8,500
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	6,080	6,100
2%, tender 6/1/21 (a)	12,130	12,154
Plano Independent School District:
Series 2016 A, 5% 2/15/22	7,430	8,375
5% 2/15/18	2,500	2,510
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,090
San Antonio Elec. & Gas Sys. Rev. Bonds Series 2015 B, 2%, tender 12/1/21 (a)	4,055	4,107
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,083
5% 9/15/21	1,000	1,111
5% 9/15/22	3,440	3,902
San Antonio Wtr. Sys. Rev. Series 2012, 4% 5/15/19	1,500	1,549
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	3,480	3,784
5% 10/1/21	3,000	3,339
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	831
5% 8/15/23	1,000	1,160
Series 2013:
4% 9/1/18	400	406
5% 9/1/19	655	689
5% 9/1/20	915	985
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,385	2,471
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,500	1,821
Series 2017 A, 5% 2/15/24	2,000	2,351
5.75% 7/1/18	945	964
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	12,885	13,717
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,585	1,857
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010 B, 5% 8/15/21	1,800	2,007
Series 2010, 5% 8/15/22	2,730	3,120
Series 2016 E, 5% 8/15/22	1,530	1,749

TOTAL TEXAS		230,044

Virginia - 1.2%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	641
5% 7/15/21	400	445
Commonwealth Trans. Board Grant Anticipation Rev. Series 2012 A, 5% 9/15/22 (Pre-Refunded to 3/15/22 @ 100)	2,200	2,482
Fairfax County Gen. Oblig. 5% 10/1/21	3,000	3,363
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,688
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,210	1,390
5% 6/15/25	1,000	1,167
5% 6/15/26	1,715	2,023
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2013 A, 5% 8/1/22	3,775	4,305
Series 2016 A, 5% 8/1/22	5,345	6,096
Virginia Pub. School Auth. School Fing. Series 2015 A, 5% 8/1/22	11,780	13,429
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	2,500	2,512

TOTAL VIRGINIA		40,541

Washington - 1.0%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,464
5% 1/1/21	1,865	2,040
Port of Seattle Rev. Series 2016 B:
5% 10/1/20 (b)	2,935	3,180
5% 10/1/21 (b)	2,780	3,079
5% 10/1/22 (b)	2,500	2,827
5% 10/1/23 (b)	3,030	3,489
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	1,800	1,917
4% 1/1/21	200	213
5% 1/1/21	1,770	1,936
Series 2017:
5% 1/1/22	800	900
5% 1/1/25	675	809
5% 1/1/26	400	488
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,088
Washington Health Care Facilities Auth. Rev. (Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,000	1,164
5% 8/15/26	2,000	2,353
5% 8/15/27	2,175	2,566

TOTAL WASHINGTON		33,513

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	6,760	6,649
1.9%, tender 4/1/19 (a)	6,285	6,267

TOTAL WEST VIRGINIA		12,916

Wisconsin - 0.7%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,598
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (b)	1,330	1,445
5% 12/1/22 (b)	1,470	1,662
5.25% 12/1/23 (b)	1,540	1,794
Pub. Fin. Auth. Sr Liv Rev.:
( Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A, 5% 5/15/19 (c)	340	353
(Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A, 5% 5/15/23 (c)	365	404
Series 2017 B-1 3.95% 11/15/24 (c)	215	219
Series 2017 B-2, 3.5% 11/15/23 (c)	280	283
Series 2017 B-3, 3% 11/15/22 (c)	380	381
Pub. Fin. Auth. Solid Waste (Waste Mgmt., Inc. Proj.) Series 2017 A-2, 1.25% 10/1/25 (b)	7,000	6,989
Wisconsin Health & Edl. Facilities:
Bonds Series 2013, 4%, tender 3/1/18 (a)	2,090	2,099
Series 2014:
4% 5/1/18	375	377
4% 5/1/19	285	291
5% 5/1/20	410	434
5% 5/1/21	640	692
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 10/1/21	1,400	1,555

TOTAL WISCONSIN		22,576

TOTAL MUNICIPAL BONDS
(Cost $2,771,763)		2,781,029

Municipal Notes - 14.3%
Connecticut - 0.5%
Reg'l. School District # 14 Woodbuty & Bethleham BAN Series 2017, 2.25% 7/25/18	14,200	$14,241
Tolland Gen. Oblig. BAN Series 2017, 2% 5/24/18	1,310	1,312

TOTAL CONNECTICUT		15,553

Illinois - 0.4%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(f)	14,300	14,300
Massachusetts - 0.1%
Webster Gen. Oblig. BAN Series 2017 B, 2.25% 10/12/18	2,300	2,311
Worcester Gen. Oblig. BAN 2.25% 1/23/18	2,687	2,689

TOTAL MASSACHUSETTS		5,000

New Jersey - 1.9%
Carteret Gen. Oblig. BAN Series 2017, 2.5% 10/25/18	2,800	2,820
Collingswood BAN Series 2017 A, 2.5% 3/22/18	5,035	5,044
East Orange BAN Series 2017 A, 2.5% 3/26/18	11,600	11,629
Hackensack City Tax Appeal Nts BAN Series 2017, 1.5% 4/18/18	5,400	5,398
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	2,100	2,116
Howell Township Gen. Oblig. BAN Series 2017 A, 3% 10/17/18	7,100	7,181
Maple Shade Township BAN Series 2017, 2.25% 9/7/18	2,300	2,307
Millstone Township Gen. Oblig. BAN Series 2017, 2.25% 9/12/18	2,300	2,309
New Brunswick Gen. Oblig. BAN Series 2017, 2% 6/4/18	9,800	9,816
Plainfield Gen. Oblig. BAN Series 2017, 2% 8/28/18	2,100	2,106
Roselle County of Union BAN Series 2017, 2.25% 9/14/18	2,500	2,509
South Brunswick Township BAN Series 2017, 2.25% 10/2/18	2,534	2,547
Vineland Gen. Oblig. BAN Series 2017, 2.5% 11/15/18	8,100	8,160

TOTAL NEW JERSEY		63,942

New York - 7.0%
Binghamton Gen. Oblig. BAN:
Series 2017 B, 2.5% 4/20/18	24,100	24,167
Series 2017, 2.5% 11/16/18	16,490	16,621
Broome County Gen. Oblig. BAN 2.5% 5/4/18	19,094	19,146
Canastota Central School District BAN Series 2017, 2.5% 7/20/18	3,200	3,215
Canton Cent School District BAN Series 2017, 2.25% 6/29/18	2,900	2,908
Central Valley Central School District BAN Series 2017, 2.5% 6/29/18	5,300	5,319
Copiague Union Free School District:
BAN 2.25% 3/30/18	15,500	15,526
TAN Series 2017, 2% 6/21/18	5,200	5,211
Corning School District Gen. Oblig. BAN Series 2017 B, 2.25% 6/21/18	4,100	4,114
East Aurora Union Free School District BAN Series A, 2.25% 8/1/18	2,100	2,106
Elmira City School District BAN Series B, 2.25% 6/28/18	2,800	2,807
Gloversville School District BAN Series 2017, 2.25% 10/19/18	3,700	3,719
Jamestown City School District BAN Series 2017, 2.5% 6/21/18	11,800	11,838
Lansingburgh Central School District BAN Series 2017, 2.5% 7/20/18	3,500	3,516
Lyons Cent School District BAN Series 2017, 2.25% 6/29/18	2,400	2,406
Marcellus Central School District BAN Series 2017, 2.25% 6/29/18	2,400	2,407
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	5,187	5,208
Queensbury Union Free School District BAN Series 2017, 2.5% 7/13/18	5,600	5,624
Red Creek Central School District BAN Series 2017, 2.25% 6/29/18	3,750	3,759
Rockland County Gen. Oblig. TAN Series 2017, 2.5% 3/22/18	2,800	2,805
Rome City School District BAN Series 2017, 2.25% 8/3/18	7,300	7,321
Schoharie County BAN Series 2017, 2.5% 11/8/18	6,000	6,048
South Glens Falls Central School District BAN Series 2017 A, 2.25% 7/27/18	6,610	6,631
Suffolk County Gen. Oblig. TAN:
Series 2017 I, 2.25% 9/27/18	30,400	30,500
Series 2017, 2.5% 7/25/18	15,600	15,661
Syracuse Gen. Oblig. RAN:
Series 2017, 2.25% 6/29/18	14,500	14,548
Series B, 2.25% 7/10/18	12,300	12,341

TOTAL NEW YORK		235,472

Ohio - 0.5%
Avon Lake BAN Series 2017, 2.5% 7/11/18	4,900	4,921
Brunswick Ohio City School District BAN Series 2017, 2.5% 5/31/18	2,600	2,609
Lakewood Ohio Income Tax Rev. BAN Series 2017, 2% 4/2/18	8,050	8,060

TOTAL OHIO		15,590

South Carolina - 0.2%
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series Floaters XM 02 91, 1.86% 1/5/18 (Liquidity Facility Royal Bank of Canada) (a)(f)	6,700	6,700
Texas - 3.7%
Texas Gen. Oblig. TRAN Series 2017, 4% 8/30/18	121,900	123,910
TOTAL MUNICIPAL NOTES
(Cost $481,422)		480,467
TOTAL INVESTMENT IN SECURITIES - 97.1%
(Cost $3,253,185)		3,261,496
NET OTHER ASSETS (LIABILITIES) - 2.9%		95,890
NET ASSETS - 100%		$3,357,386

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,117,000 or 0.7% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$1,455
Total	$1,455

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	46.8%
Transportation	16.1%
Health Care	10.0%
Electric Utilities	7.2%
Others* (Individually Less Than 5%)	19.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,253,185)		$3,261,496
Cash		35,456
Receivable for investments sold		29,616
Receivable for fund shares sold		5,940
Interest receivable		36,859
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		6
Other receivables		3
Total assets		3,369,383
Liabilities
Payable for fund shares redeemed	$9,509
Distributions payable	1,009
Accrued management fee	1,010
Distribution and service plan fees payable	88
Other affiliated payables	333
Other payables and accrued expenses	48
Total liabilities		11,997
Net Assets		$3,357,386
Net Assets consist of:
Paid in capital		$3,348,631
Undistributed net investment income		12
Accumulated undistributed net realized gain (loss) on investments		432
Net unrealized appreciation (depreciation) on investments		8,311
Net Assets		$3,357,386
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($233,980 ÷ 22,226 shares)		$10.53
Maximum offering price per share (100/97.25 of $10.53)		$10.83
Class M:
Net Asset Value and redemption price per share ($17,045 ÷ 1,622 shares)		$10.51
Maximum offering price per share (100/97.25 of $10.51)		$10.81
Class C:
Net Asset Value and offering price per share ($40,005 ÷ 3,807 shares)(a)		$10.51
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,739,542 ÷ 260,695 shares)		$10.51
Class I:
Net Asset Value, offering price and redemption price per share ($326,814 ÷ 31,083 shares)		$10.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Interest		$66,196
Income from Fidelity Central Funds		1,454
Total income		67,650
Expenses
Management fee	$12,373
Transfer agent fees	3,412
Distribution and service plan fees	1,191
Accounting fees and expenses	591
Custodian fees and expenses	24
Independent trustees' fees and expenses	13
Registration fees	159
Audit	56
Legal	9
Miscellaneous	30
Total expenses before reductions	17,858
Expense reductions	(46)	17,812
Net investment income (loss)		49,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,247
Fidelity Central Funds	18
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		3,266
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,602
Fidelity Central Funds	3
Total change in net unrealized appreciation (depreciation)		24,605
Net gain (loss)		27,871
Net increase (decrease) in net assets resulting from operations		$77,709

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,838	$53,980
Net realized gain (loss)	3,266	312
Change in net unrealized appreciation (depreciation)	24,605	(72,267)
Net increase (decrease) in net assets resulting from operations	77,709	(17,975)
Distributions to shareholders from net investment income	(49,775)	(53,929)
Distributions to shareholders from net realized gain	(2,284)	(727)
Total distributions	(52,059)	(54,656)
Share transactions - net increase (decrease)	(133,264)	(259,868)
Redemption fees	–	58
Total increase (decrease) in net assets	(107,614)	(332,441)
Net Assets
Beginning of period	3,465,000	3,797,441
End of period	$3,357,386	$3,465,000
Other Information
Undistributed net investment income end of period	$12	$–
Distributions in excess of net investment income end of period	$–	$(47)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.45	$10.64	$10.71	$10.68	$10.86
Income from Investment Operations
Net investment income (loss)A	.122	.118	.129	.153	.158
Net realized and unrealized gain (loss)	.086	(.188)	(.048)	.046	(.170)
Total from investment operations	.208	(.070)	.081	.199	(.012)
Distributions from net investment income	(.121)	(.118)	(.130)	(.153)	(.158)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.128)	(.120)	(.151)	(.169)	(.168)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.53	$10.45	$10.64	$10.71	$10.68
Total ReturnC,D	2.00%	(.68)%	.76%	1.87%	(.11)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.80%	.81%	.79%	.78%
Expenses net of fee waivers, if any	.81%	.80%	.81%	.79%	.78%
Expenses net of all reductions	.81%	.80%	.81%	.79%	.78%
Net investment income (loss)	1.15%	1.10%	1.21%	1.42%	1.47%
Supplemental Data
Net assets, end of period (in millions)	$234	$317	$377	$397	$318
Portfolio turnover rateG	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.62	$10.69	$10.66	$10.85
Income from Investment Operations
Net investment income (loss)A	.126	.121	.134	.157	.162
Net realized and unrealized gain (loss)	.087	(.188)	(.049)	.046	(.180)
Total from investment operations	.213	(.067)	.085	.203	(.018)
Distributions from net investment income	(.126)	(.121)	(.134)	(.157)	(.162)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.133)	(.123)	(.155)	(.173)	(.172)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.43	$10.62	$10.69	$10.66
Total ReturnC,D	2.04%	(.65)%	.80%	1.91%	(.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.77%	.76%	.75%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.76%	.75%
Expenses net of all reductions	.76%	.77%	.77%	.75%	.75%
Net investment income (loss)	1.19%	1.14%	1.25%	1.46%	1.50%
Supplemental Data
Net assets, end of period (in millions)	$17	$20	$22	$25	$24
Portfolio turnover rateG	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.62	$10.69	$10.66	$10.84
Income from Investment Operations
Net investment income (loss)A	.043	.038	.050	.072	.077
Net realized and unrealized gain (loss)	.087	(.188)	(.049)	.046	(.169)
Total from investment operations	.130	(.150)	.001	.118	(.092)
Distributions from net investment income	(.043)	(.038)	(.050)	(.072)	(.078)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.050)	(.040)	(.071)	(.088)	(.088)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.43	$10.62	$10.69	$10.66
Total ReturnC,D	1.24%	(1.42)%	.01%	1.11%	(.86)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.55%	1.55%	1.54%	1.54%
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.54%	1.54%
Expenses net of all reductions	1.55%	1.55%	1.55%	1.54%	1.53%
Net investment income (loss)	.41%	.35%	.47%	.67%	.72%
Supplemental Data
Net assets, end of period (in millions)	$40	$53	$63	$65	$71
Portfolio turnover rateG	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.63	$10.69	$10.66	$10.85
Income from Investment Operations
Net investment income (loss)A	.157	.152	.164	.186	.191
Net realized and unrealized gain (loss)	.087	(.198)	(.039)	.046	(.180)
Total from investment operations	.244	(.046)	.125	.232	.011
Distributions from net investment income	(.157)	(.152)	(.164)	(.186)	(.191)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.164)	(.154)	(.185)	(.202)	(.201)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.43	$10.63	$10.69	$10.66
Total ReturnC	2.35%	(.45)%	1.18%	2.19%	.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	.47%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.47%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.47%	.48%	.48%	.48%	.48%
Net investment income (loss)	1.49%	1.43%	1.54%	1.73%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$2,740	$2,779	$3,058	$3,225	$3,168
Portfolio turnover rateF	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.44	$10.63	$10.70	$10.67	$10.85
Income from Investment Operations
Net investment income (loss)A	.149	.145	.156	.179	.184
Net realized and unrealized gain (loss)	.077	(.188)	(.048)	.046	(.169)
Total from investment operations	.226	(.043)	.108	.225	.015
Distributions from net investment income	(.149)	(.145)	(.157)	(.179)	(.185)
Distributions from net realized gain	(.007)	(.002)	(.021)	(.016)	(.010)
Total distributions	(.156)	(.147)	(.178)	(.195)	(.195)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$10.51	$10.44	$10.63	$10.70	$10.67
Total ReturnC	2.17%	(.42)%	1.02%	2.12%	.14%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.55%	.55%	.55%	.54%
Expenses net of fee waivers, if any	.54%	.55%	.55%	.55%	.54%
Expenses net of all reductions	.54%	.54%	.55%	.54%	.54%
Net investment income (loss)	1.42%	1.36%	1.47%	1.67%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$327	$297	$276	$263	$207
Portfolio turnover rateF	33%	31%	30%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Limited Term Municipal Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, market discount, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,218
Gross unrealized depreciation	(15,789)
Net unrealized appreciation (depreciation)	$8,429
Tax Cost	$3,253,067

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$432
Net unrealized appreciation (depreciation) on securities and other investments	$8,429

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$49,775	$53,929
Long-term Capital Gains	2,284	727
Total	$52,059	$ 54,656

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,019,018 and $1,327,158, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$681	$108
Class M	-%	.25%	46	–
Class C	.75%	.25%	464	24
			$1,191	$132

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$56
Class M	3
Class C(a)	3
$62

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$475.17
Class M	24.13
Class C	78.17
Limited Term Municipal Income	2,326.08
Class I	509.16
	$3,412

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$3,137	$4,046
Class M	217	246
Class B	–	1
Class C	188	217
Limited Term Municipal Income	41,725	45,375
Class I	4,508	4,044
Total	$49,775	$53,929
From net realized gain
Class A	$164	$65
Class M	12	4
Class C	28	11
Limited Term Municipal Income	1,861	588
Class I	219	59
Total	$2,284	$727

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	6,469	13,917	$68,276	$148,531
Reinvestment of distributions	291	351	3,075	3,741
Shares redeemed	(14,837)	(19,410)	(156,574)	(206,381)
Net increase (decrease)	(8,077)	(5,142)	$(85,223)	$(54,109)
Class M
Shares sold	265	682	$2,798	$7,226
Reinvestment of distributions	21	22	219	235
Shares redeemed	(553)	(874)	(5,829)	(9,260)
Net increase (decrease)	(267)	(170)	$(2,812)	$(1,799)
Class B
Shares sold	–	3	$–	$28
Reinvestment of distributions	–	–(a)	–	1
Shares redeemed	–	(30)	–	(317)
Net increase (decrease)	–	(27)	$–	$(288)
Class C
Shares sold	368	961	$3,894	$10,252
Reinvestment of distributions	18	18	187	188
Shares redeemed	(1,645)	(1,887)	(17,354)	(20,039)
Net increase (decrease)	(1,259)	(908)	$(13,273)	$(9,599)
Limited Term Municipal Income
Shares sold	69,026	91,180	$727,315	$970,470
Reinvestment of distributions	3,031	3,156	31,978	33,582
Shares redeemed	(77,778)	(115,740)	(819,524)	(1,224,234)
Net increase (decrease)	(5,721)	(21,404)	$(60,231)	$(220,182)
Class I
Shares sold	15,546	15,767	$164,081	$167,805
Reinvestment of distributions	383	311	4,047	3,311
Shares redeemed	(13,255)	(13,673)	(139,853)	(145,007)
Net increase (decrease)	2,674	2,405	$28,275	$26,109

 (a) In the amount of less than five-hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	.80%
Actual		$1,000.00	$1,001.70	$4.04
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class M	.75%
Actual		$1,000.00	$1,001.90	$3.78
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class C	1.53%
Actual		$1,000.00	$998.00	$7.71
Hypothetical-C		$1,000.00	$1,017.49	$7.78
Limited Term Municipal Income	.46%
Actual		$1,000.00	$1,003.40	$2.32
Hypothetical-C		$1,000.00	$1,022.89	$2.35
Class I	.54%
Actual		$1,000.00	$1,002.10	$2.73
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Limited Term Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Limited Term Municipal Income Fund
Class A	02/12/18	02/09/18	$0.002
Class M	02/12/18	02/09/18	$0.002
Class C	02/12/18	02/09/18	$0.002
Fidelity Limited Term Municipal Income Fund	02/12/18	02/09/18	$0.002
Class I	02/12/18	02/09/18	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2017, $2,718,202, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends were free from federal income tax, and 8.40% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because these classes are primarily comprised of omnibus assets, which are charged a flat asset-based transfer agent fee that is generally higher than the effective transfer agent fee rate for the retail class, which has a lower percentage of omnibus assets. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Michigan Municipal Income Fund Fidelity® Michigan Municipal Money Market Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	5.57%	3.01%	4.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,034	Fidelity® Michigan Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Kevin Ramundo and Mark Sommer:  For the year, the fund gained 5.57%, in line, net of fees, with the return of the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. We estimate that differences in the way fund holdings are priced and how benchmark holdings are priced contributed to the fund’s relative performance. Our larger-than-index exposure to school-district bonds that carried credit enhancements from the state also boosted our relative performance, helped largely by improved sentiment about Michigan’s economic and fiscal health. Our overweighting in bonds that were advance refunded also was beneficial. Advance refundings generally result in price gains for bondholders, as the bonds’ maturities shorten and their credit quality rises because they are then backed by high-quality U.S. government securities. Our yield curve positioning – specifically the fund’s overweighting in 10-year securities – added value this period as the yield curve flattened. While we didn’t have too many glaring misses, the fund’s underweighting in bonds issued by the Great Lakes Water Authority & Sewage Systems detracted; they outpaced the Michigan muni market largely because of investors’ strong appetite for investment-grade bond with lower ratings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	33.3
Health Care	24.3
Education	10.6
Transportation	10.2
Escrowed/Pre-Refunded	6.6

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	6.2%
AA,A	86.8%
BBB	2.5%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	2.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 97.9%
	Principal Amount	Value
Guam - 0.8%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$1,000,000	$1,161,460
Series C, 5% 10/1/21 (a)	2,920,000	3,086,294
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,312,158

TOTAL GUAM		5,559,912

Michigan - 97.1%
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity)	737,000	762,014
Battle Creek School District Series 2016:
5% 5/1/35	2,240,000	2,609,130
5% 5/1/36	1,500,000	1,743,555
5% 5/1/37	1,175,000	1,362,953
Bay City School District Rev.:
5% 11/1/25	1,000,000	1,169,680
5% 11/1/26	1,000,000	1,165,170
5% 11/1/27	700,000	815,619
5% 11/1/28	250,000	290,650
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,985,355
5% 5/1/29	1,250,000	1,478,213
5% 5/1/30	1,250,000	1,471,750
5% 5/1/34	2,475,000	2,872,485
Charter Township of Commerce Gen. Oblig. Series 2009 B, 5.125% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	970,000	1,001,865
Chelsea School District Series 2008, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,675,000	1,694,279
Chippewa Valley Schools:
Series 2016 A:
5% 5/1/32	1,000,000	1,168,960
5% 5/1/33	1,000,000	1,163,570
5% 5/1/34	1,075,000	1,245,904
5% 5/1/35	775,000	895,846
Series 2016, 5% 5/1/25	1,420,000	1,694,046
Clarkston Cmnty. Schools:
Series 2016, 5% 5/1/29	1,500,000	1,764,990
5% 5/1/28	1,745,000	2,061,002
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	5,000,000	6,204,500
Detroit School District School Bldg. and Site Impt. Series 2012 A:
5% 5/1/18	1,000,000	1,011,240
5% 5/1/24	5,000,000	5,605,550
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,400,000	1,428,924
Series 2006, 5% 7/1/36	10,000	10,022
Detroit Wtr. Supply Sys. Rev. Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	2,700,000	2,913,192
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,170,120
5% 10/1/22 (FSA Insured)	2,645,000	2,926,507
5% 10/1/26 (FSA Insured)	4,850,000	5,295,958
Farmington Pub. School District Gen. Oblig.:
5% 5/1/25 (FSA Insured)	2,140,000	2,535,451
5% 5/1/26 (FSA Insured)	1,385,000	1,646,086
5% 5/1/27 (FSA Insured)	1,425,000	1,689,380
Ferris State Univ. Rev. Series 2016, 5% 10/1/41	2,000,000	2,325,620
Forest Hills Pub. Schools:
5% 5/1/19	1,375,000	1,436,325
5% 5/1/20	1,575,000	1,691,219
5% 5/1/21	1,575,000	1,738,123
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,712,040
Genesee County Gen. Oblig. Series 2005, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,521,660
Grand Rapids Pub. Schools 5% 5/1/29 (FSA Insured)	480,000	580,608
Grand Rapids San. Swr. Sys. Rev.:
Series 2012, 5% 1/1/37	1,250,000	1,422,938
Series 2014:
5% 1/1/27	1,300,000	1,532,141
5% 1/1/29	800,000	939,384
5% 1/1/30	2,000,000	2,341,060
Series 2016, 5% 1/1/37	1,250,000	1,453,538
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	295,433
5% 1/1/32	320,000	376,883
5% 1/1/33	550,000	645,596
5% 1/1/34	500,000	584,935
5% 1/1/35	920,000	1,076,280
5% 1/1/36	385,000	450,100
5% 1/1/41	2,190,000	2,541,473
5% 1/1/46	800,000	920,952
Grand Traverse County Hosp.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,241,220
Series 2014 A, 5% 7/1/47	1,400,000	1,549,548
Grand Valley Michigan State Univ. Rev. Series 2014 B:
5% 12/1/25	500,000	585,800
5% 12/1/26	1,900,000	2,239,321
5% 12/1/28	1,800,000	2,106,360
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2016 C, 5% 7/1/31	7,000,000	8,042,930
Hudsonville Pub. Schools:
Series 2017:
5% 5/1/29	625,000	757,738
5% 5/1/30	1,000,000	1,204,970
5% 5/1/31	430,000	514,977
5% 5/1/32	1,200,000	1,428,384
5% 5/1/34	1,000,000	1,183,070
5% 5/1/35	1,000,000	1,180,360
4% 5/1/24	1,220,000	1,344,647
4% 5/1/25	500,000	547,110
5% 5/1/20	1,000,000	1,074,980
5% 5/1/22	600,000	677,442
5.25% 5/1/41 (Pre-Refunded to 5/1/21 @ 100)	1,750,000	1,942,325
Ingham, Eaton and Clinton Counties Lansing School District 5% 5/1/22	1,730,000	1,953,291
Jackson County Hosp. Fin. Auth. Hosp. Rev. (Allegiance Health Proj.) Series 2010 A, 5% 6/1/37 (Pre-Refunded to 6/1/20 @ 100)	2,250,000	2,422,418
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	780,000	912,249
5% 5/15/29	2,500,000	2,911,675
5% 5/15/30	7,220,000	8,362,204
Kent County Gen. Oblig. Series 2015:
5% 1/1/28	4,655,000	5,545,548
5% 1/1/29	4,390,000	5,198,462
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5.5% 11/15/25	5,000,000	5,639,650
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,066,390
4% 5/1/22	1,000,000	1,083,360
L'Anse Creuse Pub. Schools Series 2012, 5% 5/1/23	1,500,000	1,648,200
Lake Orion Cmnty. School District:
5% 5/1/23	1,915,000	2,204,969
5% 5/1/25	3,275,000	3,907,042
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	5,000,000	5,560,950
Lansing Cmnty. College:
5% 5/1/23	1,135,000	1,271,949
5% 5/1/25 (Pre-Refunded to 5/1/25 @ 100)	1,540,000	1,723,784
Lapeer Cmnty. Schools Series 2007:
5% 5/1/19 (Pre-Refunded to 5/1/18 @ 100)	1,350,000	1,365,714
5% 5/1/20 (Pre-Refunded to 5/1/18 @ 100)	1,425,000	1,441,587
5% 5/1/22 (Pre-Refunded to 5/1/18 @ 100)	1,395,000	1,411,238
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35	3,030,000	3,534,071
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,437,169
5% 5/1/29	1,430,000	1,713,869
5% 5/1/31	500,000	592,195
5% 5/1/32	1,000,000	1,178,640
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/28	1,200,000	1,480,776
5% 5/1/29	1,000,000	1,225,470
5% 5/1/30	2,000,000	2,439,680
5% 5/1/31	1,000,000	1,212,380
5% 5/1/32	1,500,000	1,808,850
5% 5/1/33	2,100,000	2,522,709
5% 5/1/34	1,750,000	2,094,225
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	916,656
5% 7/1/30	900,000	1,053,954
5% 7/1/31	780,000	910,213
5% 7/1/32	1,000,000	1,163,650
5% 7/1/33	705,000	817,483
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	8,374,693
Series 2009 I, 5.25% 10/15/25 (Assured Guaranty Corp. Insured)	2,000,000	2,123,060
Series 2016:
6% 10/15/38	165,000	170,638
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	1,805,000	1,866,966
Series IA:
5.375% 10/15/41	3,000,000	3,355,440
5.5% 10/15/45	10,000,000	11,214,500
5% 4/15/33	5,000,000	5,871,250
5% 4/15/38	3,000,000	3,492,780
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	3,030,000	3,134,020
Michigan Fin. Auth. Rev.:
( Mid-Michigan Health Sys. Proj.) Series 2014, 5% 6/1/39	540,000	612,776
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,380,725
5% 1/1/40	3,000,000	3,274,080
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,128,540
(Trinity Health Proj.) Series 2017:
4% 12/1/36	5,500,000	5,813,555
5% 12/1/29	500,000	606,675
5% 12/1/30	585,000	705,258
5% 12/1/37	5,000,000	5,889,300
(Trinity Health Proj.) Series 2015, 5% 12/1/33	1,220,000	1,372,671
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	140,699
Series 2012:
5% 11/15/24	660,000	751,166
5% 11/15/25	1,000,000	1,134,210
5% 11/1/26	6,425,000	7,279,140
5% 11/15/26	800,000	905,568
5% 11/15/36	6,220,000	6,945,065
5% 11/1/42	2,000,000	2,209,700
5% 11/15/42	3,120,000	3,479,112
Series 2013:
5% 10/1/25	1,255,000	1,439,887
5% 8/15/30	4,105,000	4,628,962
Series 2014 H1:
5% 10/1/22	1,000,000	1,100,080
5% 10/1/25	2,250,000	2,600,055
5% 10/1/39	8,600,000	9,488,036
Series 2014:
5% 6/1/25	1,000,000	1,174,860
5% 6/1/26	700,000	821,786
5% 6/1/27	700,000	817,656
Series 2015 C:
5% 7/1/26	570,000	660,505
5% 7/1/27	1,215,000	1,399,899
5% 7/1/28	1,500,000	1,721,700
5% 7/1/35	1,000,000	1,126,190
Series 2015 D1:
5% 7/1/34	1,250,000	1,420,275
5% 7/1/35	500,000	567,390
Series 2015:
5% 11/15/26	2,250,000	2,668,950
5% 11/15/27	3,500,000	4,128,215
5% 11/15/28	1,855,000	2,177,455
Series 2016 A, 5% 11/1/44	6,190,000	6,948,585
Series 2016:
5% 1/1/29	1,000,000	1,166,960
5% 1/1/30	1,000,000	1,157,590
5% 1/1/31	1,170,000	1,347,126
5% 1/1/32	1,895,000	2,167,312
5% 1/1/33	1,915,000	2,178,466
5% 1/1/34	1,385,000	1,572,404
5% 11/15/41	5,700,000	6,448,809
5.25% 12/1/41	4,000,000	4,720,880
5% 12/1/27	1,090,000	1,190,749
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	10,936
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	6,890,000	6,998,518
(MidMichigan Obligated Group Proj.) Series 2009 A, 6.125% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	3,740,000	3,974,049
(Trinity Health Proj.) Series 2008 C:
5% 12/1/29	1,150,000	1,395,353
5% 12/1/30	1,700,000	2,049,469
5% 12/1/31	3,000,000	3,602,220
Bonds:
Series 2010 F3, 1.4%, tender 6/29/18 (b)	6,200,000	6,197,892
Series 2010 F4, 1.95%, tender 4/1/20 (b)	5,530,000	5,539,622
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	3,965,000	4,142,553
Series 2016:
5% 11/15/46	3,500,000	4,097,765
5% 11/15/47	18,000,000	20,951,450
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	165,000	172,785
Michigan Muni. Bond Auth. Rev. Series 2005, 5% 10/1/23 (Pre-Refunded to 10/1/19 @ 100)	385,000	407,353
Michigan State Univ. Revs. Series 2013 A, 5% 8/15/41	1,125,000	1,274,018
Michigan Strategic Fund Ltd. Oblig. Rev. (Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	4,029,683
Michigan Trunk Line Fund Rev. Series 2011, 5% 11/15/36	2,000,000	2,206,440
Northview Pub. Schools District Series 2008, 5% 5/1/21 (FSA Insured)	1,070,000	1,082,487
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,310,938
5% 3/1/25	1,225,000	1,367,884
5% 3/1/26	1,290,000	1,435,551
5% 3/1/37	4,000,000	4,343,240
Series 2013 A:
5% 3/1/25	995,000	1,134,370
5% 3/1/26	1,620,000	1,834,196
5% 3/1/27	815,000	918,529
5% 3/1/38	2,900,000	3,192,784
Series 2014:
5% 3/1/28	335,000	383,773
5% 3/1/29	525,000	598,852
5% 3/1/39	3,000,000	3,380,040
Series 2016:
5% 3/1/28	1,150,000	1,364,751
5% 3/1/41	3,475,000	4,007,266
5% 3/1/47	5,000,000	5,742,350
Plainwell Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5% 5/1/23 (Pre-Refunded to 5/1/18 @ 100)	1,885,000	1,906,941
5% 5/1/28 (Pre-Refunded to 5/1/18 @ 100)	1,000,000	1,011,640
Portage Pub. Schools Series 2016:
5% 11/1/32	2,500,000	2,944,550
5% 11/1/34	1,250,000	1,459,025
5% 11/1/35	1,300,000	1,514,227
5% 11/1/39	755,000	873,339
Ravenna Pub. Schools Gen. Oblig. (2008 School Bldg. and Site Proj.) Series 2008:
5% 5/1/31 (FSA Insured)	2,080,000	2,101,029
5% 5/1/38 (FSA Insured)	1,000,000	1,010,510
Rochester Cmnty. School District:
4% 5/1/19	1,375,000	1,418,711
5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,475,000	1,512,952
5% 5/1/29	1,625,000	1,932,694
5% 5/1/30	1,700,000	2,010,658
5% 5/1/31	1,500,000	1,769,190
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	915,884
5% 5/1/25	1,000,000	1,192,990
5% 5/1/26	1,385,000	1,656,432
5% 5/1/24	570,000	670,406
5% 5/1/25	1,640,000	1,956,504
5% 5/1/26	1,715,000	2,051,106
5% 5/1/27	1,795,000	2,133,375
5% 5/1/28	1,885,000	2,226,355
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Proj.) Series 2009 V:
8% 9/1/29 (Pre-Refunded to 9/1/18 @ 100)	1,945,000	2,028,324
8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	3,425,000	3,577,344
Series 2014 D:
5% 9/1/26	1,000,000	1,152,890
5% 9/1/27	1,175,000	1,348,089
5% 9/1/28	1,870,000	2,132,791
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,350,400
Saint Clair County Gen. Oblig. 5% 4/1/26	1,495,000	1,652,184
South Haven Gen. Oblig. Series 2009, 5.125% 12/1/33 (Pre-Refunded to 12/1/19 @ 100)	1,000,000	1,065,490
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,816,070
5% 5/1/24	3,200,000	3,763,680
5% 5/1/25	2,355,000	2,814,767
Univ. of Michigan Rev.:
Series 2015, 5% 4/1/46	5,000,000	5,897,350
Series 2017 A:
5% 4/1/42	5,000,000	6,012,150
5% 4/1/47	10,000,000	11,978,700
Warren Consolidated School District:
Series 2016 B, 5% 5/1/26	5,365,000	6,443,472
Series 2016:
5% 5/1/23	810,000	932,650
5% 5/1/33	5,410,000	6,210,464
5% 5/1/34	5,630,000	6,449,615
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	825,435
4% 5/1/24 (FSA Insured)	750,000	837,308
4% 5/1/25 (FSA Insured)	500,000	563,475
Wayne County Arpt. Auth. Rev.:
(Detroit Metropolitan Wayne County Arpt. Proj.) Series 2012 A:
5% 12/1/24	2,875,000	3,292,421
5% 12/1/25	5,120,000	5,853,030
Series 2010 A, 5% 12/1/18 (a)	1,500,000	1,543,020
Series 2011 A:
5% 12/1/21 (a)	5,000,000	5,549,600
5% 12/1/22 (a)	5,260,000	5,833,971
Series 2012 A:
5% 12/1/22	2,220,000	2,527,781
5% 12/1/23	2,300,000	2,640,929
Series 2014 C:
5% 12/1/29 (a)	720,000	832,097
5% 12/1/31 (a)	860,000	987,426
5% 12/1/34 (a)	1,655,000	1,889,000
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,519,818
Series 2015 F:
5% 12/1/25 (a)	2,540,000	3,001,188
5% 12/1/27 (a)	4,810,000	5,690,903
Series 2015 G:
5% 12/1/35	5,435,000	6,341,015
5% 12/1/36	5,760,000	6,711,264
Series 2017 A:
5% 12/1/37	545,000	640,909
5% 12/1/42	1,455,000	1,719,286
Series 2017 B, 5% 12/1/47 (a)	450,000	521,217
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	4,310,000	4,731,475
5% 5/1/26	2,000,000	2,190,820
Series 2014 1:
5% 5/1/30	725,000	839,180
5% 5/1/32	500,000	574,300
5% 5/1/34	900,000	1,028,637
5% 5/1/35	250,000	285,418
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	375,469
5% 11/15/26	400,000	473,244
5% 11/15/28	650,000	762,671
5% 11/15/29	750,000	876,368
5% 11/15/30	855,000	997,289
5% 11/15/31	700,000	815,052
Series 2015 A:
5% 11/15/26	1,000,000	1,185,700
5% 11/15/28	2,505,000	2,953,420
Woodhaven-Brownstown School District County of Wayne:
5% 5/1/36	2,835,000	3,295,319
5% 5/1/38	5,670,000	6,576,973
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,525,349
5% 5/1/30	1,550,000	1,795,443
5% 5/1/32	1,750,000	2,008,930
Zeeland Pub. Schools:
5% 5/1/27 (FSA Insured)	1,000,000	1,185,530
5% 5/1/28 (FSA Insured)	500,000	590,545
5% 5/1/29 (FSA Insured)	1,000,000	1,178,140
5% 5/1/30 (FSA Insured)	1,000,000	1,174,460

TOTAL MICHIGAN		660,649,385

TOTAL MUNICIPAL BONDS
(Cost $644,841,582)		666,209,297

Municipal Notes - 0.6%
Michigan - 0.6%
Karegnondi Wtr. Auth. Participating VRDN Series Putters 5009, 1.84% 1/2/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)
(Cost $4,000,000)	4,000,000	4,000,000
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $648,841,582)		670,209,297
NET OTHER ASSETS (LIABILITIES) - 1.5%		10,173,299
NET ASSETS - 100%		$680,382,596

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	33.3%
Health Care	24.3%
Education	10.6%
Transportation	10.2%
Escrowed/Pre-Refunded	6.6%
Others* (Individually Less Than 5%)	15.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $648,841,582)		$670,209,297
Cash		5,010,126
Receivable for fund shares sold		346,799
Interest receivable		6,240,079
Prepaid expenses		1,089
Other receivables		881
Total assets		681,808,271
Liabilities
Payable for fund shares redeemed	$659,814
Distributions payable	454,893
Accrued management fee	200,931
Other affiliated payables	64,057
Other payables and accrued expenses	45,980
Total liabilities		1,425,675
Net Assets		$680,382,596
Net Assets consist of:
Paid in capital		$658,744,290
Undistributed net investment income		36,313
Accumulated undistributed net realized gain (loss) on investments		234,278
Net unrealized appreciation (depreciation) on investments		21,367,715
Net Assets, for 55,689,350 shares outstanding		$680,382,596
Net Asset Value, offering price and redemption price per share ($680,382,596 ÷ 55,689,350 shares)		$12.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$21,474,372
Expenses
Management fee	$2,380,386
Transfer agent fees	588,583
Accounting fees and expenses	155,254
Custodian fees and expenses	5,046
Independent trustees' fees and expenses	2,511
Registration fees	27,753
Audit	56,315
Legal	5,554
Miscellaneous	5,707
Total expenses before reductions	3,227,109
Expense reductions	(8,510)	3,218,599
Net investment income (loss)		18,255,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,506,039
Total net realized gain (loss)		3,506,039
Change in net unrealized appreciation (depreciation) on investment securities		13,813,180
Net gain (loss)		17,319,219
Net increase (decrease) in net assets resulting from operations		$35,574,992

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,255,773	$19,640,022
Net realized gain (loss)	3,506,039	4,276,556
Change in net unrealized appreciation (depreciation)	13,813,180	(26,972,213)
Net increase (decrease) in net assets resulting from operations	35,574,992	(3,055,635)
Distributions to shareholders from net investment income	(18,249,642)	(19,608,060)
Distributions to shareholders from net realized gain	(2,430,358)	(4,300,072)
Total distributions	(20,680,000)	(23,908,132)
Share transactions
Proceeds from sales of shares	118,463,304	161,615,926
Reinvestment of distributions	14,106,104	15,953,121
Cost of shares redeemed	(118,716,731)	(133,182,519)
Net increase (decrease) in net assets resulting from share transactions	13,852,677	44,386,528
Redemption fees	–	6,546
Total increase (decrease) in net assets	28,747,669	17,429,307
Net Assets
Beginning of period	651,634,927	634,205,620
End of period	$680,382,596	$651,634,927
Other Information
Undistributed net investment income end of period	$36,313	$185,571
Shares
Sold	9,760,527	12,945,542
Issued in reinvestment of distributions	1,162,710	1,293,440
Redeemed	(9,797,566)	(10,893,149)
Net increase (decrease)	1,125,671	3,345,833

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.94	$12.38	$12.33	$11.70	$12.54
Income from Investment Operations
Net investment income (loss)A	.333	.352	.387	.422	.437
Net realized and unrealized gain (loss)	.324	(.364)	.050	.642	(.777)
Total from investment operations	.657	(.012)	.437	1.064	(.340)
Distributions from net investment income	(.333)	(.353)	(.387)	(.421)	(.436)
Distributions from net realized gain	(.044)	(.075)	–	(.013)	(.064)
Total distributions	(.377)	(.428)	(.387)	(.434)	(.500)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$12.22	$11.94	$12.38	$12.33	$11.70
Total ReturnC	5.57%	(.16)%	3.61%	9.23%	(2.75)%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.49%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.49%	.49%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.49%	.48%	.48%
Net investment income (loss)	2.74%	2.83%	3.15%	3.49%	3.59%
Supplemental Data
Net assets, end of period (000 omitted)	$680,383	$651,635	$634,206	$569,796	$528,289
Portfolio turnover rate	12%	25%	11%	12%	8%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2017

Days	% of fund's investments 12/31/17
1 - 7	84.2
8 - 30	1.5
31 - 60	1.9
61 - 90	1.8
91 - 180	1.2
> 180	9.4

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2017
Variable Rate Demand Notes (VRDNs)	47.4%
Tender Option Bond	26.3%
Other Municipal Security	14.4%
Investment Companies	11.8%
Net Other Assets (Liabilities)	0.1%

Current 7-Day Yield

12/31/17
Fidelity® Michigan Municipal Money Market Fund	1.09%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund’s expenses was reimbursed and/or waived. Absent such reimbursement and/or waivers the yield for the period ending December 31, 2017 would have been 1.08%.

Fidelity® Michigan Municipal Money Market Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Variable Rate Demand Note - 47.4%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.83% 1/5/18, VRDN(a)(b)	$1,100,000	$1,100,000
Mobile Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 1.79% 1/5/18, VRDN (b)	400,000	400,000
		1,500,000
Arkansas - 0.7%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.92% 1/5/18, VRDN (a)(b)	300,000	300,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 1.8% 1/5/18, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,500,000	2,500,000
		2,800,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1993 C, 1.75% 1/5/18, VRDN (b)	200,000	200,000
Indiana - 0.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 1.82% 1/5/18, VRDN (a)(b)	200,000	200,000
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.):
Series H, 1.87% 1/5/18, VRDN (b)	300,000	300,000
Series I, 1.87% 1/5/18, VRDN (b)	100,000	100,000
		600,000
Michigan - 45.7%
Central Michigan Univ. Rev. Series 2008 A, 1.63% 1/5/18, LOC JPMorgan Chase Bank, VRDN (b)	6,475,000	6,475,000
Grand Traverse County Hosp. Series 2011 B, 1.75% 1/5/18, LOC JPMorgan Chase Bank, VRDN (b)	19,825,000	19,825,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 1.7% 1/5/18, LOC U.S. Bank NA, Cincinnati, VRDN (b)	20,940,000	20,940,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2008 C, 1.8% 1/5/18, LOC Bank of New York, New York, VRDN (b)	1,000,000	1,000,000
Michigan Bldg. Auth. Rev. (Michigan Gen. Oblig. Proj.) Series 2017 I, 1.7% 1/5/18, LOC Citibank NA, VRDN (b)	3,000,000	3,000,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 1.56% 1/5/18, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,500,000	1,500,000
(Hosp. Proj.) Series 2016 E2, 1.7% 1/5/18, VRDN (b)	17,000,000	17,000,000
Series 2016 E3, 1.61% 1/5/18, VRDN (b)	10,425,000	10,425,000
Michigan Hsg. Dev. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. VI Proj.) Series 2000, 1.65% 1/5/18, LOC JPMorgan Chase Bank, VRDN(b)	8,400,000	8,400,000
Michigan State Univ. Revs. Series 2000 A, 1.64% 1/5/18 (Liquidity Facility Northern Trust Co.), VRDN (b)	13,285,000	13,285,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 2% 1/2/18, VRDN (b)	13,950,000	13,950,000
(Consumers Energy Co. Proj.) 1.74% 1/5/18, LOC JPMorgan Chase Bank, VRDN (a)(b)	20,700,000	20,700,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.78% 1/2/18, LOC Comerica Bank, VRDN (b)	8,500,000	8,500,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 1.77% 1/5/18, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	19,000,000	19,000,000
Oakland County Econ. Dev. Corp. Ltd. Oblig. Rev. (Osmic, Inc. Proj.) Series 2001 A, 1.71% 1/5/18, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,800,000	1,800,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 1.74% 1/5/18, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	21,035,000	21,035,000
FNMA Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev. (Hunt Club Apts. Proj.) 1.78% 1/5/18, LOC Fannie Mae, VRDN (a)(b)	5,550,000	5,550,000
		192,385,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.83% 1/5/18, VRDN (a)(b)	600,000	600,000
North Carolina - 0.0%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.92% 1/5/18, VRDN (a)(b)	200,000	200,000
West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.93% 1/5/18, VRDN (a)(b)	900,000	900,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.91% 1/5/18, VRDN (a)(b)	500,000	500,000
		1,400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $199,685,000)		199,685,000

Tender Option Bond - 26.3%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 1.86% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	200,000	200,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Michigan - 25.5%
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 17 012, 1.76% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	19,250,000	19,250,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XM 03 92, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	7,900,000	7,900,000
Series Floaters XM 04 65, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,800,000	5,800,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 1.76% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,000,000	5,000,000
Series 16 XM0223, 1.74% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	4,010,000	4,010,000
Series 16 ZM0166, 1.75% 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)	8,500,000	8,500,000
Series RBC 2016 XM0132, 1.75% 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)	13,165,000	13,165,000
Series RBC 2016 ZM0131, 1.75% 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)	2,335,000	2,335,000
Series XM 04 72, 1.74% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	3,750,000	3,750,000
Series XX 1043, 1.74% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,110,000	5,110,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	4,475,000	4,475,000
Michigan St Hsg. Dev. Auth. Singl Participating VRDN Series Floaters 017, 1.74% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	4,400,000	4,400,000
Michigan State Univ. Revs. Bonds Series WF 11 33 C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 3/8/18 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)(f)	7,610,000	7,610,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	6,190,000	6,190,000
Series 15 XF2205, 1.74% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	5,300,000	5,300,000
Series Floaters ZF 05 90, 1.74% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,300,000	4,300,000
		107,095,000
Montana - 0.4%
Missoula Mont Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,600,000	1,600,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 1.88% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	200,000	200,000
Ohio - 0.1%
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	295,000	295,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	200,000	200,000
		495,000
TOTAL TENDER OPTION BOND
(Cost $110,490,000)		110,490,000

Other Municipal Security - 14.4%
Georgia - 0.9%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A2, SIFMA Municipal Swap Index + 0.100% 1.81%, tender 4/2/18 (Liquidity Facility Royal Bank of Canada) (b)(f)	3,920,000	3,920,000
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 1.16% tender 1/10/18, CP mode	300,000	300,000
Massachusetts - 0.7%
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 05, 1.05% tender 1/11/18 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	2,000,000	2,000,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 93B, 1.42% tender 2/2/18, CP mode	600,000	600,000
Series 93A, 1.1% tender 1/12/18, CP mode	300,000	300,000
		2,900,000
Michigan - 12.1%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.96%, tender 7/27/18 (b)(f)	19,915,000	19,915,000
Michigan Bldg. Auth. Rev. Bonds:
(Michigan Gen. Oblig. Proj.) Series 2009 I, 5% 10/15/18	4,100,000	4,217,593
Series 2008, 6.25% 10/15/18 (Pre-Refunded to 10/15/18 @ 100)	1,000,000	1,038,438
Michigan Fin. Auth. Rev. Bonds ( Unemployment Comp Oblg Asmt Proj.) Series 2012 A, 5% 7/1/18	3,400,000	3,464,753
Michigan Hosp. Fin. Auth. Rev. Bonds:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/18 (Pre-Refunded to 5/15/18 @ 100)	4,200,000	4,271,726
Series 2010 F3, 1.4%, tender 6/29/18 (b)	770,000	769,992
Michigan Trunk Line Fund Rev. Bonds Series 2014, 5% 11/15/18	2,250,000	2,321,065
Univ. of Michigan Rev.:
Series K1:
0.99% 1/9/18, CP	2,000,000	2,000,000
1.16% 3/1/18, CP	4,300,000	4,300,000
Series K2:
1.01% 7/31/18, CP	4,400,000	4,400,000
1.15% 9/7/18, CP	4,300,000	4,300,000
		50,998,567
New Hampshire - 0.3%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 90 A, 1.15% tender 1/12/18, CP mode (a)	400,000	400,000
Series A1, 1.8% tender 1/3/18, CP mode (a)	1,000,000	1,000,000
		1,400,000
Virginia - 0.2%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 1992, 1.15% tender 1/11/18, CP mode (a)	600,000	600,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 1.15% tender 1/12/18, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $60,618,567)		60,618,567
	Shares	Value

Investment Company - 11.8%
Fidelity Municipal Cash Central Fund, 1.75% (g)(h)
(Cost $49,752,587)	49,752,583	49,752,587
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $420,546,154)		420,546,154
NET OTHER ASSETS (LIABILITIES) - 0.1%		274,005
NET ASSETS - 100%		$420,820,159

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,995,000 or 0.7% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,610,000 or 1.8% of net assets.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Michigan State Univ. Revs. Bonds Series WF 11 33 C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 3/8/18 (Liquidity Facility Wells Fargo Bank NA)	9/24/14	$7,610,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$458,703
Total	$458,703

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $370,793,567)	$370,793,567
Fidelity Central Funds (cost $49,752,587)	49,752,587
Total Investment in Securities (cost $420,546,154)		$420,546,154
Cash		26,398
Receivable for fund shares sold		144,553
Interest receivable		670,412
Distributions receivable from Fidelity Central Funds		53,913
Prepaid expenses		783
Other receivables		76
Total assets		421,442,289
Liabilities
Payable for fund shares redeemed	$396,403
Distributions payable	8,113
Accrued management fee	126,406
Audit fee payable	32,906
Transfer agent fee payable	51,852
Other affiliated payables	5,673
Other payables and accrued expenses	777
Total liabilities		622,130
Net Assets		$420,820,159
Net Assets consist of:
Paid in capital		$420,822,344
Distributions in excess of net investment income		(1,653)
Accumulated undistributed net realized gain (loss) on investments		(532)
Net Assets, for 420,155,928 shares outstanding		$420,820,159
Net Asset Value, offering price and redemption price per share ($420,820,159 ÷ 420,155,928 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$3,864,639
Income from Fidelity Central Funds		458,703
Total income		4,323,342
Expenses
Management fee	$1,752,306
Transfer agent fees	694,606
Accounting fees and expenses	75,242
Custodian fees and expenses	3,937
Independent trustees' fees and expenses	1,877
Registration fees	28,089
Audit	38,977
Legal	5,467
Miscellaneous	3,535
Total expenses before reductions	2,604,036
Expense reductions	(3,585)	2,600,451
Net investment income (loss)		1,722,891
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,522
Fidelity Central Funds	107
Capital gain distributions from Fidelity Central Funds	2,131
Total net realized gain (loss)		3,760
Net increase in net assets resulting from operations		$1,726,651

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,722,891	$486,277
Net realized gain (loss)	3,760	13,960
Net increase in net assets resulting from operations	1,726,651	500,237
Distributions to shareholders from net investment income	(1,722,434)	(486,526)
Distributions to shareholders from net realized gain	(4,294)	(490,312)
Total distributions	(1,726,728)	(976,838)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	35,302,513	621,774,730
Reinvestment of distributions	1,674,103	948,313
Cost of shares redeemed	(190,525,240)	(1,041,614,524)
Net increase (decrease) in net assets and shares resulting from share transactions	(153,548,624)	(418,891,481)
Total increase (decrease) in net assets	(153,548,701)	(419,368,082)
Net Assets
Beginning of period	574,368,860	993,736,942
End of period	$420,820,159	$574,368,860
Other Information
Distributions in excess of net investment income end of period	$(1,653)	$(2,110)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.004	.001	–A	–A	–A
Net realized and unrealized gain (loss)	–A	.001	–A	–A	–A
Total from investment operations	.004	.002	–A	–A	–A
Distributions from net investment income	(.004)	(.001)	–A	–A	–A
Distributions from net realized gain	–A	(.001)	–	–	–A
Total distributions	(.004)	(.002)	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.37%	.16%	.01%	.01%	.02%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.52%	.53%	.53%	.54%
Expenses net of fee waivers, if any	.53%	.35%	.06%	.07%	.11%
Expenses net of all reductions	.53%	.35%	.06%	.07%	.11%
Net investment income (loss)	.35%	.06%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$420,820	$574,369	$993,737	$1,044,226	$1,077,691

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, deferred trustees compensation and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$648,836,012	$22,514,684	$(1,141,399)	$21,373,285
Fidelity Michigan Municipal Money Market Fund	420,546,154	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$31,446	$234,278	$21,373,285
Fidelity Michigan Municipal Money Market Fund	–	–	–

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2017 to December 31, 2017. Loss deferrals were as follows:

Capital losses
Fidelity Michigan Municipal Money Market Fund	$(532)

The tax character of distributions paid was as follows:

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$18,249,642	$–	$2,430,358	$20,680,000
Fidelity Michigan Municipal Money Market Fund	1,722,434	4,294	–	1,726,728

December 31, 2016
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$19,608,060	$114,669	$4,185,403	$23,908,132
Fidelity Michigan Municipal Money Market Fund	486,526	471,693	18,619	976,838

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $95,048,028 and $74,869,097, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.11%	.36%
Fidelity Michigan Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$2,150

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Michigan Municipal Income Fund	$4,537
Fidelity Michigan Municipal Money Market Fund	107

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$3,973
Fidelity Michigan Municipal Money Market Fund	3,478

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Michigan Municipal Income Fund and the Board of Trustees of Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,021.40	$2.45
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Michigan Municipal Money Market Fund	.53%
Actual		$1,000.00	$1,002.30	$2.67
Hypothetical-C		$1,000.00	$1,022.53	$2.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Michigan Municipal Income Fund	02/12/2018	02/09/2018	$0.005
Fidelity Michigan Municipal Money Market Fund	02/12/2018	02/09/2018	$0.000

The fund hereby designates as a capital gain dividend the amount noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$2,843,752

During fiscal year ended 2017, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 4.05% of Fidelity Michigan Municipal Income Fund and 23.43% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Michigan Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2016. The Board noted that the Total Mapped Group median declined 0.01% from 2015 and the ASPG median declined 0.02% from 2015 because the retail municipal mapped group has undergone significant changes as a result of the fund industry's response to money market reform and now includes a number of funds that were previously classified as institutional. The Board also noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Michigan Municipal Income Fund's total expense ratio ranked below the competitive median for 2016 and Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Michigan Municipal Money Market Fund. Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2016 because the advisers of many competitor funds waived fees or reimbursed expenses to a greater extent than Fidelity in order to maintain a minimum yield, which caused the expense medians of such competitor funds to be lower than they would otherwise be. The Board noted, however, that excluding fee waivers, the fund's total expense ratio also ranked above the median due to changes in the retail municipal no-load universe as a result of the fund industry's response to money market reform, which resulted in a median decrease of 0.08% from 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Fidelity Michigan Municipal Money Market Fund was above the median of the universe presented for comparison, each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Fidelity® Minnesota Municipal Income Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	4.55%	2.47%	3.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,509	Fidelity® Minnesota Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds advanced strongly, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Kevin Ramundo, Cormac Cullen and Mark Sommer:  For the fiscal year, the fund returned 4.55%, roughly in line, net of fees, with the 4.81% return of the Bloomberg Barclays Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. We estimate that differences in the way fund holdings are priced and how benchmark holdings are priced detracted from the fund’s relative performance. A position in an out-of-index hospital system benefited from being advance refunded during the period, aiding fund performance versus the Bloomberg Barclays Minnesota index. Advance refundings generally result in price gains for bondholders, as the bonds’ maturities shorten and their credit quality rises because they are then backed by high-quality U.S. government securities. Elsewhere, the fund’s underweighting in general obligation bonds offered by the state added value, since these bonds lagged during the year. Larger-than-index exposure to lower-quality, investment-grade securities also worked to the fund's advantage as they posted better-than-average total returns. Detracting from the fund’s performance versus the index was its underweighting in housing securities, which outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	34.3
Health Care	23.1
Electric Utilities	17.1
Education	10.0
Transportation	7.3

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	5.8%
AA,A	86.3%
BBB	5.2%
BB and Below	0.3%
Not Rated	1.3%
Short-Term Investments and Net Other Assets	1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 98.9%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	850,000	987,241
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/21 (FSA Insured)	1,100,000	1,207,591

TOTAL GUAM		2,194,832

Minnesota - 98.5%
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	$805,000	$918,537
5% 2/1/24	1,110,000	1,291,374
5% 2/1/25	1,015,000	1,177,715
5% 2/1/26	1,220,000	1,425,411
5% 2/1/27	1,285,000	1,494,969
5% 2/1/28	1,345,000	1,560,617
5% 2/1/29	1,415,000	1,635,740
5% 2/1/34	1,800,000	2,067,552
Breckenridge Gen. Oblig. (Catholic Health Initiatives Proj.) Series 2004 A, 5% 5/1/30	4,140,000	4,173,451
Chaska Elec. Rev.:
Series 2015 A:
5% 10/1/27	1,665,000	1,965,349
5% 10/1/29	785,000	918,756
5% 10/1/26	1,000,000	1,186,600
Chaska Independent School District #112 Gen. Oblig.:
(Cr. Enhancement Prog.) Series 2012 A:
5% 2/1/19	4,090,000	4,243,334
5% 2/1/22	4,975,000	5,604,437
(Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,677,186
5% 2/1/31	3,600,000	4,286,448
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,567,977
5% 2/1/31	1,245,000	1,443,104
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	906,463
5% 11/1/25	250,000	291,558
5% 11/1/26	500,000	579,015
5% 11/1/27	420,000	483,239
Duluth Gen. Oblig. Series 2016 A:
5% 2/1/28	1,660,000	2,014,559
5% 2/1/30	1,235,000	1,485,569
5% 2/1/31	1,495,000	1,787,332
5% 2/1/32	2,130,000	2,537,874
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B:
4% 3/1/18	1,235,000	1,237,952
5% 3/1/30	260,000	263,084
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	6,297,165
5% 12/1/40	7,200,000	8,629,776
Series 2016 B, 5% 12/1/31	1,135,000	1,385,733
Jordan Ind. School District:
Series 2014 A:
5% 2/1/28	960,000	1,097,885
5% 2/1/29 (Pre-Refunded to 2/1/29 @ 100)	1,000,000	1,146,240
5% 2/1/30 (Pre-Refunded to 2/1/30 @ 100)	1,245,000	1,427,069
Series A, 5% 2/1/28 (Pre-Refunded to 2/1/28 @ 100)	40,000	45,850
Lakeville Independent School District #194 Series 2012 D, 5% 2/1/20	1,570,000	1,675,975
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,305,313
5% 9/1/28	695,000	802,336
5% 9/1/30	1,500,000	1,717,170
5% 9/1/31	1,300,000	1,482,455
5% 9/1/32	1,000,000	1,136,680
Series 2017:
5% 5/1/26	1,355,000	1,620,580
5% 5/1/27	1,400,000	1,689,548
5% 5/1/28	1,000,000	1,193,050
5% 5/1/29	1,000,000	1,178,570
5% 5/1/30	850,000	993,412
5% 5/1/31	500,000	582,145
5% 5/1/32	500,000	579,935
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/27	1,250,000	1,532,900
5% 11/15/28	2,730,000	3,334,995
5% 11/15/29	1,040,000	1,257,828
(Children's Health Care Proj.):
Series 1995 B, 5% 8/15/25 (FSA Insured)	3,000,000	3,237,150
Series 2010 A, 5.25% 8/15/25	1,000,000	1,087,480
(Children's Hospitals and Clinics Proj.) Series 2004 A1, 5% 8/15/34 (FSA Insured)	500,000	536,760
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2012 B:
5% 1/1/26	1,250,000	1,392,263
5% 1/1/27	1,500,000	1,669,485
Series 2014 A:
5% 1/1/26	3,015,000	3,532,856
5% 1/1/28	4,000,000	4,672,240
5% 1/1/29	2,150,000	2,503,417
5% 1/1/30	2,000,000	2,325,080
5% 1/1/31	6,020,000	6,972,785
Series 2016 A:
5% 1/1/30	4,000,000	4,869,360
5% 1/1/31	2,350,000	2,837,437
5% 1/1/32	2,900,000	3,485,916
Series 2016 D:
5% 1/1/23 (a)	670,000	762,011
5% 1/1/27 (a)	350,000	425,117
5% 1/1/28 (a)	430,000	520,347
5% 1/1/29 (a)	225,000	270,862
5% 1/1/30 (a)	475,000	568,433
5% 1/1/31 (a)	200,000	237,394
5% 1/1/32 (a)	200,000	235,992
5% 1/1/33 (a)	220,000	258,823
5% 1/1/34 (a)	225,000	263,923
5% 1/1/35 (a)	225,000	263,338
5% 1/1/36 (a)	220,000	257,105
5% 1/1/37 (a)	250,000	291,518
5% 1/1/41 (a)	725,000	841,667
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	1,012,920
5% 11/15/28	1,000,000	1,186,140
5% 11/15/29	1,000,000	1,181,420
5% 11/15/30	1,000,000	1,175,940
5% 11/15/31	3,665,000	4,295,563
5% 11/15/32	2,200,000	2,569,974
6.5% 11/15/38	2,960,000	3,091,898
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	540,000	563,247
Minneapolis Spl. School Dis:
Series 2017 A, 4% 2/1/33	1,415,000	1,586,951
Series 2017 B:
4% 2/1/33	2,595,000	2,910,344
4% 2/1/34	2,595,000	2,900,587
Series B, 5% 2/1/28	1,100,000	1,361,360
Minneapolis Spl. School District #1 Ctfs. of Prtn. Series 2016 C, 5% 2/1/31	1,915,000	2,305,066
Minnesota 911 Rev.:
(Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/21 (Pre-Refunded to 6/1/19 @ 100)	2,220,000	2,325,827
5% 6/1/21 (Pre-Refunded to 6/1/19 @ 100)	2,000,000	2,093,900
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/30 (Assured Guaranty Corp. Insured)	3,750,000	4,003,875
5.25% 2/15/23 (Assured Guaranty Corp. Insured)	1,660,000	1,791,771
5.5% 2/15/25 (Assured Guaranty Corp. Insured)	2,500,000	2,704,550
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,836,371
Minnesota Gen. Oblig.:
Series 2010 D:
5% 8/1/21	1,000,000	1,083,140
5% 8/1/22	5,000,000	5,413,050
5% 8/1/23	10,000,000	10,820,800
Series 2011 B:
5% 10/1/24	2,500,000	2,791,250
5% 10/1/30	3,000,000	3,335,670
Series 2013 A, 5% 8/1/25	3,780,000	4,414,775
Series 2013 D, 5% 10/1/23	1,100,000	1,293,886
Series 2015 A, 5% 8/1/33	1,900,000	2,260,658
Series 2017A, 5% 10/1/33	3,335,000	4,100,583
5% 8/1/24	4,780,000	5,444,659
5% 8/1/24 (Pre-Refunded to 8/1/22 @ 100)	220,000	249,971
Minnesota Higher Ed. Facilities Auth. Rev.:
(College of St. Scholastica, Inc. Proj.) Series Seven-H, 5.25% 12/1/35	1,000,000	1,050,410
(Gustovus Adolphus College Proj.) Series Seven-B:
5% 10/1/22 (Pre-Refunded to 10/1/19 @ 100)	2,250,000	2,378,633
5% 10/1/23 (Pre-Refunded to 10/1/19 @ 100)	1,000,000	1,057,170
(Macalester College, MN Proj.) Series 2017:
5% 3/1/28	200,000	244,926
5% 3/1/30	500,000	607,240
(Univ. of St Thomas) Series 2017 A:
5% 10/1/27	500,000	611,365
5% 10/1/28	585,000	711,898
5% 10/1/29	750,000	906,908
5% 10/1/30	650,000	782,256
(Univ. of St. Thomas Proj.) Series Seven-A, 5% 10/1/39 (Pre-Refunded to 10/1/19 @ 100)	1,650,000	1,745,799
Series 2015 8J, 5% 3/1/24	1,000,000	1,177,500
Series 2017 A, 4% 10/1/35	800,000	858,728
Series 2017:
5% 3/1/28	2,000,000	2,482,900
5% 3/1/31	1,000,000	1,218,160
5% 10/1/31	590,000	702,773
5% 3/1/34	500,000	601,765
5% 10/1/34	440,000	518,747
5% 10/1/35	555,000	652,780
Series 8 L:
5% 4/1/28	920,000	1,095,646
5% 4/1/29	1,005,000	1,191,930
5% 4/1/35	500,000	581,660
Series Eight J, 5% 3/1/26	1,015,000	1,208,246
Series G8, 5% 12/1/31	1,000,000	1,184,720
Series Seven-Q:
5% 10/1/18	400,000	409,504
5% 10/1/19	780,000	820,170
5% 10/1/20	1,140,000	1,226,731
5% 3/1/27	500,000	592,275
Minnesota Hsg. Fin. Agcy. Series 2015 A:
5% 8/1/29	1,000,000	1,168,580
5% 8/1/30	1,000,000	1,166,580
5% 8/1/31	1,000,000	1,164,590
5% 8/1/32	1,000,000	1,163,260
5% 8/1/33	1,000,000	1,161,940
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014 A:
5% 10/1/25	200,000	237,674
5% 10/1/26	830,000	983,475
Series 2014:
5% 10/1/26	630,000	746,493
5% 10/1/27	750,000	885,570
5% 10/1/30	1,000,000	1,178,700
Series 2016:
4% 10/1/41	1,000,000	1,078,770
5% 10/1/32	1,500,000	1,772,175
5% 10/1/33	400,000	471,216
5% 10/1/35	400,000	469,512
5% 10/1/36	1,000,000	1,171,240
5% 10/1/47	2,000,000	2,323,940
Minnesota Pub. Facilities Auth. Rev.:
Series 2016 A, 5% 3/1/29	5,000,000	6,098,950
5% 3/1/30	5,150,000	6,256,014
Minnesota State Colleges & Univs. Board of Trustees Rev.:
Series 2009 A:
4% 10/1/19	1,550,000	1,615,348
4% 10/1/20	1,580,000	1,643,279
Series 2011 A, 5% 10/1/30	1,495,000	1,661,693
Series 2013 A:
4% 10/1/19	2,300,000	2,396,968
4% 10/1/20	2,385,000	2,530,103
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	14,424,961
5% 3/1/28	4,275,000	4,795,396
5% 3/1/29	2,250,000	2,520,068
5% 6/1/27	5,000,000	5,821,350
5% 6/1/38	5,000,000	5,732,400
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,500,000	2,873,250
North Branch Independent School District #138 Series 2017 A, 4% 2/1/30	2,050,000	2,308,956
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2010 A1:
5% 1/1/19	3,010,000	3,110,564
5% 1/1/20	2,100,000	2,232,342
Series 2013 A:
5% 1/1/23	850,000	968,465
5% 1/1/24	650,000	742,911
5% 1/1/25	975,000	1,107,902
5% 1/1/31	1,740,000	1,927,537
Series 2016:
5% 1/1/28	500,000	593,255
5% 1/1/29	620,000	733,658
5% 1/1/30	520,000	612,435
5% 1/1/31	350,000	409,455
Series 2017:
5% 1/1/29	460,000	549,663
5% 1/1/31	400,000	473,032
5% 1/1/33	475,000	557,584
5% 1/1/35	520,000	608,603
Ramsey County Gen. Oblig. Series 2012 B:
5% 2/1/20	1,635,000	1,748,829
5% 2/1/21	1,350,000	1,486,445
Rochester Elec. Util. Rev.:
Series 2013 B:
5% 12/1/26	570,000	665,224
5% 12/1/27	275,000	320,441
5% 12/1/28	275,000	319,110
5% 12/1/43	1,000,000	1,132,450
Series 2017 A:
5% 12/1/42	1,100,000	1,302,994
5% 12/1/47	1,000,000	1,180,190
Rochester Health Care Facilities Rev.:
(Mayo Clinic Proj.) Series 2008 E, 5% 11/15/38	4,000,000	4,318,440
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/18	685,000	695,535
5% 7/1/21	790,000	870,493
5% 7/1/22	350,000	395,469
5% 7/1/24	300,000	346,302
5% 7/1/27	245,000	280,403
5% 7/1/28	225,000	256,822
5% 7/1/33	1,225,000	1,372,943
Bonds:
(Mayo Clinic Proj.):
Series 2011, 4%, tender 11/15/18 (b)	2,475,000	2,525,663
Series B, 4%, tender 11/15/18 (b)	3,000,000	3,061,410
(Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (b)	1,100,000	1,211,727
Series 2016 B, 5% 11/15/35	4,000,000	5,237,000
Saint Cloud Health Care Rev.:
(Centracare Health Sys. Proj.) Series 2014 B, 5% 5/1/24	1,510,000	1,775,005
Series 2014 B, 5% 5/1/22	1,950,000	2,200,829
Series 2016 A:
5% 5/1/29	1,000,000	1,195,170
5% 5/1/30	1,000,000	1,184,920
5% 5/1/31	1,000,000	1,179,690
5% 5/1/46	5,000,000	5,748,700
5.125% 5/1/30	310,000	333,684
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A:
5% 11/15/27 (Pre-Refunded to 11/15/25 @ 100)	2,515,000	3,043,301
5% 11/15/29 (Pre-Refunded to 11/15/25 @ 100)	1,750,000	2,117,605
5% 11/15/30 (Pre-Refunded to 11/15/25 @ 100)	1,585,000	1,917,945
Saint Paul Port Auth. Lease Rev. Series 2013, 5% 12/1/21	4,900,000	5,473,790
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,184,940
5% 11/1/28	1,000,000	1,175,890
Sartell Independent School District 748:
Series 2016 A, 5% 2/1/27	1,825,000	2,172,681
Series 2016 B, 5% 2/1/26	1,500,000	1,794,495
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,162,915
5% 9/1/24	1,000,000	1,159,140
5% 9/1/25	1,345,000	1,555,466
5% 9/1/26	1,575,000	1,813,093
5% 9/1/28	1,000,000	1,142,600
5% 9/1/34	1,040,000	1,165,362
Shakopee Independent School District #720:
Series 2012, 5% 2/1/21	1,000,000	1,098,220
Series 2013 A, 5% 2/1/19	2,940,000	3,050,221
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A:
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,210,000	6,101,511
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,670,000	13,796,842
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,165,000	2,598,971
Series 2009 A, 5.5% 1/1/24 (Pre-Refunded to 1/1/19 @ 100)	500,000	519,820
Series 2015 A:
5% 1/1/28	1,000,000	1,195,330
5% 1/1/34	1,695,000	1,978,946
5% 1/1/36	1,000,000	1,162,830
5% 1/1/41	1,000,000	1,158,160
0% 1/1/18 (AMBAC Insured)	125,000	125,000
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) 5% 11/15/47	6,000,000	7,023,660
Series 2009 A1:
5.25% 11/15/29	1,475,000	1,587,498
5.25% 11/15/29 (Pre-Refunded to 11/15/19 @ 100)	1,525,000	1,626,352
Series 2009 A2:
5.5% 11/15/24	990,000	1,063,369
5.5% 11/15/24 (Pre-Refunded to 11/15/19 @ 100)	1,010,000	1,081,750
Series 2015 A:
5% 7/1/29	5,000,000	5,838,300
5% 7/1/30	5,000,000	5,808,650
Series 2017 A:
5% 11/15/30	650,000	783,718
5% 11/15/31	845,000	1,014,761
5% 11/15/33	800,000	953,832
5% 11/15/34	650,000	772,519
Univ. of Minnesota Gen. Oblig.:
Series 2009 A, 5% 4/1/23 (Pre-Refunded to 4/1/19 @ 100)	200,000	208,518
Series 2011 D:
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	1,180,000	1,323,866
5% 12/1/26 (Pre-Refunded to 12/1/21 @ 100)	1,020,000	1,144,358
5% 12/1/36 (Pre-Refunded to 12/1/21 @ 100)	2,085,000	2,339,203
Series 2016:
5% 4/1/37	2,125,000	2,521,993
5% 4/1/41	6,000,000	7,096,380
Series 2017 A, 5% 9/1/33	5,025,000	6,155,173
Series 2017A, 5% 9/1/37	3,830,000	4,654,522
Series 2017B, 5% 12/1/32	2,000,000	2,468,120
Univ. of Minnesota Spl. Purp. Rev.:
(Biomedical Science Research Facilities Fdg. Prog.) Series 2013 C, 5% 8/1/38	5,275,000	5,998,730
(State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2011 B, 5% 8/1/25	2,095,000	2,325,492
Virginia Hsg. & Redev. Auth. Health Care Facility Lease Rev. Series 2005, 5.25% 10/1/25	440,000	440,968
West Saint Paul Independent School District #197 Series 2012 A, 4% 2/1/24	3,530,000	3,847,065
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/26	5,000,000	5,714,700
5% 1/1/27	2,150,000	2,447,453
5% 1/1/30	1,000,000	1,130,740
Series 2014 A:
5% 1/1/31	1,750,000	2,031,243
5% 1/1/35	1,595,000	1,842,592
5% 1/1/40	1,500,000	1,725,570
5% 1/1/46	11,270,000	12,930,860
Series 2015 A, 5% 1/1/31	1,820,000	2,149,293

TOTAL MINNESOTA		541,895,624

TOTAL MUNICIPAL BONDS
(Cost $527,023,194)		544,090,456
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $527,023,194)		544,090,456
NET OTHER ASSETS (LIABILITIES) - 1.1%		5,828,109
NET ASSETS - 100%		$549,918,565

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	34.3%
Health Care	23.1%
Electric Utilities	17.1%
Education	10.0%
Transportation	7.3%
Others* (Individually Less Than 5%)	8.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $527,023,194)		$544,090,456
Receivable for fund shares sold		237,115
Interest receivable		6,932,575
Prepaid expenses		878
Other receivables		694
Total assets		551,261,718
Liabilities
Payable to custodian bank	$400,276
Payable for fund shares redeemed	338,981
Distributions payable	341,969
Accrued management fee	163,504
Other affiliated payables	52,784
Other payables and accrued expenses	45,639
Total liabilities		1,343,153
Net Assets		$549,918,565
Net Assets consist of:
Paid in capital		$532,026,152
Undistributed net investment income		96,402
Accumulated undistributed net realized gain (loss) on investments		728,749
Net unrealized appreciation (depreciation) on investments		17,067,262
Net Assets, for 47,244,307 shares outstanding		$549,918,565
Net Asset Value, offering price and redemption price per share ($549,918,565 ÷ 47,244,307 shares)		$11.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$15,866,533
Expenses
Management fee	$1,921,297
Transfer agent fees	481,786
Accounting fees and expenses	135,244
Custodian fees and expenses	4,041
Independent trustees' fees and expenses	2,010
Registration fees	38,646
Audit	56,315
Legal	8,972
Miscellaneous	4,471
Total expenses before reductions	2,652,782
Expense reductions	(7,053)	2,645,729
Net investment income (loss)		13,220,804
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		935,893
Change in net unrealized appreciation (depreciation) on investment securities		9,763,276
Net gain (loss)		10,699,169
Net increase (decrease) in net assets resulting from operations		$23,919,973

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,220,804	$13,520,489
Net realized gain (loss)	935,893	2,345,972
Change in net unrealized appreciation (depreciation)	9,763,276	(16,307,166)
Net increase (decrease) in net assets resulting from operations	23,919,973	(440,705)
Distributions to shareholders from net investment income	(13,220,102)	(13,519,571)
Distributions to shareholders from net realized gain	(413,808)	(2,044,957)
Total distributions	(13,633,910)	(15,564,528)
Share transactions
Proceeds from sales of shares	78,973,080	94,086,383
Reinvestment of distributions	9,555,900	11,158,760
Cost of shares redeemed	(70,449,782)	(73,683,383)
Net increase (decrease) in net assets resulting from share transactions	18,079,198	31,561,760
Redemption fees	–	5,025
Total increase (decrease) in net assets	28,365,261	15,561,552
Net Assets
Beginning of period	521,553,304	505,991,752
End of period	$549,918,565	$521,553,304
Other Information
Undistributed net investment income end of period	$96,402	$95,702
Shares
Sold	6,819,066	7,993,155
Issued in reinvestment of distributions	824,946	948,955
Redeemed	(6,087,150)	(6,334,257)
Net increase (decrease)	1,556,862	2,607,853

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.42	$11.75	$11.77	$11.39	$11.99
Income from Investment Operations
Net investment income (loss)A	.285	.300	.317	.329	.333
Net realized and unrealized gain (loss)	.229	(.286)	.030	.443	(.559)
Total from investment operations	.514	.014	.347	.772	(.226)
Distributions from net investment income	(.285)	(.300)	(.317)	(.329)	(.333)
Distributions from net realized gain	(.009)	(.044)	(.050)	(.063)	(.041)
Total distributions	(.294)	(.344)	(.367)	(.392)	(.374)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$11.64	$11.42	$11.75	$11.77	$11.39
Total ReturnC	4.55%	.08%	3.00%	6.85%	(1.91)%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.50%	.50%	.49%	.50%
Expenses net of fee waivers, if any	.49%	.50%	.49%	.49%	.50%
Expenses net of all reductions	.49%	.50%	.49%	.49%	.49%
Net investment income (loss)	2.46%	2.54%	2.71%	2.82%	2.85%
Supplemental Data
Net assets, end of period (000 omitted)	$549,919	$521,553	$505,992	$506,314	$481,013
Portfolio turnover rate	11%	13%	13%	15%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,139,160
Gross unrealized depreciation	(1,071,899)
Net unrealized appreciation (depreciation)	$17,067,261
Tax Cost	$527,023,195

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$96,801
Undistributed long-term capital gain	$728,749
Net unrealized appreciation (depreciation) on securities and other investments	$17,067,261

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$13,220,102	$13,519,571
Long-term Capital Gains	413,808	2,044,957
Total	$13,633,910	$ 15,564,528

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $82,978,409 and $56,347,559, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,711 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,901.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,152.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.49%	$1,000.00	$1,015.10	$2.49
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Minnesota Municipal Income Fund voted to pay on February 12, 2018, to shareholders of record at the opening of business on February 9, 2018, a distribution of $ 0.016 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $934,257, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends was free from federal income tax, and 1.50% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Minnesota Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Municipal Income Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Municipal Income Fund	6.67%	3.41%	4.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund - Fidelity® Municipal Income Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,635	Fidelity® Municipal Income Fund - Fidelity® Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Kevin Ramundo and Mark Sommer:  For the calendar year 2017, the fund gained 6.67%, outpacing, net of fees, the 6.15% return of the Bloomberg Barclays 3+ Year Municipal Bond Index. We estimate that differences in the way fund holdings are priced and how benchmark holdings are priced modestly contributed to the fund’s relative performance. The fund’s larger-than-benchmark exposure to bonds that were advance refunded added value. Advance refundings generally result in price gains for bondholders, as the bonds’ maturities shorten and their credit quality rises because they are then backed by high-quality U.S. government securities. Overweighting bonds backed by the state of Illinois and related issuers such as the Metropolitan Pier Authority also aided the relative return. Similarly, overweighting New Jersey state-appropriated securities helped. However, positioning among bonds issued by the city of Chicago and related securities produced mixed results overall. Our underweighting in bonds backed by the city cost us a bit of ground, while our overweighting in bonds backed by Chicago Public Schools boosted our relative result. In terms of sectors, larger-than-index exposure to airport and hospital bonds worked to the fund’s advantage versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2017

% of fund's net assets
Illinois	20.4
Florida	13.0
Texas	10.7
California	6.4
New Jersey	5.4

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	28.8
Transportation	25.6
Health Care	22.3
Electric Utilities	5.2
Education	5.0

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	2.4%
AA,A	72.5%
BBB	17.6%
BB and Below	3.2%
Not Rated	2.7%
Short-Term Investments and Net Other Assets	1.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 98.4%
	Principal Amount (000s)	Value (000s)
Alabama - 0.2%
Birmingham Gen. Oblig. Series 2013 A, 5% 3/1/32	3,500	3,936
Montgomery Med. Clinic Facilities:
4% 3/1/36	$500	$512
5% 3/1/33	4,000	4,465

TOTAL ALABAMA		8,913

Alaska - 0.2%
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/35	10,800	12,632
Arizona - 1.8%
Arizona Ctfs. of Prtn. Series 2010 A:
5.25% 10/1/26 (FSA Insured)	2,570	2,725
5.25% 10/1/28 (FSA Insured)	8,345	8,846
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 1.705%, tender 1/1/37 (a)(b)	3,000	2,700
Glendale Gen. Oblig. Series 2017:
5% 7/1/27	3,495	4,289
5% 7/1/29	1,310	1,591
5% 7/1/30	2,515	3,041
5% 7/1/31	3,750	4,510
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/21 (Pre-Refunded to 7/1/18 @ 100)	1,580	1,608
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/32	10,000	11,887
5% 1/1/33	6,000	7,101
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	740	756
6% 1/1/48 (c)	3,430	3,523
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	3,600	3,827
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (d)	1,000	1,127
Series 2017 A 5% 7/1/36 (d)	1,750	2,066
Series 2017 A:
5% 7/1/31 (d)	2,050	2,456
5% 7/1/37 (d)	1,300	1,531
Series 2017 B:
5% 7/1/29	2,500	3,078
5% 7/1/33	3,500	4,226
5% 7/1/36	4,000	4,796
5% 7/1/37	2,500	2,990
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 2011 C:
5% 7/1/22	1,000	1,110
5% 7/1/23	2,000	2,220
Pima County Swr. Sys. Rev. Series 2012 A:
5% 7/1/24	1,140	1,293
5% 7/1/26	1,000	1,131
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/21	3,500	3,910
5.5% 12/1/29	7,900	9,902
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	845	901
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	435	448
6.125% 10/1/52 (c)	435	446
Series 2017 B, 6% 10/1/37 (c)	220	226

TOTAL ARIZONA		100,261

California - 6.4%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	2,800	3,006
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,925	2,919
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	8,120	8,510
Series B, 2.85%, tender 4/1/25 (a)	6,640	6,947
Series C, 2.1%, tender 4/1/22 (a)	6,195	6,233
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	4,275	4,070
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.) Series 2001 A, 0% 10/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,528
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	120	120
Series 2016, 5% 9/1/29	2,580	3,151
Series 2017, 5.25% 3/1/38 (Pre-Refunded to 3/1/18 @ 100)	500	503
5% 8/1/19	10	10
5% 8/1/20	10	10
5.25% 12/1/33	160	160
5.25% 4/1/35	12,000	13,621
5.25% 11/1/40	3,200	3,499
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
5.5% 3/1/40	5,900	6,358
5.6% 3/1/36	2,550	2,756
5.75% 4/1/31	5,020	5,277
6% 4/1/38	11,730	12,366
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	9,000	9,598
(St. Joseph Health Sys. Proj.) Series 2009 A, 5.75% 7/1/39	6,800	7,240
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/27	6,730	7,768
5% 6/1/28	6,175	7,093
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/27	10,000	11,111
5.25% 10/1/26	5,000	5,626
Series 2012 A, 5% 4/1/25	4,700	5,312
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/22	4,100	4,615
California Statewide Cmntys. Dev. Auth. Rev. (Sutter Health Proj.) Series 2011 A, 6% 8/15/42	6,880	7,651
East Bay Muni. Util. District Wastewtr. Sys. Rev. Series 2017 A, 5% 6/1/34	1,200	1,473
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/21	1,910	2,085
5% 6/1/22	2,670	2,971
5% 6/1/23	3,050	3,448
5% 6/1/24	1,715	1,967
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	4,950	3,687
0% 11/1/30 (FSA Insured)	5,000	3,430
Long Beach Unified School District Series 2009:
5.5% 8/1/28	235	249
5.5% 8/1/29	125	133
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005:
5% 9/1/18 (AMBAC Insured)	1,000	1,003
5% 9/1/19 (AMBAC Insured)	2,545	2,551
Los Angeles Dept. Arpt. Rev. Series 2016 B:
5% 5/15/28 (d)	1,175	1,401
5% 5/15/29 (d)	1,000	1,189
5% 5/15/30 (d)	1,000	1,188
5% 5/15/31 (d)	1,100	1,303
5% 5/15/34 (d)	1,750	2,061
5% 5/15/35 (d)	1,750	2,057
5% 5/15/36 (d)	2,000	2,349
Los Angeles Hbr. Dept. Rev. Series 2016 B:
5% 8/1/30	2,500	3,036
5% 8/1/31	1,000	1,208
5% 8/1/32	3,000	3,612
5% 8/1/33	2,450	2,941
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/23	5,335	6,032
5% 3/1/27	2,000	2,244
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	3,000	3,215
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,525	3,239
Oakland Gen. Oblig. Series 2012:
5% 1/15/26	4,535	4,976
5% 1/15/28	4,345	4,764
5% 1/15/29	5,370	5,887
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/25 (FSA Insured)	2,400	2,928
5% 8/1/29	1,750	2,104
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/24	8,200	9,203
Port of Oakland Rev. Series 2012 P:
5% 5/1/23 (d)	6,455	7,265
5% 5/1/24 (d)	9,900	11,121
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,900	3,111
Series 2011, 0% 8/1/46	1,150	383
Series B:
0% 8/1/37	7,800	3,993
0% 8/1/39	20,100	9,548
Poway Unified School District Pub. Fing.:
5% 9/1/26	1,275	1,477
5% 9/1/29	2,650	3,010
5% 9/1/31	1,200	1,354
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,200	3,272
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	2,800	2,963
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. (Sub Lien Proj.) Series 2017 B, 5% 7/1/42 (d)	2,750	3,239
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	3,600	2,119
0% 7/1/47	1,830	652
Series 2008 E, 0% 7/1/47(e)	7,400	5,413
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2014 A, 5% 5/1/44 (d)	12,800	14,581
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27	4,610	5,342
5% 6/1/31	5,785	6,648
San Marcos Unified School District Series 2010 B, 0% 8/1/47	12,935	4,315
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,430	4,443
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,366
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	3,000	3,431
Univ. of California Revs. Series 2017 AV, 5% 5/15/36	2,715	3,289
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	4,500	5,399
Washington Township Health Care District Rev.:
Series 2009 A, 5.75% 7/1/24	1,750	1,839
Series 2010 A, 5.5% 7/1/38	3,815	4,108
West Contra Costa Unified School District Series 2012, 5% 8/1/24	3,625	4,150

TOTAL CALIFORNIA		357,838

Colorado - 0.9%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,650	1,736
5% 9/1/46	6,000	6,758
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series B, 0% 7/15/20 (Escrowed to Maturity)	5,800	5,509
Colorado Univ. Co. Hosp. Auth. Rev. Bonds:
Series 2017C-1, 4%, tender 3/1/20 (a)	8,845	9,173
Series 2017C-2, 5%, tender 3/1/22 (a)	6,640	7,362
Denver City & County Arpt. Rev. Series 2017 A:
5% 11/15/23 (d)	1,860	2,151
5% 11/15/26 (d)	2,315	2,797
5% 11/15/27 (d)	2,945	3,600
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,075	11,425
Series 2010 C, 5.375% 9/1/26	1,000	1,086

TOTAL COLORADO		51,597

Connecticut - 0.7%
Connecticut Gen. Oblig. Series 2014 C, 5% 6/15/25	1,680	1,959
Connecticut Health & Edl. Facilities Auth. Rev.:
( Sacred Heart Univ., CT Proj.) Series 2017 I-1, 5% 7/1/42	4,980	5,802
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	500	602
5% 7/1/28	610	736
5% 7/1/29	400	481
Series 2016 K, 4% 7/1/46	7,315	7,450
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	5,100	6,169
5% 5/1/35	3,790	4,560
Hbr. Point Infra Impt. District Series 2017:
5% 4/1/30 (c)	3,760	4,250
5% 4/1/39 (c)	4,830	5,310
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	1,070	1,267
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/18 (Escrowed to Maturity)	255	260
5% 8/15/18 (FSA Insured)	2,585	2,636

TOTAL CONNECTICUT		41,482

District Of Columbia - 1.2%
District of Columbia Gen. Oblig. Series 2017 A, 5% 6/1/33	3,715	4,496
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	3,685	4,097
District of Columbia Rev. Series B, 4.75% 6/1/32	2,200	2,316
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A:
5% 10/1/23 (d)	2,715	3,148
5% 10/1/24 (d)	7,000	8,246
Series 2017 A:
5% 10/1/28 (d)	6,650	8,118
5% 10/1/29 (d)	6,880	8,359
5% 10/1/30 (d)	7,200	8,692
5% 10/1/32 (d)	2,240	2,681
5% 10/1/33 (d)	1,100	1,312
5% 10/1/35 (d)	2,500	2,966
5% 10/1/42 (d)	4,000	4,705
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B:
5% 7/1/31	3,125	3,791
5% 7/1/32	4,335	5,238

TOTAL DISTRICT OF COLUMBIA		68,165

Florida - 13.0%
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/25	2,000	2,406
5% 7/1/26	1,000	1,193
5% 7/1/28	1,745	2,070
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	5,215	5,922
Series 2017:
5% 10/1/26 (d)	1,000	1,211
5% 10/1/27 (d)	1,000	1,222
5% 10/1/28 (d)	1,000	1,216
5% 10/1/29 (d)	2,660	3,219
5% 10/1/32 (d)	3,500	4,179
5% 10/1/34 (d)	1,275	1,513
5% 10/1/35 (d)	1,500	1,775
5% 10/1/36 (d)	2,000	2,364
5% 10/1/37 (d)	2,250	2,653
5% 10/1/42 (d)	3,495	4,101
5% 10/1/47 (d)	4,935	5,768
Series A:
5% 10/1/28 (d)	2,500	2,953
5% 10/1/30 (d)	3,500	4,102
5% 10/1/31 (d)	2,000	2,335
5% 10/1/32 (d)	2,400	2,792
Broward County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/27	5,695	6,343
Series 2015 A:
5% 7/1/24	1,915	2,242
5% 7/1/26	7,200	8,586
Series 2015 B:
5% 7/1/24	1,940	2,271
5% 7/1/25	2,355	2,799
Series 2016, 5% 7/1/32	1,770	2,092
Citizens Property Ins. Corp. Series 2011 A1, 5% 6/1/19	1,715	1,793
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	24,450	27,570
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/32	12,225	14,311
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2011 E, 5% 6/1/24	6,600	7,289
Series 2011 F, 5% 6/1/23	6,070	6,718
Florida Dept. of Trans. Rev. Series 2005 A, 5% 7/1/18	3,320	3,329
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,400	6,093
Series 2015 C:
5% 10/1/30	3,270	3,709
5% 10/1/40	1,000	1,105
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,835	2,201
5% 10/1/31	2,005	2,400
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,100	3,468
Series 2015 B:
5% 10/1/28	1,000	1,195
5% 10/1/30	1,800	2,133
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016:
5% 10/1/24 (d)	3,000	3,522
5% 10/1/25 (d)	3,225	3,832
5% 10/1/26 (d)	1,700	2,036
5% 10/1/27 (d)	1,000	1,210
Series 2017 A:
5% 10/1/24 (d)	2,325	2,729
5% 10/1/25 (d)	1,000	1,188
5% 10/1/27 (d)	2,000	2,420
5% 10/1/29 (d)	3,000	3,622
5% 10/1/30 (d)	1,950	2,343
5% 10/1/31 (d)	6,905	8,257
5% 10/1/32 (d)	5,405	6,438
5% 10/1/33 (d)	8,005	9,505
5% 10/1/34 (d)	4,805	5,687
5% 10/1/35 (d)	6,350	7,498
5% 10/1/36 (d)	6,005	7,080
5% 10/1/37 (d)	5,005	5,887
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	1,200	1,287
5% 6/1/25	1,285	1,512
5% 6/1/26	1,375	1,608
5% 6/1/46	2,510	2,776
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.) Series 2008 B, 6% 11/15/37	11,000	11,886
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/24	5,500	6,227
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	1,000	1,152
5% 6/1/28 (FSA Insured)	1,000	1,147
5% 6/1/30 (FSA Insured)	1,650	1,880
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (d)	5,260	5,843
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	6,000	6,014
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	5,800	6,314
Series 2010, 5.5% 10/1/30	2,275	2,494
Series 2012 A:
5% 10/1/23 (d)	7,700	8,714
5% 10/1/24 (d)	9,050	10,255
5% 10/1/30 (d)	7,015	7,858
5% 10/1/31 (d)	2,500	2,793
Series 2014 A:
5% 10/1/28 (d)	4,000	4,679
5% 10/1/33 (d)	8,385	9,628
5% 10/1/36 (d)	12,755	14,552
5% 10/1/37	11,100	12,782
Series 2015 A:
5% 10/1/29 (d)	1,585	1,861
5% 10/1/31 (d)	1,330	1,550
5% 10/1/35 (d)	3,400	3,884
Series 2016 A:
5% 10/1/29	1,450	1,746
5% 10/1/31	1,750	2,089
Series 2017 B, 5% 10/1/40 (d)	13,000	15,266
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26	3,750	4,255
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	3,000	3,428
Series 2014 B:
5% 7/1/26	2,500	2,945
5% 7/1/27	1,750	2,051
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/22 (AMBAC Insured)	3,325	3,393
Series 2011 B, 5.625% 5/1/31	6,600	7,306
Series 2015 A:
5% 5/1/26	5,500	6,525
5% 5/1/28	17,710	20,761
Series 2015 B:
5% 5/1/26	8,500	10,083
5% 5/1/27	17,480	20,645
5% 5/1/28	14,465	16,957
Series 2016 A:
5% 5/1/30	3,900	4,584
5% 5/1/32	16,860	19,652
Series 2016 B, 5% 8/1/26	9,230	11,160
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/24	2,255	2,545
5% 7/1/42	1,900	2,099
Orange County Health Facilities Auth. Series 2012 A, 5% 10/1/42	9,700	10,773
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,315	2,394
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30	8,500	10,042
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/22	2,500	2,830
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 B, 5% 10/1/33	2,115	2,202
Series 2012 A:
5% 10/1/23	2,300	2,679
5% 10/1/25	1,100	1,329
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (d)	1,200	1,327
5% 10/1/23 (d)	1,325	1,520
5% 10/1/24 (d)	1,375	1,602
5% 10/1/25 (d)	2,915	3,439
5% 10/1/26 (d)	2,060	2,460
5% 10/1/27 (d)	1,000	1,187
5% 10/1/29 (d)	1,040	1,224
5% 10/1/30 (d)	1,850	2,170
5% 10/1/31 (d)	1,300	1,518
5% 10/1/32 (d)	2,000	2,327
5% 10/1/33 (d)	4,295	4,983
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/22	670	752
5% 12/1/23	1,315	1,496
5% 12/1/24	1,375	1,589
5% 12/1/25	540	618
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/24	3,500	4,139
Series 2015 D:
5% 8/1/28	4,035	4,810
5% 8/1/29	13,665	16,228
5% 8/1/30	14,105	16,675
5% 8/1/31	14,165	16,703
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/26	9,250	11,177
5% 10/1/29	4,000	4,770
5% 10/1/32	6,270	7,390
South Lake County Hosp. District (South Lake Hosp., Inc.):
Series 2009 A, 6.25% 4/1/39	3,300	3,466
Series 2010, 5.25% 10/1/34	3,500	3,746
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,100	2,215
5% 8/15/26	2,800	3,306
5% 8/15/27	1,850	2,196
5% 8/15/30	3,245	3,792
5% 8/15/31	3,130	3,641
5% 8/15/32	2,330	2,700
5% 8/15/34	6,475	7,456
5% 8/15/35	2,385	2,740
5% 8/15/42	5,400	6,156
5% 8/15/47	8,100	9,198
Tallahassee Health Facilities Rev. Series 2015 A, 5% 12/1/40	1,900	2,099
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/22	2,300	2,604
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	5,000	5,857
(Master Lease Prog.) Series 2014 B, 5% 8/1/25	1,775	2,110
Walton County School Board Ctfs. of Prtn. 5.25% 7/1/18 (FSA Insured)	1,865	1,900

TOTAL FLORIDA		727,616

Georgia - 1.6%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	1,000	1,197
5% 11/1/30	2,500	2,956
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	6,480	6,410
2.2%, tender 4/2/19 (a)	3,000	2,998
2.2%, tender 4/2/19 (a)	300	300
2.2%, tender 4/2/19 (a)	6,500	6,496
2.2%, tender 4/2/19 (a)	4,100	4,097
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	7,745	8,482
6.125% 9/1/40	12,535	13,657
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	3,000	3,344
5.25% 10/1/41	5,600	6,228
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/23	1,500	1,642
5% 1/1/24	6,500	7,112
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S:
5% 10/1/22	3,425	3,865
5% 10/1/23	4,000	4,531
Glynn-Brunswick Memorial Hosp. Auth. Rev.:
(Southeast Health Sys. Proj.) Series 2017:
4% 8/1/43	1,845	1,889
5% 8/1/39	1,695	1,902
(Southeast GA. Health Sys. Proj.) Series 2017, 5% 8/1/43	2,255	2,552
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series A, 5.25% 9/15/19	1,915	2,018
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25	3,500	3,983
5% 4/1/30	1,200	1,338
Valdosta & Lowndes County Hosp. (South Georgia Med. Ctr. Proj.) 5% 10/1/20	1,570	1,574

TOTAL GEORGIA		88,571

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2015 A:
5% 7/1/41 (d)	7,500	8,603
5% 7/1/45 (d)	14,505	16,596
State of Hawaii Dept. of Trans. Series 2013:
5.25% 8/1/24 (d)	2,000	2,319
5.25% 8/1/25 (d)	2,500	2,891

TOTAL HAWAII		30,409

Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	4,355	4,533
6.75% 11/1/37	4,300	4,482
Series 2015 ID, 5% 12/1/25	2,750	3,292

TOTAL IDAHO		12,307

Illinois - 20.4%
Boone & Winnebago County Cmnty. Unit School District 200:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,810	1,670
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,950	1,746
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,915	2,080
Series 2008 C:
5.25% 12/1/23	2,050	2,072
5.25% 12/1/24	1,385	1,399
Series 2010 F, 5% 12/1/20	1,100	1,148
Series 2011 A:
5% 12/1/41	3,595	3,642
5.25% 12/1/41	2,975	3,043
5.5% 12/1/39	7,900	8,217
Series 2012 A, 5% 12/1/42	7,800	7,918
Series 2015 C, 5.25% 12/1/39	1,400	1,455
Series 2016 B, 6.5% 12/1/46	650	749
Series 2017 A, 7% 12/1/46 (c)	2,200	2,663
Series 2017 C:
5% 12/1/22	2,165	2,294
5% 12/1/23	1,340	1,428
5% 12/1/24	5,760	6,158
5% 12/1/25	2,705	2,896
5% 12/1/26	795	850
5% 12/1/30	2,095	2,166
Series 2017 D:
5% 12/1/23	2,970	3,165
5% 12/1/31	2,465	2,547
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (d)	10,330	11,852
5% 1/1/28 (d)	14,950	17,072
5% 1/1/33 (d)	5,375	6,071
5% 1/1/34 (d)	2,600	2,927
Series 2016 B:
4% 1/1/35	1,295	1,382
5% 1/1/36	1,600	1,868
5% 1/1/37	2,200	2,563
5% 1/1/46	9,910	11,431
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/22 (d)	5,575	6,209
Series 2013 B, 5% 1/1/27	11,275	12,864
Series 2013 D, 5% 1/1/27	1,000	1,141
Series 2015 A:
5% 1/1/25 (d)	4,430	5,221
5% 1/1/31 (d)	5,000	5,694
5% 1/1/32 (d)	10,100	11,468
Series 2015 C, 5% 1/1/46 (d)	2,395	2,678
Series 2016 B, 5% 1/1/34	4,900	5,686
Series 2016 C:
5% 1/1/33	2,185	2,542
5% 1/1/34	2,530	2,936
Series 2016 G:
5% 1/1/37 (d)	2,000	2,296
5% 1/1/42 (d)	1,300	1,486
5.25% 1/1/29 (d)	350	423
5.25% 1/1/31 (d)	400	478
Series 2017 A, 5% 1/1/31	3,535	4,199
Series 2017 B:
5% 1/1/35	1,700	2,000
5% 1/1/37	7,035	8,252
Series 2017 D:
5% 1/1/28 (d)	2,395	2,836
5% 1/1/29 (d)	1,425	1,680
5% 1/1/32 (d)	2,700	3,137
5% 1/1/34 (d)	3,260	3,765
5% 1/1/35 (d)	2,400	2,766
5% 1/1/36 (d)	3,000	3,452
5% 1/1/37 (d)	1,600	1,837
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	13,000	14,606
Series 2017, 5% 12/1/46	3,400	3,798
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,615	1,807
5% 6/1/23	1,455	1,658
Cook County Forest Preservation District:
(Ltd. Tax Proj.) Series 2012 B, 5% 12/15/37	2,500	2,673
Series 2012 A, 5% 11/15/22	2,000	2,154
Series 2012 C, 5% 12/15/37	1,000	1,069
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/33	19,775	21,236
Series 2010 G, 5% 11/15/25	3,400	3,652
Series 2012 C, 5% 11/15/24	9,400	10,489
Series 2016 A:
5% 11/15/26	5,340	6,252
5% 11/15/27	1,240	1,453
5% 11/15/28	1,750	2,041
5% 11/15/29	4,540	5,265
5% 11/15/30	4,000	4,622
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	4,500	4,366
Illinois Fin. Auth. Rev.:
( Bradley Univ. Proj.) Series 2017 C, 5% 8/1/29	650	759
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	4,300	4,471
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/32	1,225	1,412
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	1,000	1,064
5% 10/1/29	1,000	1,190
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	25,230	27,237
5.375% 5/15/30	6,160	6,580
(Presence Health Proj.) Series 2016 C:
4% 2/15/33	270	284
5% 2/15/26	2,450	2,831
5% 2/15/29	3,045	3,527
(Rosalind Franklin Unversity Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	805	888
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,645	1,675
(Trinity Health Proj.) Series 2011, 5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	810	909
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,775	1,761
Series 2017 B, 5%, tender 12/15/22 (a)	4,750	5,414
Series 2009, 5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,865	2,012
Series 2010, 5.25% 5/1/25	7,000	7,582
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,835	2,059
Series 2012 A, 5% 5/15/22	2,180	2,448
Series 2012:
4% 9/1/32	7,460	7,504
5% 9/1/38	23,950	25,334
5% 11/15/43	4,395	4,702
Series 2013:
5% 11/15/28	2,875	3,195
5% 11/15/29	1,400	1,552
5% 5/15/43	10,085	10,806
Series 2014, 5% 8/1/38	10,950	12,468
Series 2015 A, 5% 11/15/45	2,410	2,702
Series 2015 B, 5% 11/15/27	3,160	3,658
Series 2015 C:
5% 8/15/35	6,425	7,091
5% 8/15/44	30,850	33,704
Series 2016 A:
5% 8/15/25	2,380	2,712
5% 8/15/26	3,180	3,654
5% 7/1/28	1,230	1,432
5% 2/15/29	5,140	5,945
5% 2/15/30	5,425	6,238
5% 7/1/30	710	816
5% 2/15/31	4,375	5,009
5% 7/1/31	535	612
5% 2/15/32	4,250	4,846
5% 7/1/34	4,600	5,212
5% 8/15/34	645	713
5.25% 8/15/27	2,255	2,623
5.25% 8/15/28	2,895	3,351
5.25% 8/15/30	2,225	2,548
Series 2016 B:
5% 8/15/31	7,365	8,546
5% 8/15/32	1,040	1,201
5% 8/15/34	7,515	8,630
5% 8/15/36	10,485	11,995
Series 2016 C:
3.75% 2/15/34	1,175	1,187
4% 2/15/36	4,815	5,028
4% 2/15/41	4,495	4,669
5% 2/15/24	535	605
5% 2/15/31	13,100	14,951
5% 2/15/32	1,500	1,706
5% 2/15/34	3,525	3,984
5% 2/15/41	8,865	9,954
Series 2016:
5% 5/15/29	1,255	1,442
5% 5/15/30	2,300	2,626
Series 2017 A, 5% 8/1/42	705	780
Series 2017:
5% 7/1/22	1,825	2,072
5% 1/1/24	3,250	3,814
5% 7/1/26	1,750	2,146
5% 1/1/29	3,350	4,081
5% 7/1/30	6,000	7,255
5% 7/1/32	8,495	10,181
5% 7/1/33	5,455	6,518
5% 7/1/34	4,485	5,343
5% 7/1/35	3,710	4,410
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/19	4,200	4,295
5.5% 1/1/31	4,640	5,254
Series 2010:
5% 1/1/18	7,600	7,600
5% 1/1/21 (FSA Insured)	2,600	2,748
5% 1/1/23 (FSA Insured)	6,600	6,972
Series 2012 A, 4% 1/1/23	2,020	2,047
Series 2012:
5% 8/1/19	2,500	2,585
5% 8/1/21	2,000	2,117
5% 3/1/23	4,150	4,399
5% 8/1/23	3,900	4,190
Series 2013, 5.5% 7/1/25	4,240	4,678
Series 2014:
5% 2/1/23	4,425	4,733
5% 2/1/25	3,630	3,905
5% 4/1/28	2,090	2,231
5% 5/1/28	2,150	2,296
5% 5/1/32	8,800	9,312
5.25% 2/1/30	9,200	9,907
Series 2016:
5% 11/1/20	3,745	3,943
5% 2/1/23	1,450	1,551
5% 2/1/24	8,005	8,639
5% 6/1/25	7,295	7,939
5% 11/1/25	2,400	2,617
5% 6/1/26	990	1,084
5% 2/1/27	7,035	7,700
5% 2/1/28	5,660	6,164
5% 2/1/29	5,320	5,764
Series 2017 D:
5% 11/1/22	19,650	21,029
5% 11/1/23	20,570	22,149
5% 11/1/24	28,800	31,238
5% 11/1/25	28,800	31,405
5% 11/1/26	20,570	22,551
5% 11/1/27	3,500	3,839
5% 2/1/26	2,325	2,497
Illinois Health Facilities Auth. Rev.:
(Delnor-Cmnty. Hosp. Proj.) Series 2002 D, 5.25% 5/15/32 (Pre-Refunded to 5/15/18 @ 100)	3,000	3,041
(Lutheran Gen. Health Care Sys. Proj.) Series C, 6% 4/1/18	1,480	1,496
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/25	8,110	9,585
5% 2/1/26	4,370	5,179
5% 2/1/31	3,275	3,839
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A:
5% 1/1/37	2,950	3,403
5% 1/1/40	13,300	15,295
Series 2015 B, 5% 1/1/40	7,400	8,525
Series 2016 A:
5% 12/1/31	6,635	7,773
5% 12/1/32	7,900	9,223
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/21 (AMBAC Insured)	3,095	2,824
0% 12/1/21 (Escrowed to Maturity)	1,905	1,769
6.5% 1/1/20 (AMBAC Insured)	2,755	2,998
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	7,000	8,046
5% 2/1/35	5,000	5,740
5% 2/1/36	5,200	5,961
Lake County Cmnty. High School District #117, Antioch Series B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,240	7,109
McHenry & Kane Counties Cmnty. Consolidated School District #158:
Series 2004, 0% 1/1/24 (FSA Insured)	4,300	3,623
0% 1/1/19 (Escrowed to Maturity)	45	44
0% 1/1/19 (Pre-Refunded to 1/1/19 @ 100)	2,955	2,892
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,610	3,354
Series 1994 A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,935	2,815
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,401
Series 2010 B1:
0% 6/15/43 (FSA Insured)	45,400	16,569
0% 6/15/44 (FSA Insured)	53,800	18,581
0% 6/15/45 (FSA Insured)	27,900	9,108
0% 6/15/47 (FSA Insured)	1,540	450
Series 2012 B, 0% 12/15/51	11,200	2,226
Series 1993:
0% 6/15/19	2,780	2,665
0% 6/15/19 (Escrowed to Maturity)	565	551
Series 1996 A, 0% 6/15/24	3,060	2,440
Series 2002:
5.5% 6/15/20	1,360	1,374
5.5% 6/15/20	265	268
Series 2017 B:
5% 12/15/26	3,325	3,788
5% 12/15/27	355	407
5% 12/15/31	675	759
5% 12/15/34	400	444
Series A, 0% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155	2,035
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,110	4,763
5% 6/1/28	2,260	2,597
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1991, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,000	7,544
Series 1999 A, 0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,965	4,545
Series 2010 A:
5% 4/1/25	5,125	5,446
5.25% 4/1/30	3,200	3,405
Series 2013:
6% 10/1/42	4,600	5,307
6.25% 10/1/38	4,530	5,301
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	5,065	3,921
0% 11/1/19 (Escrowed to Maturity)	675	652
0% 11/1/19 (FSA Insured)	4,325	4,152
Will County Illinois Series 2016:
5% 11/15/31	1,620	1,884
5% 11/15/32	1,235	1,431
5% 11/15/33	1,500	1,734
5% 11/15/34	1,500	1,729

TOTAL ILLINOIS		1,146,702

Indiana - 2.4%
Crown Point Multi-School Bldg. Corp. 0% 1/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,480	7,042
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.):
Series 2008 C, 5.375% 11/1/32 (Pre-Refunded to 11/1/18 @ 100)	7,815	8,064
Series 2009 A, 5.25% 11/1/39	5,300	5,662
Indiana Fin. Auth. Rev.:
(Trinity Health Cr. Group Proj.) Series 2009 A, 5.25% 12/1/38	8,000	8,554
Series 2012:
5% 3/1/30	3,900	4,307
5% 3/1/41	7,070	7,710
Series 2015 A, 5.25% 2/1/32	6,020	7,198
Series 2016:
4% 9/1/21	400	428
5% 9/1/22	300	339
5% 9/1/24	675	790
5% 9/1/26	1,075	1,291
5% 9/1/28	3,000	3,562
5% 9/1/29	1,000	1,179
5% 9/1/30	1,400	1,645
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	2,545	2,884
Series 2015 A:
5% 10/1/30	4,820	5,668
5% 10/1/45	23,360	27,073
Series 2011 A, 5.25% 10/1/25	1,750	1,966
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A, 5% 1/1/23 (Pre-Refunded to 7/1/21 @ 100)	1,800	1,998
Indianapolis Local Pub. Impt. Series 2016:
4% 1/1/32 (d)	1,000	1,061
4% 1/1/33 (d)	1,000	1,058
4% 1/1/35 (d)	2,780	2,927
5% 1/1/21 (d)	3,945	4,304
5% 1/1/22 (d)	7,000	7,799
5% 1/1/23 (d)	2,870	3,255
5% 1/1/26 (d)	1,055	1,248
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 7/15/18	400	405
5% 1/15/30	12,040	13,546
Zionsville Cmnty. Schools Bldg. Series 2005, 5% 7/15/20 (FSA Insured)	1,945	2,089

TOTAL INDIANA		135,052

Kansas - 0.5%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 C, 5.75% 11/15/38	10,600	11,389
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,860	2,112
5% 9/1/25	4,000	4,533
Series 2016 A:
5% 9/1/40	3,115	3,622
5% 9/1/45	5,000	5,795

TOTAL KANSAS		27,451

Kentucky - 0.4%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	650	707
5% 1/1/22	725	807
5% 1/1/23	425	482
5% 1/1/28	1,585	1,847
5% 1/1/31	1,500	1,723
5% 1/1/32	1,500	1,718
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017A, 5% 12/1/47 (FSA Insured)	1,330	1,427
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,900	3,347
5.75% 10/1/38	7,410	8,582
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	3,000	3,358

TOTAL KENTUCKY		23,998

Louisiana - 0.8%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/22 (FSA Insured)	4,000	4,501
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,500	1,769
5% 12/15/25	2,935	3,524
5% 12/15/26	260	316
5% 12/15/28	2,000	2,388
5% 12/15/29	335	398
5% 12/15/30	2,800	3,314
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/29 (d)	5,190	6,032
5% 1/1/30 (d)	4,665	5,393
5% 1/1/31 (d)	2,500	2,869
5% 1/1/40 (d)	6,885	7,757
Series 2017 B:
5% 1/1/27 (d)	400	483
5% 1/1/32 (d)	400	470
5% 1/1/33 (d)	700	820
5% 1/1/35 (d)	400	466
Series 2017 D2:
5% 1/1/27 (d)	500	604
5% 1/1/28 (d)	720	865
5% 1/1/31 (d)	300	354
5% 1/1/34 (d)	1,230	1,437
5% 1/1/36 (d)	935	1,089
5% 1/1/37 (d)	1,540	1,784

TOTAL LOUISIANA		46,633

Maine - 0.8%
Maine Health & Higher Ed. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,085	3,233
Series 2013, 5% 7/1/25	1,680	1,849
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
4% 7/1/41	1,820	1,714
4% 7/1/46	2,500	2,316
5% 7/1/41	8,610	9,283
5% 7/1/46	22,585	24,265
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	1,050	1,227
5% 7/1/36	2,600	3,013

TOTAL MAINE		46,900

Maryland - 0.6%
City of Westminster Series 2016:
5% 11/1/27	1,595	1,822
5% 11/1/28	2,750	3,139
5% 11/1/29	2,910	3,303
5% 11/1/30	3,085	3,496
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,250	1,429
5% 6/1/35	2,000	2,267
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D, 5% 3/31/46 (d)	3,000	3,346
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Anne Arundel Health Sys. Proj.) Series 2010, 5% 7/1/40 (Pre-Refunded to 7/1/19 @ 100)	2,000	2,101
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	2,630	3,008
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,865	3,136
Series 2016 A:
4% 7/1/42	1,450	1,489
5% 7/1/35	575	646
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	1,410	1,414
3% 11/1/25	1,030	1,035
5% 11/1/30	365	413

TOTAL MARYLAND		32,044

Massachusetts - 3.1%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	1,500	1,750
5% 7/1/45	1,495	1,740
Massachusetts Dev. Fin. Agcy. Rev.:
( Lawrence Gen. Hosp. MA. Proj.) Series 2017:
5% 7/1/30	625	703
5% 7/1/37	825	907
(Lawrence Gen. Hosp. MA. Proj.):
Series 2017:
5% 7/1/29	590	668
5% 7/1/31	660	739
series 2017, 5% 7/1/32	825	920
Series 2017:
5% 7/1/34	825	914
5% 7/1/42	740	810
5% 7/1/47	1,150	1,253
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,645	1,921
(Newbridge On The Charles Proj.) Series 2017:
4% 10/1/32 (c)	2,465	2,457
4.125% 10/1/42 (c)	2,960	2,917
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,190	3,851
5% 7/1/32	11,795	14,112
5% 7/1/34	3,475	4,131
Series 2017, 4% 7/1/41	8,225	8,748
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36	1,190	1,362
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	1,005	1,162
5% 10/1/29	1,110	1,281
5% 10/1/31	1,225	1,406
5% 10/1/32	1,285	1,468
Series 2016:
5% 10/1/29	1,000	1,200
5% 10/1/30	1,500	1,797
5% 7/1/31	1,675	1,937
5% 10/1/31	1,620	1,932
5% 7/1/46	1,390	1,561
Series BB1, 5% 10/1/46	415	486
Massachusetts Edl. Fing. Auth. Rev. Series 2017 B, 4.25% 7/1/46 (d)	8,015	8,263
Massachusetts Gen. Oblig.:
Series 2016 A, 5% 3/1/46	2,175	2,486
Series 2016 B:
5% 7/1/31	1,950	2,354
5% 7/1/32	3,405	4,093
Series 2016 J, 5% 12/1/36	4,505	5,416
Series 2017 A:
5% 4/1/36	2,115	2,539
5% 4/1/42	8,010	9,530
Series 2017 D:
5% 2/1/33	5,390	6,507
5% 2/1/34	9,840	11,835
5% 2/1/35	4,710	5,648
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22 (f)	1,640	1,647
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	2,100	2,517
5% 7/1/34	1,080	1,291
5% 7/1/35	2,055	2,453
5% 7/1/37	3,965	4,716
5% 7/1/38	1,570	1,865
Series 2016 B:
4% 7/1/46 (d)	10,130	10,583
5% 7/1/43 (d)	15,405	17,800
Series 2017 A:
5% 7/1/24 (d)	4,865	5,695
5% 7/1/25 (d)	1,810	2,146

TOTAL MASSACHUSETTS		173,517

Michigan - 1.9%
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	4,000	4,483
DeWitt Pub. Schools Gen. Oblig. 5% 5/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,650	1,669
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	2,360	2,760
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	2,500	2,780
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/34	5,000	5,932
5% 12/1/35	1,915	2,266
5% 12/1/42	1,615	1,884
Series 2012 A:
5% 6/1/20 (Escrowed to Maturity)	2,050	2,207
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	3,000	3,377
Series 2012, 5% 11/15/42	8,205	9,149
Series 2015 MI, 5% 12/1/24	4,445	5,236
Series MI, 5.5% 12/1/27	4,750	5,755
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,105	3,802
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5:
1.9%, tender 4/1/21 (a)	7,580	7,556
2.4%, tender 3/15/23 (a)	5,675	5,764
Series 2012 A, 5% 6/1/26	2,000	2,235
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	130	136
Portage Pub. Schools Series 2016:
5% 11/1/30	2,855	3,396
5% 11/1/31	2,525	2,991
5% 11/1/36	250	291
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (d)	6,995	8,276
Series 2015 G, 5% 12/1/28 (d)	5,500	6,473
Series 2017 A:
4% 12/1/33 (FSA Insured)	1,485	1,617
4% 12/1/34 (FSA Insured)	1,230	1,337
4% 12/1/35 (FSA Insured)	1,200	1,302
4% 12/1/36 (FSA Insured)	1,250	1,355
5% 12/1/31	375	448
5% 12/1/32	380	453
5% 12/1/34	700	836
5% 12/1/35	650	775
5% 12/1/37	430	506
Series 2017 B:
5% 12/1/29 (d)	600	714
5% 12/1/30 (d)	700	832
5% 12/1/31 (d)	800	948
5% 12/1/32 (d)	510	605
5% 12/1/32 (d)	650	767
5% 12/1/34 (d)	600	707
5% 12/1/35 (d)	650	764
5% 12/1/37 (d)	850	995
5% 12/1/42 (d)	1,000	1,163

TOTAL MICHIGAN		104,542

Minnesota - 0.1%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/29	2,830	3,254
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/44 (Pre-Refunded to 11/15/25 @ 100)	1,515	1,833

TOTAL MINNESOTA		5,087

Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/31	750	853
5% 3/1/36	1,500	1,675
Kansas City Spl. Oblig.:
5% 9/1/26	1,185	1,244
5% 9/1/27	490	514
5% 9/1/28	1,000	1,048
5% 9/1/29	1,000	1,048
5% 9/1/30	1,390	1,455
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	1,200	1,251
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	800	832
3.25% 2/1/28	800	836
4% 2/1/40	700	735
5% 2/1/31	2,595	3,015
5% 2/1/33	2,870	3,315
5% 2/1/36	2,300	2,640

TOTAL MISSOURI		20,461

Nebraska - 0.4%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017, 4% 7/1/34	1,000	1,088
Nebraska Pub. Pwr. District Rev. Series 2016 B, 5% 1/1/37	11,900	13,921
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/25 (d)	400	475
5% 12/15/26 (d)	1,440	1,732
5% 12/15/27 (d)	1,000	1,196
5% 12/15/30 (d)	1,500	1,777
5% 12/15/33 (d)	800	942
5% 12/15/35 (d)	2,000	2,344
5% 12/15/36 (d)	505	591
Series 2017 C, 4% 12/15/19 (d)	710	740
Series 2017A, 4% 12/15/18 (d)	325	332

TOTAL NEBRASKA		25,138

Nevada - 0.3%
Clark County Arpt. Rev. (Sub Lien Proj.) Series 2017 A-1:
5% 7/1/20 (d)	5,625	6,041
5% 7/1/21 (d)	5,600	6,158
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/23 (d)	1,000	1,152
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2011 C, 5% 6/1/24	5,415	5,986

TOTAL NEVADA		19,337

New Hampshire - 1.7%
New Hampshire Health & Ed. Facilities Auth.:
(Partners Healthcare Sys., Inc. Proj.):
Series 2017:
5% 7/1/29	3,515	4,267
5% 7/1/34	4,390	5,218
Series 2017:
5% 7/1/28	3,310	4,038
5% 7/1/30	2,110	2,547
5% 7/1/31	4,730	5,682
5% 7/1/32	3,165	3,787
5% 7/1/33	2,880	3,435
5% 7/1/35	4,605	5,461
5% 7/1/36	4,840	5,726
5% 7/1/37	4,260	5,027
5% 7/1/41	8,040	9,465
Series 2017 A, 5.25% 7/1/27 (c)	315	325
Series 2017 B, 4.125% 7/1/24 (c)	1,715	1,734
Series 2017 C, 3.5% 7/1/22 (c)	535	538
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	2,370	2,471
5% 7/1/24	1,000	1,120
5% 7/1/25	1,185	1,324
Series 2016:
3% 10/1/20	450	460
4% 10/1/38	1,915	1,985
5% 10/1/24	2,120	2,433
5% 10/1/25	2,100	2,437
5% 10/1/29	4,000	4,595
5% 10/1/31	5,210	5,937
5% 10/1/33	4,000	4,522
5% 10/1/38	5,550	6,212
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/19	2,000	2,072
5% 2/1/24	1,775	1,978

TOTAL NEW HAMPSHIRE		94,796

New Jersey - 5.4%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	1,040	1,233
5% 7/1/30 (FSA Insured)	2,540	3,000
5% 7/1/32 (FSA Insured)	1,250	1,464
5% 7/1/33 (FSA Insured)	1,300	1,518
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	10,585	11,966
Series 2017 B:
5% 11/1/23	10,800	12,081
5% 11/1/24	4,200	4,734
Series 2009 AA, 5.5% 12/15/29	1,335	1,401
Series 2013 NN, 5% 3/1/27	69,700	75,934
Series 2013:
5% 3/1/23	16,605	18,332
5% 3/1/24	17,000	18,614
5% 3/1/25	1,900	2,075
Series 2015 XX:
5% 6/15/22	2,645	2,888
5% 6/15/23	5,000	5,544
5.25% 6/15/27	17,000	19,366
Series 2016 AAA:
5.5% 6/15/31	2,000	2,347
5.5% 6/15/32	5,000	5,846
Series 2016 BBB:
5% 6/15/21	3,000	3,227
5% 6/15/22	4,850	5,296
5% 6/15/23	7,810	8,660
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017:
5% 10/1/21 (d)	1,500	1,595
5% 10/1/22 (d)	945	1,017
5% 10/1/23 (d)	1,500	1,633
5% 10/1/37 (d)	4,270	4,677
5% 10/1/47 (d)	9,000	9,773
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,100	1,259
5% 7/1/32	4,000	4,564
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/21	270	295
5% 7/1/22	270	302
5% 7/1/23	940	1,068
5% 7/1/24	1,750	2,016
5% 7/1/25	1,810	2,109
5% 7/1/26	1,105	1,298
5% 7/1/26	270	317
5% 7/1/27	405	471
5% 7/1/27	750	889
5% 7/1/29	500	577
5% 7/1/30	560	641
5% 7/1/30	1,000	1,166
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (d)	1,210	1,348
5% 12/1/23 (d)	2,025	2,293
5% 12/1/26 (d)	1,000	1,163
Series 2017 1B, 5% 12/1/21 (d)	1,280	1,400
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	3,900	4,387
Series 2014 AA:
5% 6/15/23	20,645	22,926
5% 6/15/24	10,000	11,196
Series 2016 A:
5% 6/15/27	1,640	1,881
5% 6/15/28	6,000	6,846
5% 6/15/29	600	682
Series 2016 A-2, 5% 6/15/23	4,330	4,822
South Jersey Port Corp. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B:
5% 1/1/42 (d)	2,465	2,703
5% 1/1/48 (d)	1,645	1,799
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 1/1/37 (d)	820	901

TOTAL NEW JERSEY		305,540

New York - 5.0%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,050	1,143
4% 7/1/34	1,050	1,139
(Memorial Sloan-Kettring Cancer Ctr.):
Series 2017 1, 5% 7/1/42	2,415	2,877
Series 2017:
4% 7/1/34	1,000	1,090
4% 7/1/35	1,060	1,152
4% 7/1/36	1,000	1,085
Series 2017:
5% 12/1/23 (c)	1,400	1,571
5% 12/1/24 (c)	1,300	1,477
5% 12/1/25 (c)	1,400	1,610
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A:
5.75% 2/15/47	5,550	6,114
5.75% 2/15/47 (Pre-Refunded to 2/15/21 @ 100)	255	286
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	13,000	14,271
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	15,800	17,814
New York City Gen. Oblig.:
Series 2003 A, 5.5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5	5
Series 2009, 5.625% 4/1/29	120	126
Series 2012 A1, 5% 8/1/24	7,400	8,217
Series 2016 C and D, 5% 8/1/28	2,625	3,160
Series 2016 E, 5% 8/1/28	4,400	5,347
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) 5% 1/1/19 (AMBAC Insured)	3,735	3,746
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	4,725	4,757
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011 EE, 5.375% 6/15/43	42,080	46,281
Series 2012 EE, 5.25% 6/15/30	7,200	8,195
Series 2013 BB, 5% 6/15/47	8,985	10,141
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S1:
5.5% 7/15/38	1,600	1,635
5.625% 7/15/38	2,825	2,888
Series 2009 S3, 5.25% 1/15/34	15,900	16,499
New York City Transitional Fin. Auth. Rev. Series 2015 E1, 5% 2/1/41	2,725	3,195
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	5,600	6,342
New York Dorm. Auth. Personal Income Tax Rev. Series 2014 A, 5% 2/15/39 (Pre-Refunded to 2/15/19 @ 100)	5	5
New York Dorm. Auth. Revs. Series 2010 A, 5% 7/1/26	4,000	4,320
New York Dorm. Auth. Sales Tax Rev. Series 2016 A:
5% 3/15/31	7,600	9,243
5% 3/15/32	3,400	4,120
5% 3/15/34	5,500	6,621
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	25,900	29,810
Series 2012 F, 5% 11/15/24	12,400	14,278
Series 2014 B, 5% 11/15/44	8,500	9,620
Series 2015 A1, 5% 11/15/45	4,850	5,538
New York State Dorm. Auth. Series A, 5% 2/15/39	225	233
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	2,200	2,420
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	6,300	7,558
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	5,400	6,518
Niagara Falls City Niagara County Pub. Impt. 7.5% 3/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	460	464
Rockland County Gen. Oblig. Series 2014 A, 4% 3/1/24 (FSA Insured)	1,375	1,508
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,000	4,771

TOTAL NEW YORK		279,190

North Carolina - 0.8%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,530	1,875
5% 7/1/33	1,255	1,518
5% 7/1/37	3,515	4,217
Series 2017 B:
5% 7/1/29 (d)	235	287
5% 7/1/30 (d)	255	308
5% 7/1/31 (d)	480	578
5% 7/1/32 (d)	505	604
5% 7/1/33 (d)	530	631
5% 7/1/34 (d)	555	659
5% 7/1/35 (d)	380	450
5% 7/1/36 (d)	310	367
5% 7/1/37 (d)	365	431
5% 7/1/42 (d)	1,180	1,388
Series 2017 C:
4% 7/1/33	1,745	1,919
4% 7/1/35	2,470	2,692
5% 7/1/31	3,920	4,792
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	4,625	4,977
North Carolina Med. Care Cmnty. Health:
Series 2012 A, 5% 11/15/26	1,295	1,439
Series 2017:
5% 10/1/27	1,000	1,235
5% 10/1/31	1,700	2,052
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	7,830	8,367
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A:
5% 1/1/30	670	691
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,630	1,687

TOTAL NORTH CAROLINA		43,164

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	4,600	4,886
Ohio - 2.0%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,300	8,338
Allen County Hosp. Facilities Rev.:
( Mercy Health) Series 2017 A, 5% 8/1/26	1,635	1,960
(Mercy Health) Series 2017 A:
5% 8/1/25	2,460	2,914
5% 8/1/27	2,045	2,476
5% 8/1/28	2,045	2,474
5% 8/1/29	4,100	4,927
5% 8/1/30	3,495	4,176
Bonds Series 2017 B, 5%, tender 5/5/22 (a)	1,035	1,157
American Muni. Pwr., Inc. Rev.:
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	2,500	2,744
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	12,100	13,991
Cleveland Parking Facilities Rev.:
5.25% 9/15/18 (Escrowed to Maturity)	640	657
5.25% 9/15/18 (FSA Insured)	1,360	1,394
Columbus City School District 5% 12/1/29	1,800	2,182
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	6,675	7,699
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/25	3,595	4,109
Lake County Hosp. Facilities Rev.:
Series 2015:
5% 8/15/29	1,000	1,150
5% 8/15/30	1,505	1,722
6% 8/15/43	800	822
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	6,000	7,150
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	3,600	3,881
5% 2/15/44	200	214
5% 2/15/48	11,600	12,375
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	1,705	2,097
5% 1/1/30	5,265	6,464
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,195	2,579
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	9,500	11,031
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	615	655
5% 12/1/42	780	823

TOTAL OHIO		112,161

Oklahoma - 0.2%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	3,900	4,706
5% 9/1/28	2,860	3,416
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,270	1,513
5% 10/1/29	700	832
5% 10/1/36	1,000	1,169
5% 10/1/39	1,850	2,154

TOTAL OKLAHOMA		13,790

Oregon - 0.3%
Clackamas County Hosp. Facility Auth.:
(Willamette View Proj.) Series 2017 B, 3% 11/15/22	660	657
(Williamette View, Inc.) Series 2017 A:
5% 11/15/47 (c)	500	532
5% 11/15/52 (c)	500	527
Clackamas County School District #7J 5.25% 6/1/24 (FSA Insured)	2,605	3,143
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/30	1,000	1,061
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	780	863
Washington County School District #15 5.5% 6/15/21 (FSA Insured)	1,060	1,193
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/32	3,000	3,647
5% 6/15/34	3,500	4,229

TOTAL OREGON		15,852

Pennsylvania - 4.5%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 5.625% 8/15/39	6,225	6,607
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,600	3,107
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	1,070	1,274
5% 6/1/29	1,170	1,388
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,005	3,938
Series B, 1.8%, tender 8/15/22 (a)	5,330	5,244
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	1,000	1,182
5% 7/1/27	1,000	1,184
5% 7/1/28	1,000	1,179
5% 7/1/34	3,680	4,240
5% 7/1/36	2,000	2,295
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	2,000	2,036
Series 2012 A, 5% 6/1/27	4,105	4,628
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	1,320	1,445
5% 10/1/22	1,380	1,539
5% 10/1/23	315	357
5% 10/1/24	1,165	1,338
Series 2016 A:
5% 10/1/29	2,600	3,015
5% 10/1/31	4,575	5,247
5% 10/1/36	5,400	6,057
5% 10/1/40	3,310	3,668
Northampton County Gen. Purp. Auth. Hosp. Rev. Series 2016 A, 5% 8/15/46	24,875	27,829
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	5,300	5,351
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ.) Series 2017:
5% 5/1/37	1,565	1,822
5% 5/1/41	3,750	4,367
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,900	3,069
Series 2016:
5% 5/1/32	1,255	1,461
5% 5/1/33	1,700	1,973
5% 5/1/35	2,745	3,171
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	1,000	1,197
5% 7/1/27	800	981
Series 2017 B:
5% 7/1/22 (d)	2,200	2,473
5% 7/1/22	290	329
5% 7/1/23 (d)	1,500	1,719
5% 7/1/23	500	579
5% 7/1/25 (d)	3,500	4,118
5% 7/1/26 (d)	3,000	3,573
5% 7/1/27 (d)	2,500	3,018
5% 7/1/28 (d)	3,000	3,583
5% 7/1/29 (d)	2,250	2,671
5% 7/1/32 (d)	3,000	3,514
5% 7/1/33 (d)	2,250	2,630
5% 7/1/34 (d)	4,000	4,664
5% 7/1/37 (d)	4,500	5,227
5% 7/1/42 (d)	11,000	12,727
5% 7/1/47 (d)	11,000	12,678
Philadelphia Gas Works Rev. Series 9:
5.25% 8/1/40	2,295	2,459
5.25% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	1,455	1,583
Philadelphia School District:
Series 2016 D, 5% 9/1/28	8,100	9,261
Series 2016 F:
5% 9/1/28	14,010	16,018
5% 9/1/29	26,200	29,742
Series F:
5% 9/1/30	6,795	7,670
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	25
Scranton-Lackawanna Health & Welfare Auth. Rev. (Marywood Univ. Proj.) Series 2016, 5% 6/1/46	4,000	4,080
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/22 (Pre-Refunded to 6/1/21 @ 100)	1,000	1,106
5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	2,500	2,764
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,275	1,467

TOTAL PENNSYLVANIA		251,867

Rhode Island - 0.4%
Rhode Island Comm Corp. Rev. Series 2016 A:
5% 6/15/23	5,405	6,241
5% 6/15/24	2,720	3,201
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	650	716
5% 9/1/36	5,620	6,088
Series 2016, 5% 5/15/39	4,800	5,340

TOTAL RHODE ISLAND		21,586

South Carolina - 2.6%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,745	3,235
5% 12/1/28	5,665	6,613
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	7,700	8,705
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (d)	6,375	7,322
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	34,335	39,032
Series 2014 A:
5% 12/1/49	2,300	2,559
5.5% 12/1/54	13,185	15,036
Series 2014 C, 5% 12/1/46	3,985	4,482
Series 2015 A, 5% 12/1/50	4,025	4,519
Series 2015 C, 5% 12/1/22	8,440	9,585
Series 2015 E, 5.25% 12/1/55	5,900	6,766
Series 2016 A, 5% 12/1/38	300	342
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	2,470	2,875
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,410	15,949
4% 4/15/48	10,745	11,065
5% 4/15/48	8,060	9,201

TOTAL SOUTH CAROLINA		147,286

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
( Avera Health Proj.) Series 2017, 5% 7/1/31	655	780
Series 2017:
5% 7/1/26	300	363
5% 7/1/28	300	363
5% 7/1/29	570	686

TOTAL SOUTH DAKOTA		2,192

Tennessee - 0.4%
Jackson Hosp. Rev. 5.75% 4/1/41	1,785	1,804
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B:
5.75% 7/1/23 (d)	5,820	6,347
5.75% 7/1/24 (d)	2,400	2,619
Tennessee Engy Acq Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	10,595	11,604

TOTAL TENNESSEE		22,374

Texas - 10.7%
Argyle Independent School District 5.25% 8/15/40 (FSA Insured)	125	125
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	1,000	1,165
5% 11/15/27 (d)	1,250	1,449
5% 11/15/28 (d)	1,000	1,154
5% 11/15/39 (d)	9,700	10,966
5% 11/15/44 (d)	23,455	26,315
Series 2017 B:
5% 11/15/28 (d)	1,000	1,185
5% 11/15/30 (d)	1,540	1,811
5% 11/15/32 (d)	1,215	1,423
5% 11/15/35 (d)	1,250	1,452
5% 11/15/37 (d)	1,410	1,632
5% 11/15/41 (d)	5,705	6,583
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,900	2,672
Austin Independent School District Series 2016 A, 5% 8/1/30	3,995	4,841
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016:
5% 11/15/28	1,000	1,218
5% 11/15/29	3,000	3,638
Central Reg'l. Mobility Auth. Series 2015 A:
5% 1/1/30	1,650	1,907
5% 1/1/32	1,000	1,146
5% 1/1/45	6,000	6,766
Coppell Independent School District 0% 8/15/20	2,000	1,912
Corpus Christi Util. Sys. Rev.:
5% 7/15/21	4,500	4,984
5% 7/15/22	2,500	2,830
5% 7/15/24	2,255	2,544
Cypress-Fairbanks Independent School District Series 2014 C, 5% 2/15/44	5,300	6,021
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	2,900	3,422
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2010 A, 5% 11/1/42	14,800	15,934
Series 2012 D, 5% 11/1/42 (d)	2,370	2,581
Series 2012 H, 5% 11/1/42 (d)	2,740	2,984
Series 2014 D, 5% 11/1/23 (d)	2,795	3,213
Dallas Gen. Oblig. Series 2017:
5% 2/15/28	7,800	9,416
5% 2/15/29	5,410	6,501
5% 2/15/30	7,800	9,325
DeSoto Independent School District 0% 8/15/20	3,335	3,188
El Paso Gen. Oblig. Series 2016:
5% 8/15/34	6,345	7,476
5% 8/15/35	6,000	7,065
5% 8/15/36	4,000	4,706
Fort Worth Independent School District Series 2016, 5% 2/15/28	3,635	4,406
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	1,290	1,450
5.25% 10/1/51	53,600	61,070
5.5% 4/1/53	5,440	6,205
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	14,050	15,400
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,345	1,586
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,551
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	3,939
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (d)	3,000	3,292
5% 7/1/25 (d)	1,500	1,636
Series 2012 A, 5% 7/1/21 (d)	3,785	4,162
Houston Gen. Oblig. Series 2017 A:
4% 3/1/34	1,500	1,631
5% 3/1/29	3,805	4,600
5% 3/1/30	4,235	5,070
5% 3/1/31	4,635	5,532
Houston Independent School District Series 2017, 5% 2/15/35	2,700	3,237
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,405	2,809
Series 2016 B, 5% 11/15/33	2,200	2,629
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/30	1,895	2,167
5% 10/15/32	1,000	1,135
5% 10/15/37	1,125	1,262
5% 10/15/38	1,600	1,792
5% 10/15/44	1,090	1,215
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/27 (d)	2,150	2,537
5% 11/1/29 (d)	2,000	2,338
5% 11/1/32 (d)	3,690	4,274
Series 2017:
5% 11/1/24 (d)	1,000	1,168
5% 11/1/25 (d)	1,000	1,182
5% 11/1/26 (d)	1,000	1,196
5% 11/1/27 (d)	1,000	1,189
5% 11/1/28 (d)	1,500	1,774
5% 11/1/30 (d)	1,000	1,174
5% 11/1/31 (d)	1,500	1,759
5% 11/1/32 (d)	1,330	1,554
5% 11/1/33 (d)	1,000	1,164
5% 11/1/34 (d)	1,000	1,161
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	2,200	2,578
5% 5/15/30	5,000	5,811
Mansfield Independent School District 5.5% 2/15/18	40	40
Midway Independent School District Series 2000, 0% 8/15/19	3,600	3,510
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
4% 8/15/33	2,460	2,607
4% 8/15/40	6,160	6,440
5% 8/15/27	265	322
5% 8/15/29	2,000	2,395
5% 8/15/47	1,880	2,178
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/30	3,415	3,951
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/35	2,200	2,594
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	1,000	1,179
5% 1/1/33	1,180	1,399
5% 1/1/34	1,500	1,773
5% 1/1/34	3,000	3,762
5% 1/1/36	6,000	7,064
5% 1/1/37	8,000	9,398
5% 1/1/38	3,250	3,673
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	895	1,024
5% 1/1/30	425	503
5% 1/1/31	595	699
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	7,200	9,010
Series 2009 A, 6.25% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	8,290	8,676
Series 2009, 6.25% 1/1/39	1,910	1,991
Series 2011 A, 5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	2,315	2,607
Series 2014 A:
5% 1/1/23	1,640	1,876
5% 1/1/25	5,000	5,837
Series 2015 A, 5% 1/1/32	2,695	3,121
Series 2015 B, 5% 1/1/40	8,000	8,878
Series 2016 A, 5% 1/1/31	7,720	9,105
6% 1/1/23	590	590
6% 1/1/24	230	230
Northside Independent School District Bonds 2%, tender 6/1/21 (a)	2,035	2,039
San Antonio Arpt. Sys. Rev.:
Series 2007 (AMT), 5.25% 7/1/20 (FSA Insured) (d)	3,215	3,224
Series 2007 (AMT-SUB LIEN), 5.25% 7/1/20 (FSA Insured) (d)	2,775	2,783
San Antonio Elec. & Gas Sys. Rev. Series 2012, 5.25% 2/1/25	4,200	5,131
San Antonio Independent School District Series 2016, 5% 8/15/31	3,485	4,201
Southwest Higher Ed. Auth. Rev.:
( Southern Methodist Univ., TX Proj.) Series 2017, 5% 10/1/39	745	883
(Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/25	9,345	11,213
5% 10/1/27	5,000	6,050
5% 10/1/28	5,000	6,042
5% 10/1/29	5,000	6,007
(Southern Methodist Univ., TX. Proj.):
Series 2017:
5% 10/1/30	700	850
5% 10/1/40	700	829
5% 10/1/31	630	762
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Hendrick Med. Ctr. Proj.) Series 2009 B:
5.25% 9/1/26 (Assured Guaranty Corp. Insured)	1,785	1,886
5.25% 9/1/27 (Assured Guaranty Corp. Insured)	2,375	2,508
(Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43	4,000	4,495
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	5,000	5,346
5% 2/15/25	690	825
5% 2/15/34	1,900	2,244
Texas Gen. Oblig.:
Series 2017 B, 5% 10/1/34	16,400	19,894
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	385	388
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	5,200	5,811
Series 2013, 6.75% 6/30/43 (d)	12,600	14,792
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	4,265	5,203
5% 3/15/31	3,250	3,917
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	6,180	7,299
5% 2/15/33	4,000	4,711
5% 2/15/34	4,000	4,698
5% 2/15/35	4,000	4,689
5% 2/15/36	3,000	3,512
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	2,100	2,519
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,640	1,993
Weatherford Independent School District 0% 2/15/33	6,985	4,447

TOTAL TEXAS		598,808

Utah - 1.4%
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/22 (d)	1,600	1,806
5% 7/1/24 (d)	1,750	2,057
5% 7/1/25 (d)	2,000	2,391
5% 7/1/27 (d)	2,585	3,155
5% 7/1/29 (d)	3,030	3,644
5% 7/1/30 (d)	2,250	2,691
5% 7/1/31 (d)	4,650	5,532
5% 7/1/32 (d)	5,050	5,980
5% 7/1/33 (d)	3,200	3,778
5% 7/1/34 (d)	8,755	10,303
5% 7/1/35 (d)	3,200	3,757
5% 7/1/36 (d)	4,300	5,041
5% 7/1/37 (d)	3,450	4,035
5% 7/1/42 (d)	19,710	22,946
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/22	3,180	3,612

TOTAL UTAH		80,728

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	4,000	4,409
5% 10/15/46	3,700	4,055

TOTAL VERMONT		8,464

Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/25	4,665	5,419
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	635	640
Series 2016:
4% 6/15/37	600	618
5% 6/15/27	1,500	1,764
5% 6/15/30	250	288
5% 6/15/35	2,200	2,498
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	1,000	1,165
5% 1/1/40	1,750	2,028
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/31	3,750	4,602
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (d)	6,000	6,493
5% 1/1/40 (d)	1,200	1,291
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,500	2,925
5% 1/1/34	1,500	1,732
5% 1/1/35	1,500	1,729

TOTAL VIRGINIA		33,192

Washington - 1.6%
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,030	1,960
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (d)	3,500	4,134
5% 10/1/30 (d)	1,000	1,171
Series 2016, 5% 2/1/26	2,000	2,426
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (d)	1,340	1,465
5% 6/1/22 (d)	1,000	1,116
5% 6/1/24 (d)	1,000	1,123
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	5,600	6,405
5% 12/1/27	2,625	2,989
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	2,700	3,177
5% 2/1/34	4,165	4,890
Series 2017 D, 5% 2/1/33	3,655	4,380
Series R-2017 A, 5% 8/1/30	1,635	1,977
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	5,000	5,150
(Overlake Hosp. Med. Ctr.) Series 2010, 5.7% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	11,300	12,402
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	395	464
5% 7/1/27	1,550	1,855
5% 7/1/28	1,875	2,249
5% 7/1/30	405	480
5% 7/1/32	2,000	2,351
5% 7/1/33	2,835	3,319
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33 (a)	1,500	1,544
Series 2012 A, 5% 10/1/25	5,130	5,882
Series 2015:
5% 1/1/25	2,000	2,358
5% 1/1/27	1,610	1,901
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/27	2,140	2,497
5% 10/1/28	2,205	2,557
5% 10/1/35	2,270	2,559
5% 10/1/36	2,435	2,741
5% 10/1/40	2,805	3,137

TOTAL WASHINGTON		90,659

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(d)	1,750	1,721
1.9%, tender 4/1/19 (a)	9,125	9,099
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	6,500	7,455

TOTAL WEST VIRGINIA		18,275

Wisconsin - 1.2%
Pub. Fin. Auth. Rev. (Denver Great Hall LLC. Proj.):
Series 2017 5% 9/30/37 (d)	2,500	2,874
Series 2017, 5% 9/30/49 (d)	7,500	8,541
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/25 (c)	1,110	1,244
5% 5/15/28 (c)	1,025	1,140
5.25% 5/15/37 (c)	325	357
5.25% 5/15/42 (c)	400	438
5.25% 5/15/47 (c)	400	436
5.25% 5/15/52 (c)	750	815
Series 2017 B-1 3.95% 11/15/24 (c)	340	346
Series 2017 B-2, 3.5% 11/15/23 (c)	430	434
Series 2017 B-3, 3% 11/15/22 (c)	595	597
Pub. Fin. Auth. Wis Edl. Facilities Series 2016:
5% 1/1/37	5,335	5,660
5% 1/1/42	4,265	4,497
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	5,000	5,840
Series 2010:
5.75% 7/1/30	1,675	1,825
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	980	1,076
Series 2014, 4% 5/1/33	3,015	3,043
Series 2016 A:
5% 2/15/28	2,375	2,758
5% 2/15/29	3,080	3,557
5% 2/15/30	3,390	3,888
Series 2016, 4% 2/15/38	1,205	1,261
Series 2017 A:
5% 9/1/33	1,720	1,949
5% 9/1/35	1,900	2,143
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	2,375	2,592
Series 2013 B:
5% 7/1/27	1,205	1,368
5% 7/1/36	5,000	5,544
Series 2012:
4% 10/1/23	2,500	2,705
5% 6/1/27	1,925	2,123

TOTAL WISCONSIN		69,051

Wyoming - 0.2%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	8,600	9,102
TOTAL MUNICIPAL BONDS
(Cost $5,310,523)		5,529,616
	Shares	Value (000s)

Money Market Funds - 0.0%
Fidelity Municipal Cash Central Fund, 1.75% (g)(h)
(Cost $100)	99,990	100
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $5,310,623)		5,529,716
NET OTHER ASSETS (LIABILITIES) - 1.6%		87,504
NET ASSETS - 100%		$5,617,220

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,117,000 or 0.7% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,647,000 or 0.0% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	9/3/92	$1,611

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$250
Total	$250

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,529,616	$--	$5,529,616	$--
Money Market Funds	100	100	--	--
Total Investments in Securities:	$5,529,716	$100	$5,529,616	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	28.8%
Transportation	25.6%
Health Care	22.3%
Electric Utilities	5.2%
Education	5.0%
Others* (Individually Less Than 5%)	13.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,310,523)	$5,529,616
Fidelity Central Funds (cost $100)	100
Total Investment in Securities (cost $5,310,623)		$5,529,716
Cash		31,520
Receivable for fund shares sold		4,251
Interest receivable		62,749
Distributions receivable from Fidelity Central Funds		13
Prepaid expenses		9
Other receivables		7
Total assets		5,628,265
Liabilities
Payable for fund shares redeemed	$4,481
Distributions payable	4,373
Accrued management fee	1,664
Other affiliated payables	461
Other payables and accrued expenses	66
Total liabilities		11,045
Net Assets		$5,617,220
Net Assets consist of:
Paid in capital		$5,364,892
Undistributed net investment income		262
Accumulated undistributed net realized gain (loss) on investments		32,973
Net unrealized appreciation (depreciation) on investments		219,093
Net Assets, for 428,260 shares outstanding		$5,617,220
Net Asset Value, offering price and redemption price per share ($5,617,220 ÷ 428,260 shares)		$13.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Interest		$193,085
Income from Fidelity Central Funds		249
Total income		193,334
Expenses
Management fee	$19,722
Transfer agent fees	4,656
Accounting fees and expenses	680
Custodian fees and expenses	42
Independent trustees' fees and expenses	21
Registration fees	119
Audit	74
Legal	14
Miscellaneous	47
Total expenses before reductions	25,375
Expense reductions	(69)	25,306
Net investment income (loss)		168,028
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	106,764
Fidelity Central Funds	(1)
Capital gain distributions from Fidelity Central Funds	1
Total net realized gain (loss)		106,764
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	80,672
Total change in net unrealized appreciation (depreciation)		80,672
Net gain (loss)		187,436
Net increase (decrease) in net assets resulting from operations		$355,464

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$168,028	$184,568
Net realized gain (loss)	106,764	79,050
Change in net unrealized appreciation (depreciation)	80,672	(262,087)
Net increase (decrease) in net assets resulting from operations	355,464	1,531
Distributions to shareholders from net investment income	(167,561)	(184,374)
Distributions to shareholders from net realized gain	(78,395)	(64,220)
Total distributions	(245,956)	(248,594)
Share transactions
Proceeds from sales of shares	733,214	1,105,644
Reinvestment of distributions	168,072	169,290
Cost of shares redeemed	(870,774)	(1,320,301)
Net increase (decrease) in net assets resulting from share transactions	30,512	(45,367)
Redemption fees	–	120
Total increase (decrease) in net assets	140,020	(292,310)
Net Assets
Beginning of period	5,477,200	5,769,510
End of period	$5,617,220	$5,477,200
Other Information
Undistributed net investment income end of period	$262	$–
Distributions in excess of net investment income end of period	$–	$(138)
Shares
Sold	56,029	82,590
Issued in reinvestment of distributions	12,884	12,685
Redeemed	(66,718)	(98,640)
Net increase (decrease)	2,195	(3,365)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$13.44	$13.53	$12.68	$13.57
Income from Investment Operations
Net investment income (loss)A	.399	.437	.460	.475	.479
Net realized and unrealized gain (loss)	.444	(.428)	(.021)	.851	(.873)
Total from investment operations	.843	.009	.439	1.326	(.394)
Distributions from net investment income	(.398)	(.437)	(.462)	(.476)	(.478)
Distributions from net realized gain	(.185)	(.152)	(.067)	–	(.018)
Total distributions	(.583)	(.589)	(.529)	(.476)	(.496)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.12	$12.86	$13.44	$13.53	$12.68
Total ReturnC	6.67%	(.01)%	3.31%	10.59%	(2.94)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.48%	.47%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.48%	.47%	.46%
Expenses net of all reductions	.46%	.46%	.48%	.47%	.46%
Net investment income (loss)	3.05%	3.22%	3.42%	3.58%	3.65%
Supplemental Data
Net assets, end of period (in millions)	$5,617	$5,477	$5,770	$5,745	$5,337
Portfolio turnover rateF	37%	25%	14%	9%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, deferred trustees compensation and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$232,655
Gross unrealized depreciation	(13,011)
Net unrealized appreciation (depreciation)	$219,644
Tax Cost	$5,310,072

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$32,973
Net unrealized appreciation (depreciation) on securities and other investments	$219,645

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$167,561	$184,374
Long-term Capital Gains	78,395	64,220
Total	$245,956	$ 248,594

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,018,691 and $2,051,242, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $35.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $34.

8. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Advisor Municipal Income Fund. In addition, the Board approved the creation of additional classes of shares that will commence operations in March 2018. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Advisor Municipal Income Fund in exchange for corresponding shares of the Fund equal in value to the net assets of Fidelity Advisor Municipal Income Fund on the day the reorganization is effective. The reorganization provides shareholders of Fidelity Advisor Municipal Income Fund access to a larger portfolio with similar investment objectives.

The reorganization does not require Fidelity Advisor Municipal Income Fund's shareholder approval and is expected to become effective in March 2018. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.45%	$1,000.00	$1,028.90	$2.30
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Municipal Income Fund voted to pay on February 12, 2018, to shareholders of record at the opening of business on February 9, 2018, a distribution of $0.077 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $104,460,856, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends was free from federal income tax, and 11.38% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Ohio Municipal Income Fund Fidelity® Ohio Municipal Money Market Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	6.03%	3.40%	4.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,476	Fidelity® Ohio Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Kevin Ramundo and Mark Sommer:  For the year, the fund gained 6.03%, performing roughly in line, net of fees, with the 6.00% return of the Bloomberg Barclays Ohio 4+ year Enhanced Municipal Bond Index. The fund’s continued overweighting in hospital bonds helped the fund’s performance versus the benchmark, as did security selection within this group. Our holdings here, some of which we added in the first half of the period when we saw attractive valuations among newly issued securities, were supported partly by strong demand for higher-yielding securities and demand from investors wanting to cash in on a trend toward industry consolidation. We continued to prioritize investments in hospitals we thought were likely acquisition candidates. In our experience, mergers can result in credit improvement and price appreciation for the bonds of acquired hospitals. The fund’s underweighting in toll roads, in general, and the Ohio Turnpike, specifically, also proved beneficial given their underperformance. Detracting to a degree was the fund’s underweighting in bonds issued by the state of Ohio, including general oblation securities (GOs). These bonds generally performed well given the state’s fiscal and economic strength.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2017

% of fund's net assets
Health Care	30.9
General Obligations	24.4
Education	20.8
Water & Sewer	6.8
Escrowed/Pre-Refunded	5.7

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	5.2%
AA,A	84.8%
BBB	6.4%
BB and Below	2.0%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	0.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 99.1%
	Principal Amount	Value
Guam - 0.8%
Guam Gov't. Ltd. Oblig. Rev. Series 2016 A, 5% 12/1/21	2,000,000	2,194,540
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/18 (a)	$950,000	$968,326
6.25% 10/1/34 (a)	900,000	1,045,314
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,116,730

TOTAL GUAM		5,324,910

Ohio - 98.3%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:
5% 11/15/22	1,000,000	1,123,720
5% 11/15/23	3,245,000	3,641,539
Series 2016:
5% 11/15/22	1,020,000	1,138,116
5.25% 11/15/34	1,500,000	1,736,955
5.25% 11/15/41	10,295,000	11,809,806
Allen County Hosp. Facilities Rev.:
(Catholic Healthcare Partners Proj.) Series 2010 B, 5.25% 9/1/27	5,000,000	5,461,150
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,241,000
5% 8/1/42	3,375,000	3,891,578
Bonds Series 2017 B, 5%, tender 5/5/22 (b)	3,000,000	3,352,320
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.) Series 2012 B, 5.25% 2/15/26 (Pre-Refunded to 2/15/22 @ 100)	6,875,000	7,791,438
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,619,419
5% 2/15/42	3,000,000	3,413,760
Beavercreek City School District Series 2015:
5% 12/1/28	1,500,000	1,800,885
5% 12/1/29	1,500,000	1,797,660
Bowling Green Univ. Gen. Receipts Series 2016 A:
5% 6/1/42	1,000,000	1,158,200
5% 6/1/44	6,080,000	7,032,493
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,721,172
(UC Health Proj.) 5.5% 11/1/40	2,030,000	2,230,483
Series 2016 X:
5% 5/15/31	3,225,000	4,061,501
5% 5/15/32	3,950,000	5,004,966
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) 5% 12/15/26	4,000,000	4,718,120
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,200,276
Cincinnati Wtr. Sys. Rev. Series 2015 A, 5% 12/1/40	3,260,000	3,841,649
Cleveland Gen. Oblig.:
Series 2012, 5% 12/1/25	2,350,000	2,693,570
Series 2015:
5% 12/1/26	1,500,000	1,791,390
5% 12/1/27	2,000,000	2,378,960
5% 12/1/29	1,250,000	1,469,100
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,229,352
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,257,490
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,437,213
Series 2015 A:
5% 12/1/24	3,725,000	4,305,690
5% 12/1/27	1,750,000	2,011,170
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,395,668
5% 11/15/35	1,245,000	1,459,202
5% 11/15/36	450,000	526,725
5% 11/15/45	2,000,000	2,324,000
Cleveland Pub. Pwr. Sys. Rev. Series 2016 A, 5% 11/15/22 (FSA Insured)	3,970,000	4,503,806
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,137,152
5% 6/1/25	2,500,000	2,771,800
5% 6/1/26	3,075,000	3,404,456
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	6,005,325
Series 2015 Y:
4% 1/1/28	650,000	713,837
4% 1/1/29	1,040,000	1,134,214
4% 1/1/30	1,000,000	1,083,600
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,765,450
Columbus City School District:
5% 12/1/30	8,255,000	9,971,545
5% 12/1/31	5,000,000	6,010,050
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,563,800
Columbus Metropolitan Library Facility Series 2012 1, 5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	530,000	579,624
Cuyahoga County Gen. Oblig. Series 2012 A:
4% 12/1/27	1,575,000	1,672,367
5% 12/1/25	765,000	836,397
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	1,993,670
5% 2/15/27	1,700,000	1,948,914
5% 2/15/28	2,385,000	2,720,021
5% 2/15/30	3,000,000	3,383,490
5% 2/15/31	1,500,000	1,681,740
5% 2/15/32	1,450,000	1,619,665
Dayton Gen. Oblig.:
4% 12/1/22	750,000	795,263
4% 12/1/25	1,540,000	1,600,476
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,366,500
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23	1,395,000	1,530,357
4% 12/1/24	1,490,000	1,627,989
Forest Hills Local School District Series 2015, 5% 12/1/46	5,000,000	5,781,900
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,485,588
5% 12/1/26	3,045,000	3,612,405
5% 12/1/32	5,920,000	6,956,533
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	4,152,276
Series 2016 C:
4% 11/1/40	3,000,000	3,174,720
5% 11/1/33	2,610,000	3,125,788
5% 11/1/34	2,155,000	2,571,023
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	3,750,000	4,357,388
Granville Exempted Village School District:
5% 12/1/26	1,720,000	2,076,229
5% 12/1/27	1,165,000	1,401,577
5% 12/1/30	1,130,000	1,343,208
5% 12/1/31	600,000	708,942
Greater Cleveland Reg'l. Transit Auth. Series 2012:
5% 12/1/23	660,000	738,613
5% 12/1/24	1,185,000	1,324,238
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,560,750
5% 12/1/26	1,500,000	1,778,445
5% 12/1/28	1,550,000	1,823,560
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,138,330
5% 12/1/27	3,825,000	4,338,353
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,415,080
5.25% 6/1/27	3,000,000	3,409,650
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,498,095
5% 1/1/36	2,800,000	3,066,140
Hamilton County Hosp. Facilities Rev. (Children's Hosp. Med. Ctr. Proj.) Series 2014 S, 5% 5/15/26	5,000,000	5,912,100
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,668,925
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A:
5% 12/1/21 (Pre-Refunded to 6/1/21 @ 100)	1,500,000	1,661,250
6.25% 12/1/34 (Pre-Refunded to 6/1/21 @ 100)	4,100,000	4,709,752
Kent State Univ. Revs.:
Series 2009 B:
5% 5/1/26	335,000	349,492
5% 5/1/28	415,000	432,729
5% 5/1/29	85,000	88,608
5% 5/1/30	95,000	98,764
Series 2012 A:
5% 5/1/24	1,385,000	1,562,529
5% 5/1/25	1,500,000	1,689,615
5% 5/1/26	1,600,000	1,799,424
Series 2016:
5% 5/1/29	2,000,000	2,398,680
5% 5/1/30	1,000,000	1,195,170
Kettering City School District Series 2017, 5% 12/1/25	1,080,000	1,312,438
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27	770,000	898,151
5% 8/15/45	11,000,000	12,274,995
Lakewood City School District Series 2014 C:
5% 12/1/25	1,300,000	1,553,318
5% 12/1/27	3,215,000	3,823,182
Lancaster Ohio City School District Series 2012:
5% 10/1/37 (Pre-Refunded to 10/1/22 @ 100)	2,000,000	2,285,820
5% 10/1/49	3,000,000	3,310,830
Lucas County Hosp. Rev.:
(ProMedica Healthcare Oblig. Group Proj.):
Series 2008 D, 5% 11/15/38	1,090,000	1,119,528
Series 2011 A, 6.5% 11/15/37	2,800,000	3,336,760
Series 2011 D:
5% 11/15/22	1,000,000	1,117,000
5% 11/15/25	5,000,000	5,594,750
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	7,807,230
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,375,144
Miamisburg City School District Series 2016:
4% 12/1/32	510,000	552,774
5% 12/1/28	500,000	599,130
5% 12/1/29	300,000	357,798
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,336,090
Series 2012 A, 5% 8/1/47	5,725,000	6,349,769
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	518,855
5% 12/1/28	1,400,000	1,659,336
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series 2008 D, 6.25% 10/1/33	2,500,000	2,573,500
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	3,755,000	4,013,006
5% 2/15/48	3,495,000	3,728,396
North Olmsted City School District Series 2015 A:
5% 12/1/26 (Pre-Refunded to 12/1/23 @ 100)	665,000	778,928
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	257,690
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	427,532
5% 12/1/29 (Pre-Refunded to 12/1/23 @ 100)	500,000	585,660
5% 12/1/30 (Pre-Refunded to 12/1/23 @ 100)	750,000	878,490
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev.:
Series 2014, 5% 11/15/44	8,815,000	10,257,751
Series 2017, 4% 11/15/34	4,275,000	4,721,567
Northmont City School District Series 2012 A, 5% 11/1/49 (Pre-Refunded to 11/1/21 @ 100)	5,000,000	5,597,000
Northwest Local School District Series 2015, 5% 12/1/45	2,980,000	3,379,946
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,540,922
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/31	1,860,000	2,252,702
5% 10/1/32	1,625,000	1,960,303
5% 10/1/33	1,500,000	1,803,780
5% 10/1/34	3,100,000	3,716,001
5% 10/1/35	1,450,000	1,734,012
5% 10/1/36	1,250,000	1,492,475
5% 10/1/37	1,430,000	1,703,330
Ohio Gen. Oblig.:
Series 2014 C, 4% 3/1/25	5,000,000	5,498,250
Series 2015 C, 5% 11/1/28	5,955,000	7,175,894
Series 2016 A, 5% 2/1/31	4,255,000	5,066,343
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	1,265,000	1,357,636
Series 2016:
5% 12/1/23	1,895,000	2,211,579
5% 12/1/40	2,000,000	2,324,280
(Denison Univ. 2015 Proj.):
5% 11/1/28	1,465,000	1,735,717
5% 11/1/29	1,325,000	1,565,925
5% 11/1/30	2,285,000	2,673,587
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,841,383
(Kenyon College 2010 Proj.) Series 2010, 5.25% 7/1/44	875,000	937,230
(Kenyon College 2015 Proj.) 5% 7/1/41	5,100,000	5,820,477
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,595,960
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	425,684
4% 7/1/37	450,000	477,761
5% 7/1/28	400,000	478,448
5% 7/1/29	350,000	416,700
5% 7/1/30	300,000	355,791
5% 7/1/31	400,000	472,192
5% 7/1/33	650,000	761,989
5% 7/1/35	700,000	816,179
5% 7/1/42	1,400,000	1,623,580
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,672,475
(Univ. of Dayton Proj.):
Series 2009, 5.5% 12/1/36	5,000,000	5,165,450
Series 2013:
5% 12/1/23	540,000	615,681
5% 12/1/24	585,000	664,349
5% 12/1/25	1,000,000	1,134,140
5% 12/1/26	1,195,000	1,353,505
5% 12/1/27	2,300,000	2,601,622
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,163,500
5% 5/1/28	1,000,000	1,151,950
5% 5/1/29	855,000	980,018
5% 5/1/31	1,005,000	1,143,389
Ohio Hosp. Facilities Rev.:
Series 2011 A, 5% 1/1/32	3,500,000	3,853,395
Series 2017 A:
5% 1/1/32	2,000,000	2,424,000
5% 1/1/33	5,000,000	6,040,400
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/27	5,000,000	5,671,200
5% 1/15/41	5,000,000	5,663,350
Ohio Spl. Oblig.:
( Ohio Gen. Oblig. Proj.) Series 2017 A, 5% 4/1/32	1,115,000	1,338,669
( Ohio Gen. Oblig. Proj.P Series 2017 A, 5% 4/1/34	1,000,000	1,193,330
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/28	1,750,000	2,138,150
5% 4/1/29	2,535,000	3,080,786
5% 4/1/30	2,250,000	2,724,030
5% 4/1/31	2,000,000	2,410,340
5% 4/1/33	1,850,000	2,214,376
5% 4/1/35	2,395,000	2,851,535
Ohio State Univ. Gen. Receipts:
Series 2010 D, 5% 12/1/31	1,365,000	1,749,015
Series 2013 A:
5% 6/1/28	2,000,000	2,312,900
5% 6/1/38	3,500,000	3,951,535
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	4,162,700
Series 2017 A:
5% 2/15/26	3,250,000	3,955,315
5% 2/15/28	3,000,000	3,709,950
5% 2/15/29	1,300,000	1,596,764
5% 2/15/30	1,000,000	1,225,500
5% 2/15/31	1,000,000	1,217,220
Ohio Univ. Gen. Receipts Athens Series 2013, 5% 12/1/24	5,075,000	5,801,588
Ohio Wtr. Dev. Auth. Rev.:
(Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,210,443
Series 2016:
5% 12/1/35	5,500,000	6,587,350
5% 12/1/36	5,000,000	5,979,650
5% 12/1/37	3,500,000	4,176,515
Olentangy Local School District:
5% 12/1/30	1,500,000	1,797,390
5% 12/1/32	1,275,000	1,517,594
Princeton City School District Series 2014:
0% 12/1/40	4,000,000	1,814,560
0% 12/1/41	4,000,000	1,748,920
5% 12/1/39	2,750,000	3,176,278
Reynoldsburg City School District 4% 12/1/30	4,625,000	5,016,599
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/28	5,030,000	5,934,042
5% 2/15/30	2,145,000	2,498,389
5% 2/15/32	1,625,000	1,876,859
5% 2/15/33	1,460,000	1,677,175
5% 2/15/34	1,000,000	1,146,410
South-Western City School District Franklin & Pickway County Series 2012 B, 5% 12/1/36	2,000,000	2,234,160
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,766,258
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	523,406
5% 1/1/24	955,000	1,107,896
5% 1/1/25	1,025,000	1,208,660
5% 1/1/33	5,000,000	5,830,550
5% 1/1/37	6,000,000	6,947,520
Univ. of Cincinnati Gen. Receipts:
Series 2010 F, 5% 6/1/32	2,000,000	2,162,340
Series 2012 C:
4% 6/1/28	2,000,000	2,172,520
5% 6/1/24	1,230,000	1,411,696
Series 2013 A:
5% 6/1/33	4,085,000	4,634,187
5% 6/1/34	5,130,000	5,808,494
Series 2016 A:
5% 6/1/32	745,000	882,996
5% 6/1/33	800,000	945,528
5% 6/1/34	585,000	689,475
Series 2016 C, 5% 6/1/41	2,585,000	3,016,928
Univ. of Toledo Gen. Receipts Series 2017 B:
5% 6/1/30	4,115,000	5,068,240
5% 6/1/31	2,470,000	3,042,867
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,586,805
5% 12/1/25	1,500,000	1,773,525
5% 12/1/26	1,790,000	2,132,839
5% 12/1/27	1,340,000	1,610,278
5% 12/1/28	1,400,000	1,667,596
5% 12/1/29	750,000	889,073
5% 12/1/30	1,700,000	2,005,558
5% 12/1/31	750,000	881,273
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,638,960
Wood County Hosp. Facilities Rev.:
(Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,780,805
(Wood County Hosp. Assoc. Proj.) Series 2012, 5% 12/1/32	2,000,000	2,131,420
Wright State Univ. Gen. Receipts Series 2011 A, 5% 5/1/23	2,665,000	2,873,723

TOTAL OHIO		665,629,464

TOTAL MUNICIPAL BONDS
(Cost $643,103,884)		670,954,374
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $643,103,884)		670,954,374
NET OTHER ASSETS (LIABILITIES) - 0.9%		6,404,385
NET ASSETS - 100%		$677,358,759

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	30.9%
General Obligations	24.4%
Education	20.8%
Water & Sewer	6.8%
Escrowed/Pre-Refunded	5.7%
Others* (Individually Less Than 5%)	11.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $643,103,884)		$670,954,374
Cash		1,782,352
Receivable for fund shares sold		657,039
Interest receivable		5,540,154
Prepaid expenses		1,086
Other receivables		878
Total assets		678,935,883
Liabilities
Payable for fund shares redeemed	$715,026
Distributions payable	553,619
Accrued management fee	200,521
Other affiliated payables	61,534
Other payables and accrued expenses	46,424
Total liabilities		1,577,124
Net Assets		$677,358,759
Net Assets consist of:
Paid in capital		$647,843,189
Undistributed net investment income		87,606
Accumulated undistributed net realized gain (loss) on investments		1,577,474
Net unrealized appreciation (depreciation) on investments		27,850,490
Net Assets, for 55,504,690 shares outstanding		$677,358,759
Net Asset Value, offering price and redemption price per share ($677,358,759 ÷ 55,504,690 shares)		$12.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$21,256,605
Expenses
Management fee	$2,374,918
Transfer agent fees	552,269
Accounting fees and expenses	155,015
Custodian fees and expenses	5,120
Independent trustees' fees and expenses	2,501
Registration fees	21,642
Audit	56,315
Legal	3,085
Miscellaneous	5,691
Total expenses before reductions	3,176,556
Expense reductions	(7,951)	3,168,605
Net investment income (loss)		18,088,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,264,402
Total net realized gain (loss)		5,264,402
Change in net unrealized appreciation (depreciation) on investment securities		15,306,731
Net gain (loss)		20,571,133
Net increase (decrease) in net assets resulting from operations		$38,659,133

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,088,000	$18,741,383
Net realized gain (loss)	5,264,402	5,155,783
Change in net unrealized appreciation (depreciation)	15,306,731	(23,822,930)
Net increase (decrease) in net assets resulting from operations	38,659,133	74,236
Distributions to shareholders from net investment income	(18,087,879)	(18,738,970)
Distributions to shareholders from net realized gain	(4,790,838)	(4,034,669)
Total distributions	(22,878,717)	(22,773,639)
Share transactions
Proceeds from sales of shares	83,569,244	149,144,309
Reinvestment of distributions	14,264,227	13,900,966
Cost of shares redeemed	(93,359,800)	(119,510,180)
Net increase (decrease) in net assets resulting from share transactions	4,473,671	43,535,095
Redemption fees	–	8,229
Total increase (decrease) in net assets	20,254,087	20,843,921
Net Assets
Beginning of period	657,104,672	636,260,751
End of period	$677,358,759	$657,104,672
Other Information
Undistributed net investment income end of period	$87,606	$87,532
Shares
Sold	6,896,568	12,005,716
Issued in reinvestment of distributions	1,179,587	1,127,125
Redeemed	(7,726,040)	(9,765,492)
Net increase (decrease)	350,115	3,367,349

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$12.29	$12.26	$11.48	$12.39
Income from Investment Operations
Net investment income (loss)A	.330	.339	.363	.384	.392
Net realized and unrealized gain (loss)	.377	(.308)	.147	.780	(.779)
Total from investment operations	.707	.031	.510	1.164	(.387)
Distributions from net investment income	(.330)	(.339)	(.363)	(.384)	(.392)
Distributions from net realized gain	(.087)	(.072)	(.117)	–	(.131)
Total distributions	(.417)	(.411)	(.480)	(.384)	(.523)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$12.20	$11.91	$12.29	$12.26	$11.48
Total ReturnC	6.03%	.19%	4.24%	10.26%	(3.16)%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.73%	2.72%	2.97%	3.20%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$677,359	$657,105	$636,261	$598,694	$535,347
Portfolio turnover rate	24%	17%	17%	7%	17%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2017

Days	% of fund's investments 12/31/17
1 - 7	69.5
8 - 30	2.0
31 - 60	5.1
61 - 90	4.1
91 - 180	8.1
> 180	11.2

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2017
Variable Rate Demand Notes (VRDNs)	34.2%
Tender Option Bond	23.9%
Other Municipal Security	29.7%
Investment Companies	10.0%
Net Other Assets (Liabilities)	2.2%

Current 7-Day Yield

12/31/17
Fidelity® Ohio Municipal Money Market Fund	1.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2017, the most recent period shown in the table, would have been 0.99%.

Fidelity® Ohio Municipal Money Market Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Variable Rate Demand Note - 34.2%
	Principal Amount	Value
Alabama - 0.6%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.83% 1/5/18, VRDN (a)(b)	$1,260,000	$1,260,000
Mobile Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 1.79% 1/5/18, VRDN (b)	400,000	400,000
West Jefferson Indl. Dev. Series 2008, 1.79% 1/5/18, VRDN (b)	800,000	800,000
		2,460,000
Arkansas - 1.2%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1.83% 1/5/18, VRDN (a)(b)	400,000	400,000
Series 2002, 1.92% 1/5/18, VRDN (a)(b)	2,700,000	2,700,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 1.8% 1/5/18, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,100,000	2,100,000
		5,200,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1993 C, 1.75% 1/5/18, VRDN (b)	200,000	200,000
Indiana - 0.3%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.73% 1/5/18, VRDN (a)(b)	200,000	200,000
Series 2003 B, 1.82% 1/5/18, VRDN (a)(b)	800,000	800,000
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.):
Series H, 1.87% 1/5/18, VRDN (b)	300,000	300,000
Series I, 1.87% 1/5/18, VRDN (b)	100,000	100,000
		1,400,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 1.78% 1/5/18, VRDN (b)	400,000	400,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.83% 1/5/18, VRDN (a)(b)	700,000	700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.92% 1/5/18, VRDN (a)(b)	200,000	200,000
Ohio - 31.1%
Allen County Hosp. Facilities Rev. Series 2012 B, 1.63% 1/5/18, VRDN (b)	37,800,000	37,800,000
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 1.78% 1/5/18, LOC Northern Trust Co., VRDN (b)	15,855,000	15,855,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 1.75% 1/5/18, LOC Bank of New York, New York, LOC Citizens Bank of Pennsylvania, VRDN (b)	11,005,000	11,005,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) 1.75% 1/5/18, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,105,000	1,105,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 G, 1.5% 1/5/18 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	17,190,000	17,190,000
Series 2016 H, 1.5% 1/5/18 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	15,500,000	15,500,000
Series 2016 I, 1.5% 1/5/18 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	3,450,000	3,450,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 1.84% 1/5/18, LOC Bank of America NA, VRDN (a)(b)	15,000,000	15,000,000
FHLMC Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Wingate at Belle Meadows Proj.) 1.65% 1/5/18, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,435,000	8,435,000
FNMA Franklin County Multi-family Rev. Series 2002, 1.65% 1/5/18, LOC Fannie Mae, VRDN (a)(b)	5,150,000	5,150,000
		130,490,000
Texas - 0.0%
Port Arthur Navigation District Jefferson County Rev. Series 2000 B, 1.8% 1/5/18 (Total SA Guaranteed), VRDN (a)(b)	200,000	200,000
West Virginia - 0.5%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.93% 1/5/18, VRDN (a)(b)	1,000,000	1,000,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.91% 1/5/18, VRDN (a)(b)	1,100,000	1,100,000
		2,100,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $143,350,000)		143,350,000

Tender Option Bond - 23.9%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 1.86% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	200,000	200,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Montana - 0.4%
Missoula Mont Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,600,000	1,600,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 1.88% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	200,000	200,000
Ohio - 23.2%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 1.81% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	4,300,000	4,300,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,750,000	3,750,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 1.65% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,000,000	4,000,000
Series 16 XL0004, 1.75% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	4,480,000	4,480,000
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 1.77% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	4,300,000	4,300,000
Lakewood City School District Bonds Series Solar 0067, 1.76%, tender 1/4/18 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	4,200,000	4,200,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	4,540,000	4,540,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN Series Floaters ZF 05 85, 1.74% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,170,000	3,170,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN:
Series 2017, 1.89% 2/9/18 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,000,000	6,000,000
Series XG 00 69, 1.77% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	3,750,000	3,750,000
Ohio Hosp. Facilities Rev. Participating VRDN:
Series 2015 XF0105, 1.74% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	18,100,000	18,100,000
Series 2016 ZF0355, 1.74% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,605,000	4,605,000
Series XL 00 31, 1.74% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,930,000	3,930,000
Series XM 05 20, 1.74% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,750,000	6,750,000
Ohio Wtr. Dev. Auth. Rev. Participating VRDN Series Floaters E 104, 1.76% 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)	18,000,000	18,000,000
the Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 1.74% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	1,445,000	1,445,000
Univ. of Cincinnati Gen. Receipts Participating VRDN Series Floaters XF 24 38, 1.74% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	2,000,000	2,000,000
		97,320,000
TOTAL TENDER OPTION BOND
(Cost $100,220,000)		100,220,000

Other Municipal Security - 29.7%
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 1.16% tender 1/10/18, CP mode	300,000	300,000
Massachusetts - 0.4%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.):
Series 1992, 1.05% tender 1/3/18, CP mode	700,000	700,000
Series 93B, 1.42% tender 2/2/18, CP mode	600,000	600,000
Series 93A, 1.1% tender 1/12/18, CP mode	300,000	300,000
		1,600,000
New Hampshire - 0.5%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 1990 B, 1.21% tender 1/16/18, CP mode	700,000	700,000
Series 90 A, 1.15% tender 1/12/18, CP mode (a)	400,000	400,000
Series A1, 1.8% tender 1/3/18, CP mode (a)	1,000,000	1,000,000
		2,100,000
Ohio - 28.5%
Bay Village Gen. Oblig. BAN Series 2017, 2.25% 6/8/18	4,360,500	4,377,620
Belmont County BAN Series 2017:
2% 8/30/18	2,500,000	2,511,438
2% 8/30/18	3,000,000	3,015,729
Berea BAN Series 2017, 2% 3/15/18	4,050,900	4,056,895
Big Walnut Local School District BAN Series 2017, 2.625% 5/1/18	2,100,000	2,109,022
Butler County Gen. Oblig. BAN Series 2017, 2.5% 7/26/18	3,000,000	3,021,749
Canal Fulton BAN Series 2017, 2.125% 2/2/18 (Ohio Gen. Oblig. Guaranteed)	1,730,000	1,731,378
Delaware Gen. Oblig. BAN Series 2017, 2% 4/12/18	4,000,000	4,007,748
Elyria Gen. Oblig. BAN Series 2017, 3% 12/12/18 (Ohio Gen. Oblig. Guaranteed)	3,000,000	3,041,311
Fairborn Gen. Oblig. BAN Series 2017, 2% 3/22/18	5,186,518	5,195,500
Franklin County Gen. Oblig. BAN Series 2017, 2.125% 11/20/18	3,300,000	3,323,778
Franklin County Rev. Bonds Series 2013 OH, 1.1%, tender 3/1/18 (b)	4,300,000	4,300,000
Geauga County Ohio Pub. Libr BAN Series 2017, 2.25% 6/15/18 (Ohio Gen. Oblig. Guaranteed)	2,100,000	2,108,550
Highland Heights Gen. Oblig. BAN Series 2017, 1.75% 6/14/18	1,000,000	1,002,260
Highland Local School District BAN Series 2017, 2.5% 6/28/18	4,300,000	4,321,658
Hudson City Gen. Oblig. BAN Series 2017 2, 3% 12/28/18	4,300,000	4,359,838
Independence Gen. Oblig. BAN Series 2017, 2% 12/5/18	4,300,000	4,323,533
Lake County Gen. Oblig. BAN Series 2017, 2% 10/18/18	2,252,000	2,267,556
Lima Gen. Oblig. BAN Series 2017, 2% 3/14/18 (Ohio Gen. Oblig. Guaranteed)	2,365,000	2,369,149
Logan County Gen. Oblig. BAN Series 2017, 2% 4/18/18	2,300,000	2,304,320
Lucas County Gen. Oblig. BAN Series 2017, 2% 7/11/18	1,250,000	1,252,898
Maple Heights City Scd BAN Series 2017, 2.25% 3/29/18 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,002,233
Mason Gen. Oblig. BAN Series 2016, 2.5% 5/22/18	1,000,000	1,004,575
Mentor Gen. Oblig. BAN Series 2017, 2.25% 1/26/18	5,300,000	5,303,469
Miamisburg Gen. Oblig. BAN Series 2017, 2% 6/28/18	4,100,000	4,115,197
Obetz BAN Series 2017, 2% 2/13/18	1,200,000	1,200,948
Ohio Gen. Oblig. Bonds Series 2009 A, 5% 9/15/18	1,000,000	1,026,679
Ohio Higher Edl. Facility Commission Rev. Bonds:
(the Cleveland Clinic Foundation Proj.) Series 2013 A-2, 2.18% 1/1/18 (b)(e)	1,575,000	1,575,000
Series B5, 0.98% tender 1/5/18, CP mode	4,500,000	4,500,000
Series B6, 0.98% tender 1/5/18, CP mode	4,500,000	4,500,000
Ohio Hosp. Facilities Rev. Bonds (the Cleveland Clinic Foundation Proj.) Series 2009B, 5% 1/1/19 (Pre-Refunded to 1/1/19 @ 100)	1,500,000	1,552,697
Ohio Major New State Infrastructure Rev. Bonds Series 2014 A-1, 5% 12/15/18	3,000,000	3,102,089
Ohio State Univ. Gen. Receipts Rev. Bonds Series 03C, 1.13% tender 3/6/18, CP mode	4,300,000	4,300,000
Powell Gen. Oblig. BAN Series 2017, 2.5% 8/8/18	2,265,000	2,281,906
Shaker Heights City School District BAN Series 2017, 3% 7/12/18	2,100,000	2,117,589
Southwest Local School District BAN Series 2017, 2.5% 11/14/18	4,300,000	4,333,080
Upper Arlington City School District BAN Series 2017, 3.125% 4/1/18	2,200,000	2,209,605
Vandalia Gen. Oblig. BAN Series 2017, 2% 9/6/18	3,691,000	3,710,816
Walton Hills BD Anticipation BAN Series 2017, 2% 11/28/18 (Ohio Gen. Oblig. Guaranteed)	860,000	865,771
Wayne County Ohio BD BAN Series 2017, 2% 6/27/18	3,500,000	3,511,558
Wayne Local School District BAN Series 2017, 2.5% 5/1/18	2,000,000	2,006,890
		119,222,032
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 1992, 1.15% tender 1/11/18, CP mode (a)	600,000	600,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 1.15% tender 1/12/18, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $124,322,032)		124,322,032
	Shares	Value

Investment Company - 10.0%
Fidelity Municipal Cash Central Fund, 1.75% (f)(g)
(Cost $42,059,682)	42,059,680	42,059,682
TOTAL INVESTMENT IN SECURITIES - 97.8%
(Cost $409,951,714)		409,951,714
NET OTHER ASSETS (LIABILITIES) - 2.2%		9,157,848
NET ASSETS - 100%		$419,109,562

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,040,000 or 3.1% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$384,792
Total	$384,792

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $367,892,032)	$367,892,032
Fidelity Central Funds (cost $42,059,682)	42,059,682
Total Investment in Securities (cost $409,951,714)		$409,951,714
Cash		20,259
Receivable for investments sold		8,400,000
Receivable for fund shares sold		87,972
Interest receivable		1,344,386
Distributions receivable from Fidelity Central Funds		49,115
Prepaid expenses		788
Total assets		419,854,234
Liabilities
Payable for fund shares redeemed	$521,549
Distributions payable	8,482
Accrued management fee	126,658
Transfer agent fee payable	48,644
Other affiliated payables	5,754
Other payables and accrued expenses	33,585
Total liabilities		744,672
Net Assets		$419,109,562
Net Assets consist of:
Paid in capital		$419,137,974
Accumulated undistributed net realized gain (loss) on investments		(28,412)
Net Assets, for 418,587,554 shares outstanding		$419,109,562
Net Asset Value, offering price and redemption price per share ($419,109,562 ÷ 418,587,554 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$4,165,435
Income from Fidelity Central Funds		384,792
Total income		4,550,227
Expenses
Management fee	$1,763,351
Transfer agent fees	671,907
Accounting fees and expenses	75,519
Custodian fees and expenses	3,904
Independent trustees' fees and expenses	1,896
Registration fees	24,544
Audit	38,977
Legal	3,034
Miscellaneous	3,760
Total expenses before reductions	2,586,892
Expense reductions	(3,898)	2,582,994
Net investment income (loss)		1,967,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(32,727)
Fidelity Central Funds	2,870
Capital gain distributions from Fidelity Central Funds	1,410
Total net realized gain (loss)		(28,447)
Net increase in net assets resulting from operations		$1,938,786

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,967,233	$551,519
Net realized gain (loss)	(28,447)	52,127
Net increase in net assets resulting from operations	1,938,786	603,646
Distributions to shareholders from net investment income	(1,966,726)	(550,885)
Distributions to shareholders from net realized gain	(56,345)	(43,302)
Total distributions	(2,023,071)	(594,187)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	31,134,506	843,212,970
Reinvestment of distributions	1,960,003	573,677
Cost of shares redeemed	(199,538,120)	(1,508,704,946)
Net increase (decrease) in net assets and shares resulting from share transactions	(166,443,611)	(664,918,299)
Total increase (decrease) in net assets	(166,527,896)	(664,908,840)
Net Assets
Beginning of period	585,637,458	1,250,546,298
End of period	$419,109,562	$585,637,458

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.004	.001	–A	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.004	.001	–A	–A	–A
Distributions from net investment income	(.004)	(.001)	–A	–A	–A
Distributions from net realized gain	–A	–A	–A	–A	–
Total distributions	(.004)	(.001)	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.42%	.09%	.01%	.02%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.52%	.52%	.51%	.52%
Expenses net of fee waivers, if any	.52%	.37%	.07%	.08%	.12%
Expenses net of all reductions	.52%	.36%	.07%	.08%	.12%
Net investment income (loss)	.40%	.07%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$419,110	$585,637	$1,250,546	$1,336,936	$1,332,321

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$643,103,866	$29,037,372	$(1,186,864)	$27,850,508
Fidelity Ohio Municipal Money Market Fund	409,951,714	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$88,188	$1,621,370	$–	$27,806,611
Fidelity Ohio Municipal Money Market Fund	1,499	–	(29,695)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term
Fidelity Ohio Municipal Money Market Fund	$(29,695)

The tax character of distributions paid was as follows:

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,087,879	$–	$4,790,838	$22,878,717
Fidelity Ohio Municipal Money Market Fund	1,966,726	39,442	16,903	2,023,071

December 31, 2016
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,738,970	$4,034,669	$22,773,639
Fidelity Ohio Municipal Money Market Fund	550,885	43,302	594,187

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $160,016,436 and $160,967,251, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.11%	.36%
Fidelity Ohio Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.08%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$2,142

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Ohio Municipal Income Fund	$3,983
Fidelity Ohio Municipal Money Market Fund	299

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$3,968
Fidelity Ohio Municipal Money Market Fund	3,599

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Ohio Municipal Income Fund and the Board of Trustees of Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Fidelity Ohio Municipal Income Fund	.47%
Actual		$1,000.00	$1,022.10	$2.40
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$1,000.00	$1,002.50	$2.62
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Ohio Municipal Income Fund	02/12/18	02/09/18	$0.030
Fidelity Ohio Municipal Money Market Fund	02/12/18	02/09/18	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$5,252,502

During fiscal year ended 2017, 100% of each fund's income dividends were free from federal income tax, and 0.44% and 19.61% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Ohio Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2016. The Board noted that the Total Mapped Group median declined 0.01% from 2015 and the ASPG median declined 0.02% from 2015 because the retail municipal mapped group has undergone significant changes as a result of the fund industry's response to money market reform and now includes a number of funds that were previously classified as institutional. The Board also noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the competitive median for 2016 and Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund. Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2016 because the advisers of many competitor funds waived fees or reimbursed expenses to a greater extent than Fidelity in order to maintain a minimum yield, which caused the expense medians of such competitor funds to be lower than they would otherwise be. The Board noted, however, that excluding fee waivers, the fund's total expense ratio also ranked above the median due to changes in the retail municipal no-load universe as a result of the fund industry's response to money market reform, which resulted in a median decrease of 0.08% from 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Fidelity Ohio Municipal Money Market Fund was above the median of the universe presented for comparison, each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Fidelity® Pennsylvania Municipal Income Fund Fidelity® Pennsylvania Municipal Money Market Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	5.41%	3.10%	4.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,210	Fidelity® Pennsylvania Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Mark Sommer, Cormac Cullen and Kevin Ramundo:  For the year, the fund gained 5.41%, lagging, net of fees, the 5.91% return of the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Index. We estimate that differences in the way fund holdings are priced and how benchmark holdings are priced detracted from the fund’s relative performance. The fund’s relative performance also was hurt by its underweighting in bonds backed by the state of Pennsylvania, because they were among the better performers in the benchmark for 2017. The fund’s yield curve positioning also hurt. We underweighted bonds with maturities 20 years and longer based on our belief that they were expensively valued. Unfortunately, such securities continued to enjoy better-than-average price appreciation throughout the year. The fund benefited from our overweighting in bonds that were advance refunded during the period. Advance refundings generally result in price gains for bondholders, as the bonds’ maturities shorten and their credit quality rises, because they are then backed by high-quality U.S. government securities. Elsewhere, overweighting lower-quality investment-grade securities added value, due to the fairly high level of income they generated.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2017

% of fund's net assets
Health Care	27.9
General Obligations	24.9
Education	14.1
Transportation	10.6
Water & Sewer	9.3

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	0.1%
AA,A	87.2%
BBB	8.1%
BB and Below	1.1%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	0.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 99.8%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	700,000	813,022
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/24 (FSA Insured)	900,000	1,005,057

TOTAL GUAM		1,818,079

Pennsylvania - 98.3%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,074,500
Allegheny County Series C:
5% 12/1/28	$1,000,000	$1,159,130
5% 12/1/30	1,365,000	1,572,849
Allegheny County Arpt. Auth. Rev. Series 2006 B:
5% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	3,190,000	3,448,422
5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,650,000	1,819,752
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2017, 5% 8/1/29	2,700,000	3,328,641
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2010, 5% 6/1/40 (FSA Insured)	6,690,000	7,231,020
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,651,128
Berks County Muni. Auth. Rev. Series 2012 A, 5% 11/1/40	3,590,000	3,910,479
Bethlehem Wtr. Auth. Rev. Series 2014:
5% 11/15/19 (Build America Mutual Assurance Insured)	1,000,000	1,059,980
5% 11/15/20 (Build America Mutual Assurance Insured)	1,000,000	1,085,780
Bucks County Cmnty. College Auth. College Bldg. Rev. 5% 6/15/28 (Pre-Refunded to 6/15/18 @ 100)	250,000	254,043
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.):
Series 2009 B, 7.125% 7/1/29 (Pre-Refunded to 7/1/19 @ 100)	1,035,000	1,117,024
Series 2015 A:
5% 7/1/26	500,000	577,185
5% 7/1/27	490,000	563,735
5% 7/1/28	540,000	621,486
5% 7/1/29	710,000	816,358
5% 7/1/30	685,000	784,469
5% 7/1/35	1,885,000	2,127,109
5% 7/1/39	6,675,000	7,488,683
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41	2,000,000	2,238,200
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,390,020
Series 2016 A:
4% 11/15/32	350,000	371,606
4% 11/15/34	250,000	263,820
4% 11/15/35	200,000	210,772
5% 11/15/28	840,000	989,234
5% 11/15/29	825,000	967,709
5% 11/15/30	685,000	799,100
5% 11/15/46	6,605,000	7,451,299
Series 2016 B:
4% 11/15/40	600,000	626,778
4% 11/15/47	3,605,000	3,734,852
Commonwealth Fing. Auth. Rev. Series 2013 A2:
5% 6/1/24	800,000	893,304
5% 6/1/25	1,175,000	1,308,374
5% 6/1/26	1,250,000	1,385,238
5% 6/1/42	12,000,000	13,067,271
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012:
5% 11/1/37	1,520,000	1,685,178
5% 11/1/42	3,000,000	3,308,820
Series 2016:
5% 5/1/30	1,000,000	1,186,870
5% 5/1/31	500,000	590,140
5% 5/1/32	750,000	882,135
5% 5/1/33	2,210,000	2,592,131
5% 5/1/34	1,000,000	1,169,660
Dauphin County Gen. Auth.:
(Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,483,883
5% 6/1/35	1,000,000	1,161,390
5% 6/1/36	500,000	579,640
5% 6/1/42	7,410,000	8,277,563
Delaware County Auth. Univ. Rev. Series 2012:
5% 8/1/21	350,000	387,226
5% 8/1/22	300,000	339,318
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A, 5% 7/1/27	2,500,000	2,742,250
Series 2016 A, 5% 7/1/46	3,500,000	3,799,740
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	2,750,000	2,941,318
Fox Chapel Area School District Series 2013:
4% 8/1/22	500,000	545,135
5% 8/1/31	3,080,000	3,485,821
5% 8/1/34	1,000,000	1,124,090
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30	1,770,000	1,911,830
5.375% 7/1/42	2,130,000	2,300,017
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,093,220
Series 2017 A2, 5% 2/15/39	1,880,000	2,192,588
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	680,466
6% 6/1/39	1,625,000	1,805,018
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	684,447
5% 11/1/25	665,000	780,956
5% 11/1/27	1,105,000	1,310,475
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,184,430
5% 8/15/33	1,000,000	1,176,580
5% 8/15/34	1,000,000	1,173,220
5% 8/15/36	1,000,000	1,168,430
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,000,000	4,652,240
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,900,749
5% 4/1/44	1,295,000	1,473,024
Luzerne County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) Series 2009, 5.5% 12/1/39	2,500,000	2,664,675
Lycoming County Auth. Health Sys. Rev. (Susquehanna Health Sys.) Series 2009 A, 5.5% 7/1/21	3,500,000	3,697,575
Monroe County Hosp. Auth. Rev.:
(Pocono Med. Ctr. Proj.) Series 2012 A, 5% 1/1/32 (Pre-Refunded to 1/1/22 @ 100)	1,400,000	1,570,772
Series 2016, 5% 7/1/33	3,675,000	4,246,389
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,500,000	1,803,195
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A:
5% 6/1/23	3,850,000	4,340,490
5% 6/1/24	1,500,000	1,691,100
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
4% 10/1/19	185,000	190,502
5% 10/1/20	215,000	230,347
5% 10/1/21	245,000	268,133
5% 10/1/22	275,000	306,611
5% 10/1/23	1,305,000	1,479,244
5% 10/1/24	335,000	384,654
5% 10/1/25	750,000	848,768
5% 10/1/26	1,000,000	1,125,150
5% 10/1/27	1,000,000	1,118,020
Series 2016 A, 5% 10/1/40	4,000,000	4,432,520
Montgomery County Indl. Dev. Auth. Series 2017:
5% 12/1/33	2,150,000	2,590,213
5% 12/1/35	1,000,000	1,199,190
5% 12/1/36	2,660,000	3,184,951
5% 12/1/37	1,515,000	1,809,789
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,157,450
5% 4/1/42	1,000,000	1,156,700
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Hosp. Proj.) Series 2010 A, 5.25% 8/15/18	1,450,000	1,481,422
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,936,008
5% 3/1/25	3,255,000	3,604,489
Pennsylvania Gen. Oblig.:
Second Series 2009, 5% 4/15/25 (Pre-Refunded to 4/15/19 @ 100)	500,000	521,955
Series 2012, 5% 6/1/25 (Pre-Refunded to 6/1/22 @ 100)	10,000,000	11,369,200
Series 2013, 5% 10/15/27	2,255,000	2,589,439
Series 2015 1, 5% 3/15/31	7,000,000	8,096,410
Series 2015, 5% 3/15/33	2,880,000	3,310,675
Series 2016, 5% 9/15/29	7,000,000	8,312,290
Series 2017, 5% 1/1/28	7,000,000	8,401,820
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/18	250,000	251,328
5% 3/1/20	300,000	319,923
5% 3/1/22	275,000	307,775
5% 3/1/23	585,000	661,050
5% 3/1/42	3,950,000	4,323,512
First Series 2012:
5% 4/1/20	750,000	801,855
5% 4/1/21	500,000	548,865
5% 4/1/22	600,000	672,360
5% 4/1/23	800,000	896,480
5% 4/1/24	1,100,000	1,237,907
Series 2010 E, 5% 5/15/31	2,500,000	2,679,075
Series 2011 A, 5% 9/1/41 (Pre-Refunded to 3/1/21 @ 100)	2,000,000	2,198,360
Series 2016:
5% 5/1/33	4,300,000	4,991,268
5% 5/1/34	2,500,000	2,893,850
5% 5/1/35	2,000,000	2,310,280
Series AT-1 5% 6/15/31	10,000,000	11,851,700
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,464,500
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,458,413
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,454,088
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,172,105
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,779,806
Pennsylvania State Univ.:
Series 2010, 5% 3/1/40	4,385,000	4,680,067
Series 2015 A:
5% 9/1/30	1,100,000	1,316,029
5% 9/1/31	1,415,000	1,686,298
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,756,950
Series 2013 A2, 0% 12/1/38 (b)	2,500,000	2,763,150
Series 2014 A, 5% 12/1/31	865,000	1,009,221
Series 2014 A2, 0% 12/1/40 (b)	5,500,000	4,718,505
Series 2016 A1, 5% 12/1/46	5,000,000	5,726,400
Series 2017 A1:
5% 12/1/30	3,500,000	4,205,950
5% 12/1/31	2,000,000	2,393,780
5% 12/1/33	1,500,000	1,782,420
Philadelphia Arpt. Rev. Series 2017 B:
5% 7/1/31 (a)	1,000,000	1,175,010
5% 7/1/37 (a)	1,000,000	1,161,490
Philadelphia Gas Works Rev.:
Series 9, 5.25% 8/1/40	5,300,000	5,679,427
5% 8/1/29	2,000,000	2,338,660
5% 8/1/30	1,500,000	1,745,010
5% 8/1/31	1,100,000	1,277,210
5% 10/1/33	1,500,000	1,753,050
5% 10/1/34	500,000	582,665
Philadelphia Gen. Oblig. Series 2017 A, 5% 8/1/30	1,500,000	1,793,625
Philadelphia Hospitals & Higher Ed. Facilities Auth. Health Systems Rev. (Jefferson Health Sys. Proj.) Series 2010 B, 5.25% 5/15/30 (Pre-Refunded to 5/15/20 @ 100)	4,000,000	4,319,200
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,795,150
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,087,200
5% 4/15/25	2,230,000	2,448,384
Series 2015 A, 5% 4/15/29	3,000,000	3,415,050
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,254,720
Series 2016 F, 5% 9/1/34	4,000,000	4,444,760
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	4,000,000	4,266,680
Series 2011 A, 5% 1/1/41	2,715,000	2,912,896
Series 2015 B, 5% 7/1/30	3,500,000	4,128,670
Series 2017 B:
5% 11/1/29	3,000,000	3,638,190
5% 11/1/30	3,700,000	4,465,641
Pittsburgh & Alleg County Parkin Series 2017:
5% 12/15/23	500,000	577,370
5% 12/15/24	440,000	515,896
5% 12/15/31	1,000,000	1,173,750
5% 12/15/32	500,000	584,530
5% 12/15/33	500,000	582,660
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,502,135
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,270,480
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	663,884
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,523,470
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,184,688
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,353,520
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,167,180
Pittsburgh School District:
Series 2012 A, 5% 9/1/21 (FSA Insured)	4,000,000	4,439,440
Series 2014 A, 5% 9/1/23	1,000,000	1,135,720
Series 2015:
4% 9/1/19 (FSA Insured)	895,000	929,010
5% 9/1/20 (FSA Insured)	1,050,000	1,138,043
5% 9/1/21 (FSA Insured)	730,000	812,118
5% 9/1/22 (FSA Insured)	885,000	1,004,687
5% 9/1/23 (FSA Insured)	1,085,000	1,258,372
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,161,730
5% 3/1/36 (FSA Insured)	1,050,000	1,217,990
5% 3/1/37 (FSA Insured)	1,600,000	1,851,824
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B:
5% 11/15/24 (c)	500,000	587,365
5% 11/15/26 (c)	1,500,000	1,811,100
5% 11/15/27 (c)	1,500,000	1,833,405
5% 11/15/28 (c)	4,170,000	5,068,301
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Sys. Proj.) Series 2010, 5.25% 7/1/23 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,085,320
Southcentral Pennsylvania Gen. Auth. Rev. Series 2015:
4% 12/1/30	1,010,000	1,040,381
5% 12/1/20	30,000	32,198
5% 12/1/21	145,000	158,878
5% 12/1/22	30,000	33,460
5% 12/1/25	1,285,000	1,490,266
5% 12/1/27	1,480,000	1,693,771
5% 12/1/29	1,000,000	1,139,140
Southeastern Pennsylvania Trans. Auth. Rev. Series 2017:
5% 6/1/27	1,400,000	1,728,888
5% 6/1/29	3,500,000	4,252,570
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,135,520
5% 1/1/38 (a)	1,125,000	1,269,326
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,417,213
5% 4/1/26 (FSA Insured)	1,000,000	1,156,940
5% 4/1/28 (FSA Insured)	1,390,000	1,603,532
West Shore Area Auth. Hosp. Rev.:
(Holy Spirit Hosp. Charity Proj.) Series 2011 B, 6% 1/1/28 (Pre-Refunded to 1/1/22 @ 100)	7,375,000	8,572,995
Series 2011 B, 5.75% 1/1/41	1,500,000	1,726,755
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/19	1,000,000	1,045,310
5% 7/1/25	4,465,000	4,774,692
5.25% 7/1/20	1,000,000	1,079,970
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,832,400
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,363,325
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	5,877,577

TOTAL PENNSYLVANIA		472,134,547

Pennsylvania, New Jersey - 1.1%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	568,085
5% 7/1/23	1,000,000	1,129,260
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2010 D, 5% 1/1/30	3,500,000	3,708,530

TOTAL PENNSYLVANIA, NEW JERSEY		5,405,875

TOTAL MUNICIPAL BONDS
(Cost $462,362,884)		479,358,501
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $462,362,884)		479,358,501
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,046,362
NET ASSETS - 100%		$480,404,863

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	27.9%
General Obligations	24.9%
Education	14.1%
Transportation	10.6%
Water & Sewer	9.3%
Escrowed/Pre-Refunded	7.0%
Others* (Individually Less Than 5%)	6.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $462,362,884)		$479,358,501
Cash		5,830,564
Receivable for fund shares sold		242,089
Interest receivable		5,096,527
Prepaid expenses		763
Other receivables		631
Total assets		490,529,075
Liabilities
Payable for investments purchased on a delayed delivery basis	$9,328,858
Payable for fund shares redeemed	158,012
Distributions payable	407,711
Accrued management fee	142,274
Other affiliated payables	41,825
Other payables and accrued expenses	45,532
Total liabilities		10,124,212
Net Assets		$480,404,863
Net Assets consist of:
Paid in capital		$462,422,362
Distributions in excess of net investment income		(10,134)
Accumulated undistributed net realized gain (loss) on investments		997,018
Net unrealized appreciation (depreciation) on investments		16,995,617
Net Assets, for 42,977,112 shares outstanding		$480,404,863
Net Asset Value, offering price and redemption price per share ($480,404,863 ÷ 42,977,112 shares)		$11.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$15,992,406
Expenses
Management fee	$1,669,031
Transfer agent fees	368,802
Accounting fees and expenses	120,782
Custodian fees and expenses	3,510
Independent trustees' fees and expenses	1,752
Registration fees	22,346
Audit	56,315
Legal	6,228
Miscellaneous	3,553
Total expenses before reductions	2,252,319
Expense reductions	(6,311)	2,246,008
Net investment income (loss)		13,746,398
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,971,622
Total net realized gain (loss)		1,971,622
Change in net unrealized appreciation (depreciation) on investment securities		8,488,786
Net gain (loss)		10,460,408
Net increase (decrease) in net assets resulting from operations		$24,206,806

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,746,398	$14,452,938
Net realized gain (loss)	1,971,622	2,987,617
Change in net unrealized appreciation (depreciation)	8,488,786	(16,294,175)
Net increase (decrease) in net assets resulting from operations	24,206,806	1,146,380
Distributions to shareholders from net investment income	(13,738,825)	(14,451,215)
Distributions to shareholders from net realized gain	(1,974,339)	(2,138,181)
Total distributions	(15,713,164)	(16,589,396)
Share transactions
Proceeds from sales of shares	75,219,672	95,463,089
Reinvestment of distributions	10,400,543	11,076,509
Cost of shares redeemed	(66,225,341)	(106,669,870)
Net increase (decrease) in net assets resulting from share transactions	19,394,874	(130,272)
Redemption fees	–	3,239
Total increase (decrease) in net assets	27,888,516	(15,570,049)
Net Assets
Beginning of period	452,516,347	468,086,396
End of period	$480,404,863	$452,516,347
Other Information
Distributions in excess of net investment income end of period	$(10,134)	$(15,768)
Shares
Sold	6,763,475	8,373,079
Issued in reinvestment of distributions	936,558	976,965
Redeemed	(5,964,420)	(9,503,969)
Net increase (decrease)	1,735,613	(153,925)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.31	$11.34	$10.77	$11.47
Income from Investment Operations
Net investment income (loss)A	.328	.336	.358	.373	.370
Net realized and unrealized gain (loss)	.257	(.291)	.013	.615	(.654)
Total from investment operations	.585	.045	.371	.988	(.284)
Distributions from net investment income	(.328)	(.336)	(.358)	(.373)	(.370)
Distributions from net realized gain	(.047)	(.049)	(.043)	(.045)	(.046)
Total distributions	(.375)	(.385)	(.401)	(.418)	(.416)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$11.18	$10.97	$11.31	$11.34	$10.77
Total ReturnC	5.41%	.34%	3.33%	9.30%	(2.50)%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.49%	.49%	.49%	.49%
Net investment income (loss)	2.95%	2.95%	3.17%	3.35%	3.33%
Supplemental Data
Net assets, end of period (000 omitted)	$480,405	$452,516	$468,086	$452,845	$404,493
Portfolio turnover rate	12%	18%	17%	12%	9%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2017

Days	% of fund's investments 12/31/17
1 - 7	71.3
8 - 30	2.9
31 - 60	5.2
61 - 90	0.6
91 - 180	11.5
>180	8.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2017
Variable Rate Demand Notes (VRDNs)	25.3%
Tender Option Bond	40.5%
Other Municipal Security	25.9%
Investment Companies	6.4%
Net Other Assets (Liabilities)	1.9%

Current 7-Day Yield

12/31/17
Fidelity® Pennsylvania Municipal Money Market Fund	1.03%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Variable Rate Demand Note - 25.3%
	Principal Amount	Value
Alabama - 0.6%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.83% 1/5/18, VRDN (a)(b)	$800,000	$800,000
Mobile Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 1.79% 1/5/18, VRDN (b)	300,000	300,000
West Jefferson Indl. Dev. Series 2008, 1.79% 1/5/18, VRDN (b)	500,000	500,000
		1,600,000
Arkansas - 1.0%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1.83% 1/5/18, VRDN (a)(b)	200,000	200,000
Series 2002, 1.92% 1/5/18, VRDN (a)(b)	100,000	100,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 1.8% 1/5/18, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,500,000	2,500,000
		2,800,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1993 C, 1.75% 1/5/18, VRDN (b)	100,000	100,000
Series 1999 B, 1.72% 1/5/18, VRDN (a)(b)	100,000	100,000
		200,000
Indiana - 0.3%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.73% 1/5/18, VRDN (a)(b)	100,000	100,000
Series 2003 B, 1.82% 1/5/18, VRDN (a)(b)	500,000	500,000
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.):
Series H, 1.87% 1/5/18, VRDN (b)	200,000	200,000
Series I, 1.87% 1/5/18, VRDN (b)	100,000	100,000
		900,000
Louisiana - 0.3%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.78% 1/5/18, VRDN (b)	700,000	700,000
Series 2010 B1, 1.84% 1/5/18, VRDN (b)	180,000	180,000
		880,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.83% 1/5/18, VRDN (a)(b)	400,000	400,000
North Carolina - 0.0%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.92% 1/5/18, VRDN (a)(b)	100,000	100,000
Pennsylvania - 22.5%
Allegheny County Indl. Dev. Auth. Rev. (Union Elec. Steel Co. Proj.) Series 1996 A, 1.8% 1/5/18, LOC PNC Bank NA, VRDN (a)(b)	4,120,000	4,120,000
Bucks County Indl. Dev. Auth. Rev. (Snowball Real Estate LP Proj.) 1.95% 1/5/18, LOC Wells Fargo Bank NA, VRDN (a)(b)	780,000	780,000
Chester County Health & Ed. Auth. Rev. 1.76% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,410,000	3,410,000
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 B, 1.76% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (b)	13,060,000	13,060,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 1.81% 1/5/18, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,600,000	2,600,000
(Willow Valley Retirement Proj.) Series 2009 B, 1.74% 1/5/18, LOC PNC Bank NA, VRDN (b)	7,340,000	7,340,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Leidy's, Inc. Proj.) Series 1995 D7, 1.83% 1/5/18, LOC PNC Bank NA, VRDN (a)(b)	400,000	400,000
Series 2004 B, 1.84% 1/5/18, LOC PNC Bank NA, VRDN (b)	500,000	500,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Keystone College Proj.) Series 2001 H5, 1.74% 1/5/18, LOC PNC Bank NA, VRDN (b)	4,475,000	4,475,000
Philadelphia Arpt. Rev.:
Series 2005 C1, 1.7% 1/5/18, LOC TD Banknorth, NA, VRDN (a)(b)	7,895,000	7,895,000
Series 2005 C2, 1.71% 1/5/18, LOC Royal Bank of Canada, VRDN (a)(b)	2,360,000	2,360,000
Philadelphia Auth. for Indl. Dev. Rev.:
(Spl. People in Northeast, Inc. Proj.) Series 2006, 1.75% 1/5/18, LOC Citizens Bank of Pennsylvania, VRDN (b)	1,210,000	1,210,000
(The Franklin Institute Proj.) Series 2006, 1.73% 1/5/18, LOC Bank of America NA, VRDN (b)	3,245,000	3,245,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 1.74% 1/5/18, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
		64,070,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.93% 1/5/18, VRDN (a)(b)	600,000	600,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.91% 1/5/18, VRDN (a)(b)	700,000	700,000
		1,300,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $72,250,000)		72,250,000

Tender Option Bond - 40.5%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 1.86% 1/5/18 (Liquidity Facility Citibank NA) (b)(c)	100,000	100,000
Illinois - 0.1%
Chicago Transit Auth. Participating VRDN Series Floaters XM 04 50, 1.75% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	300,000	300,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 1.88% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	100,000	100,000
Pennsylvania - 40.3%
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 1.74% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	2,165,000	2,165,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 1.75% 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)	4,000,000	4,000,000
Series Floaters XF 06 02, 1.74% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,905,000	3,905,000
Series Floaters YX 10 49, 1.73% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,325,000	5,325,000
Series Putters 0047, 1.73% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,605,000	3,605,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 1.65% 1/5/18 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,750,000	3,750,000
Northampton County Gen. Purp. College Rev. Participating VRDN:
Series Floaters XL 00 48, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,400,000	3,400,000
Series Floaters ZM 05 17, SIFMA Municipal Swap Index + 0.030% 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(d)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.76% 1/5/18 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	5,653,500	5,653,500
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 1.76% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,605,000	3,605,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series 16 ZF0424, 1.73% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,770,000	5,770,000
Series Floaters XF 24 54, 1.74% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,200,000	5,200,000
Pennsylvania Health & Edl. Facilities Fing. Auth. Rev. Bonds Series E72, SIFMA Municipal Swap Index + 0.170% 1.88%, tender 3/1/18 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	3,200,000	3,200,000
Pennsylvania Higher Edl. Facilities Auth. Bonds Series 2016 E75, SIFMA Municipal Swap Index + 0.170% 1.88%, tender 4/2/18 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds Series WF 11 26C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 2/8/18 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)(e)	5,900,000	5,900,000
Participating VRDN:
Series Floaters XG 01 06, 1.75% 1/5/18 (Liquidity Facility Bank of America NA) (b)(c)	4,095,000	4,095,000
Series MS 3252, 1.74% 1/5/18 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,840,000	5,840,000
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Participating VRDN Series Putters 15 XM0010, 1.73% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,035,000	5,035,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN:
Series Floaters E 101, 1.76% 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)	6,200,000	6,200,000
Series XX 10 44, 1.74% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	6,665,000	6,665,000
Philadelphia Auth. For Indl. Dev. Participating VRDN Series Putters 14 XM0005, 1.73% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)	4,625,000	4,625,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 1.73% 1/5/18 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,330,000	5,330,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series 2017, 1.74% 1/5/18 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,160,000	3,160,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, SIFMA Municipal Swap Index + 0.200% 1.76%, tender 1/5/18 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	5,880,000	5,880,000
		114,808,500
TOTAL TENDER OPTION BOND
(Cost $115,308,500)		115,308,500

Other Municipal Security - 25.9%
Georgia - 0.7%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, SIFMA Municipal Swap Index + 0.100% 1.81%, tender 4/2/18 (Liquidity Facility Royal Bank of Canada) (b)(d)	1,885,000	1,885,000
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 1.16% tender 1/10/18, CP mode	200,000	200,000
Massachusetts - 0.5%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.):
Series 1993 A, 1.05% tender 1/3/18, CP mode	500,000	500,000
Series 93 B, 1.21% tender 1/16/18, CP mode	400,000	400,000
Series 93B, 1.42% tender 2/2/18, CP mode	400,000	400,000
Series 93A, 1.1% tender 1/12/18, CP mode	200,000	200,000
		1,500,000
New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 90 A, 1.15% tender 1/12/18, CP mode (a)	300,000	300,000
Series A1, 1.8% tender 1/3/18, CP mode (a)	700,000	700,000
		1,000,000
Pennsylvania - 24.0%
Allegheny County Hosp. Dev. Auth. Rev. Bonds:
Series 2008, 5% 6/15/18	8,190,000	8,329,988
Series 2010 A, 5% 5/15/18	1,050,000	1,064,677
Northampton County Gen. Purp. Auth. Hosp. Rev. Bonds (St Lukes Hosp. & Health Ntw Proj.) Series 2008 A:
5.375% 8/15/18 (Pre-Refunded to 8/15/18 @ 100)	1,980,000	2,027,774
5.5% 8/15/18 (Pre-Refunded to 8/15/18 @ 100)	2,800,000	2,874,128
5.5% 8/15/18 (Pre-Refunded to 8/15/18 @ 100)	2,900,000	2,974,511
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Bonds Series 2012 A, 5% 7/1/18	6,390,000	6,508,884
Pennsylvania Gen. Oblig. Bonds:
Series 2009, 5% 7/1/18	3,550,000	3,614,452
Series 2012, 5% 7/1/18	4,400,000	4,479,778
Series 2013, 5% 4/1/18	2,900,000	2,928,140
Series 2014:
5% 6/15/18	2,000,000	2,033,696
5% 7/1/18	1,300,000	1,323,444
Series 2015, 5% 3/15/18	1,750,000	1,763,327
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Bonds Series 2009, 5% 6/15/18	3,900,000	3,967,008
Pennsylvania State Univ. Bonds Series 2008 A, 5% 2/15/18 (Pre-Refunded to 2/15/18 @ 100)	2,000,000	2,009,332
Pennsylvania Tpk. Commission Tpk. Rev. Bonds (PA St Tpk. Subordinated Proj.) Series 2008 B-1, 5.25% 6/1/18 (Pre-Refunded to 6/1/18 @ 100)	2,800,000	2,846,874
Philadelphia Arpt. Rev.:
Series B1:
1% 1/4/18, LOC Sumitomo Mitsui Banking Corp., CP (a)	1,650,000	1,650,000
1% 1/4/18, LOC Sumitomo Mitsui Banking Corp., CP (a)	3,000,000	3,000,000
Series B2, 1.06% 2/5/18, LOC PNC Bank NA, CP (a)	3,000,000	3,000,000
Series B3:
1.03% 1/30/18, LOC Wells Fargo Bank NA, CP (a)	3,200,000	3,200,000
1.07% 1/30/18, LOC Wells Fargo Bank NA, CP (a)	3,000,000	3,000,000
Philadelphia Gen. Oblig. TRAN Series 2017 A, 2% 6/29/18	2,900,000	2,909,597
Southcentral Pennsylvania Gen. Auth. Rev. Bonds 6% 6/1/18 (Pre-Refunded to 6/1/18 @ 100)	2,900,000	2,958,394
		68,464,004
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 1992, 1.15% tender 1/11/18, CP mode (a)	400,000	400,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 1.15% tender 1/12/18, CP mode (a)	300,000	300,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $73,749,004)		73,749,004
	Shares	Value

Investment Company - 6.4%
Fidelity Municipal Cash Central Fund, 1.75% (g)(h)
(Cost $18,361,349)	18,361,351	18,361,349
TOTAL INVESTMENT IN SECURITIES - 98.1%
(Cost $279,668,853)		279,668,853
NET OTHER ASSETS (LIABILITIES) - 1.9%		5,325,257
NET ASSETS - 100%		$284,994,110

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

TRAN – TAX AND REVENUE ANTICIPATION NOTE

CP – COMMERCIAL PAPER

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,100,000 or 4.9% of net assets.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,625,000 or 1.6% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Pennsylvania Health & Edl. Facilities Fing. Auth. Rev. Bonds Series E72, SIFMA Municipal Swap Index + 0.170% 1.88%, tender 3/1/18 (Liquidity Facility Royal Bank of Canada)	6/1/16 - 9/1/17	$3,200,000
Pennsylvania Higher Edl. Facilities Auth. Bonds Series 2016 E75, 1.88%, tender 4/2/18 (Liquidity Facility Royal Bank of Canada)	7/1/16	$5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series WF 11 26C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 2/8/18 (Liquidity Facility Wells Fargo Bank NA)	8/11/16	$5,900,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$236,462
Total	$236,462

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $261,307,504)	$261,307,504
Fidelity Central Funds (cost $18,361,349)	18,361,349
Total Investment in Securities (cost $279,668,853)		$279,668,853
Cash		5,595
Receivable for investments sold		4,285,000
Receivable for fund shares sold		250,617
Dividends receivable		23,133
Interest receivable		1,151,794
Other receivables		10
Total assets		285,385,002
Liabilities
Payable for fund shares redeemed	$262,234
Distributions payable	8,663
Accrued management fee	119,764
Other affiliated payables	231
Total liabilities		390,892
Net Assets		$284,994,110
Net Assets consist of:
Paid in capital		$284,990,526
Undistributed net investment income		1
Accumulated undistributed net realized gain (loss) on investments		3,583
Net Assets, for 284,737,628 shares outstanding		$284,994,110
Net Asset Value, offering price and redemption price per share ($284,994,110 ÷ 284,737,628 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		2,720,983
Income from Fidelity Central Funds		236,462
Total income		2,957,445
Expenses
Management fee	$1,679,757
Custodian fees and expenses	11
Independent trustees' fees and expenses	1,296
Total expenses		1,681,064
Net investment income (loss)		1,276,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,765
Fidelity Central Funds	4,072
Capital gain distributions from Fidelity Central Funds	737
Total net realized gain (loss)		33,574
Net increase in net assets resulting from operations		$1,309,955

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,276,381	$372,646
Net realized gain (loss)	33,574	35,340
Net increase in net assets resulting from operations	1,309,955	407,986
Distributions to shareholders from net investment income	(1,276,467)	(372,232)
Distributions to shareholders from net realized gain	(28,975)	(25,493)
Total distributions	(1,305,442)	(397,725)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	36,618,519	562,871,356
Reinvestment of distributions	1,243,608	376,905
Cost of shares redeemed	(158,398,364)	(889,433,202)
Net increase (decrease) in net assets and shares resulting from share transactions	(120,536,237)	(326,184,941)
Total increase (decrease) in net assets	(120,531,724)	(326,174,680)
Net Assets
Beginning of period	405,525,834	731,700,514
End of period	$284,994,110	$405,525,834
Other Information
Undistributed net investment income end of period	$1	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.004	.001	–A	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.004	.001	–A	–A	–A
Distributions from net investment income	(.004)	(.001)	–A	–A	–A
Distributions from net realized gain	–A	–A	–A	–	–
Total distributions	(.004)	(.001)	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.40%	.09%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.35%	.06%	.07%	.11%
Expenses net of all reductions	.50%	.35%	.06%	.07%	.11%
Net investment income (loss)	.38%	.07%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$284,994	$405,526	$731,701	$760,467	$789,696

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$462,301,896	$17,990,626	$(934,021)	$17,056,605
Fidelity Pennsylvania Municipal Money Market Fund	279,668,853	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$–	$997,018	$17,056,605
Fidelity Pennsylvania Municipal Money Market Fund	3,808	–	–

The tax character of distributions paid was as follows:

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,738,825	$–	$1,974,339	$15,713,164
Fidelity Pennsylvania Municipal Money Market Fund	1,276,467	–	28,975	1,305,442

December 31, 2016
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,451,215	$43,964	$2,094,217	$16,589,396
Fidelity Pennsylvania Municipal Money Market Fund	372,232	–	25,493	397,725

Delayed Delivery Transactions and When-Issued Securities. During the period, the Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Income Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $86,016,390 and $55,893,557, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,504

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Income Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

Custody expense reduction
Fidelity Pennsylvania Municipal Income Fund	$3,510

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$2,801

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Pennsylvania Municipal Income Fund and the Board of Trustees of Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Fidelity Pennsylvania Municipal Income Fund	.47%
Actual		$1,000.00	$1,020.20	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,002.50	$2.52
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Pennsylvania Municipal Money Market Fund	02/12/18	02/09/18	$0.000
Fidelity Pennsylvania Municipal Income Fund	02/12/18	02/09/18	$0.024

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Money Market Fund	$31,906
Fidelity Pennsylvania Municipal Income Fund	$1,973,560

During fiscal year ended 2017, 100% of each fund's income dividends were free from federal income tax, and 20% of Fidelity Pennsylvania Municipal Money Market Fund and 1.47% of Fidelity Pennsylvania Municipal Income Fund income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for Fidelity Pennsylvania Municipal Income Fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Fidelity Pennsylvania Municipal Money Market Fund in March 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, Fidelity Pennsylvania Municipal Money Market Fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Pennsylvania Municipal Money Market Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the competitive median for 2016 and Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that Fidelity has been voluntarily waiving part or all of the management fees to maintain a minimum yield for Fidelity Pennsylvania Municipal Money Market Fund. Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2016 because the advisers of many competitor funds waived fees or reimbursed expenses to a greater extent than Fidelity in order to maintain a minimum yield, which caused the expense medians of such competitor funds to be lower than they would otherwise be. Excluding fee waivers, the fund's total expense ratio ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Fidelity Pennsylvania Money Market Fund was above the median of the universe presented for comparison, each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

PFR-ANN-0218
1.540037.120

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$40,000	$3,600	$2,400	$1,800
Fidelity Flex Conservative Income Municipal Bond Fund	$44,000	$700	$2,400	$300
Fidelity Flex Municipal Income Fund	$44,000	$700	$2,400	$300
Fidelity Limited Term Municipal Income Fund	$46,000	$4,100	$2,400	$2,100
Fidelity Michigan Municipal Income Fund	$46,000	$4,200	$2,400	$2,100
Fidelity Minnesota Municipal Income Fund	$46,000	$4,200	$2,400	$2,100
Fidelity Municipal Income Fund	$62,000	$5,500	$2,400	$2,800
Fidelity Ohio Municipal Income Fund	$46,000	$4,200	$2,400	$2,100
Fidelity Pennsylvania Municipal Income Fund	$46,000	$4,200	$2,400	$2,100

December 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$40,000	$4,200	$2,400	$2,000
Fidelity Flex Conservative Income Municipal Bond Fund	$-	$-	$-	$-
Fidelity Flex Municipal Income Fund	$-	$-	$-	$-
Fidelity Limited Term Municipal Income Fund	$46,000	$4,700	$2,400	$2,300
Fidelity Michigan Municipal Income Fund	$46,000	$4,800	$2,400	$2,300
Fidelity Minnesota Municipal Income Fund	$46,000	$4,800	$2,400	$2,300
Fidelity Municipal Income Fund	$62,000	$6,300	$2,400	$3,000
Fidelity Ohio Municipal Income Fund	$46,000	$4,800	$2,400	$2,300
Fidelity Pennsylvania Municipal Income Fund	$46,000	$4,800	$2,400	$2,300

A Amounts may reflect rounding.

B Fidelity Flex Conservative Income Municipal Bond Fund and Fidelity Flex Municipal Income Fund commenced operations on October 12, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2017A,B	December 31, 2016A,B
Audit-Related Fees	$8,470,000	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Conservative Income Municipal Bond Fund and Fidelity Flex Municipal Income Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2017A,B	December 31, 2016A,B,C
PwC	$10,785,000	$7,705,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Conservative Income Municipal Bond Fund and Fidelity Flex Municipal Income Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2018